UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2020
Columbia Floating Rate Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Floating Rate Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Ronald Launsbach, CFA
Lead Portfolio Manager
Managed Fund since 2012
Vesa Tontti
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	-3.11	2.49	3.95
	Including sales charges		-6.04	1.87	3.64
Advisor Class*		02/28/13	-2.99	2.72	4.13
Class C	Excluding sales charges	02/16/06	-3.83	1.73	3.17
	Including sales charges		-4.76	1.73	3.17
Institutional Class*		09/27/10	-2.99	2.72	4.19
Institutional 2 Class		08/01/08	-2.80	2.80	4.26
Institutional 3 Class*		06/01/15	-2.90	2.82	4.12
Class R*		09/27/10	-3.46	2.22	3.69
Credit Suisse Leveraged Loan Index			-1.20	3.30	4.38
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Floating Rate Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	1.9
Corporate Bonds & Notes	3.3
Exchange-Traded Fixed Income Funds	1.0
Money Market Funds	4.0
Senior Loans	89.7
Warrants	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2020)
BBB rating	5.2
BB rating	30.1
B rating	54.8
CCC rating	8.0
CC rating	0.3
D rating	0.2
Not rated	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned -3.11% excluding sales charges. The Fund underperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which returned -1.20% for the same time period. Credit selection across a variety of industries detracted from the Fund’s relative performance during the annual period.
Leveraged bank loan market pressured by declining interest rates
Early in the annual period, signs of slowing domestic and global economies led the U.S. Federal Reserve (the Fed) to cut its targeted federal funds rate for a second time in the third quarter of 2019 alone. LIBOR, the base rate used in the leveraged loan market, also followed the federal funds in lowering rates. (ICE LIBOR stands for Intercontinental Exchange London Interbank Offered Rate and is the world’s most widely-used benchmark rate that leading banks charge each other for short-term loans until the transition to a replacement reference rate in 2021.) Declining interest rates are a headwind for the leveraged loan market, and thus, not surprisingly, the benchmark posted a negative return in August 2019 just slightly more than offset by a modest positive return in September. Though the Fed implemented a third interest rate reduction in the fourth quarter of 2019, it signaled this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a cooling in bond market returns and a renewed focus on leveraged loans, which use a floating base rate of interest. In turn, the leveraged loan market capped off the calendar year with a strong fourth quarter, attributable primarily to the more credit-sensitive areas of the loan market, which performed well on signs of stronger economic growth, an improved tone on U.S.-China trade negotiations and progress in European Union-Brexit negotiations. The fourth quarter of 2019 was marked by a notable “risk on” market, where the lower end of the credit spectrum outperformed higher-rated assets.
Financial markets experienced a historic disruption in the first quarter of 2020, as the emergence of the COVID-19 pandemic brought the global economy to a near halt. The new year started with favorable market conditions fueled by a flow of solid economic data. But U.S. markets began reacting to the new threat in mid-February. To mitigate the economic impact of the pandemic, the Fed took a series of unprecedented steps in March to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. In reaction to the mix of economic turmoil, fiscal stimulus and historic monetary actions, the yields on U.S. Treasuries moved significantly lower, and LIBOR also moved lower, though not to the same extent. By the end of the first quarter of 2020, the net effect of these measures provided a bit of calm to markets, sparking a performance recovery for many non-Treasury fixed income sectors. The leveraged loan market followed similar trajectories as equity and bond markets, with the benchmark posting a modestly positive return in the first quarter of 2020 through mid-February, but subsequently declining significantly, driving the benchmark to its worst quarterly performance since 2008. The leveraged loan market decline was fueled by a notable supply/demand imbalance. The flight to what were perceived as safer asset classes and the Fed’s actions to lower interest rates triggered significant outflows from leveraged loan mutual funds and exchange traded funds. While collateralized loan obligation (CLO) funds, one of the main sources of demand for bank loans, used their cash positions to absorb some of the selling, there was no issuance of new CLOs and so the overall demand was insufficient to keep the market from falling at a precipitous pace. Toward the end of March, retail fund outflows moderated considerably, and the market became more balanced.
Despite the pandemic’s persistently significant impact on economic activity, financial markets rebounded strongly during the last four months of the annual period. Markets were encouraged by the extraordinary support forthcoming from both the monetary and fiscal policymakers, further fueled by some initial positive data supporting the narrative of an economic recovery. As the months progressed, investors increasingly anticipated that progress toward re-opening the economy would limit the duration and magnitude of the COVID-19-induced recession. U.S. Treasury yields remained at historically low levels, while LIBOR dropped significantly. Still, while returns in the leveraged loan market slightly trailed the broad U.S. fixed income market, the second quarter of 2020 was one of the best quarters in the history of the leveraged loan market, with both April and May experiencing the highest monthly returns for the benchmark since 2009 and returns remaining solidly positive in June and July.
While supply/demand factors had materially improved by the end of the annual period, defaults did pick up amid the challenging economic conditions. At the end of the second quarter of 2020, the trailing 12-month loan default rate, examined by principal amount, stood at a five-year high of 3.94%, as measured by JP Morgan, up from 1.9% at the end of the first quarter of 2020 and 1.4% at the end of the fourth quarter of 2019 and above the long-term average of about 3.0%. At the end
Columbia Floating Rate Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
of July 2020, the trailing 12-month loan default rate, examined by principal amount, was 4.36%, a data point widely expected to increase further to surpass recessionary levels, possibly in a range of between 5% and 10%. On the positive side, new loans being offered in the primary market at the end of the annual period came with considerably higher interest rates than loans with similar risk profiles issued prior to the pandemic, which should, in our view, gradually help improve returns for those investing in the loan market.
Credit selection in variety of industries dampened Fund performance
During the annual period, our credit selection in the aerospace, energy, broadcasting segment of media/telecommunications and manufacturing industries detracted most from the Fund’s relative results. Positioning in the financials industry also dampened Fund performance. These detractors were partially offset by effective credit selection in the services, gaming and food/tobacco industries, which contributed positively. Having overweights to the utilities and chemicals industries, which each outpaced the benchmark during the annual period, and having an underweight to the retail industry, which underperformed the benchmark during the annual period, also boosted relative results. Having a position in cash, albeit a modest one, during an annual period when the benchmark declined, added value as well.
Shifting market conditions drove portfolio changes
During the annual period, we reduced the Fund’s weighting in the retail industry relative to the benchmark, as an industry already struggling against e-commerce and other secular headwinds before the outbreak of COVID-19 was impacted especially hard by the pandemic-driven economic shutdown during the second half of the annual period. We increased the Fund’s relative exposure to the utilities industry, traditionally considered a more defensive industry, potentially providing enhanced downside protection for the Fund. We modestly decreased the Fund’s position in cash during the annual period.
Also, much trading activity throughout the annual period focused on gradually upgrading the overall credit quality of the Fund and selling or reducing positions across industries that we believed were at risk due to a variety of factors, including slowing economic growth and the pandemic. It is also well worth noting that while the trailing 12-month loan default rate, examined by principal amount, increased during the annual period, the default rate for the holdings in the Fund at the end of the annual period was dramatically lower than that of the leveraged loan market overall, reflecting, we believe, our disciplined focus on bottom-up individual credit selection.
As of July 31, 2020, the Fund had overweight exposures compared to the benchmark in the broadcasting, chemicals, utilities, manufacturing, gaming/leisure and energy industries. The Fund’s biggest underweights relative to the benchmark were in the financials, services, transportation, food/tobacco, automotive, retail, housing, consumer non-durables and health care industries.
As always, credit selection and industry weightings were of great importance in our portfolio positioning and strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
6	Columbia Floating Rate Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Floating Rate Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	949.70	1,019.79	4.94	5.12	1.02
Advisor Class	1,000.00	1,000.00	949.70	1,021.03	3.73	3.87	0.77
Class C	1,000.00	1,000.00	945.10	1,016.06	8.56	8.87	1.77
Institutional Class	1,000.00	1,000.00	949.70	1,021.03	3.73	3.87	0.77
Institutional 2 Class	1,000.00	1,000.00	950.30	1,021.23	3.54	3.67	0.73
Institutional 3 Class	1,000.00	1,000.00	950.20	1,021.48	3.30	3.42	0.68
Class R	1,000.00	1,000.00	947.50	1,018.55	6.15	6.37	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 2.0%
Issuer	Shares	Value ($)
Communication Services 0.7%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(a)	9,438	141,664
Entertainment 0.6%
MGM Holdings II, Inc.(a)	53,207	4,114,684
Media 0.1%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	182,339
Cumulus Media, Inc., Class A(a)	28,485	111,946
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Tribune Publishing Co.	4,413	43,027
Total		337,312
Total Communication Services		4,593,660
Consumer Discretionary 0.2%
Auto Components 0.2%
Aptiv PLC	11,178	869,089
Dayco/Mark IV(a)	2,545	18,664
Delphi Technologies PLC(a)	3,726	55,853
Total		943,606
Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.(a)	18,619	55,112
Specialty Retail 0.0%
David’s Bridal, Inc.(a),(c)	27,409	1,508
Total Consumer Discretionary		1,000,226
Energy 0.3%
Energy Equipment & Services 0.1%
Fieldwood Energy LLC(a),(c)	68,952	6,895
McDermott International, Inc.(a),(b),(c)	9,655	0
McDermott International, Inc.(a)	184,336	617,526
Total		624,421
Oil, Gas & Consumable Fuels 0.2%
Southcross Energy Partners LLC(a),(c)	107,918	15,108
Southcross Energy Partners LLC, Class A(a),(c)	2,041,444	1,429,011
Total		1,444,119
Total Energy		2,068,540
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.0%
Capital Markets —%
RCS Capital Corp., Class B(a),(b),(c)	6,880	0
Diversified Financial Services 0.0%
Alloy Finco Ltd.(a),(b),(c)	899,896	1
Total Financials		1
Information Technology 0.2%
Software 0.2%
Avaya Holdings Corp.(a)	80,629	1,020,763
Total Information Technology		1,020,763
Materials 0.3%
Chemicals 0.2%
LyondellBasell Industries NV, Class A	21,977	1,374,002
Metals & Mining 0.1%
Aleris International, Inc.(a)	16,833	361,909
Foresight Energy LLC(a)	17,897	249,445
Total		611,354
Total Materials		1,985,356
Utilities 0.3%
Independent Power and Renewable Electricity Producers 0.3%
Vistra Corp.	80,843	1,508,531
Vistra Energy Corp.(a)	105,843	115,104
Total		1,623,635
Total Utilities		1,623,635
Total Common Stocks (Cost $13,462,907)		12,292,181

Corporate Bonds & Notes 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.4%
American Airlines Group, Inc.(d)
06/01/2022	5.000%	5,000,000	2,785,249
Building Materials 0.2%
Core & Main LP(d)
08/15/2025	6.125%	1,296,000	1,334,737
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.4%
Tenet Healthcare Corp.(d)
09/01/2024	4.625%	2,516,000	2,590,217
Leisure 0.1%
Boyne U.S.A., Inc.(d)
05/01/2025	7.250%	643,000	687,282
Media and Entertainment 1.1%
Cumulus Media New Holdings, Inc.(d)
07/01/2026	6.750%	916,000	832,503
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	2,591,000	1,986,108
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	506,328
05/01/2027	8.375%	867,232	865,224
Univision Communications, Inc.(d)
02/15/2025	5.125%	3,000,000	2,910,671
Total			7,100,834
Technology 1.1%
CommScope Finance LLC(d)
03/01/2024	5.500%	1,178,000	1,222,303
Dell International LLC/EMC Corp.(d)
06/15/2023	5.450%	2,325,000	2,559,806
Dun & Bradstreet Corp. (The)(d)
08/15/2026	6.875%	1,645,000	1,801,217
Veritas US, Inc./Bermuda Ltd.(d)
02/01/2023	7.500%	1,000,000	1,004,626
Total			6,587,952
Total Corporate Bonds & Notes (Cost $23,396,719)			21,086,271

Exchange-Traded Fixed Income Funds 1.1%
	Shares	Value ($)
Floating Rate 1.1%
First Trust Senior Loan ETF	25,000	1,147,000
Invesco Senior Loan ETF	50,000	1,082,000
SPDR Blackstone/GSO Senior Loan ETF	100,000	4,418,000
Total		6,647,000
Total Exchange-Traded Fixed Income Funds (Cost $6,932,750)		6,647,000
Senior Loans 90.9%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Alloy Finco Ltd.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 13.500% 03/06/2025	0.500%	972,823	342,920
Alloy Parent Ltd.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 6.500% Floor 2.000% 03/06/2024	8.500%	913,207	776,226
TransDigm Inc.(e),(f)
Tranche E Term Loan
1-month USD LIBOR + 2.250% 05/30/2025	2.411%	1,661,716	1,550,596
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.411%	3,793,146	3,545,909
Total			6,215,651
Airlines 1.2%
American Airlines, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	1.922%	1,729,974	948,251
Delta Air Lines, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 04/29/2023	5.750%	1,100,000	1,081,267
JetBlue Airways Corp.(e),(f)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/17/2024	6.250%	1,000,000	985,210
Kestrel Bidco, Inc./WestJet Airlines(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.000%	1,840,750	1,347,079
United AirLines, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	1.911%	3,356,783	3,005,529
Total			7,367,336
Automotive 0.9%
Dayco Products LLC/Mark IV Industries, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	4.613%	2,126,313	1,311,233

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
First Brands Group LLC(e),(f),(g)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 7.500% Floor 1.000% 02/02/2024		3,000,000	2,857,500
Navistar, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	3.690%	1,702,862	1,644,676
Total			5,813,409
Brokerage/Asset Managers/Exchanges 0.6%
Blackstone CQP Holdco LP(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	3.806%	3,472,443	3,371,881
Jefferies Finance LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 06/03/2026	3.438%	721,357	692,142
Total			4,064,023
Building Materials 1.7%
Covia Holdings Corp.(e),(h)
Term Loan
06/01/2025	8.250%	2,136,938	1,327,124
HD Supply, Inc.(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 10/17/2023	1.911%	2,298,816	2,262,609
Ply Gem Midco, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	3.928%	2,327,187	2,276,292
US Silica Co.(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.000%	4,388,481	3,349,859
Wilsonart LLC(e),(f)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	4.250%	1,283,915	1,252,626
Total			10,468,510
Cable and Satellite 2.2%
Charter Communications Operating LLC/Safari LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.920%	3,576,276	3,485,760
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cogeco Communications II LP(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.161%	1,935,042	1,860,930
CSC Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	2.425%	2,423,818	2,337,482
3-month USD LIBOR + 2.250% 01/15/2026	2.425%	975,050	939,705
3-month USD LIBOR + 2.500% 04/15/2027	2.675%	992,512	958,191
Telesat Canada(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	2.920%	2,636,750	2,545,571
Virgin Media Bristol LLC(e),(f)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.675%	2,000,000	1,938,120
Total			14,065,759
Chemicals 7.6%
Aruba Investments, Inc./ANGUS Chemical Co.(e),(f)
Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 07/07/2025	5.250%	2,405,063	2,396,044
Ascend Performance Materials Operations LLC(c),(e),(f)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/27/2026	6.250%	1,538,375	1,542,221
Chemours Co. (The)(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.920%	4,335,935	4,102,878
ColourOz Investment 1 GmbH(e),(f)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.000%	575,377	498,524
ColourOz Investment 2 LLC(e),(f)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.000%	3,480,558	3,015,660
Flint Group GMBH(e),(f)
Tranche B8 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.000%	798,187	691,574

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hexion, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	3.800%	2,836,462	2,772,642
Ineos US Finance LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	2.214%	3,056,514	2,938,074
Innophos Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% 02/05/2027	3.911%	1,246,875	1,229,730
Invictus U.S. Newco LLC/SK Intermediate II SARL(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	6.911%	1,575,000	1,246,219
Messer Industries GmbH(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	2.808%	2,947,576	2,881,255
Minerals Technologies, Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.000%	2,440,419	2,432,805
Momentive Performance Materials, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	3.420%	1,155,330	1,082,163
Nouryon Finance BV/AkzoNobel(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 10/01/2025	3.178%	2,853,787	2,755,503
PQ Corp.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/07/2027		2,000,000	1,986,260
Schenectady International Group, Inc.(c),(e),(f)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	4.916%	3,250,500	3,055,470
Solenis Holdings LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	4.363%	3,488,689	3,387,761
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2026	8.863%	1,000,000	868,400
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trinseo Materials Operating SCA(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	2.161%	911,220	878,762
Tronox Finance LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/23/2024	2.972%	2,108,040	2,048,762
Univar Solutions USA, Inc.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	2.411%	2,963,870	2,904,593
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	2.161%	796,000	771,921
Vantage Specialty Chemicals, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	4.500%	982,368	858,697
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	9.250%	2,400,000	1,728,000
Total			48,073,918
Construction Machinery 1.1%
DXP Enterprises, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	5.750%	2,760,313	2,639,549
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.500% Floor 1.000% 11/27/2020	7.500%	2,367,936	1,653,601
United Rentals, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	1.911%	2,456,250	2,432,916
Total			6,726,066
Consumer Cyclical Services 3.9%
Conservice Midco, LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	4.558%	2,000,000	1,960,000
Cushman & Wakefield U.S. Borrower LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	2.911%	2,400,858	2,289,818

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Prime Security Services Borrower LLC/Protection 1 Security Solutions(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/23/2026	4.250%	1,503,613	1,475,961
ServiceMaster Co., LLC (The)(e),(f)
Tranche D Term Loan
3-month USD LIBOR + 1.750% 11/05/2026	1.911%	746,250	730,392
Sotheby’s(e),(f)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 01/15/2027	6.500%	3,248,690	3,088,952
Staples, Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	5.687%	2,227,500	1,911,329
Uber Technologies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	3.661%	2,079,896	2,031,934
USS Ultimate Holdings, Inc./United Site Services, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	4.750%	2,927,323	2,752,591
WaterBridge Midstream Operating LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	6.750%	2,578,013	2,136,528
Web.com Group, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.926%	2,000,000	1,896,940
Web.com Group, Inc.(c),(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	7.926%	2,927,237	2,605,241
West Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	5.000%	1,917,760	1,682,317
Total			24,562,003
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Serta Simmons Bedding LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	4.500%	1,353,986	320,217
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	9.000%	1,898,666	273,408
SIWF Holdings, Inc./Spring Window Fashions(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	5.322%	2,009,000	1,865,859
Total			2,459,484
Diversified Manufacturing 4.0%
Allnex & Cy SCA(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	1,224,078	1,165,176
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	4.000%	922,267	877,887
Bright Bidco BV/Lumileds LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	4.572%	3,525,848	1,367,359
Brookfield WEC Holdings, Inc./Westinghouse Electric Co. LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/01/2025	3.750%	1,802,351	1,760,897
Douglas Dynamics LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 06/08/2026	4.750%	1,976,014	1,967,379
EWT Holdings III Corp.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 2.750% 12/20/2024	2.911%	2,342,229	2,302,715
Gardner Denver, Inc.(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.911%	27,849	26,728

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	3.750%	1,538,505	1,500,689
Ingersoll Rand Services Co.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 03/01/2027	1.911%	3,990,000	3,829,402
RBS Global, Inc./Rexnord LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/21/2024	1.922%	1,756,458	1,731,675
Vertical US Newco, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 4.250% 07/14/2027		2,000,000	1,970,840
Vertiv Group Corp.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 03/02/2027	3.162%	2,992,500	2,921,428
Welbilt, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/23/2025	2.661%	2,000,000	1,750,000
Zekelman Industries, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.000% 01/24/2027	2.179%	1,995,000	1,937,644
Total			25,109,819
Electric 4.9%
Astoria Energy LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	5.000%	2,005,894	1,974,963
Calpine Construction Finance Co., LP(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	2.161%	2,518,594	2,441,148
Carroll County Energy LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	3.808%	1,397,200	1,389,348
CPV Shore Holdings LLC(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	3.920%	994,624	984,678
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2025	4.750%	3,203,193	3,157,804
Edgewater Generation LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	3.911%	960,063	928,343
EFS Cogen Holdings I LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	4.250%	1,957,830	1,934,747
Exgen Renewables IV LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	4.000%	1,840,350	1,816,425
Frontera Generation Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	5.250%	3,644,937	2,144,425
Helix Gen Funding LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	4.750%	2,369,225	2,317,694
LMBE-MC Holdco II LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.000%	2,610,677	2,566,622
Nautilus Power LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.250%	3,479,331	3,394,087
Southeast PowerGen LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 12/02/2021	4.500%	721,037	656,144
Vistra Operations Co., LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	1.915%	994,522	977,535
West Deptford Energy Holdings LLC(c),(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	3.911%	1,578,292	1,452,029

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
WG Partners Acquisition LLC(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	4.500%	2,817,926	2,719,299
Total			30,855,291
Environmental 1.7%
Advanced Disposal Services, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 11/10/2023	3.000%	2,833,361	2,813,896
EnergySolutions LLC/Envirocare of Utah LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	4.750%	4,655,000	4,286,464
GFL Environmental, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.000%	1,661,115	1,651,198
WCA Waste Systems, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/11/2023	2.661%	2,286,274	2,227,699
Total			10,979,257
Finance Companies 0.9%
Avolon Borrower 1 LLC(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	2.500%	2,553,396	2,430,194
Tranche B4 Term Loan
1-month USD LIBOR + 1.500% Floor 0.750% 02/12/2027	2.250%	997,500	930,797
FinCo I LLC/Fortress Investment Group(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	2.161%	2,200,581	2,162,071
Total			5,523,062
Food and Beverage 1.1%
Dole Food Co., Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	3.750%	2,613,125	2,543,119
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Froneri International Ltd.(e),(f)
Tranche B2 1st Lien Term Loan
1-month USD LIBOR + 2.250% 01/29/2027	2.411%	1,250,000	1,197,100
United Natural Foods, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	4.411%	2,038,576	1,977,419
US Foods, Inc./US Foodservice, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	1.911%	1,443,460	1,365,875
Total			7,083,513
Foreign Agencies 0.3%
Oxea Holding Vier GmbH(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	3.688%	2,256,250	2,113,362
Gaming 5.0%
Affinity Gaming(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	9.250%	1,350,000	1,012,500
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 07/01/2023	4.250%	1,435,648	1,206,548
Aristocrat Leisure Ltd.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 10/19/2024	4.750%	2,000,000	2,010,000
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	2.021%	1,459,574	1,418,647
Boyd Gaming Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 09/15/2023	2.361%	8,921	8,610
Caesars Resort Collection LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.911%	2,902,558	2,665,999
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025	4.715%	1,500,000	1,443,285

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CBAC Borrower LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	4.161%	1,895,887	1,657,006
Flutter Entertainment PLC(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	3.808%	1,634,237	1,633,109
Golden Nugget, Inc./Landry’s, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 10/04/2023	3.250%	3,095,655	2,582,488
1-month USD LIBOR + 12.000% Floor 1.000% 10/04/2023	3.250%	1,500,000	1,687,500
Mohegan Tribal Gaming Authority(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.375% Floor 1.000% 10/13/2023	5.375%	4,116,255	3,422,378
PCI Gaming Authority(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	2.661%	1,668,712	1,597,791
Playtika Holding Corp.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/10/2024	7.072%	2,925,000	2,946,938
Scientific Games International, Inc.(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	3.473%	3,640,294	3,307,462
Seminole Tribe of Florida(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	1.911%	1,111,666	1,076,693
Spectacle Gary Holdings LLC(e),(f),(g),(i)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025		131,757	121,875
Spectacle Gary Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	1,818,243	1,681,875
Total			31,480,704
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 6.6%
Air Methods Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	4.500%	1,745,378	1,387,977
athenahealth, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	4.818%	2,468,750	2,431,719
Carestream Health, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 6.750% Floor 1.000% 05/08/2023	7.822%	1,294,317	1,225,394
Change Healthcare Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	1,447,560	1,414,179
DaVita, Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 08/12/2026	1.911%	2,977,537	2,915,009
Envision Healthcare Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.911%	5,860,750	3,842,718
EyeCare Partners LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027	4.822%	2,426,351	2,218,607
EyeCare Partners LLC(e),(f),(g),(i)
Delayed Draw 1st Lien Term Loan
1-month USD LIBOR + 3.750% 02/18/2027		567,568	518,972
Gentiva Health Services, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	3.438%	2,207,062	2,168,438
HCA, Inc.(e),(f)
Tranche B12 Term Loan
3-month USD LIBOR + 1.750% 03/13/2025	1.911%	1,613,061	1,589,268
IQVIA, Inc./Quintiles IMS(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	2.058%	1,930,152	1,889,137

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
LifePoint Health, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	3.911%	2,509,296	2,448,797
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.420%	2,699,307	2,635,199
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	4.420%	122,902	119,984
Owens & Minor, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	4.671%	3,675,000	3,436,125
Phoenix Guarantor, Inc./BrightSpring(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	3.425%	2,277,058	2,225,824
Pluto Acquisition I, Inc.(c),(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	5.161%	2,475,000	2,388,375
Select Medical Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	2.680%	3,571,818	3,457,234
Team Health Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	3.750%	3,891,608	3,074,370
Total			41,387,326
Independent Energy 0.3%
Hamilton Projects Acquiror LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 06/17/2027	5.750%	1,725,000	1,714,753
Tribune Resources, LLC(e),(f)
Term Loan
3-month USD LIBOR + 6.500% Floor 1.000% 03/30/2023	7.500%	25,000	22,250
Total			1,737,003
Leisure 2.4%
AMC Entertainment Holdings, Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 04/22/2026	4.080%	2,096,055	1,359,460
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Crown Finance US, Inc./Cineworld Group PLC(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	3.322%	1,664,529	1,047,438
Equinox Holdings, Inc.(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 03/08/2024	4.072%	1,745,513	1,300,407
Life Time Fitness, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	3.750%	2,063,450	1,856,424
Metro-Goldwyn-Mayer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	2.670%	1,802,663	1,723,797
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	2,225,000	2,133,219
NAI Entertainment Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	3.500%	2,966,892	2,558,944
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	2.920%	4,075,044	3,211,134
Total			15,190,823
Lodging 0.4%
Hilton Worldwide Finance LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	1.922%	1,042,478	1,001,071
Playa Resorts Holding BV(e),(f),(g)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024		2,000,000	1,703,880
Total			2,704,951
Media and Entertainment 7.2%
Clear Channel Outdoor Holdings, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	3.761%	1,985,000	1,761,687

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Creative Artists Agency LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	3.911%	1,990,000	1,885,027
E.W. Scripps Co. (The)(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 05/01/2026	2.661%	1,496,231	1,440,586
Emerald Expositions Holding, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	2.911%	2,827,170	2,545,867
Empire Resorts, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 03/22/2021	2.417%	588,864	535,866
Entravision Communications Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	2.911%	1,083,750	986,213
Gray Television, Inc.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/07/2024	2.421%	735,642	714,183
Hubbard Radio LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 03/28/2025	5.250%	2,835,147	2,646,128
iHeartCommunications, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	3.161%	2,910,375	2,717,970
ION Media Networks, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	3.188%	2,213,111	2,143,265
Learfield Communications LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.250%	3,215,461	2,291,595
Lions Gate Capital Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	2.411%	2,434,955	2,333,004
Meredith Corp.(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% 01/31/2025	2.667%	1,938,772	1,830,530
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Mission Broadcasting, Inc.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	2.421%	505,243	489,636
NEP Group, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	3.411%	985,000	811,088
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 10/19/2026	7.161%	1,000,000	737,000
Nexstar Broadcasting, Inc.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	2.416%	1,968,948	1,908,127
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 09/18/2026	2.921%	1,921,250	1,867,225
Nielsen Finance LLC/VNU, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	2.183%	2,330,450	2,260,000
PUG LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	3.661%	3,084,500	2,601,251
R.R. Donnelley & Sons Co.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 5.000% 01/15/2024	5.161%	2,955,000	2,748,150
Radio One, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	5.000%	4,480,989	3,708,019
Sinclair Television Group, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	2.420%	1,758,849	1,707,192
Terrier Media Buyer, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.411%	1,865,625	1,815,981
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	4.411%	1,000,000	966,880
Total			45,452,470

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.1%
Harsco Corp.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	3.250%	941,680	932,263
Midstream 2.2%
Buckeye Partners LP(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 11/01/2026	2.921%	2,019,938	1,971,338
GIP III Stetson I/II LP(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	4.422%	2,804,726	1,789,191
Lower Cadence Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	4.161%	1,331,525	1,172,301
Prairie ECI Acquiror LP(e),(f)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	4.911%	3,637,500	3,271,168
Stonepeak Lonestar Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	4.773%	2,392,334	2,352,454
Traverse Midstream Partners LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	5.000%	4,006,206	3,485,399
Total			14,041,851
Oil Field Services 1.0%
ChampionX Corp.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	2.688%	2,211,402	2,114,653
Fieldwood Energy LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	6.250%	135,937	31,038
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	11.500%	2,183,515	10,918
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lealand Finance Company BV(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	3.167%	33,314	29,650
3-month USD LIBOR + 4.000% 06/30/2025	4.167%	416,885	330,727
MRC Global, Inc.(c),(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	3.161%	4,182,097	3,910,260
Total			6,427,246
Other Financial Institutions 2.4%
IRI Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/01/2025	4.613%	3,198,781	3,104,833
Lifescan Global Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	7.175%	4,542,125	4,133,334
2nd Lien Term Loan
3-month USD LIBOR + 9.500% 10/01/2025	10.675%	1,000,000	698,330
RPI Intermediate Finance Trust(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 02/11/2027	1.911%	3,532,250	3,490,746
Tranche B1 Term Loan
1-month USD LIBOR + 1.750% 02/11/2027	1.911%	557,752	548,688
Trans Union LLC(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	1.911%	696,227	677,081
UFC Holdings LLC(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	4.250%	2,811,251	2,727,503
Total			15,380,515
Other Industry 2.5%
Filtration Group Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	3.161%	3,314,549	3,235,829
Hamilton Holdco LLC/Reece International Pty Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	2.310%	1,930,152	1,877,073

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Harland Clarke Holdings Corp.(e),(f)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	5.750%	3,022,995	2,100,346
Hillman Group, Inc. (The)(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.072%	2,165,076	2,069,445
Interior Logic Group Holdings IV LLC(c),(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	4.161%	3,144,000	2,892,480
Lightstone Holdco LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	2,814,072	2,381,409
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	158,718	134,315
Titan Acquisition Ltd./Husky IMS International Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	3.361%	1,165,870	1,072,845
Total			15,763,742
Other REIT 0.5%
VICI Properties 1 LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	1.926%	3,000,000	2,879,310
Other Utility 0.3%
Sandy Creek Energy Associates LP(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/09/2020	5.000%	2,690,078	1,856,154
Packaging 2.0%
Anchor Glass Container Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	3.750%	1,592,497	1,196,762
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	8.750%	1,000,000	360,000
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc./Novolex(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	3.546%	1,582,333	1,502,472
Graham Packaging Co., Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/04/2027		1,125,000	1,121,580
Packaging Coordinators Midco, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	5.080%	638,711	635,517
Printpack Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	4.000%	878,121	856,168
ProAmpac PG Borrower LLC(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	9.500%	1,300,000	1,148,329
Reynolds Consumer Products, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 1.750% 02/04/2027	1.911%	748,125	732,579
Reynolds Group Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.911%	3,566,003	3,489,620
Spectrum Holdings III Corp.(e),(f)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	8.072%	1,575,000	1,181,250
Twist Beauty International Holdings S.A.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.000%	634,770	596,684
Total			12,820,961
Pharmaceuticals 2.7%
Bausch Health Companies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.176%	2,539,869	2,495,827

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Elanco Animal Health, Inc.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 08/01/2027		3,550,000	3,456,812
Endo Finance Co. I SARL(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.000%	2,894,065	2,762,848
Grifols Worldwide Operations Ltd.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.111%	1,322,142	1,292,394
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	3.500%	1,790,439	1,782,096
Mallinckrodt International Finance SA(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	3.750%	1,818,998	1,522,647
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/24/2024	3.500%	1,610,038	1,341,774
Sunshine Luxembourg VII SARL(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 10/01/2026	5.322%	2,383,000	2,369,608
Total			17,024,006
Property & Casualty 1.6%
Asurion LLC(e),(f)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	6.661%	1,902,273	1,915,950
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	3.161%	1,279,350	1,261,439
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	3.161%	1,528,579	1,503,740
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	3.161%	1,342,588	1,319,508
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	3.411%	2,448,847	2,332,527
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	3.308%	2,095,341	2,022,444
Total			10,355,608
Restaurants 1.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	1,764,307	1,653,156
KFC Holding Co./Yum! Brands(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	1.937%	2,326,253	2,247,741
New Red Finance, Inc./Burger King/Tim Hortons(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.911%	2,243,770	2,150,856
Total			6,051,753
Retailers 2.1%
Academy Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	5.000%	1,333,615	1,188,584
AI Aqua Merger Sub, Inc.(c),(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.322%	1,094,062	1,050,300
AI Aqua Merger Sub, Inc.(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.322%	1,664,404	1,597,828
ASP Unifrax Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	4.822%	987,469	835,339
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 12/14/2026	8.813%	1,000,000	800,000
Bass Pro Group LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	6.072%	2,892,564	2,873,126

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Belk, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.750% Floor 1.000% 07/31/2025	7.750%	2,350,306	995,942
BJ’s Wholesale Club, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 1.000% 02/03/2024	2.178%	2,344,815	2,311,777
Michaels Stores, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	3.534%	1,466,068	1,394,598
Total			13,047,494
Technology 13.4%
Avaya, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	4.425%	3,578,967	3,376,755
BY Crown Parent LLC(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.000% 01/31/2026	0.000%	1,125,000	1,119,375
CDS US Intermediate Holdings, Inc.(e),(h)
2nd Lien Term Loan
07/10/2023	0.000%	2,000,000	300,000
Celestica, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	2.297%	2,531,786	2,424,185
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 06/27/2025	2.672%	525,000	505,312
CommScope, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.411%	3,069,288	3,000,229
Cyxtera DC Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.000%	2,971,919	2,233,992
Dawn Acquisition LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	4.058%	3,321,919	2,993,879
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	4.161%	1,521,188	1,494,841
Dell International LLC/EMC Corp.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 09/19/2025	2.750%	2,768,153	2,727,489
Dun & Bradstreet Corp. (The)(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 02/06/2026	3.922%	2,992,500	2,974,425
Evertec Group LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	3.661%	2,367,927	2,315,643
Illuminate Buyer, LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% 06/30/2027	4.308%	2,000,000	1,976,000
Informatica LLC(e)
2nd Lien Term Loan
02/25/2025	7.125%	250,000	252,083
Informatica LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027	3.411%	3,289,250	3,205,243
MA FinanceCo LLC/Micro Focus International PLC(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	2.661%	841,599	789,697
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	625,000	616,669
Maxar Technologies Ltd.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	2.911%	2,988,586	2,867,189
McAfee LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	3.916%	2,755,115	2,725,663
Microchip Technology, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	2.170%	195,710	194,242

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe/Finastra USA(e),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024		3,000,000	2,770,830
Monotype Imaging Holdings Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	6.500%	1,987,500	1,782,787
MYOB US Borrower LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	4.161%	1,633,500	1,543,657
Natel Engineering Co., Inc.(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.072%	2,246,562	1,797,250
NCR Corp.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	2.670%	2,992,462	2,891,467
Neustar, Inc.(e),(f)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	4.572%	2,022,099	1,871,453
Tranche B5 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/08/2024	5.572%	987,500	911,591
Oberthur Technologies Holding SAS(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	4.058%	2,385,109	2,225,115
Perspecta, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	2.411%	1,972,095	1,925,258
Pitney Bowes, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 5.500% 01/07/2025	5.670%	2,111,206	1,968,699
Plantronics, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	2.780%	967,217	887,286
Rackspace Hosting, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	4.000%	1,469,900	1,437,018
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(d),(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	3.411%	1,947,682	1,931,692
Riverbed Technology, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	4.250%	1,896,206	1,715,668
Sabre GLBL, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	2.161%	1,766,052	1,602,975
Science Applications International Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.875% 10/31/2025	2.036%	1,442,658	1,417,109
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.661%	1,757,294	1,709,707
Seattle SpinCo, Inc./Micro Focus International PLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	2.661%	3,516,698	3,299,823
SS&C Technologies Holdings, Inc.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.911%	959,547	928,362
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.911%	674,148	652,239
TIBCO Software, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	7.420%	1,250,000	1,192,187
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	3.920%	2,223,192	2,132,419
TTM Technologies, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	2.671%	1,020,496	1,001,362
Ultimate Software Group, Inc. (The)(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.911%	1,240,625	1,227,574
1-month USD LIBOR + 4.000% Floor 0.750% 05/04/2026	4.750%	2,000,000	1,999,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Veritas US, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 01/27/2023	5.500%	1,919,528	1,833,149
Xperi Holding Corp.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 06/02/2025	4.161%	2,000,000	1,958,340
Total			84,707,188
Wireless 1.5%
Cellular South, Inc.(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	2.411%	2,910,000	2,793,600
Numericable US LLC(e),(f)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	2.911%	3,434,625	3,282,643
SBA Senior Finance II LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.920%	2,853,276	2,764,768
T-Mobile U.S.A., Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 04/01/2027	3.161%	850,000	852,728
Total			9,693,739
Wirelines 2.2%
CenturyLink, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.411%	1,492,500	1,435,084
Level 3 Financing, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	1.911%	2,395,028	2,317,692
Southwire Co., LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	1.911%	2,748,739	2,710,944
Windstream Services LLC(e),(f),(j)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	2.670%	3,000,000	2,937,510
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Windstream Services LLC(e),(f)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	0.000%	3,859,761	2,307,095
Tranche B7 Term Loan
3-month USD LIBOR + 5.250% Floor 0.750% 02/17/2024	0.000%	1,501,883	892,869
Zayo Group LLC/Capital, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.161%	1,620,937	1,572,309
Total			14,173,503
Total Senior Loans (Cost $626,635,105)			574,589,073

Warrants 0.1%
Issuer	Shares	Value ($)
Communication Services 0.1%
Media 0.1%
iHeartCommunications, Inc.(a),(c)	84,607	668,395
Total Communication Services		668,395
Total Warrants (Cost $1,438,319)		668,395

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(k),(l)	25,361,353	25,361,353
Total Money Market Funds (Cost $25,361,353)		25,361,353
Total Investments in Securities (Cost: $697,227,153)		640,644,273
Other Assets & Liabilities, Net		(8,537,819)
Net Assets		632,106,454

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2020, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $21,646,411, which represents 3.42% of total net assets.
(e)	The stated interest rate represents the weighted average interest rate at July 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)	Variable rate security. The interest rate shown was the current rate as of July 31, 2020.
(g)	Represents a security purchased on a forward commitment basis.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2020, the total value of these securities amounted to $1,627,124, which represents 0.26% of total net assets.
(i)	At July 31, 2020, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
EyeCare Partners LLC Delayed Draw 1st Lien Term Loan 02/18/2027	566,858
Spectacle Gary Holdings LLC Delayed Draw Term Loan 12/23/2025	131,757

(j)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	19,103,895	332,608,933	(326,351,475)	—	25,361,353	24,393	403,639	25,361,353
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	478,976	4,114,684	0*	4,593,660
Consumer Discretionary	980,054	18,664	1,508	1,000,226
Energy	—	617,526	1,451,014	2,068,540
Financials	—	—	1	1
Information Technology	1,020,763	—	—	1,020,763
Materials	1,374,002	611,354	—	1,985,356
Utilities	1,508,531	115,104	—	1,623,635
Total Common Stocks	5,362,326	5,477,332	1,452,523	12,292,181
Corporate Bonds & Notes	—	21,086,271	—	21,086,271
Exchange-Traded Fixed Income Funds	6,647,000	—	—	6,647,000
Senior Loans	—	549,195,120	25,393,953	574,589,073
Warrants
Communication Services	—	—	668,395	668,395
Total Warrants	—	—	668,395	668,395
Money Market Funds	25,361,353	—	—	25,361,353
Total Investments in Securities	37,370,679	575,758,723	27,514,871	640,644,273

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2020 ($)
Common Stocks	81,440	—	—	(2,539,225)	1,705,146	—	2,286,602	(81,440)	1,452,523
Senior Loans	57,285,744	16,773	(67,535)	(1,049,777)	1,519,000	(14,995,280)	20,829,618	(38,144,590)	25,393,953
Warrants	—	—	—	(563,736)	—	—	1,232,131	—	668,395
Total	57,367,184	16,773	(67,535)	(4,152,738)	3,224,146	(14,995,280)	24,348,351	(38,226,030)	27,514,871
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2020 was $(4,321,227), which is comprised of Common Stocks of $(2,539,225), Senior Loans of $(1,218,266) and Warrants of $(563,736).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stocks and warrants classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	27

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $671,865,800)	$615,282,920
Affiliated issuers (cost $25,361,353)	25,361,353
Cash	1,159,254
Receivable for:
Investments sold	4,366
Investments sold on a delayed delivery basis	6,831,870
Capital shares sold	1,875,841
Dividends	4,206
Interest	2,012,684
Expense reimbursement due from Investment Manager	312
Prepaid expenses	5,347
Total assets	652,538,153
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	17,699,552
Capital shares purchased	1,034,129
Distributions to shareholders	1,441,381
Management services fees	11,203
Distribution and/or service fees	2,738
Transfer agent fees	44,144
Compensation of board members	71,566
Other expenses	126,986
Total liabilities	20,431,699
Net assets applicable to outstanding capital stock	$632,106,454
Represented by
Paid in capital	739,883,827
Total distributable earnings (loss)	(107,777,373)
Total - representing net assets applicable to outstanding capital stock	$632,106,454
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$204,715,352
Shares outstanding	24,647,508
Net asset value per share	$8.31
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.57
Advisor Class
Net assets	$19,905,294
Shares outstanding	2,400,249
Net asset value per share	$8.29
Class C
Net assets	$48,167,372
Shares outstanding	5,798,170
Net asset value per share	$8.31
Institutional Class
Net assets	$213,694,634
Shares outstanding	25,763,931
Net asset value per share	$8.29
Institutional 2 Class
Net assets	$68,780,223
Shares outstanding	8,249,236
Net asset value per share	$8.34
Institutional 3 Class
Net assets	$75,271,332
Shares outstanding	9,066,417
Net asset value per share	$8.30
Class R
Net assets	$1,572,247
Shares outstanding	189,146
Net asset value per share	$8.31
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	29

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$480,666
Dividends — affiliated issuers	403,639
Interest	42,104,998
Interfund lending	2,759
Total income	42,992,062
Expenses:
Management services fees	5,195,218
Distribution and/or service fees
Class A	629,756
Class C	622,041
Class R	9,740
Transfer agent fees
Class A	245,069
Advisor Class	22,206
Class C	60,536
Institutional Class	307,344
Institutional 2 Class	36,922
Institutional 3 Class	7,315
Class R	1,896
Compensation of board members	23,402
Custodian fees	178,338
Printing and postage fees	61,326
Registration fees	129,091
Audit fees	37,000
Legal fees	16,174
Compensation of chief compliance officer	185
Other	23,760
Total expenses	7,607,319
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(229,446)
Expense reduction	(20)
Total net expenses	7,377,853
Net investment income	35,614,209
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(28,917,604)
Investments — affiliated issuers	24,393
Net realized loss	(28,893,211)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(38,794,933)
Net change in unrealized appreciation (depreciation)	(38,794,933)
Net realized and unrealized loss	(67,688,144)
Net decrease in net assets resulting from operations	$(32,073,935)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$35,614,209	$58,863,734
Net realized loss	(28,893,211)	(6,447,322)
Net change in unrealized appreciation (depreciation)	(38,794,933)	(20,951,775)
Net increase (decrease) in net assets resulting from operations	(32,073,935)	31,464,637
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,450,985)	(17,551,226)
Advisor Class	(1,091,395)	(1,883,271)
Class C	(2,360,359)	(3,444,498)
Institutional Class	(15,241,394)	(27,638,795)
Institutional 2 Class	(2,931,443)	(3,783,811)
Institutional 3 Class	(4,339,763)	(5,132,499)
Class R	(83,525)	(115,361)
Class T	—	(41)
Total distributions to shareholders	(37,498,864)	(59,549,502)
Decrease in net assets from capital stock activity	(337,504,426)	(191,794,351)
Total decrease in net assets	(407,077,225)	(219,879,216)
Net assets at beginning of year	1,039,183,679	1,259,062,895
Net assets at end of year	$632,106,454	$1,039,183,679
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	31

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,513,987	29,895,717	10,299,734	93,161,761
Distributions reinvested	1,311,574	11,229,165	1,922,001	17,237,645
Redemptions	(16,207,862)	(138,175,598)	(18,372,165)	(164,950,901)
Net decrease	(11,382,301)	(97,050,716)	(6,150,430)	(54,551,495)
Advisor Class
Subscriptions	1,418,853	12,197,877	2,927,951	26,395,652
Distributions reinvested	127,562	1,090,425	209,990	1,880,050
Redemptions	(2,412,757)	(20,568,111)	(3,706,867)	(33,212,519)
Net decrease	(866,342)	(7,279,809)	(568,926)	(4,936,817)
Class C
Subscriptions	1,045,229	9,064,650	2,105,660	19,054,852
Distributions reinvested	249,883	2,140,520	353,436	3,169,094
Redemptions	(3,901,925)	(33,108,922)	(3,806,770)	(34,143,387)
Net decrease	(2,606,813)	(21,903,752)	(1,347,674)	(11,919,441)
Institutional Class
Subscriptions	13,900,878	117,088,968	35,261,796	317,230,155
Distributions reinvested	1,555,736	13,338,055	2,771,465	24,819,973
Redemptions	(39,539,017)	(334,121,214)	(46,694,041)	(417,450,148)
Net decrease	(24,082,403)	(203,694,191)	(8,660,780)	(75,400,020)
Institutional 2 Class
Subscriptions	7,420,600	64,433,170	5,347,105	48,738,693
Distributions reinvested	344,258	2,930,350	419,368	3,780,971
Redemptions	(5,777,570)	(49,669,638)	(10,760,407)	(97,901,366)
Net increase (decrease)	1,987,288	17,693,882	(4,993,934)	(45,381,702)
Institutional 3 Class
Subscriptions	1,426,029	12,426,773	3,719,493	33,464,411
Distributions reinvested	506,239	4,338,637	571,523	5,129,106
Redemptions	(4,686,821)	(41,315,048)	(4,239,495)	(37,848,582)
Net increase (decrease)	(2,754,553)	(24,549,638)	51,521	744,935
Class R
Subscriptions	80,571	702,136	109,170	978,997
Distributions reinvested	7,161	61,116	7,543	67,757
Redemptions	(170,302)	(1,483,454)	(155,529)	(1,394,161)
Net decrease	(82,570)	(720,202)	(38,816)	(347,407)
Class T
Redemptions	—	—	(271)	(2,404)
Net decrease	—	—	(271)	(2,404)
Total net decrease	(39,787,694)	(337,504,426)	(21,709,310)	(191,794,351)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2020

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Columbia Floating Rate Fund | Annual Report 2020	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$8.97	0.37	(0.65)	(0.28)	(0.38)	(0.38)
Year Ended 7/31/2019	$9.15	0.42	(0.17)	0.25	(0.43)	(0.43)
Year Ended 7/31/2018	$9.06	0.35	0.07	0.42	(0.33)	(0.33)
Year Ended 7/31/2017	$8.89	0.33	0.17	0.50	(0.33)	(0.33)
Year Ended 7/31/2016	$9.03	0.35	(0.14)	0.21	(0.35)	(0.35)
Advisor Class
Year Ended 7/31/2020	$8.96	0.39	(0.66)	(0.27)	(0.40)	(0.40)
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.87	0.35	0.19	0.54	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.14)	0.23	(0.38)	(0.38)
Class C
Year Ended 7/31/2020	$8.97	0.31	(0.65)	(0.34)	(0.32)	(0.32)
Year Ended 7/31/2019	$9.15	0.35	(0.17)	0.18	(0.36)	(0.36)
Year Ended 7/31/2018	$9.06	0.28	0.07	0.35	(0.26)	(0.26)
Year Ended 7/31/2017	$8.89	0.26	0.18	0.44	(0.27)	(0.27)
Year Ended 7/31/2016	$9.03	0.29	(0.14)	0.15	(0.29)	(0.29)
Institutional Class
Year Ended 7/31/2020	$8.96	0.39	(0.66)	(0.27)	(0.40)	(0.40)
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.37	0.08	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.88	0.34	0.19	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.13)	0.24	(0.38)	(0.38)
Institutional 2 Class
Year Ended 7/31/2020	$9.00	0.38	(0.63)	(0.25)	(0.41)	(0.41)
Year Ended 7/31/2019	$9.19	0.44	(0.18)	0.26	(0.45)	(0.45)
Year Ended 7/31/2018	$9.09	0.39	0.07	0.46	(0.36)	(0.36)
Year Ended 7/31/2017	$8.92	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.06	0.38	(0.14)	0.24	(0.38)	(0.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$8.31	(3.11%)	1.05%	1.02%(c)	4.32%	37%	$204,715
Year Ended 7/31/2019	$8.97	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Year Ended 7/31/2018	$9.15	4.75%	1.04%	1.03%(c)	3.85%	67%	$386,052
Year Ended 7/31/2017	$9.06	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Year Ended 7/31/2016	$8.89	2.53%	1.08%	1.04%(c)	4.03%	25%	$454,902
Advisor Class
Year Ended 7/31/2020	$8.29	(2.99%)	0.80%	0.77%(c)	4.56%	37%	$19,905
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Year Ended 7/31/2018	$9.14	5.01%	0.80%	0.78%(c)	4.14%	67%	$35,048
Year Ended 7/31/2017	$9.05	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Year Ended 7/31/2016	$8.87	2.66%	0.84%	0.79%(c)	4.30%	25%	$18,675
Class C
Year Ended 7/31/2020	$8.31	(3.83%)	1.80%	1.77%(c)	3.56%	37%	$48,167
Year Ended 7/31/2019	$8.97	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Year Ended 7/31/2018	$9.15	3.96%	1.79%	1.78%(c)	3.09%	67%	$89,274
Year Ended 7/31/2017	$9.06	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Year Ended 7/31/2016	$8.89	1.76%	1.84%	1.79%(c)	3.28%	25%	$91,734
Institutional Class
Year Ended 7/31/2020	$8.29	(2.99%)	0.80%	0.77%(c)	4.59%	37%	$213,695
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Year Ended 7/31/2018	$9.14	5.01%	0.79%	0.78%(c)	4.09%	67%	$534,756
Year Ended 7/31/2017	$9.05	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Year Ended 7/31/2016	$8.88	2.78%	0.84%	0.79%(c)	4.28%	25%	$122,746
Institutional 2 Class
Year Ended 7/31/2020	$8.34	(2.80%)	0.77%	0.73%	4.51%	37%	$68,780
Year Ended 7/31/2019	$9.00	2.98%	0.74%	0.74%	4.91%	32%	$56,376
Year Ended 7/31/2018	$9.19	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$9.09	6.04%	0.75%	0.74%	3.86%	76%	$20,485
Year Ended 7/31/2016	$8.92	2.84%	0.75%	0.74%	4.27%	25%	$14,702
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$8.97	0.40	(0.66)	(0.26)	(0.41)	(0.41)
Year Ended 7/31/2019	$9.15	0.45	(0.17)	0.28	(0.46)	(0.46)
Year Ended 7/31/2018	$9.06	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.89	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.03	0.38	(0.13)	0.25	(0.39)	(0.39)
Class R
Year Ended 7/31/2020	$8.98	0.35	(0.66)	(0.31)	(0.36)	(0.36)
Year Ended 7/31/2019	$9.16	0.40	(0.18)	0.22	(0.40)	(0.40)
Year Ended 7/31/2018	$9.07	0.32	0.08	0.40	(0.31)	(0.31)
Year Ended 7/31/2017	$8.90	0.30	0.18	0.48	(0.31)	(0.31)
Year Ended 7/31/2016	$9.04	0.33	(0.14)	0.19	(0.33)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Floating Rate Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$8.30	(2.90%)	0.71%	0.69%	4.66%	37%	$75,271
Year Ended 7/31/2019	$8.97	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Year Ended 7/31/2018	$9.15	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$9.06	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Year Ended 7/31/2016	$8.89	2.88%	0.70%	0.68%	4.39%	25%	$10
Class R
Year Ended 7/31/2020	$8.31	(3.46%)	1.30%	1.27%(c)	4.06%	37%	$1,572
Year Ended 7/31/2019	$8.98	2.54%	1.27%	1.27%	4.42%	32%	$2,439
Year Ended 7/31/2018	$9.16	4.48%	1.29%	1.28%(c)	3.53%	67%	$2,844
Year Ended 7/31/2017	$9.07	5.48%	1.30%	1.28%	3.33%	76%	$6,526
Year Ended 7/31/2016	$8.90	2.27%	1.34%	1.29%(c)	3.80%	25%	$6,725
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2020	37

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for
38	Columbia Floating Rate Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Floating Rate Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
July 31, 2020
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
40	Columbia Floating Rate Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Floating Rate Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
July 31, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
42	Columbia Floating Rate Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $894,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	117,423
Class C	—	1.00(b)	10,361

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.02%	1.03%
Advisor Class	0.77	0.78
Class C	1.77	1.78
Institutional Class	0.77	0.78
Institutional 2 Class	0.73	0.75
Institutional 3 Class	0.68	0.70
Class R	1.27	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Floating Rate Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward, principal and/or interest of fixed income securities and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
114,063	(114,063)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
37,498,864	—	37,498,864	59,549,502	—	59,549,502
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
431,302	—	(49,873,012)	(56,823,480)
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
697,467,753	6,945,245	(63,768,725)	(56,823,480)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(9,292,432)	(40,580,580)	(49,873,012)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
44	Columbia Floating Rate Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $287,692,582 and $617,886,025, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	8,340,000	2.23	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Columbia Floating Rate Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
July 31, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR have been established or are in development in most major currencies including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.
46	Columbia Floating Rate Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Columbia Floating Rate Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
July 31, 2020
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 47.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split occurred with the close of business on September 11, 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
48	Columbia Floating Rate Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Floating Rate Fund | Annual Report 2020	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction
0.39%	0.15%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Floating Rate Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Floating Rate Fund | Annual Report 2020	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
52	Columbia Floating Rate Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Floating Rate Fund | Annual Report 2020	53

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
54	Columbia Floating Rate Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the Fund’s highly liquid investment minimum (defined as the minimum percentage of net assets that must be invested in cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment) was assessed and continues to be appropriate;]
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract
Columbia Floating Rate Fund | Annual Report 2020	55

Approval of Management Agreement  (continued)

and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from
56	Columbia Floating Rate Fund | Annual Report 2020

Approval of Management Agreement  (continued)

managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Floating Rate Fund | Annual Report 2020	57

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN149_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Global Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Global Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Opportunities Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	6.49	5.58	6.79
	Including sales charges		0.40	4.33	6.16
Advisor Class*		11/08/12	6.83	5.86	6.98
Class C	Excluding sales charges	06/26/00	5.68	4.79	5.99
	Including sales charges		4.68	4.79	5.99
Institutional Class*		09/27/10	6.78	5.84	7.07
Institutional 2 Class*		11/08/12	6.86	5.91	7.07
Institutional 3 Class*		03/01/17	6.86	5.82	6.91
Class R		12/11/06	6.23	5.29	6.50
Blended Benchmark			7.51	5.87	5.98
MSCI ACWI All Cap Index (Net)			6.06	7.04	8.79
Bloomberg Barclays Global Aggregate Index			7.85	4.16	2.79
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Opportunities Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at July 31, 2020)
Communication Services	10.8
Consumer Discretionary	13.8
Consumer Staples	7.1
Energy	3.8
Financials	10.9
Health Care	13.8
Industrials	10.2
Information Technology	22.7
Materials	2.7
Real Estate	3.0
Utilities	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Columbia Global Opportunities Fund | Annual Report 2020

Fund at a Glance   (continued)
Country breakdown (%) (at July 31, 2020)
Argentina	0.2
Australia	0.3
Brazil	1.0
Canada	1.4
Chile	0.6
China	5.0
Denmark	0.1
Finland	0.8
France	1.6
Germany	0.7
Hong Kong	0.5
Hungary	0.1
India	1.2
Indonesia	1.6
Ireland	0.7
Israel	0.3
Italy	0.4
Japan	7.6
Malta	0.0(a)
Mexico	0.3
Netherlands	1.6
New Zealand	0.2
Norway	0.5
Pakistan	0.1
Philippines	0.2
Puerto Rico	0.2
Russian Federation	0.7
Singapore	0.2
South Africa	1.0
South Korea	2.8
Spain	0.8
Sweden	0.4
Switzerland	1.3
Taiwan	1.5
Thailand	0.2
United Kingdom	2.6
United States	61.3
Total	100.0

(a)	Rounds to zero.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	100.2	(3.0)	97.2
Equity Derivative Contracts	6.9	(45.8)	(38.9)
Foreign Currency Derivative Contracts	62.9	(21.2)	41.7
Total Notional Market Value of Derivative Contracts	170.0	(70.0)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Global Opportunities Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 6.49% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 7.51% for the same time period. Over the same 12 months, the MSCI ACWI All Cap Index (Net) returned 6.06% and the Bloomberg Barclays Global Aggregate Index returned 7.85%. An overweight to, and security selection within, U.S. small-cap stocks weighed on relative results as did out-of-benchmark allocations to commodities and high yield, which underperformed for the period.
Market overview
Robust consumer spending, a pickup in the housing market and solid industrial production kept the U.S. growth engine moving as the period began midway through 2019. However, weakened manufacturing activity weighed on the pace of economic growth, and trade wars continued to create uncertainty about economic prospects. Yet, tensions with China eased a bit at the end of 2019 as certain import taxes were reduced and new tariffs were averted. As a result, optimism prevailed at the outset of 2020. Then, momentum shifted as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world in February and March. Widespread lockdowns drove a decline in business activity and a surge in layoffs pushed the global economy into recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more to come.
In May 2020, as states began to lift lockdown measures, the U.S. stock market looked ahead. Late period gains reflected expectations for a swift economic recovery. Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 11.96% for the 12-month period ended July 31, 2020, gaining back much of what it had lost in March 2020. Global equity markets were not as quick to rebound, with the MSCI EAFE Index (Net) returning -1.67% for the 12-month period. The MSCI ACWI All Cap Index (Net) split the difference, returning 6.06% during the 12-month period. Fixed income proved to be a ballast for multi-asset portfolios during the market sell-off spurred by fears of COVID-19. For the 12-month period, U.S. investment-grade bonds gained 10.12%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Global Investment grade bonds also posted solid returns of 7.85%, as proxied by the Bloomberg Barclays Global Aggregate Bond Index.
Contributors and detractors
During the period, the Fund posted positive absolute returns but underperformed its Blended Benchmark. Asset allocation decisions detracted from relative returns, while style factors and underlying security selection contributed to returns. The Fund’s moderate overweight to, and strong security selection within, U.S. large cap equities contributed to returns. The positive effect, however, was largely offset by our slight overweight allocation to, as well as weak security selection within, U.S. small cap equities. The U.S. small cap stock segment lagged other asset classes during the period. An underweight to core fixed income and an out-of-benchmark allocation to high-yield fixed income also detracted from the Fund’s performance. The Fund’s positions in international equities bolstered returns. The Fund’s strong security selection in both developed international and emerging markets contributed to the Fund’s relative performance.
Within fixed income, style positioning and underlying security selection within global core fixed income was strong and contributed to returns during the period. An out-of-benchmark allocation to high yield detracted from returns as the asset class underperformed core fixed income.
The Fund’s out-of-benchmark allocation to commodities hurt performance as the asset class posted negative absolute returns during the period.
During the period, the Fund used forward contracts, futures, options and swaps in an effort to enhance returns, to hedge existing positions, to manage the Fund’s overall risk exposure, to increase market and credit exposure, to increase investment and/or to change the effective duration of the Fund’s portfolio. Overall, the Fund’s use of derivatives, on a stand-alone basis, had a positive impact on Fund performance.
6	Columbia Global Opportunities Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Portfolio changes
Positions within the Fund were adjusted during the period in response to markets. During the 12 months, we decreased the Fund’s overweight to equities, bringing the Fund’s allocation to the asset class closer in line with the benchmark. Within equities, we decreased the Fund’s allocation to U.S. large cap equities and increased the Fund’s allocation to U.S. small cap equities. At period end, we believed an eventual economic recovery should be beneficial for small cap stocks, which typically benefit from domestic economic growth. We increased the Fund’s allocation to fixed income, specifically global core bonds, and at the end of period were positioned with a modest overweight to fixed income versus the Blended Benchmark. We eliminated the Fund’s positions in absolute return strategies and reduced the allocation to commodities as we believed the asset class’ risks remained somewhat elevated after an historic oil crisis that evolved alongside the COVID-19 pandemic.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Opportunities Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,019.05	5.86	5.87	1.17
Advisor Class	1,000.00	1,000.00	1,017.20	1,020.29	4.61	4.62	0.92
Class C	1,000.00	1,000.00	1,012.30	1,015.32	9.61	9.62	1.92
Institutional Class	1,000.00	1,000.00	1,017.20	1,020.29	4.61	4.62	0.92
Institutional 2 Class	1,000.00	1,000.00	1,017.80	1,020.49	4.41	4.42	0.88
Institutional 3 Class	1,000.00	1,000.00	1,017.90	1,020.84	4.06	4.07	0.81
Class R	1,000.00	1,000.00	1,014.70	1,017.80	7.11	7.12	1.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 66.5%
Issuer	Shares	Value ($)
Argentina 0.2%
Globant SA(a)	2,315	400,356
MercadoLibre, Inc.(a)	452	508,328
Total		908,684
Australia 0.3%
Ansell Ltd.	54,278	1,490,305
Brazil 1.0%
Afya Ltd., Class A(a)	27,206	711,437
Arco Platform Ltd., Class A(a)	5,173	225,284
BK Brasil Operacao e Assessoria a Restaurantes SA	106,300	216,816
Itaú Unibanco Holding SA, ADR	71,467	364,482
Localiza Rent a Car SA	40,167	391,849
Lojas Renner SA	46,100	362,946
Magazine Luiza SA	53,400	822,617
Notre Dame Intermedica Participacoes SA	21,100	270,598
Pagseguro Digital Ltd., Class A(a)	7,518	287,413
Stone Co., Ltd., Class A(a)	13,615	649,572
Vasta Platform Ltd.(a)	11,959	225,427
XP, Inc., Class A(a)	10,968	510,012
Total		5,038,453
Canada 1.4%
Alimentation Couche-Tard, Inc., Class B	58,829	2,044,488
Barrick Gold Corp.	60,571	1,751,108
Cameco Corp.(b)	119,180	1,210,869
Canada Goose Holdings, Inc.(a)	8,108	180,646
Gildan Activewear, Inc.	12,423	220,632
Parex Resources, Inc.(a)	27,624	334,099
Ritchie Bros. Auctioneers, Inc.	4,602	212,981
Yamana Gold, Inc.(b)	226,462	1,474,268
Total		7,429,091
China 4.2%
Alibaba Group Holding Ltd., ADR(a)	19,911	4,998,059
BeiGene Ltd., ADR(a)	1,311	273,999
Burning Rock Biotech Ltd., ADR(a)	6,590	164,750
China Resources Cement Holdings Ltd.	392,000	536,685
Country Garden Services Holdings Co., Ltd.	104,000	627,469
Common Stocks (continued)
Issuer	Shares	Value ($)
Glodon Co., Ltd., Class A	20,400	223,716
Hangzhou Robam Appliances Co., Ltd., Class A	57,200	314,029
JD.com, Inc., ADR(a)	21,403	1,365,297
Kingdee International Software Group Co., Ltd.(a)	141,000	389,982
Kweichow Moutai Co., Ltd., Class A	1,800	432,914
Li Ning Co., Ltd.	255,500	823,530
Midea Group Co., Ltd., Class A	34,100	350,236
NetEase, Inc., ADR	1,100	504,262
New Oriental Education & Technology Group, Inc., ADR(a)	2,818	395,084
Ping An Insurance Group Co. of China Ltd., Class H	59,500	627,798
Shenzhou International Group Holdings Ltd.	45,900	548,263
Skshu Paint Co., Ltd.	21,120	462,415
TAL Education Group, ADR(a)	9,127	713,458
Tencent Holdings Ltd.	97,500	6,688,326
WuXi AppTec Co., Ltd., Class H	34,300	517,173
Wuxi Biologics Cayman, Inc.(a)	54,500	1,125,090
Total		22,082,535
Denmark 0.1%
Novo Nordisk A/S, Class B	11,547	757,629
Finland 0.8%
Neste OYJ	26,362	1,210,847
UPM-Kymmene OYJ	56,476	1,507,552
Valmet OYJ	47,167	1,321,447
Total		4,039,846
France 1.4%
AXA SA	62,354	1,251,052
Capgemini SE	18,123	2,350,451
DBV Technologies SA, ADR(a)	21,486	88,308
Eiffage SA(a)	15,214	1,329,596
Sanofi	12,479	1,310,259
Total SE	19,997	756,761
Total		7,086,427
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 0.7%
Aroundtown SA(a)	168,060	1,011,987
Bayer AG, Registered Shares	13,041	866,359
Covestro AG	30,747	1,193,212
Duerr AG	19,300	528,699
Total		3,600,257
Hong Kong 0.5%
AIA Group Ltd.	75,000	676,271
Galaxy Entertainment Group Ltd.	42,000	286,429
Techtronic Industries Co., Ltd.	55,000	575,247
WH Group Ltd.	1,068,000	950,689
Total		2,488,636
Hungary 0.1%
OTP Bank Nyrt(a)	18,476	661,753
India 1.2%
Apollo Hospitals Enterprise Ltd.	12,363	277,253
Asian Paints Ltd.	11,733	268,637
Avenue Supermarts Ltd.(a)	9,970	274,486
Bajaj Finance Ltd.	7,343	318,824
Balkrishna Industries Ltd.	18,073	318,570
Bandhan Bank Ltd.(a)	59,637	274,203
Bharti Airtel Ltd.(a)	34,398	254,769
Eicher Motors Ltd.	1,087	299,351
HDFC Bank Ltd., ADR(a)	14,154	661,700
HDFC Life Insurance Co., Ltd.(a)	50,541	423,506
Jubilant Foodworks Ltd.	5,443	124,983
Kotak Mahindra Bank Ltd.(a)	32,243	587,605
Reliance Industries Ltd.	58,445	1,616,331
SBI Cards & Payment Services Ltd.	37,764	366,944
Tech Mahindra Ltd.	24,717	224,295
Total		6,291,457
Indonesia 0.5%
PT Ace Hardware Indonesia Tbk(a)	3,154,700	378,030
PT Bank BTPN Syariah Tbk	1,125,400	266,879
PT Bank Central Asia Tbk	524,300	1,123,036
PT Bank Rakyat Indonesia Persero Tbk	3,894,300	845,901
Total		2,613,846
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 0.7%
Amarin Corp. PLC, ADR(a)	6,571	42,580
Flutter Entertainment PLC	9,661	1,446,882
Trane Technologies PLC	17,881	2,000,347
Total		3,489,809
Israel 0.3%
Bank Hapoalim BM	139,361	840,896
Bezeq Israeli Telecommunication Corp., Ltd.(a)	783,684	781,973
Total		1,622,869
Italy 0.4%
Esprinet SpA(a)	86,514	431,709
Recordati SpA	29,631	1,591,488
Total		2,023,197
Japan 5.1%
Amano Corp.	50,900	965,055
Bandai Namco Holdings, Inc.	20,300	1,121,014
BayCurrent Consulting, Inc.	11,100	1,344,549
CYBERDYNE, Inc.(a)	12,400	46,262
Invincible Investment Corp.	2,417	551,974
ITOCHU Corp.	85,300	1,870,315
JustSystems Corp.	10,400	807,279
Kinden Corp.	44,400	688,249
Koito Manufacturing Co., Ltd.	17,700	693,072
Matsumotokiyoshi Holdings Co., Ltd.	45,700	1,526,671
Meitec Corp.	13,700	637,626
Nihon M&A Center, Inc.	28,200	1,373,143
Nippon Telegraph & Telephone Corp.	76,100	1,766,392
ORIX Corp.	101,800	1,100,979
Round One Corp.	107,500	639,814
Shionogi & Co., Ltd.	23,900	1,421,834
Ship Healthcare Holdings, Inc.	29,600	1,274,348
Sony Corp.	28,900	2,245,387
Subaru Corp.	23,600	445,743
Sumitomo Mitsui Financial Group, Inc.	30,300	807,387
Takeda Pharmaceutical Co., Ltd.	63,251	2,293,912
Takuma Co., Ltd.	92,200	1,274,799
Toyota Motor Corp.	11,800	700,495
Uchida Yoko Co., Ltd.	5,000	302,697

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
ValueCommerce Co., Ltd.	29,500	873,940
Total		26,772,936
Malta 0.0%
BGP Holdings PLC(a),(c),(d)	581,000	1
Netherlands 1.6%
ABN AMRO Bank NV	85,975	714,092
ASR Nederland NV	40,343	1,303,369
ING Groep NV	98,537	687,087
Koninklijke Ahold Delhaize NV	70,089	2,018,624
NXP Semiconductors NV	15,299	1,798,092
Signify NV(a)	54,196	1,626,057
Total		8,147,321
Norway 0.5%
BW LPG Ltd.	92,038	381,059
SalMar ASA(a)	36,159	1,719,759
Yara International ASA	16,788	708,183
Total		2,809,001
Pakistan 0.1%
Lucky Cement Ltd.	100,800	351,642
Oil & Gas Development Co., Ltd.	266,300	182,817
Total		534,459
Philippines 0.2%
Ayala Land, Inc.	1,012,500	686,656
BDO Unibank, Inc.	124,910	223,380
Total		910,036
Puerto Rico 0.2%
Popular, Inc.	24,807	920,588
Russian Federation 0.7%
Detsky Mir PJSC	171,772	270,634
Lukoil PJSC, ADR	8,078	547,975
Mail.ru Group Ltd., GDR(a),(e)	8,475	223,602
Sberbank of Russia PJSC, ADR(a)	102,403	1,215,145
TCS Group Holding PLC, GDR(e)	10,461	263,179
Yandex NV, Class A(a)	22,948	1,320,428
Total		3,840,963
Singapore 0.2%
Venture Corp., Ltd.	89,800	1,172,737
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 0.2%
Capitec Bank Holdings Ltd.	4,704	243,391
Naspers Ltd., Class N	4,619	840,433
Total		1,083,824
South Korea 1.8%
Ecopro BM Co., Ltd.	1,712	202,101
GS Home Shopping, Inc.	2,406	214,323
Hyundai Home Shopping Network Corp.	6,056	308,215
Kakao Corp.	1,480	429,371
NAVER Corp.	2,242	569,584
Pearl Abyss Corp.(a)	1,463	231,729
Samsung Electro-Mechanics Co., Ltd.	6,372	753,817
Samsung Electronics Co., Ltd.	87,908	4,296,403
Samsung SDI Co., Ltd.	1,204	403,077
SK Hynix, Inc.	14,046	983,449
Youngone Corp.	34,560	701,053
Total		9,093,122
Spain 0.5%
ACS Actividades de Construccion y Servicios SA	45,596	1,057,668
Endesa SA	35,550	1,014,132
Tecnicas Reunidas SA(a)	33,113	415,936
Total		2,487,736
Sweden 0.4%
Granges AB(a)	72,428	585,026
Samhallsbyggnadsbolaget i Norden AB	603,037	1,644,027
Total		2,229,053
Switzerland 1.3%
Landis+Gyr Group AG(a)	12,367	755,312
Nestlé SA, Registered Shares	12,806	1,522,912
Roche Holding AG, Genusschein Shares	7,401	2,563,385
TE Connectivity Ltd.	21,584	1,922,487
Total		6,764,096
Taiwan 1.6%
Fubon Financial Holding Co., Ltd.	778,000	1,108,017
MediaTek, Inc.	39,000	931,244
Parade Technologies Ltd.	18,000	783,533
Sea Ltd. ADR(a)	3,690	450,918
Taiwan Semiconductor Manufacturing Co., Ltd.	260,530	3,791,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Tripod Technology Corp.	244,000	1,059,170
Total		8,124,532
Thailand 0.2%
Muangthai Capital PCL, Foreign Registered Shares	457,300	735,699
Srisawad Corp., PCL, Foreign Registered Shares(a)	148,500	229,239
Tisco Financial Group PCL, Foreign Registered Shares	91,700	191,626
Total		1,156,564
United Kingdom 2.3%
BP PLC	216,861	785,364
British American Tobacco PLC	53,950	1,782,957
BT Group PLC	455,426	585,200
Crest Nicholson Holdings PLC	118,728	289,827
DCC PLC	23,052	2,049,797
GW Pharmaceuticals PLC, ADR(a)	2,146	273,894
John Wood Group PLC	135,327	336,389
Just Group PLC(a)	825,899	484,027
Legal & General Group PLC	408,109	1,129,760
Royal Dutch Shell PLC, Class B	118,419	1,662,184
Royalty Pharma PLC, Class A(a)	20,200	869,610
TP ICAP PLC	273,827	1,181,940
WPP PLC	37,741	279,898
Total		11,710,847
United States 35.8%
Abbott Laboratories	30,854	3,105,146
AbbVie, Inc.	25,619	2,431,499
ACADIA Pharmaceuticals, Inc.(a)	3,396	141,172
Acushnet Holdings Corp.	5,295	201,475
Adobe, Inc.(a)	8,376	3,721,624
Aerie Pharmaceuticals, Inc.(a)	15,980	184,729
Aerovironment, Inc.(a)	874	66,905
Alexion Pharmaceuticals, Inc.(a)	13,214	1,354,303
Allstate Corp. (The)	22,763	2,148,600
Alphabet, Inc., Class C(a)	5,664	8,399,485
Altair Engineering, Inc., Class A(a)	4,724	190,377
Amazon.com, Inc.(a)	3,345	10,585,855
American Homes 4 Rent, Class A	45,708	1,325,532
Apple, Inc.	22,377	9,511,120
Arena Pharmaceuticals, Inc.(a)	2,666	163,666
Common Stocks (continued)
Issuer	Shares	Value ($)
Ascent Resources, Class B(a),(c),(d)	195,286	43,744
Avaya Holdings Corp.(a)	34,046	431,022
Avista Corp.	10,560	392,093
Bank of America Corp.	128,969	3,208,749
Baxter International, Inc.	22,826	1,971,710
BellRing Brands, Inc., Class A(a)	14,278	283,704
BioMarin Pharmaceutical, Inc.(a)	10,595	1,269,387
BlackRock, Inc.	4,759	2,736,473
Bristol-Myers Squibb Co.	28,556	1,675,095
Broadcom, Inc.	13,114	4,153,859
Burford Capital Ltd.	106,604	747,715
Carriage Services, Inc.	25,534	564,557
Chevron Corp.	30,257	2,539,773
Cigna Corp.	12,421	2,144,982
Cisco Systems, Inc.	63,149	2,974,318
Cohu, Inc.	10,966	206,490
Comcast Corp., Class A	79,707	3,411,460
CONMED Corp.	5,467	451,246
Costco Wholesale Corp.	8,189	2,665,765
Cubic Corp.	3,801	159,642
Cummins, Inc.	9,756	1,885,445
Curtiss-Wright Corp.	2,050	182,696
Darden Restaurants, Inc.	11,323	859,416
Discovery, Inc., Class A(a)	76,560	1,615,416
Domo, Inc., Class B(a)	11,588	372,902
DTE Energy Co.	19,805	2,290,052
Dynavax Technologies Corp.(a)	20,643	167,415
Electronic Arts, Inc.(a)	15,800	2,237,596
elf Beauty, Inc.(a)	9,879	176,439
Eli Lilly and Co.	17,113	2,571,913
EOG Resources, Inc.	17,279	809,521
Essent Group Ltd.	5,459	195,596
Exact Sciences Corp.(a)	10,664	1,010,414
Fidelity National Information Services, Inc.	20,171	2,951,219
First Hawaiian, Inc.	11,730	203,867
First Industrial Realty Trust, Inc.	4,815	211,475
First of Long Island Corp. (The)	16,707	249,101
Hanover Insurance Group, Inc. (The)	3,709	377,873
Home Depot, Inc. (The)	13,798	3,663,231

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Houlihan Lokey, Inc.	8,511	466,403
HP, Inc.	109,952	1,932,956
Hudson Pacific Properties, Inc.	7,266	171,260
ICF International, Inc.	2,910	196,745
Impinj, Inc.(a)	18,210	429,756
Insmed, Inc.(a)	13,844	361,605
Integer Holdings Corp.(a)	5,383	354,040
International Business Machines Corp.	21,296	2,618,130
IQVIA Holdings, Inc.(a)	11,966	1,895,295
ITT, Inc.	3,152	181,965
Johnson & Johnson	31,050	4,525,848
JPMorgan Chase & Co.	38,342	3,705,371
KBR, Inc.	16,311	362,757
Kimberly-Clark Corp.	14,664	2,229,514
Kindred Biosciences, Inc.(a)	87,779	288,793
Lantheus Holdings, Inc.(a)	13,455	181,373
Las Vegas Sands Corp.	29,170	1,272,979
Liberty Global PLC, Class C(a)	57,592	1,310,794
Life Storage, Inc.	3,933	385,945
Lithia Motors, Inc., Class A	2,439	558,897
Livent Corp.(a)	63,551	398,465
Luminex Corp.	12,202	444,153
Masco Corp.	43,099	2,463,539
MasterCard, Inc., Class A	12,664	3,907,224
Matthews International Corp., Class A	18,644	402,710
Medical Properties Trust, Inc.	89,361	1,798,837
Medifast, Inc.	1,373	229,469
Medpace Holdings, Inc.(a)	3,722	444,221
Microsoft Corp.	59,026	12,100,920
Moelis & Co., ADR, Class A	15,054	448,459
Mondelez International, Inc., Class A	41,692	2,313,489
MSA Safety, Inc.	1,627	192,848
MTS Systems Corp.	10,711	198,689
National Research Corp., Class A	3,283	187,755
Natus Medical, Inc.(a)	8,691	161,479
Navistar International Corp.(a)	12,853	411,682
Newpark Resources, Inc.(a)	183,243	346,329
Nike, Inc., Class B	25,951	2,533,077
Norfolk Southern Corp.	11,049	2,123,728
Common Stocks (continued)
Issuer	Shares	Value ($)
Northrop Grumman Corp.	5,930	1,927,309
NortonLifeLock, Inc.	105,878	2,271,083
NVIDIA Corp.	6,672	2,832,864
Patterson Companies, Inc.	16,209	430,511
Philip Morris International, Inc.	32,516	2,497,554
Portland General Electric Co.	11,178	493,285
Primo Water Corp.	132,748	1,886,349
ProLogis, Inc.	21,798	2,297,945
Qorvo, Inc.(a)	9,472	1,213,837
QTS Realty Trust Inc., Class A	5,867	422,131
Quanex Building Products Corp.	27,153	381,500
Quanterix Corp.(a)	7,028	227,075
Quotient Ltd.(a)	64,320	504,269
Qurate Retail, Inc.(a)	19,651	214,392
Sage Therapeutics, Inc.(a)	8,492	386,980
Sandy Spring Bancorp, Inc.	11,424	264,123
Schnitzer Steel Industries, Inc., Class A	15,500	285,200
SiTime Corp.(a)	8,047	427,698
Stanley Black & Decker, Inc.	14,823	2,272,662
Target Corp.	19,078	2,401,539
TechTarget, Inc.(a)	11,985	434,936
Teradata Corp.(a)	17,445	366,345
T-Mobile U.S.A., Inc.(a)	21,512	2,309,958
TopBuild Corp.(a)	1,583	208,829
Union Pacific Corp.	14,473	2,508,894
Virtu Financial, Inc. Class A	25,525	633,020
Vishay Intertechnology, Inc.	12,269	192,501
Walt Disney Co. (The)	25,461	2,977,409
Wendy’s Co. (The)	8,483	196,636
WillScot Mobile Mini Holdings Corp.(a)	30,264	455,776
Wingstop, Inc.	2,807	438,594
Total		186,493,562
Total Common Stocks (Cost $290,841,819)		345,876,172

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Convertible Preferred Stocks 0.3%
Issuer		Shares	Value ($)
United States 0.3%
Danaher Corp.	5.000%	1,270	1,551,153
Total Convertible Preferred Stocks (Cost $1,270,900)			1,551,153

Exchange-Traded Alternative Strategies Funds 0.8%
	Shares	Value ($)
United States 0.8%
Invesco DB Gold Fund	71,000	4,143,638
Total Exchange-Traded Alternative Strategies Funds (Cost $2,728,530)		4,143,638

Exchange-Traded Equity Funds 0.8%

United States 0.8%
iShares MSCI Canada ETF	156,328	4,269,318
Total Exchange-Traded Equity Funds (Cost $3,826,909)		4,269,318

Foreign Government Obligations(f),(g) 7.6%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Chile 0.6%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	1,900,000,000	2,961,382
China 0.8%
China Government Bond
11/21/2029	3.130%	CNY	30,220,000	4,355,615
France 0.2%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	644,000	1,281,542
Indonesia 1.1%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	80,000,000,000	5,561,363
Japan 2.0%
Japan Government 20-Year Bond
12/20/2027	2.100%	JPY	374,800,000	4,124,482
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	363,100,000	3,693,346
06/20/2048	0.700%	JPY	161,650,000	1,605,193
09/20/2048	0.900%	JPY	78,600,000	819,384
Total				10,242,405
Mexico 0.3%
Mexican Bonos
05/31/2029	8.500%	MXN	27,537,400	1,475,704
Foreign Government Obligations(f),(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
New Zealand 0.2%
New Zealand Government Bond
05/15/2031	1.500%	NZD	1,800,000	1,285,617
South Africa 0.8%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	36,465,000	2,451,147
01/31/2030	8.000%	ZAR	33,135,000	1,788,864
Total				4,240,011
South Korea 1.1%
Korea Treasury Bond
12/10/2028	2.375%	KRW	3,660,000,000	3,356,572
06/10/2029	1.875%	KRW	2,662,000,000	2,353,139
Total				5,709,711
Spain 0.3%
Spain Government Bond(e)
04/30/2030	0.500%	EUR	1,254,000	1,510,438
United Kingdom 0.2%
United Kingdom Gilt(e)
01/22/2044	3.250%	GBP	612,297	1,260,036
Total Foreign Government Obligations (Cost $38,213,006)				39,883,824

Inflation-Indexed Bonds(f) 1.4%

Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2027	0.100%	JPY	278,026,724	2,618,615
United Kingdom 0.1%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2052	0.250%	GBP	199,186	570,377
United States 0.8%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		1,814,331	2,012,805
01/15/2028	0.500%		1,718,194	1,925,325
Total				3,938,130
Total Inflation-Indexed Bonds (Cost $6,392,367)				7,127,122

Preferred Stocks 0.0%
Issuer	Shares	Value ($)
Brazil 0.0%
Azul SA(a)	34,700	134,102
Total Preferred Stocks (Cost $236,298)		134,102

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Residential Mortgage-Backed Securities - Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 4.5%
Government National Mortgage Association TBA(h)
08/20/2050	3.500%	3,700,000	3,891,793
08/20/2050	4.000%	1,400,000	1,482,688
Uniform Mortgage-Backed Security TBA(h)
08/17/2035	2.500%	1,000,000	1,049,642
08/17/2035 - 08/13/2050	3.000%	4,250,000	4,487,510
08/13/2050	3.500%	2,700,000	2,847,234
08/13/2050	4.000%	2,500,000	2,655,859
08/13/2050	4.500%	1,500,000	1,612,676
08/13/2050	5.000%	4,800,000	5,250,954
Total			23,278,356
Total Residential Mortgage-Backed Securities - Agency (Cost $23,246,125)			23,278,356

U.S. Treasury Obligations 0.4%

United States 0.4%
U.S. Treasury
02/15/2030	1.500%	1,850,000	2,019,680
Total U.S. Treasury Obligations (Cost $2,001,272)			2,019,680
Money Market Funds 18.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(i),(j)	95,776,987	95,776,987
Total Money Market Funds (Cost $95,773,572)		95,776,987
Total Investments in Securities (Cost $464,530,798)		524,060,352
Other Assets & Liabilities, Net		(3,755,387)
Net Assets		$520,304,965

At July 31, 2020, securities and/or cash totaling $17,024,445 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
25,645,000 CNY	3,648,716 USD	Citi	08/14/2020	—	(22,178)
32,763,063,000 IDR	2,253,306 USD	Citi	08/14/2020	18,865	—
4,708,196,000 KRW	3,939,946 USD	Citi	08/14/2020	—	(7,905)
53,000 MXN	2,328 USD	Citi	08/14/2020	—	(51)
2,045,337,000 CLP	2,583,475 USD	Goldman Sachs	08/14/2020	—	(118,536)
24,265,000 MXN	1,064,310 USD	HSBC	08/14/2020	—	(24,551)
58,681,000 NOK	6,201,180 USD	HSBC	08/14/2020	—	(246,297)
8,838,000 NZD	5,794,962 USD	HSBC	08/14/2020	—	(66,487)
737,179 USD	5,182,000 CNY	HSBC	08/14/2020	4,586	—
4,038,255 USD	3,215,000 GBP	HSBC	08/14/2020	170,414	—
30,019,634 USD	3,226,600,365 JPY	HSBC	08/14/2020	465,086	—
797,622 USD	7,547,803 NOK	HSBC	08/14/2020	31,680	—
267,522 USD	1,060,000 PLN	HSBC	08/14/2020	15,516	—
689,991 USD	6,372,000 SEK	HSBC	08/14/2020	35,804	—
3,682,187 USD	108,109,000 TWD	HSBC	08/14/2020	8,947	—
79,587,000 ZAR	4,631,864 USD	HSBC	08/14/2020	—	(18,813)
6,368,000 AUD	4,438,350 USD	Morgan Stanley	08/14/2020	—	(111,458)
605,000 CHF	643,325 USD	Morgan Stanley	08/14/2020	—	(18,398)
979,253 USD	1,405,000 AUD	Morgan Stanley	08/14/2020	24,591	—
9,475,775 USD	12,873,000 CAD	Morgan Stanley	08/14/2020	135,101	—
3,579,229 USD	3,366,000 CHF	Morgan Stanley	08/14/2020	102,357	—
532,459 USD	3,511,000 DKK	Morgan Stanley	08/14/2020	23,044	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
61,225,726 USD	54,180,572 EUR	Morgan Stanley	08/14/2020	2,610,206	—
8,413,194 USD	6,693,000 GBP	Morgan Stanley	08/14/2020	348,432	—
255,078 USD	4,385,000 ZAR	Morgan Stanley	08/14/2020	1,162	—
70,000 CAD	52,456 USD	Morgan Stanley	08/19/2020	194	—
2,691,000 CAD	1,977,445 USD	Morgan Stanley	08/19/2020	—	(31,656)
950,000 GBP	1,180,285 USD	Morgan Stanley	08/19/2020	—	(63,369)
1,402,000 ILS	408,156 USD	Morgan Stanley	08/19/2020	—	(3,697)
279,378,000 JPY	2,611,806 USD	Morgan Stanley	08/19/2020	—	(27,887)
2,103,077,000 KRW	1,743,547 USD	Morgan Stanley	08/19/2020	—	(19,008)
6,920,000 NOK	714,830 USD	Morgan Stanley	08/19/2020	—	(45,513)
45,987,000 TWD	1,575,232 USD	Morgan Stanley	08/19/2020	4,959	—
1,645,858 USD	2,381,000 AUD	Morgan Stanley	08/19/2020	55,354	—
1,436,714 USD	1,360,000 CHF	Morgan Stanley	08/19/2020	51,015	—
512,920 USD	3,345,000 DKK	Morgan Stanley	08/19/2020	16,373	—
1,519,520 USD	1,349,000 EUR	Morgan Stanley	08/19/2020	70,054	—
891,014 USD	756,000 EUR	Morgan Stanley	08/19/2020	—	(192)
718,972 USD	6,729,000 SEK	Morgan Stanley	08/19/2020	47,529	—
768,823 USD	1,071,000 SGD	Morgan Stanley	08/19/2020	10,673	—
45,962,524,000 IDR	3,155,683 USD	Standard Chartered	08/14/2020	21,039	—
12,280,592 USD	86,308,000 CNY	Standard Chartered	08/14/2020	73,764	—
Total				4,346,745	(825,996)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	299	09/2020	AUD	44,686,585	796,552	—
CAC40 Index	55	08/2020	EUR	2,629,550	—	(131,687)
Canadian Government 10-Year Bond	99	09/2020	CAD	15,315,300	86,198	—
Euro-BTP	15	09/2020	EUR	2,204,850	119,613	—
Euro-Bund	18	09/2020	EUR	3,195,360	52,412	—
Euro-Buxl 30-Year	1	09/2020	EUR	224,840	9,946	—
Euro-OAT	4	09/2020	EUR	675,000	15,337	—
FTSE/MIB Index	56	09/2020	EUR	5,347,160	53,961	—
Japanese 10-Year Government Bond	17	09/2020	JPY	2,590,290,000	120,800	—
Long Gilt	68	09/2020	GBP	9,421,400	91,659	—
Russell 2000 Index E-mini	31	09/2020	USD	2,290,590	153,289	—
S&P/TSX 60 Index	29	09/2020	CAD	5,599,320	226,889	—
U.S. Treasury 10-Year Note	257	09/2020	USD	36,000,078	288,130	—
U.S. Treasury 5-Year Note	251	09/2020	USD	31,657,375	164,267	—
U.S. Ultra Treasury Bond	73	09/2020	USD	16,621,188	635,592	—
Total					2,814,645	(131,687)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	(44)	08/2020	EUR	(4,781,920)	234,438	—
DAX Index	(15)	09/2020	EUR	(4,631,438)	—	(185,354)
Euro-Bund	(26)	09/2020	EUR	(4,615,520)	—	(74,320)
MSCI EAFE Index	(215)	09/2020	USD	(19,496,200)	—	(666,092)
MSCI Emerging Markets Index	(402)	09/2020	USD	(21,492,930)	—	(2,207,603)
S&P 500 Index E-mini	(250)	09/2020	USD	(40,793,750)	—	(3,026,393)
TOPIX Index	(79)	09/2020	JPY	(1,182,235,000)	742,694	—
Total					977,132	(6,159,762)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(246,888)	(243)	14.50	8/21/2020	(1,686)	(971)
Yamana Gold, Inc.	Morgan Stanley	USD	(486,297)	(747)	8.00	8/21/2020	(6,579)	(2,615)
Yamana Gold, Inc.	Morgan Stanley	USD	(486,297)	(747)	7.00	8/21/2020	(7,315)	(12,326)
Total							(15,580)	(15,912)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month SEK STIBOR	Fixed rate of 0.290%	Receives Quarterly, Pays Annually	Morgan Stanley	03/06/2030	SEK	12,649,000	(281)	—	—	—	(281)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	1.911	USD	1,425,000	133,237	—	—	133,237	—
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	4.388	USD	15,163,140	60,650	—	—	60,650	—
Markit CDX North America Investment Grade Index, Series 34	Morgan Stanley	06/20/2025	1.000	Quarterly	0.700	USD	38,255,000	911,605	—	—	911,605	—
Markit iTraxx Europe Main Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	0.605	EUR	3,000,000	90,528	—	—	90,528	—
Total								1,196,020	—	—	1,196,020	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	0.026%
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2020, the total value of these securities amounted to $43,745, which represents 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $5,109,174, which represents 0.98% of total net assets.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	14,794,945	185,646	(18,134,340)	3,153,749	—	—	(5,123,943)	185,646	—
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	11,986,878	268,702	(11,971,725)	(283,855)	—	99,375	189,366	169,327	—
Columbia Short-Term Cash Fund, 0.177%
	115,471,931	337,610,274	(357,309,296)	4,078	95,776,987	—	4,406	1,425,725	95,776,987
Total	142,253,754			2,873,972	95,776,987	99,375	(4,930,171)	1,780,698
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	908,684	—	—	908,684
Australia	—	1,490,305	—	1,490,305
Brazil	5,038,453	—	—	5,038,453
Canada	7,429,091	—	—	7,429,091
China	8,414,909	13,667,626	—	22,082,535
Denmark	—	757,629	—	757,629
Finland	—	4,039,846	—	4,039,846
France	88,308	6,998,119	—	7,086,427
Germany	—	3,600,257	—	3,600,257
Hong Kong	—	2,488,636	—	2,488,636
Hungary	—	661,753	—	661,753
India	661,700	5,629,757	—	6,291,457
Indonesia	—	2,613,846	—	2,613,846
Ireland	2,042,927	1,446,882	—	3,489,809
Israel	—	1,622,869	—	1,622,869
Italy	—	2,023,197	—	2,023,197
Japan	—	26,772,936	—	26,772,936
Malta	—	—	1	1
Netherlands	1,798,092	6,349,229	—	8,147,321
Norway	—	2,809,001	—	2,809,001
Pakistan	—	534,459	—	534,459
Philippines	—	910,036	—	910,036
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Puerto Rico	920,588	—	—	920,588
Russian Federation	1,320,428	2,520,535	—	3,840,963
Singapore	—	1,172,737	—	1,172,737
South Africa	—	1,083,824	—	1,083,824
South Korea	—	9,093,122	—	9,093,122
Spain	—	2,487,736	—	2,487,736
Sweden	—	2,229,053	—	2,229,053
Switzerland	1,922,487	4,841,609	—	6,764,096
Taiwan	450,918	7,673,614	—	8,124,532
Thailand	—	1,156,564	—	1,156,564
United Kingdom	1,143,504	10,567,343	—	11,710,847
United States	185,702,103	747,715	43,744	186,493,562
Total Common Stocks	217,842,192	127,990,235	43,745	345,876,172
Convertible Preferred Stocks
United States	—	1,551,153	—	1,551,153
Total Convertible Preferred Stocks	—	1,551,153	—	1,551,153
Exchange-Traded Alternative Strategies Funds	4,143,638	—	—	4,143,638
Exchange-Traded Equity Funds	4,269,318	—	—	4,269,318
Foreign Government Obligations	—	39,883,824	—	39,883,824
Inflation-Indexed Bonds	—	7,127,122	—	7,127,122
Preferred Stocks
Brazil	134,102	—	—	134,102
Total Preferred Stocks	134,102	—	—	134,102
Residential Mortgage-Backed Securities - Agency	—	23,278,356	—	23,278,356
U.S. Treasury Obligations	2,019,680	—	—	2,019,680
Money Market Funds	95,776,987	—	—	95,776,987
Total Investments in Securities	324,185,917	199,830,690	43,745	524,060,352
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	4,346,745	—	4,346,745
Futures Contracts	3,791,777	—	—	3,791,777
Swap Contracts	—	1,196,020	—	1,196,020
Liability
Forward Foreign Currency Exchange Contracts	—	(825,996)	—	(825,996)
Futures Contracts	(6,291,449)	—	—	(6,291,449)
Options Contracts Written	(15,912)	—	—	(15,912)
Swap Contracts	—	(281)	—	(281)
Total	321,670,333	204,547,178	43,745	526,261,256
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $368,757,226)	$428,283,365
Affiliated issuers (cost $95,773,572)	95,776,987
Cash	162
Foreign currency (cost $675,345)	673,345
Margin deposits on:
Futures contracts	12,637,612
Swap contracts	3,167,350
Unrealized appreciation on forward foreign currency exchange contracts	4,346,745
Receivable for:
Investments sold	364,061
Capital shares sold	50,568
Dividends	203,578
Interest	304,125
Foreign tax reclaims	196,202
Variation margin for futures contracts	1,080,436
Variation margin for swap contracts	6,598
Prepaid expenses	4,816
Total assets	547,095,950
Liabilities
Option contracts written, at value (premiums received $15,580)	15,912
Unrealized depreciation on forward foreign currency exchange contracts	825,996
Payable for:
Investments purchased	1,515,667
Investments purchased on a delayed delivery basis	23,278,343
Capital shares purchased	340,275
Variation margin for futures contracts	380,343
Variation margin for swap contracts	28,738
Foreign capital gains taxes deferred	159,453
Management services fees	10,231
Distribution and/or service fees	3,578
Transfer agent fees	42,689
Compensation of board members	83,880
Other expenses	105,880
Total liabilities	26,790,985
Net assets applicable to outstanding capital stock	$520,304,965
Represented by
Paid in capital	449,253,163
Total distributable earnings (loss)	71,051,802
Total - representing net assets applicable to outstanding capital stock	$520,304,965
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	21

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$476,670,378
Shares outstanding	32,512,491
Net asset value per share	$14.66
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.55
Advisor Class
Net assets	$6,364,782
Shares outstanding	430,403
Net asset value per share	$14.79
Class C
Net assets	$10,839,493
Shares outstanding	771,946
Net asset value per share	$14.04
Institutional Class
Net assets	$20,763,459
Shares outstanding	1,407,659
Net asset value per share	$14.75
Institutional 2 Class
Net assets	$4,229,251
Shares outstanding	285,086
Net asset value per share	$14.84
Institutional 3 Class
Net assets	$78,195
Shares outstanding	5,294
Net asset value per share	$14.77
Class R
Net assets	$1,359,407
Shares outstanding	93,731
Net asset value per share	$14.50
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$8,251,384
Dividends — affiliated issuers	1,780,698
Interest	1,174,404
Foreign taxes withheld	(432,577)
Total income	10,773,909
Expenses:
Management services fees	3,644,588
Distribution and/or service fees
Class A	1,194,400
Class C	117,144
Class R	8,395
Transfer agent fees
Class A	505,691
Advisor Class	6,293
Class C	12,399
Institutional Class	21,694
Institutional 2 Class	2,610
Institutional 3 Class	21
Class R	1,776
Compensation of board members	19,174
Custodian fees	152,924
Printing and postage fees	70,133
Registration fees	102,615
Audit fees	91,074
Legal fees	13,281
Interest on collateral	40
Compensation of chief compliance officer	114
Other	24,083
Total expenses	5,988,449
Net investment income	4,785,460
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	14,143,508
Investments — affiliated issuers	(4,930,171)
Capital gain distributions from underlying affiliated funds	99,375
Foreign currency translations	(146,377)
Forward foreign currency exchange contracts	(1,935,371)
Futures contracts	8,011,976
Options purchased	(1,234,420)
Options contracts written	578,315
Swap contracts	(4,483,095)
Net realized gain	10,103,740
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,707,533
Investments — affiliated issuers	2,873,972
Foreign currency translations	294,885
Forward foreign currency exchange contracts	4,673,326
Futures contracts	(4,627,770)
Options purchased	(182,164)
Options contracts written	(171)
Swap contracts	744,465
Foreign capital gains tax	(155,799)
Net change in unrealized appreciation (depreciation)	17,328,277
Net realized and unrealized gain	27,432,017
Net increase in net assets resulting from operations	$32,217,477
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	23

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$4,785,460	$9,531,952(a)
Net realized gain	10,103,740	17,818,315(a)
Net change in unrealized appreciation (depreciation)	17,328,277	(18,384,574)(a)
Net increase in net assets resulting from operations	32,217,477	8,965,693
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,666,377)	(1,733,437)
Advisor Class	(122,519)	(19,555)
Class C	(105,376)	—
Institutional Class	(468,010)	(130,570)
Institutional 2 Class	(85,557)	(19,336)
Institutional 3 Class	(3,106)	(18)
Class R	(31,573)	(2,614)
Total distributions to shareholders	(9,482,518)	(1,905,530)
Decrease in net assets from capital stock activity	(53,379,455)	(63,374,306)
Total decrease in net assets	(30,644,496)	(56,314,143)
Net assets at beginning of year	550,949,461	607,263,604
Net assets at end of year	$520,304,965	$550,949,461

(a)	Amounts for the year ended July 31, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	519,905	7,278,942	724,703	9,776,555
Distributions reinvested	602,207	8,611,564	135,170	1,722,071
Redemptions	(4,608,075)	(64,114,616)	(5,170,210)	(69,954,972)
Net decrease	(3,485,963)	(48,224,110)	(4,310,337)	(58,456,346)
Advisor Class
Subscriptions	112,551	1,560,180	207,241	2,811,950
Distributions reinvested	8,479	122,094	1,523	19,538
Redemptions	(87,306)	(1,186,316)	(179,228)	(2,428,057)
Net increase	33,724	495,958	29,536	403,431
Class C
Subscriptions	56,240	752,577	107,738	1,394,958
Distributions reinvested	7,479	102,908	—	—
Redemptions	(257,445)	(3,441,733)	(447,715)	(5,808,578)
Net decrease	(193,726)	(2,586,248)	(339,977)	(4,413,620)
Institutional Class
Subscriptions	608,348	8,464,157	556,669	7,545,263
Distributions reinvested	30,612	439,888	9,582	122,652
Redemptions	(807,387)	(11,347,140)	(636,124)	(8,654,189)
Net decrease	(168,427)	(2,443,095)	(69,873)	(986,274)
Institutional 2 Class
Subscriptions	84,657	1,192,076	129,136	1,779,696
Distributions reinvested	5,920	85,492	1,501	19,318
Redemptions	(78,038)	(1,091,865)	(38,613)	(523,989)
Net increase	12,539	185,703	92,024	1,275,025
Institutional 3 Class
Subscriptions	2,090	29,669	11,650	161,438
Distributions reinvested	212	3,042	—	—
Redemptions	(6,855)	(100,968)	(2,009)	(28,491)
Net increase (decrease)	(4,553)	(68,257)	9,641	132,947
Class R
Subscriptions	41,953	580,464	84,798	1,123,932
Distributions reinvested	1,271	18,014	45	563
Redemptions	(94,204)	(1,337,884)	(180,345)	(2,451,240)
Net decrease	(50,980)	(739,406)	(95,502)	(1,326,745)
Class T
Redemptions	—	—	(212)	(2,724)
Net decrease	—	—	(212)	(2,724)
Total net decrease	(3,857,386)	(53,379,455)	(4,684,700)	(63,374,306)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$14.01	0.13	0.77	0.90	(0.25)	(0.25)
Year Ended 7/31/2019	$13.80	0.23(d)	0.03(d)	0.26	(0.05)	(0.05)
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	(0.32)
Year Ended 7/31/2016	$11.73	0.15	0.21	0.36	—	—
Advisor Class
Year Ended 7/31/2020	$14.13	0.18	0.78	0.96	(0.30)	(0.30)
Year Ended 7/31/2019	$13.93	0.25(d)	0.03(d)	0.28	(0.08)	(0.08)
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.77	0.17	0.23	0.40	—	—
Class C
Year Ended 7/31/2020	$13.40	0.02	0.74	0.76	(0.12)	(0.12)
Year Ended 7/31/2019	$13.25	0.12(d)	0.03(d)	0.15	—	—
Year Ended 7/31/2018	$12.57	(0.00)(g)	0.68	0.68	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	(0.24)
Year Ended 7/31/2016	$11.44	0.06	0.21	0.27	—	—
Institutional Class
Year Ended 7/31/2020	$14.10	0.17	0.78	0.95	(0.30)	(0.30)
Year Ended 7/31/2019	$13.89	0.27(d)	0.02(d)	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.75	0.18	0.21	0.39	—	—
Institutional 2 Class
Year Ended 7/31/2020	$14.18	0.18	0.78	0.96	(0.30)	(0.30)
Year Ended 7/31/2019	$13.97	0.27(d)	0.02(d)	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	(0.36)
Year Ended 7/31/2016	$11.80	0.19	0.21	0.40	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$14.66	6.49%	1.15%(c)	1.15%(c)	0.92%	125%	$476,670
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.70%(d)	104%	$504,182
Year Ended 7/31/2018	$13.80	6.24%	1.10%(e)	1.10%(e)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Year Ended 7/31/2016	$12.09	3.07%	1.14%	1.14%(f)	1.30%	127%	$603,849
Advisor Class
Year Ended 7/31/2020	$14.79	6.83%	0.90%(c)	0.90%(c)	1.27%	125%	$6,365
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.79%(d)	104%	$5,606
Year Ended 7/31/2018	$13.93	6.58%	0.85%(e)	0.85%(e)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Year Ended 7/31/2016	$12.17	3.40%	0.89%	0.89%(f)	1.51%	127%	$41
Class C
Year Ended 7/31/2020	$14.04	5.68%	1.90%(c)	1.90%(c)	0.13%	125%	$10,839
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.95%(d)	104%	$12,935
Year Ended 7/31/2018	$13.25	5.41%	1.85%(e)	1.85%(e)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Year Ended 7/31/2016	$11.71	2.36%	1.89%	1.89%(f)	0.55%	127%	$27,133
Institutional Class
Year Ended 7/31/2020	$14.75	6.78%	0.90%(c)	0.90%(c)	1.18%	125%	$20,763
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.95%(d)	104%	$22,219
Year Ended 7/31/2018	$13.89	6.52%	0.85%(e)	0.85%(e)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Year Ended 7/31/2016	$12.14	3.32%	0.89%	0.89%(f)	1.62%	127%	$6,820
Institutional 2 Class
Year Ended 7/31/2020	$14.84	6.86%	0.86%(c)	0.86%(c)	1.27%	125%	$4,229
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.97%(d)	104%	$3,864
Year Ended 7/31/2018	$13.97	6.56%	0.81%(e)	0.81%(e)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
Year Ended 7/31/2016	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$14.12	0.23	0.73	0.96	(0.31)	(0.31)
Year Ended 7/31/2019	$13.91	0.25(d)	0.05(d)	0.30	(0.09)	(0.09)
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—
Year Ended 7/31/2017(h)	$12.11	0.07	0.87	0.94	—	—
Class R
Year Ended 7/31/2020	$13.85	0.07	0.79	0.86	(0.21)	(0.21)
Year Ended 7/31/2019	$13.64	0.20(d)	0.02(d)	0.22	(0.01)	(0.01)
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	(0.29)
Year Ended 7/31/2016	$11.67	0.15	0.17	0.32	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Amounts for the year ended July 31, 2019, as disclosed in the prior financial statements, have been corrected, see Note 10 to the Notes to Financial Statements.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$14.77	6.86%	0.80%(c)	0.80%(c)	1.60%	125%	$78
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.78%(d)	104%	$139
Year Ended 7/31/2018	$13.91	6.59%	0.78%(e)	0.78%(e)	1.07%	97%	$3
Year Ended 7/31/2017(h)	$13.05	7.76%	0.81%(i)	0.81%(i)	1.42%(i)	103%	$3
Class R
Year Ended 7/31/2020	$14.50	6.23%	1.39%(c)	1.39%(c)	0.52%	125%	$1,359
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.49%(d)	104%	$2,004
Year Ended 7/31/2018	$13.64	5.98%	1.35%(e)	1.35%(e)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
Year Ended 7/31/2016	$11.99	2.74%	1.39%	1.39%(f)	1.33%	127%	$299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2020	29

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
30	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Global Opportunities Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
32	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio and primarily for gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and primarily for gaining market exposure to various currency, interest rate, and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
34	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of
Columbia Global Opportunities Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
July 31, 2020
one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,196,020*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,411,271*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,346,745
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,380,506*
Total		9,334,542

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,217,129*
Equity risk	Options contracts written, at value	15,912
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	825,996
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	74,320*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	281*
Total		7,133,638

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
36	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(4,345,646)	(4,345,646)
Equity risk	—	(4,628,150)	578,315	(1,234,420)	—	(5,284,255)
Foreign exchange risk	(1,935,371)	—	—	—	—	(1,935,371)
Interest rate risk	—	12,640,126	—	—	(137,449)	12,502,677
Total	(1,935,371)	8,011,976	578,315	(1,234,420)	(4,483,095)	937,405

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	744,746	744,746
Equity risk	—	(3,660,201)	(171)	(182,164)	—	(3,842,536)
Foreign exchange risk	4,673,326	—	—	—	—	4,673,326
Interest rate risk	—	(967,569)	—	—	(281)	(967,850)
Total	4,673,326	(4,627,770)	(171)	(182,164)	744,465	607,686
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	195,522,243
Futures contracts — short	98,418,636
Credit default swap contracts — sell protection	55,564,298

Derivative instrument	Average value ($)*
Options contracts — purchased	111,863
Options contracts — written	(105,054)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	2,259,714*	(829,213)*
Interest rate swap contracts	4,454**	(39,929)*

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Global Opportunities Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
July 31, 2020
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
38	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2020:
	Citi ($)	Goldman Sachs ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	1,371	-	1,371
Centrally cleared interest rate swap contracts (b)	-	-	-	-	5,227	-	5,227
Forward foreign currency exchange contracts	18,865	-	732,033	3,501,044	-	94,803	4,346,745
Total assets	18,865	-	732,033	3,501,044	6,598	94,803	4,353,343
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	28,738	-	28,738
Forward foreign currency exchange contracts	30,134	118,536	356,148	321,178	-	-	825,996
Options contracts written	-	-	-	15,912	-	-	15,912
Total liabilities	30,134	118,536	356,148	337,090	28,738	-	870,646
Total financial and derivative net assets	(11,269)	(118,536)	375,885	3,163,954	(22,140)	94,803	3,482,697
Total collateral received (pledged) (c)	-	-	-	-	(22,140)	-	(22,140)
Net amount (d)	(11,269)	(118,536)	375,885	3,163,954	-	94,803	3,504,837

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Global Opportunities Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
July 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and
40	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2020 was 0.70% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Global Opportunities Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $414,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	120,091
Class C	—	1.00(b)	896

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
42	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.44%	1.47%
Advisor Class	1.19	1.22
Class C	2.19	2.22
Institutional Class	1.19	1.22
Institutional 2 Class	1.15	1.15
Institutional 3 Class	1.10	1.11
Class R	1.69	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,129,254	(1,129,254)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Global Opportunities Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
July 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,482,518	—	9,482,518	1,905,530	—	1,905,530
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,132,571	3,188,351	—	56,739,887
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
469,521,369	85,548,656	(28,808,769)	56,739,887
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $527,919,339 and $566,503,567, respectively, for the year ended July 31, 2020, of which $312,630,369 and $309,702,573, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
44	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Columbia Global Opportunities Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
July 31, 2020
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
46	Columbia Global Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 87.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Revision of previously issued financial statements
During the preparation of the July 31, 2020 financial statements, it was determined that certain amounts reported in the July 31, 2019 financial statements for the Fund were incorrect due to an error in accounting for a corporate action, which resulted in an understatement of reported investment income and change in unrealized depreciation and an overstatement of realized gain during that year. Management evaluated the impact of the error to the current and prior year financial statements and determined that the previously issued financial statements were not materially misstated; however, it would not be appropriate to reflect the misclassification in the current year. Accordingly, management has revised the July 31, 2019 financial statements. As the 2019 financial statements are not presented herein, the revision has been reflected by revising applicable account balances or line items in the Statement of Changes in Net Assets and Financial Highlights for 2019 to correct the error. The result of the correction was an increase to investment income and change in unrealized depreciation and a decrease to realized gain for the year then ended and the resulting impact to the per share amounts and the net investment income ratio. The error did not impact the net increase or decrease in net assets resulting from operations, net assets, total return or NAV per share. The following represents the previously reported information and the corrected information:
	July 31, 2019 Previously Reported	July 31, 2019 Corrected
Statement of Changes in Net Assets
Net investment income	$8,266,244	$9,531,952
Net realized gain	18,704,768	17,818,315
Net change in unrealized appreciation (depreciation)	(18,005,319)	(18,384,574)
Net increase in net assets resulting from operations	8,965,693	8,965,693

Columbia Global Opportunities Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
July 31, 2020
	July 31, 2019
Financial Highlights	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
Previously Reported
Net Investment Income	0.20	0.22	0.09	0.24	0.24	0.24	0.17
Net realized and unrealized gain (loss)	0.06	0.06	0.06	0.05	0.05	0.06	0.05
Net investment income ratio to average net assets	1.47	1.64	0.72	1.73	1.76	1.71	1.25
Corrected
Net Investment Income	0.23	0.25	0.12	0.27	0.27	0.25	0.20
Net realized and unrealized gain (loss)	0.03	0.03	0.03	0.02	0.02	0.05	0.02
Net investment income ratio to average net assets	1.70	1.79	0.95	1.95	1.97	1.78	1.49
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
48	Columbia Global Opportunities Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Opportunities Fund | Annual Report 2020	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
93.74%	40.58%	$3,347,769
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Global Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Global Opportunities Fund | Annual Report 2020	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
52	Columbia Global Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Global Opportunities Fund | Annual Report 2020	53

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
54	Columbia Global Opportunities Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
Columbia Global Opportunities Fund | Annual Report 2020	55

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer
56	Columbia Global Opportunities Fund | Annual Report 2020

Approval of Management Agreement  (continued)

various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2020	57

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Minnesota Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Minnesota Tax-Exempt Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	4.17	3.53	4.12
	Including sales charges		1.08	2.90	3.80
Advisor Class*		03/19/13	4.44	3.83	4.34
Class C	Excluding sales charges	06/26/00	3.40	2.76	3.34
	Including sales charges		2.40	2.76	3.34
Institutional Class*		09/27/10	4.44	3.79	4.38
Institutional 2 Class*		12/11/13	4.24	3.75	4.29
Institutional 3 Class*		03/01/17	4.29	3.69	4.20
Bloomberg Barclays Minnesota Municipal Bond Index			5.22	3.63	3.75
Bloomberg Barclays Municipal Bond Index			5.36	4.13	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2020)
AAA rating	14.8
AA rating	36.1
A rating	26.5
BBB rating	6.3
BB rating	4.2
Not rated	12.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 4.17% excluding sales charges. Institutional Class shares of the Fund returned 4.44%. The Fund underperformed the 5.22% return of its primary benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, as well as the 5.36% return of its broad-based benchmark, the Bloomberg Barclays Municipal Bond Index.
COVID-19 fueled high volatility in the tax-exempt market
Municipal bonds benefited from a relatively benign environment in the first seven months of the reporting period. During this time, the U.S. economy continued its expansion and municipal yields marched toward new lows (as prices increased). These favorable conditions quickly deteriorated in March 2020 once the COVID-19 pandemic hit the United States. Municipal bonds experienced several record down days in mid-March as investors withdrew cash from municipal funds amid concerns about the virus’ financial impact on state and local governments. Investor worries about the prospects of bonds backed by economically sensitive revenues, such as sales taxes, hotels and air travel, further contributed to the withdrawals from municipal funds. Managers raised cash to meet the redemptions, exacerbating the market’s decline.
The downturn abated in late March, and the tax-exempt market embarked on an impressive rally that included several days of record price gains. Investors were encouraged by the U.S. Federal Reserve’s (Fed’s) decision to cut interest rates to zero and initiate a number of liquidity programs aimed at propping up financial assets. Congress also provided fiscal support with a stimulus package amounting to over $2 trillion. After pausing in April, the market’s advance resumed in May as the Fed clarified potential support for municipal issuers and cash began to flow back into the market. So much cash came into municipal funds, in fact, that year-to-date inflows had returned to positive territory by the third week of July. Although tax receipts and other municipal revenue sources continued to slide in the COVID-19-related economic downturn, the market remained firmly backstopped by both Fed policy and the prospects of additional fiscal stimulus.
Minnesota felt the economic pain from COVID-19
Minnesota municipal securities modestly trailed the national market. While the state benefited from its above-average credit quality, the slowdown in growth caused by the coronavirus led to a sizable projected budget deficit over the next two years. In addition, social unrest hindered the reopening of the state’s economy. Over time, however, Minnesota has typically held up relatively well through downturns due to its diversified economy, educated workforce and robust personal income. This was visible in the job market, where the state’s unemployment rate stayed well below the national average from March onward.
Contributors and detractors
In the first half of the period, the Fund maintained a longer duration relative to the benchmark in order to generate incremental income and total return. As a result, the portfolio was overweight in longer maturities and lower rated investment-grade and non-rated bonds. This strategy led to positive relative performance until the time when the market was hit by the unprecedented volatility caused by the impacts of the coronavirus. While the Fund subsequently recovered some of the ground it lost in the sell-off, it was unable to make up all of the shortfall.
In terms of specific performance drivers, the Fund’s overweight positions in BBB rated bonds and pre-refunded issues detracted over the full 12 months. Security selection among non-rated bonds, the education sector, and debt with maturities of 12 to 17 years and 25+ years also pressured results.
An overweight in continuing care retirement centers (CCRCs) was another a key detractor. The higher vulnerability of elderly population to COVID-19 caused CCRCs to be one of the worst performing sectors in both the benchmark and the Fund. As is often the case, the market’s initial response to unfavorable headlines was to react indiscriminately by penalizing all of the sector’s constituents without regard to the fundamentals of individual securities. This instance was no different, so the Fund’s overweight in the CCRC sector, which is dominated by non-rated bonds and longer maturities, detracted from performance. We thoroughly reviewed portfolio holdings in the sector and concluded that the vast majority were financially sound and should be positioned to weather the difficulties of the pandemic. In addition, many issuers received government support in the form of grants or loans. We therefore maintained the portfolio’s positions in CCRC debt. This patience paid off, as the sector staged a strong recovery in the final three months of the period once investors began to differentiate between stronger and weaker issuers.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
On the positive side, the Fund benefited from security selection in the AA and BBB rated categories. An overweight in 17- to 22-year maturities and an underweight in two- to four-year maturities also added value. An overweight in the local general obligation (GO) sector, as well as selection in the group, was a further positive. While the supply of new issues in Minnesota was once again scarce compared to the nation as a whole, there was a relative abundance of local GOs. These were mainly school district bonds backed by the state and therefore rated AA, with many in the 17- to 22-year maturity range. We added a number of these securities, which increased the Fund’s weighting in the local GO sector from 17.9% at the beginning of the period to 23.6% at the end of July 2020.
Fund positioning
The Fund was substantially underweight in state general obligations at the end of July 2020, and the majority of its other holdings were not directly linked to the credit quality of the state. Nevertheless, we were highly vigilant in analyzing and assessing each of the portfolio’s positions during a time of unusual market stress.
The Fed’s stated policy of keeping interest rates low for a longer period of time, combined with the municipal yield curve’s relative steepness, prompted us to overweight longer maturities and keep duration above that of the benchmark. The Fund was overweight in BBB and non-rated bonds in the CCRC, charter school, and education sectors. These securities, while performing well from April onward, remained behind the index on a year-to-date basis as of the end of July. As a result, we saw these areas as being a potential source of continued upside.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.50	1,021.03	3.85	3.87	0.77
Advisor Class	1,000.00	1,000.00	1,009.80	1,022.28	2.60	2.61	0.52
Class C	1,000.00	1,000.00	1,004.80	1,017.30	7.58	7.62	1.52
Institutional Class	1,000.00	1,000.00	1,009.80	1,022.28	2.60	2.61	0.52
Institutional 2 Class	1,000.00	1,000.00	1,007.90	1,022.23	2.65	2.66	0.53
Institutional 3 Class	1,000.00	1,000.00	1,008.20	1,022.48	2.40	2.41	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.9%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	0.140%	4,385,000	4,385,000
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.170%	2,100,000	2,100,000
Total			6,485,000
Total Floating Rate Notes (Cost $6,485,000)			6,485,000

Municipal Bonds 96.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.4%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,552,930
Series 2011
01/01/2022	5.000%	1,000,000	1,017,580
Subordinated Series 2019A
01/01/2033	5.000%	7,030,000	8,950,596
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,055,710
01/01/2031	5.000%	750,000	791,025
Series 2014A
01/01/2034	5.000%	1,000,000	1,117,890
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Subordinated Series 2019B
01/01/2035	5.000%	2,295,000	2,859,432
01/01/2044	5.000%	5,000,000	6,071,550
01/01/2049	5.000%	5,000,000	6,028,450
Total			31,445,163
Assisted Living 1.0%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	3,200,000	2,919,008
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	328,621
11/01/2042	5.000%	1,250,000	1,262,037
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,405,850
Total			6,915,516
Charter Schools 4.6%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	2,000,000	2,045,660
07/01/2047	4.250%	1,000,000	1,022,810
07/01/2052	4.375%	2,255,000	2,316,494
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	527,160
07/01/2045	5.000%	2,070,000	2,154,021
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,626,420
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,720,230
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2050	5.375%	3,600,000	3,907,836
City of Minneapolis(d)
Revenue Bonds
Friendship Academy of the Arts
Series 2019
12/01/2052	5.250%	2,000,000	2,057,380
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis
Revenue Bonds
Northeast College Prep Project
Series 2020A
07/01/2040	5.000%	435,000	452,922
07/01/2055	5.000%	1,410,000	1,439,779
City of Spring Lake Park
Revenue Bonds
Academy for Higher Learning Project
Series 2019
06/15/2049	5.000%	1,000,000	1,036,360
06/15/2054	5.000%	1,000,000	1,033,370
City of Woodbury
Revenue Bonds
MSA Building Co.
Series 2012A
12/01/2032	5.000%	220,000	226,367
12/01/2043	5.000%	1,500,000	1,540,290
Duluth Housing & Redevelopment Authority
Refunding Revenue Bonds
Duluth Public Schools Academy
Series 2018
11/01/2038	5.000%	1,100,000	1,178,111
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	3,000,000	3,113,070
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	1,059,580
09/01/2047	4.125%	1,400,000	1,465,436
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	202,240
03/01/2043	4.625%	1,000,000	1,003,940
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	758,768
08/01/2046	4.250%	1,000,000	1,018,000
Total			32,906,244
Health Services 0.2%
City of Center City
Refunding Revenue Bonds
Hazelden Betty Ford Foundation
Series 2019
11/01/2041	4.000%	1,000,000	1,096,820
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2014
11/01/2044	5.000%	500,000	542,385
Total			1,639,205
Higher Education 8.7%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,281,011
12/01/2040	5.000%	1,350,000	1,480,396
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	579,850
03/01/2039	4.000%	500,000	577,285
03/01/2040	4.000%	1,000,000	1,152,280
03/01/2047	4.000%	2,500,000	2,847,150
College of St. Scholastica, Inc.
Series 2019
12/01/2040	4.000%	1,200,000	1,271,676
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,221,070
Macalester College
Series 2017
03/01/2029	5.000%	150,000	189,351
03/01/2030	5.000%	175,000	220,043
03/01/2042	4.000%	900,000	1,022,463
03/01/2048	4.000%	600,000	677,304
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	614,846
10/01/2038	4.000%	920,000	973,406
10/01/2045	5.000%	2,500,000	2,831,475
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	871,646
12/01/2032	5.000%	1,000,000	1,172,980
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,687,650
10/01/2035	4.000%	500,000	560,850
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	875,505
04/01/2039	4.000%	2,000,000	2,185,660
Series 2017A
10/01/2035	4.000%	800,000	900,720
10/01/2037	4.000%	750,000	839,558

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	6,000,000	6,020,940
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,028,410
College of St. Scholastica
Series 2012
12/01/2027	4.250%	350,000	368,151
12/01/2032	4.000%	350,000	361,393
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	431,150
10/01/2032	5.000%	645,000	748,471
10/01/2033	5.000%	350,000	404,838
10/01/2034	5.000%	380,000	438,794
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,527,825
10/01/2041	4.000%	1,000,000	1,123,470
10/01/2044	4.000%	2,750,000	3,066,855
University of Minnesota
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	4,043,100
Series 2016A
04/01/2033	5.000%	1,725,000	2,141,277
04/01/2034	5.000%	1,855,000	2,296,842
Series 2019A
04/01/2036	5.000%	1,300,000	1,699,698
04/01/2037	5.000%	2,000,000	2,606,300
04/01/2038	5.000%	4,945,000	6,425,780
Total			62,767,469
Hospital 20.1%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	496,580
05/01/2051	5.000%	1,500,000	1,455,045
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	420,432
04/01/2024	4.000%	745,000	782,615
04/01/2026	4.000%	500,000	522,920
04/01/2031	4.000%	1,450,000	1,498,880
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	11,341,365
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,136,390
09/01/2035	4.000%	1,500,000	1,605,705
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,620,440
11/15/2044	5.000%	6,475,000	7,348,931
Series 2018A
11/15/2033	5.000%	2,920,000	3,593,118
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2037	4.000%	4,000,000	4,515,360
11/15/2038	4.000%	2,630,000	2,961,012
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,982,692
04/01/2041	5.000%	675,000	776,304
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2035	5.000%	5,000,000	7,396,250
11/15/2036	5.000%	12,255,000	18,355,662
Revenue Bonds
Mayo Clinic
Series 2011C (Mandatory Put 11/15/21)
11/15/2038	4.500%	1,400,000	1,457,960
Olmsted Medical Center Project
Series 2010
07/01/2030	5.875%	1,950,000	1,956,689
Series 2013
07/01/2024	5.000%	300,000	334,716
07/01/2027	5.000%	245,000	271,284
07/01/2028	5.000%	225,000	248,780
07/01/2033	5.000%	650,000	711,321
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,110,740

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2037	4.000%	3,175,000	3,492,055
05/01/2046	5.000%	3,500,000	4,074,210
CentraCare Health
Series 2016A
05/01/2028	5.000%	1,745,000	2,118,587
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,611,946
Series 2019
05/01/2048	5.000%	5,000,000	6,140,050
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	769,185
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,936,756
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	4.250%	5,000,000	5,473,450
02/15/2048	4.250%	1,000,000	1,088,250
02/15/2048	5.000%	1,300,000	1,513,564
02/15/2058	5.000%	6,000,000	6,924,720
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	1,615,000	1,891,278
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2030	5.000%	1,825,000	2,232,212
11/15/2034	5.000%	1,900,000	2,284,579
11/15/2036	4.000%	1,200,000	1,345,140
11/15/2037	4.000%	600,000	670,854
11/15/2043	4.000%	3,000,000	3,306,570
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,462,270
07/01/2035	4.000%	10,630,000	11,581,172
Total			144,818,039
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 3.7%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2042	5.000%	1,500,000	1,591,635
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	277,657
12/01/2025	5.000%	400,000	441,984
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	293,377
10/01/2033	5.000%	250,000	293,490
Series 2014A
10/01/2035	5.000%	1,000,000	1,173,960
Revenue Bonds
Series 2016
10/01/2041	4.000%	1,000,000	1,121,850
10/01/2047	5.000%	500,000	604,180
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	255,562
01/01/2035	5.000%	170,000	206,392
01/01/2036	5.000%	180,000	217,867
01/01/2041	5.000%	400,000	478,872
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	373,844
01/01/2031	5.000%	460,000	504,859
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,203,000
01/01/2041	5.000%	2,550,000	3,035,188
01/01/2046	5.000%	2,000,000	2,367,920
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,233,360
Southern Minnesota Municipal Power Agency(e)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	9,525,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2036	5.000%	1,000,000	1,205,920
Total			26,406,417
Local Appropriation 3.0%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,951,311
Duluth Independent School District No. 709
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2027	5.000%	740,000	925,155
Goodhue County Education District No. 6051
Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,367,124
02/01/2034	5.000%	1,200,000	1,360,920
02/01/2039	5.000%	1,300,000	1,461,941
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,166,560
02/01/2042	4.000%	5,250,000	5,702,708
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2030	4.000%	450,000	506,475
05/01/2031	4.000%	450,000	502,830
St. Paul Independent School District No. 625
Certificate of Participation
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	619,040
02/01/2038	4.000%	1,000,000	1,198,540
02/01/2039	3.000%	565,000	621,082
Series 2020C
02/01/2040	2.500%	4,285,000	4,472,383
Total			21,856,069
Local General Obligation 23.0%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2045	3.000%	5,000,000	5,368,600
Series 2018A
02/01/2039	4.000%	8,905,000	10,254,820
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	11,388,090
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,432,959
Centennial Independent School District No. 12(e)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	878,827
02/01/2033	0.000%	750,000	511,590
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,763,716
City of Elk River
Unlimited General Obligation Bonds
Series 2019A
12/01/2042	3.000%	1,755,000	1,907,474
12/01/2044	3.000%	2,000,000	2,163,260
Dilworth Glyndon Felton Independent School District No. 2164
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	3.000%	1,025,000	1,094,526
02/01/2040	3.000%	1,000,000	1,064,010
02/01/2041	3.000%	1,230,000	1,306,272
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,732,515
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	3,257,460
Elk River Independent School District No. 728
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2034	2.000%	7,000,000	7,229,110
Hastings Independent School District No. 200(e)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	1,015,799
02/01/2033	0.000%	2,140,000	1,597,788

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	6,106,616
12/01/2038	5.000%	3,965,000	5,154,619
Lac Qui Parle Valley Independent School District No. 2853
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.500%	2,525,000	2,635,418
Litchfield Independent School District No. 465
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	3.000%	2,260,000	2,453,953
MACCRAY Independent School District No. 2180
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	2.250%	2,525,000	2,607,719
02/01/2039	2.250%	2,580,000	2,654,149
02/01/2040	2.375%	2,640,000	2,723,134
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	600,760
02/01/2031	5.000%	1,140,000	1,366,928
Maple River Independent School District No. 2135
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2050	4.000%	3,230,000	3,842,182
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,648,352
02/01/2040	3.000%	2,515,000	2,730,837
Minneapolis Special School District No. 1
Unlimited General Obligation Bonds
Long-Term Facilities Maintenance
Series 2017 (School District Credit Enhancement Program)
02/01/2031	5.000%	2,000,000	2,602,700
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,169,490
02/01/2031	4.000%	1,735,000	2,017,389
Moorhead Independent School District No. 152
Unlimited General Obligation Bonds
Series 2020A
02/01/2041	3.000%	10,600,000	11,481,072
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	7,375,419
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2032	4.000%	1,775,000	2,021,583
North St. Paul-Maplewood-Oakdale Independent School District No. 622
Unlimited General Obligation Bonds
Series 2019A
02/01/2042	3.000%	7,050,000	7,571,841
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,700,150
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	11,427,100
Russell Tyler Ruthton Independent School District No. 2902
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	2,189,031
02/01/2036	3.000%	1,000,000	1,113,750
02/01/2037	3.000%	1,035,000	1,144,286
Sartell-St. Stephen Independent School District No. 748(e)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,192,076
02/01/2033	0.000%	2,585,000	1,888,756
02/01/2034	0.000%	1,500,000	1,052,505
Sauk Rapids-Rice Independent School District No. 47
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.625%	2,250,000	2,367,968
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	480,488
02/01/2034	4.000%	325,000	346,479
Watertown-Mayer Independent School District No. 111(e)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2020A
02/01/2035	0.000%	2,420,000	1,809,240
02/01/2039	0.000%	2,175,000	1,409,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Worthington Independent School District No. 518
Unlimited General Obligation Bonds
Series 2020A
02/01/2035	3.000%	700,000	756,693
02/01/2036	3.000%	470,000	505,377
02/01/2037	3.000%	500,000	536,345
02/01/2038	3.000%	1,000,000	1,070,000
02/01/2039	3.000%	1,000,000	1,066,930
Total			165,787,486
Multi-Family 4.1%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,507,050
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,411,800
City of Minneapolis
Revenue Bonds
14th and Central Project
Series 2020A (FNMA)
02/01/2038	2.350%	10,000,000	10,375,900
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,206,790
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
848 Payne Ave. Apartments Green Bond
Series 2020
06/01/2038	2.330%	5,000,000	5,197,800
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,000,000	3,002,220
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,584,750
Total			29,286,310
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 0.3%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,163,290
12/01/2028	4.000%	950,000	1,101,743
Total			2,265,033
Nursing Home 2.0%
City of Chatfield
Refunding Revenue Bonds
Chosen Valley Care Center
Series 2019
09/01/2044	5.000%	500,000	466,205
09/01/2052	5.000%	1,500,000	1,354,215
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,502,052
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,443,100
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,026,380
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,148,184
05/01/2048	5.125%	6,250,000	5,759,687
Total			14,699,823
Other Bond Issue 0.5%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	112,136
06/01/2028	4.000%	170,000	188,986
06/01/2029	4.000%	165,000	181,922
06/01/2030	4.000%	125,000	136,586
06/01/2031	4.000%	100,000	108,271

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	504,115
08/01/2033	3.000%	500,000	502,320
08/01/2034	3.125%	850,000	857,548
08/01/2035	3.125%	800,000	805,064
Total			3,396,948
Other Utility 1.0%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	1,018,771
10/01/2032	4.000%	800,000	923,800
10/01/2033	4.000%	655,000	753,984
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012
08/01/2028	5.450%	250,000	261,708
08/01/2036	5.700%	1,250,000	1,303,662
Series 2017-4
10/01/2040	4.000%	1,000,000	1,126,000
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,547,993
Total			6,935,918
Pool / Bond Bank 0.1%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,019,140
Prep School 0.3%
County of Rice(d)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,435,000	2,494,682
Refunded / Escrowed 5.3%
County of Otter Tail(c)
Prerefunded 05/01/21 Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011
11/01/2030	5.000%	2,010,000	2,078,239
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hermantown Independent School District No. 700
Prerefunded 02/02/24 Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	5,524,043
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,601,400
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	3,109,175
11/15/2044	5.000%	1,000,000	1,243,670
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,153,670
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,066,220
10/01/2040	6.000%	2,000,000	2,132,440
Prerefunded 10/01/22 Revenue Bonds
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	358,430
10/01/2026	5.000%	280,000	308,801
10/01/2027	5.000%	200,000	220,572
10/01/2032	5.000%	700,000	772,002
University of Minnesota
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.250%	5,000,000	5,082,650
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,364,928
Western Minnesota Municipal Power Agency
Prerefunded 01/01/24 Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,161,480
01/01/2046	5.000%	4,025,000	4,674,957
Worthington Independent School District No. 518
Prerefunded 02/01/26 Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,641,753
Total			38,494,430

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 4.3%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,489,050
City of Apple Valley
Refunding Revenue Bonds
Apple Vally Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	3,008,010
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,261,750
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	1,200,975
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	957,700
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,034,800
10/01/2047	5.000%	2,000,000	2,102,540
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,377,420
08/01/2053	5.000%	600,000	533,796
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	2,289,840
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	1,869,700
09/01/2042	5.000%	875,000	875,481
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,417,335
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	280,255
09/01/2037	4.250%	300,000	305,157
09/01/2042	5.000%	1,000,000	1,035,330
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2054	5.000%	1,625,000	1,691,479
Dakota County Community Development Agency(d)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,511,565
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,029,180
Total			31,271,363
Sales Tax 0.2%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,474,788
Single Family 3.1%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	400,000	405,216
Minnesota Housing Finance Agency(c)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA)
01/01/2030	3.300%	425,000	478,223
Series 2018A (GNMA)
07/01/2032	3.625%	1,210,000	1,273,658
Residential Housing Finance
Series 2017A
07/01/2030	3.200%	1,260,000	1,283,751

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Residential Housing Finance
Series 2019B (GNMA)
07/01/2033	3.300%	775,000	866,806
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	1,670,726	1,745,742
06/01/2049	3.150%	1,840,722	1,926,537
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	4,571,413	4,755,595
Series 2019F
07/01/2044	2.750%	3,200,000	3,316,576
Series 2020B (GNMA)
01/01/2044	2.800%	4,275,000	4,473,403
Series 2020E (GNMA)
07/01/2044	2.700%	1,750,000	1,814,452
Total			22,339,959
State Appropriated 4.2%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,360,100
03/01/2028	5.000%	3,000,000	3,210,660
03/01/2029	5.000%	4,250,000	4,545,630
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,800,945
University of Minnesota
Refunding Revenue Bonds
State Supported Stadium Debt
Series 2015
08/01/2027	5.000%	1,185,000	1,421,644
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,642,800
Total			29,981,779
State General Obligation 2.3%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2031	5.000%	5,000,000	6,632,100
08/01/2033	5.000%	7,500,000	9,839,400
Total			16,471,500
Student Loan 0.4%
Minnesota Office of Higher Education(c)
Refunding Revenue Bonds
Series 2020
11/01/2038	2.650%	2,500,000	2,518,225
Total Municipal Bonds (Cost $658,760,182)			697,191,506

Money Market Funds 1.2%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.034%(f)	265,519	265,493
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.117%(f)	8,699,011	8,699,011
Total Money Market Funds (Cost $8,964,530)		8,964,504
Total Investments in Securities (Cost: $674,209,712)		712,641,010
Other Assets & Liabilities, Net		7,771,908
Net Assets		720,412,918

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2020.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $6,063,627, which represents 0.84% of total net assets.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at July 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Abbreviation Legend
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	6,485,000	—	6,485,000
Municipal Bonds	—	697,191,506	—	697,191,506
Money Market Funds	8,964,504	—	—	8,964,504
Total Investments in Securities	8,964,504	703,676,506	—	712,641,010
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $674,209,712)	$712,641,010
Receivable for:
Investments sold	30,091
Capital shares sold	2,797,428
Interest	7,971,586
Prepaid expenses	5,735
Total assets	723,445,850
Liabilities
Due to custodian	9,361
Payable for:
Capital shares purchased	1,451,387
Distributions to shareholders	1,450,264
Management services fees	8,856
Distribution and/or service fees	4,470
Transfer agent fees	25,782
Compensation of board members	55,920
Other expenses	26,892
Total liabilities	3,032,932
Net assets applicable to outstanding capital stock	$720,412,918
Represented by
Paid in capital	682,215,752
Total distributable earnings (loss)	38,197,166
Total - representing net assets applicable to outstanding capital stock	$720,412,918
Class A
Net assets	$421,456,871
Shares outstanding	74,716,085
Net asset value per share	$5.64
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.81
Advisor Class
Net assets	$13,937,972
Shares outstanding	2,471,908
Net asset value per share	$5.64
Class C
Net assets	$58,884,760
Shares outstanding	10,438,936
Net asset value per share	$5.64
Institutional Class
Net assets	$208,340,243
Shares outstanding	36,964,648
Net asset value per share	$5.64
Institutional 2 Class
Net assets	$5,518,574
Shares outstanding	979,688
Net asset value per share	$5.63
Institutional 3 Class
Net assets	$12,274,498
Shares outstanding	2,174,600
Net asset value per share	$5.64
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	19

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$50,281
Interest	22,501,209
Total income	22,551,490
Expenses:
Management services fees	3,134,173
Distribution and/or service fees
Class A	1,052,595
Class C	582,933
Transfer agent fees
Class A	210,640
Advisor Class	6,737
Class C	29,165
Institutional Class	91,989
Institutional 2 Class	2,703
Institutional 3 Class	943
Compensation of board members	20,539
Custodian fees	4,734
Printing and postage fees	33,655
Registration fees	20,861
Audit fees	29,500
Legal fees	15,248
Compensation of chief compliance officer	145
Other	18,580
Total expenses	5,255,140
Expense reduction	(40)
Total net expenses	5,255,100
Net investment income	17,296,390
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,403,175
Futures contracts	(48,555)
Net realized gain	2,354,620
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,692,630
Net change in unrealized appreciation (depreciation)	7,692,630
Net realized and unrealized gain	10,047,250
Net increase in net assets resulting from operations	$27,343,640
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$17,296,390	$17,776,851
Net realized gain (loss)	2,354,620	(1,381,809)
Net change in unrealized appreciation (depreciation)	7,692,630	22,285,778
Net increase in net assets resulting from operations	27,343,640	38,680,820
Distributions to shareholders
Net investment income and net realized gains
Class A	(10,470,744)	(11,872,720)
Advisor Class	(368,283)	(332,324)
Class C	(1,012,289)	(1,335,328)
Institutional Class	(5,023,021)	(4,232,545)
Institutional 2 Class	(120,709)	(76,545)
Institutional 3 Class	(301,310)	(253,506)
Total distributions to shareholders	(17,296,356)	(18,102,968)
Increase in net assets from capital stock activity	56,701,117	30,236,893
Total increase in net assets	66,748,401	50,814,745
Net assets at beginning of year	653,664,517	602,849,772
Net assets at end of year	$720,412,918	$653,664,517
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,507,218	58,423,876	10,552,153	56,904,871
Distributions reinvested	1,860,419	10,350,093	2,176,016	11,739,090
Redemptions	(12,213,229)	(67,324,328)	(13,160,494)	(70,466,387)
Net increase (decrease)	154,408	1,449,641	(432,325)	(1,822,426)
Advisor Class
Subscriptions	1,036,736	5,768,723	1,465,567	7,824,507
Distributions reinvested	65,323	363,421	61,257	330,903
Redemptions	(828,662)	(4,459,568)	(714,638)	(3,823,263)
Net increase	273,397	1,672,576	812,186	4,332,147
Class C
Subscriptions	1,871,631	10,444,491	1,358,894	7,331,292
Distributions reinvested	176,387	981,164	241,769	1,303,272
Redemptions	(2,163,729)	(11,978,271)	(2,901,445)	(15,580,787)
Net decrease	(115,711)	(552,616)	(1,300,782)	(6,946,223)
Institutional Class
Subscriptions	15,716,810	86,799,650	14,793,022	79,473,438
Distributions reinvested	881,289	4,897,388	761,919	4,110,647
Redemptions	(7,863,845)	(43,162,104)	(9,522,455)	(50,871,755)
Net increase	8,734,254	48,534,934	6,032,486	32,712,330
Institutional 2 Class
Subscriptions	874,394	4,866,619	324,735	1,753,413
Distributions reinvested	21,698	120,427	14,167	76,220
Redemptions	(400,155)	(2,130,126)	(308,915)	(1,652,559)
Net increase	495,937	2,856,920	29,987	177,074
Institutional 3 Class
Subscriptions	746,783	4,156,437	778,610	4,206,415
Distributions reinvested	54,095	301,024	46,835	253,117
Redemptions	(315,390)	(1,717,799)	(501,572)	(2,675,541)
Net increase	485,488	2,739,662	323,873	1,783,991
Total net increase	10,027,773	56,701,117	5,465,425	30,236,893
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

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Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$5.55	0.14	0.09	0.23	(0.14)	—	(0.14)
Year Ended 7/31/2019	$5.37	0.16	0.18	0.34	(0.16)	—	(0.16)
Year Ended 7/31/2018	$5.50	0.16	(0.11)	0.05	(0.16)	(0.02)	(0.18)
Year Ended 7/31/2017	$5.68	0.17	(0.18)	(0.01)	(0.17)	(0.00)(d)	(0.17)
Year Ended 7/31/2016	$5.52	0.19	0.16	0.35	(0.19)	—	(0.19)
Advisor Class
Year Ended 7/31/2020	$5.55	0.15	0.09	0.24	(0.15)	—	(0.15)
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00)(d)	(0.18)
Year Ended 7/31/2016	$5.51	0.20	0.17	0.37	(0.20)	—	(0.20)
Class C
Year Ended 7/31/2020	$5.55	0.10	0.09	0.19	(0.10)	—	(0.10)
Year Ended 7/31/2019	$5.37	0.12	0.18	0.30	(0.12)	—	(0.12)
Year Ended 7/31/2018	$5.50	0.12	(0.11)	0.01	(0.12)	(0.02)	(0.14)
Year Ended 7/31/2017	$5.68	0.12	(0.18)	(0.06)	(0.12)	(0.00)(d)	(0.12)
Year Ended 7/31/2016	$5.52	0.14	0.16	0.30	(0.14)	—	(0.14)
Institutional Class
Year Ended 7/31/2020	$5.55	0.15	0.09	0.24	(0.15)	—	(0.15)
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00)(d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.16	0.36	(0.20)	—	(0.20)
Institutional 2 Class
Year Ended 7/31/2020	$5.55	0.15	0.08	0.23	(0.15)	—	(0.15)
Year Ended 7/31/2019	$5.36	0.17	0.19	0.36	(0.17)	—	(0.17)
Year Ended 7/31/2018	$5.49	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.67	0.18	(0.18)	0.00	(0.18)	(0.00)(d)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.15	0.35	(0.20)	—	(0.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$5.64	4.17%	0.77%	0.77%(c)	2.49%	25%	$421,457
Year Ended 7/31/2019	$5.55	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Year Ended 7/31/2018	$5.37	0.98%	0.78%	0.78%(c)	2.90%	17%	$402,818
Year Ended 7/31/2017	$5.50	(0.20%)	0.79%	0.79%(c)	2.99%	19%	$422,118
Year Ended 7/31/2016	$5.68	6.38%	0.81%	0.81%(c)	3.35%	8%	$475,734
Advisor Class
Year Ended 7/31/2020	$5.64	4.44%	0.52%	0.52%(c)	2.74%	25%	$13,938
Year Ended 7/31/2019	$5.55	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Year Ended 7/31/2018	$5.37	1.23%	0.54%	0.54%(c)	3.16%	17%	$7,443
Year Ended 7/31/2017	$5.50	0.05%	0.54%	0.54%(c)	3.24%	19%	$4,228
Year Ended 7/31/2016	$5.68	6.84%	0.56%	0.56%(c)	3.55%	8%	$5,156
Class C
Year Ended 7/31/2020	$5.64	3.40%	1.53%	1.53%(c)	1.74%	25%	$58,885
Year Ended 7/31/2019	$5.55	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Year Ended 7/31/2018	$5.37	0.22%	1.53%	1.53%(c)	2.14%	17%	$63,680
Year Ended 7/31/2017	$5.50	(0.95%)	1.54%	1.54%(c)	2.24%	19%	$73,206
Year Ended 7/31/2016	$5.68	5.59%	1.56%	1.56%(c)	2.58%	8%	$70,213
Institutional Class
Year Ended 7/31/2020	$5.64	4.44%	0.52%	0.52%(c)	2.74%	25%	$208,340
Year Ended 7/31/2019	$5.55	6.76%	0.53%	0.53%	3.19%	18%	$156,662
Year Ended 7/31/2018	$5.37	1.23%	0.53%	0.53%(c)	3.15%	17%	$119,138
Year Ended 7/31/2017	$5.50	0.05%	0.55%	0.55%(c)	3.23%	19%	$107,860
Year Ended 7/31/2016	$5.68	6.65%	0.56%	0.56%(c)	3.56%	8%	$26,415
Institutional 2 Class
Year Ended 7/31/2020	$5.63	4.24%	0.54%	0.54%	2.72%	25%	$5,519
Year Ended 7/31/2019	$5.55	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Year Ended 7/31/2018	$5.36	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$5.49	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Year Ended 7/31/2016	$5.67	6.48%	0.55%	0.55%	3.55%	8%	$453
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$5.56	0.15	0.08	0.23	(0.15)	—	(0.15)
Year Ended 7/31/2019	$5.38	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.51	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017(e)	$5.41	0.07	0.10(f)	0.17	(0.07)	—	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$5.64	4.29%	0.48%	0.48%	2.77%	25%	$12,274
Year Ended 7/31/2019	$5.56	6.80%	0.49%	0.49%	3.24%	18%	$9,387
Year Ended 7/31/2018	$5.38	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(e)	$5.51	3.20%	0.53%(g)	0.53%(g)	3.17%(g)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	27

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(48,555)
30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	223,017

*	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.45% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $478,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	382,088
Class C	—	1.00(b)	4,163

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2020
Class A	0.85%
Advisor Class	0.60
Class C	1.60
Institutional Class	0.60
Institutional 2 Class	0.61
Institutional 3 Class	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020				Year Ended July 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
302	17,296,054	—	17,296,356	—	18,102,968	—	18,102,968
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
370,809	1,478,954	49,172	—	37,803,627
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
674,837,383	41,048,575	(3,244,948)	37,803,627
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $217,530,139 and $169,693,531, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
July 31, 2020
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
July 31, 2020
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 67.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split occurred with the close of business on September 11, 2020.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Minnesota Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Exempt- interest dividends
$51,631	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested director affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	45

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2020

Approval of Management Agreement  (continued)

Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2020	47

Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN199_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Government Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Government Money Market Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for reporting periods ended on or before April 30, 2019 on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtainedwithout charge, upon request, by calling 800.345.6611. The Fund’s portfolio holdings are filed with the SEC monthly on FormN-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge,upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended July 31, 2020)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.90	0.74	0.38
Class C	06/26/00	0.90	0.74	0.38
Institutional Class	04/30/10	0.90	0.75	0.38
Institutional 2 Class	12/11/06	1.00	0.86	0.44
Institutional 3 Class*	03/01/17	1.04	0.88	0.44
Class R	08/03/09	0.90	0.75	0.38
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Government Money Market Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at July 31, 2020)
Repurchase Agreements	16.0
Treasury Bills	33.9
U.S. Government & Agency Obligations	46.5
U.S. Treasury Obligations	3.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.50	1,023.42	1.44	1.46	0.29
Class C	1,000.00	1,000.00	1,001.50	1,023.57	1.29	1.31	0.26
Institutional Class	1,000.00	1,000.00	1,001.50	1,023.42	1.44	1.46	0.29
Institutional 2 Class	1,000.00	1,000.00	1,001.80	1,023.72	1.14	1.16	0.23
Institutional 3 Class	1,000.00	1,000.00	1,001.90	1,023.77	1.10	1.11	0.22
Class R	1,000.00	1,000.00	1,001.50	1,023.47	1.39	1.41	0.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended July 31, 2020, the annualized expense ratios would have been 0.44% for Class A, 0.44% for Class C, 0.44% for Institutional Class, 0.34% for Institutional 2 Class, 0.29% for Institutional 3 Class and 0.44% for Class R. The actual expenses paid would have been $2.19 for Class A, $2.19 for Class C, $2.19 for Institutional Class, $1.69 for Institutional 2 Class, $1.44 for Institutional 3 Class and $2.19 for Class R; the hypothetical expenses paid would have been $2.21 for Class A, $2.21 for Class C, $2.21 for Institutional Class, $1.71 for Institutional Class 2, $1.46 for Institutional 3 Class and $2.21 for Class R.
Columbia Government Money Market Fund | Annual Report 2020	5

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 15.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 07/31/2020, matures 08/03/2020,
repurchase price $30,000,200 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,060)
	0.080%	30,000,000	30,000,000
Tri-party Royal Bank of Canada
dated 07/31/2020, matures 08/03/2020,
repurchase price $30,000,200 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,148)
	0.080%	30,000,000	30,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2020, matures 08/03/2020,
repurchase price $30,000,200 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,072)
	0.080%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $90,000,000)			90,000,000

Treasury Bills 32.8%

United States 32.8%
U.S. Cash Management Bills
11/03/2020	0.170%	7,000,000	6,996,893
U.S. Treasury Bills
08/04/2020	0.090%	13,000,000	12,999,874
08/06/2020	0.320%	7,000,000	6,999,637
08/11/2020	0.100%	13,000,000	12,999,612
08/13/2020	0.140%	11,000,000	10,999,450
08/18/2020	0.110%	6,000,000	5,999,674
08/20/2020	0.220%	12,000,000	11,998,572
08/27/2020	0.130%	13,000,000	12,998,728
09/01/2020	0.120%	11,000,000	10,998,844
09/03/2020	0.390%	2,000,000	1,999,274
09/08/2020	0.120%	13,000,000	12,998,374
09/10/2020	0.360%	9,000,000	8,996,375
09/15/2020	0.110%	12,000,000	11,998,388
10/08/2020	0.140%	3,000,000	2,999,199
10/13/2020	0.090%	12,000,000	11,997,907
10/29/2020	0.150%	18,000,000	17,993,525
11/19/2020	0.120%	8,000,000	7,997,179
12/03/2020	0.100%	7,000,000	6,997,613
12/10/2020	0.130%	14,000,000	13,993,224
Total			190,962,342
Total Treasury Bills (Cost $190,962,342)			190,962,342

U.S. Government & Agency Obligations 45.0%

Federal Agricultural Mortgage Corp. Discount Notes
09/28/2020	0.160%	12,000,000	11,996,810
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Farm Credit Banks(a)
SOFR + 0.080% 06/10/2021	0.180%	3,000,000	3,000,000
1-month USD LIBOR + 0.005% 06/25/2021	0.180%	6,000,000	6,000,000
Federal Farm Credit Banks Discount Notes
08/03/2020	0.090%	7,000,000	6,999,949
Federal Home Loan Banks(a)
SOFR + 0.050% 01/28/2021	0.150%	4,000,000	4,000,000
SOFR + 0.075% 07/08/2021	0.170%	3,000,000	3,000,000
SOFR + 0.140% 08/18/2021	0.240%	6,000,000	6,000,000
Federal Home Loan Banks Discount Notes
08/03/2020	0.070%	18,000,000	17,999,890
08/19/2020	0.080%	5,000,000	4,999,800
09/16/2020	0.170%	13,000,000	12,997,176
09/17/2020	0.090%	9,000,000	8,998,943
10/21/2020	0.120%	11,000,000	10,997,154
10/26/2020	0.160%	12,000,000	11,995,413
11/23/2020	0.160%	8,000,000	7,995,947
12/01/2020	0.110%	12,000,000	11,995,730
01/20/2021	0.130%	11,000,000	10,993,168
Federal Home Loan Mortgage Corp.(a)
SOFR + 0.400% 10/21/2021	0.500%	7,000,000	7,000,000
SOFR + 0.160% 12/08/2021	0.260%	6,000,000	6,000,000
SOFR + 0.180% 12/15/2021	0.280%	6,000,000	6,000,000
Federal Home Loan Mortgage Corp. Discount Notes
08/19/2020	0.160%	20,000,000	19,998,340
08/21/2020	0.140%	15,000,000	14,998,833
09/17/2020	0.130%	24,000,000	23,995,927
10/19/2020	0.150%	12,000,000	11,996,182
Federal National Mortgage Association Discount Notes
08/13/2020	0.170%	15,000,000	14,999,100
09/09/2020	0.150%	14,000,000	13,997,679
09/23/2020	0.140%	3,250,000	3,249,306
Total U.S. Government & Agency Obligations (Cost $262,205,347)			262,205,347

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
U.S. Treasury Obligations 3.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + 0.045% 10/31/2020	0.150%	3,000,000	2,999,361
3-month U.S. Treasury Index + 0.115% 01/31/2021	0.220%	8,000,000	7,998,893
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.325%	3,000,000	2,997,914
3-month U.S. Treasury Index + 0.154% 01/31/2022	0.259%	6,500,000	6,500,388
Total U.S. Treasury Obligations (Cost $20,496,556)			20,496,556
Total Investments in Securities (Cost: $563,664,245)	563,664,245
Other Assets & Liabilities, Net	19,230,880
Net Assets	582,895,125

Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of July 31, 2020.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	90,000,000	—	90,000,000
Treasury Bills	—	190,962,342	—	190,962,342
U.S. Government & Agency Obligations	—	262,205,347	—	262,205,347
U.S. Treasury Obligations	—	20,496,556	—	20,496,556
Total Investments in Securities	—	563,664,245	—	563,664,245
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $473,664,245)	$473,664,245
Repurchase agreements (cost $90,000,000)	90,000,000
Cash	17,992,420
Receivable for:
Capital shares sold	2,170,581
Interest	9,821
Expense reimbursement due from Investment Manager	6,835
Prepaid expenses	5,247
Other assets	3,719
Total assets	583,852,868
Liabilities
Payable for:
Capital shares purchased	664,918
Distributions to shareholders	4,836
Management services fees	6,181
Transfer agent fees	60,565
Compensation of board members	157,170
Other expenses	64,073
Total liabilities	957,743
Net assets applicable to outstanding capital stock	$582,895,125
Represented by
Paid in capital	583,056,386
Total distributable earnings (loss)	(161,261)
Total - representing net assets applicable to outstanding capital stock	$582,895,125
Class A
Net assets	$395,639,613
Shares outstanding	395,531,060
Net asset value per share	$1.00
Class C
Net assets	$16,598,283
Shares outstanding	16,599,697
Net asset value per share	$1.00
Institutional Class
Net assets	$94,457,521
Shares outstanding	94,477,601
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$8,354,149
Shares outstanding	8,352,913
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$63,239,470
Shares outstanding	63,249,468
Net asset value per share	$1.00
Class R
Net assets	$4,606,089
Shares outstanding	4,605,441
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2020	9

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Interest	$6,564,693
Total income	6,564,693
Expenses:
Management services fees	2,155,703
Transfer agent fees
Class A	683,653
Class C	18,969
Institutional Class	144,385
Institutional 2 Class	5,543
Institutional 3 Class	6,400
Class R	5,462
Compensation of board members	21,377
Custodian fees	8,475
Printing and postage fees	138,917
Registration fees	114,528
Audit fees	29,500
Legal fees	13,515
Compensation of chief compliance officer	110
Other	16,618
Total expenses	3,363,155
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,322,199)
Expense reduction	(3,354)
Total net expenses	2,037,602
Net investment income	4,527,091
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	748
Net realized gain	748
Net realized and unrealized gain	748
Net increase in net assets resulting from operations	$4,527,839
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$4,527,091	$11,049,563
Net realized gain	748	166,953
Net increase in net assets resulting from operations	4,527,839	11,216,516
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,336,769)	(7,550,968)
Class C	(68,845)	(156,673)
Institutional Class	(647,950)	(1,433,092)
Institutional 2 Class	(82,084)	(458,443)
Institutional 3 Class	(707,650)	(1,259,864)
Class R	(24,176)	(67,647)
Class T	—	(120)
Total distributions to shareholders	(4,867,474)	(10,926,807)
Increase (decrease) in net assets from capital stock activity	49,402,791	(17,081,808)
Total increase (decrease) in net assets	49,063,156	(16,792,099)
Net assets at beginning of year	533,831,969	550,624,068
Net assets at end of year	$582,895,125	$533,831,969
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2020	11

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	163,239,698	163,239,698	117,585,935	117,585,934
Distributions reinvested	3,269,814	3,269,814	7,416,717	7,416,717
Redemptions	(150,935,361)	(150,940,624)	(178,229,763)	(178,226,142)
Net increase (decrease)	15,574,151	15,568,888	(53,227,111)	(53,223,491)
Class C
Subscriptions	21,056,518	21,056,519	10,067,517	10,067,518
Distributions reinvested	66,042	66,042	148,402	148,402
Redemptions	(12,060,461)	(12,060,076)	(9,721,655)	(9,721,338)
Net increase	9,062,099	9,062,485	494,264	494,582
Institutional Class
Subscriptions	91,204,952	91,204,953	55,944,902	55,944,902
Distributions reinvested	632,225	632,225	1,380,047	1,380,047
Redemptions	(66,665,097)	(66,665,097)	(82,273,160)	(82,269,116)
Net increase (decrease)	25,172,080	25,172,081	(24,948,211)	(24,944,167)
Institutional 2 Class
Subscriptions	29,569,807	29,569,807	57,740,579	57,740,579
Distributions reinvested	82,082	82,082	432,139	432,139
Redemptions	(25,969,679)	(25,965,876)	(55,420,639)	(55,429,676)
Net increase	3,682,210	3,686,013	2,752,079	2,743,042
Institutional 3 Class
Subscriptions	39,659,631	39,659,631	79,471,937	79,471,936
Distributions reinvested	707,419	707,419	1,259,653	1,259,653
Redemptions	(46,146,321)	(46,144,919)	(22,014,626)	(22,014,626)
Net increase (decrease)	(5,779,271)	(5,777,869)	58,716,964	58,716,963
Class R
Subscriptions	5,109,915	5,109,915	5,363,964	5,363,963
Distributions reinvested	24,088	24,088	65,961	65,961
Redemptions	(3,442,482)	(3,442,810)	(6,279,855)	(6,278,804)
Net increase (decrease)	1,691,521	1,691,193	(849,930)	(848,880)
Class T
Distributions reinvested	—	—	52	52
Redemptions	—	—	(19,911)	(19,909)
Net decrease	—	—	(19,859)	(19,857)
Total net increase (decrease)	49,402,790	49,402,791	(17,081,804)	(17,081,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2020

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Columbia Government Money Market Fund | Annual Report 2020	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class C
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional Class
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 2 Class
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 3 Class
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(d)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.39%(c)	0.82%	$395,640
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(c)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52%(c)	0.03%	$631,833
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(c)	0.01%	$1,329,247
Class C
Year Ended 7/31/2020	$1.00	0.90%	0.62%	0.34%(c)	0.58%	$16,598
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(c)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52%(c)	0.05%	$17,463
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(c)	0.01%	$24,137
Institutional Class
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c)	0.74%	$94,458
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(c)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52%(c)	0.06%	$114,998
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.32%(c)	0.01%	$163,069
Institutional 2 Class
Year Ended 7/31/2020	$1.00	1.00%	0.51%	0.29%	0.82%	$8,354
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Year Ended 7/31/2016	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
Institutional 3 Class
Year Ended 7/31/2020	$1.00	1.04%	0.46%	0.26%	0.97%	$63,239
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(d)	$1.00	0.21%	0.45%(e)	0.33%(e)	0.55%(e)	$664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2020	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Government Money Market Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c)	0.72%	$4,606
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(c)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52%(c)	0.08%	$5,184
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.30%(c)	0.01%	$5,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2020	17

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
18	Columbia Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2020:
	RBC Dominion Securities ($)	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	30,000,000	30,000,000	30,000,000	90,000,000
Total financial and derivative net assets	30,000,000	30,000,000	30,000,000	90,000,000
Total collateral received (pledged) (a)	30,000,000	30,000,000	30,000,000	90,000,000
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Government Money Market Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
July 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
20	Columbia Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class C	0.17
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,354.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the year ended July 31, 2020, the Fund did not pay fees for Class A, Class C and Class R shares. The contractual fee suspension on Class A, Class C and Class R shares is effective through November 30, 2020.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $375,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or Contingent Deferred Sales Charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below. These CDSCs are from the sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	4,913
Class C	—	—	1,385
The Fund’s other share classes are not subject to sales charges.
Columbia Government Money Market Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.58%	0.60%
Class C	1.23	1.25
Institutional Class	0.48	0.50
Institutional 2 Class	0.34	0.36
Institutional 3 Class	0.29	0.31
Class R	0.98	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, distribution reclassifications and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
64,519	(72)	(64,447)
22	Columbia Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,867,474	—	4,867,474	10,926,807	—	10,926,807
At July 31, 2020, the cost of all investments for federal income tax purposes was $563,664,245. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2020.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Columbia Government Money Market Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
July 31, 2020
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
24	Columbia Government Money Market Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 51.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory
Columbia Government Money Market Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Government Money Market Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Government Money Market Fund | Annual Report 2020	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
28	Columbia Government Money Market Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Government Money Market Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
30	Columbia Government Money Market Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Government Money Market Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees
32	Columbia Government Money Market Fund | Annual Report 2020

Approval of Management Agreement  (continued)

(Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided). The Board also considered the significant voluntary waivers by management to support the Fund’s positive yield in a low interest environment.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Columbia Government Money Market Fund | Annual Report 2020	33

Approval of Management Agreement  (continued)

Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the percentage ranking of the Fund among its comparison group, and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
34	Columbia Government Money Market Fund | Annual Report 2020

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN200_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Short-Term Cash Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for reporting periods ended on or before April 30, 2019 on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611. The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund  |  Annual Report 2020

Fund at a Glance
Portfolio management
John McColley
Portfolio breakdown (%) (at July 31, 2020)
Asset-Backed Commercial Paper	3.2
Asset-Backed Securities — Non-Agency(a)	4.8
Certificates of Deposit	10.7
Commercial Paper	17.6
Repurchase Agreements	3.9
Treasury Bills	25.8
U.S. Government & Agency Obligations	30.7
U.S. Treasury Obligations	3.3
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2020	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,003.60	1,024.86	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
4	Columbia Short-Term Cash Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 3.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/03/2020	0.100%	75,000,000	74,999,375
08/06/2020	0.160%	20,000,000	19,999,460
09/25/2020	0.210%	45,000,000	44,985,825
10/01/2020	0.210%	30,000,000	29,989,290
10/02/2020	0.210%	117,750,000	117,707,139
10/05/2020	0.210%	50,000,000	49,980,700
10/14/2020	0.220%	30,000,000	29,986,410
10/20/2020	0.230%	25,000,000	24,987,500
10/23/2020	0.230%	50,000,000	49,973,750
Total Asset-Backed Commercial Paper (Cost $442,640,512)			442,609,449

Asset-Backed Securities — Non-Agency 4.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust(a)
Series 2020-A Class A1
02/16/2021	1.685%	22,164,974	22,220,597
Capital One Prime Auto Receivables Trust
Series 2020-1 Class A1
02/16/2021	1.637%	7,142,628	7,145,523
CarMax Auto Owner Trust
Series 2020-1 Class A1
01/15/2021	1.776%	7,928,885	7,936,042
Series 2020-2 Class A1
05/17/2021	1.252%	24,039,117	24,068,240
Series 2020-3 Class A1
07/15/2021	0.277%	68,000,000	68,006,460
Dell Equipment Finance Trust(a)
Series 2020-1 Class A1
05/21/2021	1.983%	48,241,775	48,348,370
Enterprise Fleet Financing(a)
Series 2019-3 Class A1
11/20/2020	1.973%	5,987,973	5,992,609
Series 2020-1 Class A1
02/22/2021	1.690%	23,147,442	23,170,405
Ford Credit Auto Lease Trust
Series 2020-B Class A1
08/15/2021	0.276%	63,000,000	63,002,381
GM Financial Automobile Leasing Trust
Series 2020-2 Class A1
06/21/2021	0.280%	24,697,510	24,697,174
GreatAmerica Leasing Receivables Funding LLC(a)
Series 2020-1 Class A1
02/15/2021	1.691%	11,681,989	11,700,987
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HPEFS Equipment Trust(a)
Series 2020-1A Class A1
03/09/2021	1.683%	30,561,198	30,620,420
Series 2020-2A Class A1
07/20/2021	0.428%	115,000,000	115,025,852
Hyundai Auto Lease Securitization Trust(a)
Series 2020-A Class A1
01/15/2021	1.775%	3,608,533	3,610,683
Hyundai Auto Receivables Trust
Series 2020-A Class A1
05/17/2021	1.198%	13,123,316	13,139,914
Series 2020-B Class A1
07/15/2021	0.271%	78,000,000	78,005,873
Kubota Credit Owner Trust(a)
Series 2020-1A Class A1
05/17/2021	1.500%	7,176,148	7,178,179
Series 2020-2A Class A1
08/16/2021	0.269%	15,000,000	14,997,435
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A1
07/15/2021	0.263%	50,870,202	50,871,255
Nissan Auto Lease Trust
Series 2020-A Class A1
02/16/2021	1.722%	7,361,724	7,364,502
Santander Retail Auto Lease Trust(a)
Series 2020-A Class A1
02/22/2021	1.657%	6,709,712	6,713,306
World Omni Auto Receivables Trust
Series 2020-B Class A1
07/15/2021	0.268%	40,363,548	40,363,919
Total Asset-Backed Securities — Non-Agency (Cost $673,806,152)			674,180,126

Certificates of Deposit 10.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/03/2020	0.080%	350,000,000	350,000,000
Bank of Montreal
08/04/2020	0.170%	280,000,000	279,998,320
08/07/2020	0.170%	50,000,000	49,999,500
10/08/2020	0.250%	100,000,000	99,994,200
BNP Paribas SA
08/03/2020	0.060%	244,700,000	244,700,000
Canadian Imperial Bank of Commerce
08/03/2020	0.090%	125,000,000	125,000,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2020	5

Portfolio of Investments  (continued)
July 31, 2020
Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Cooperatieve Rabobank UA
08/03/2020	0.100%	291,000,000	290,999,758
Toronto-Dominion Bank (The)
08/31/2020	0.190%	52,000,000	51,999,116
Total Certificates of Deposit (Cost $1,492,700,000)			1,492,690,894

Commercial Paper 17.2%

Banking 4.7%
Royal Bank of Canada(a)
09/04/2020	0.160%	100,000,000	99,984,700
10/16/2020	0.180%	100,000,000	99,962,200
Toronto-Dominion Bank (The)(a)
08/19/2020	0.160%	100,000,000	99,991,500
10/14/2020	0.190%	75,000,000	74,970,300
10/15/2020	0.190%	100,000,000	99,959,800
10/27/2020	0.180%	100,000,000	99,956,000
Westpac Banking Corp.(a)
08/03/2020	0.160%	38,925,000	38,924,494
08/14/2020	0.120%	50,000,000	49,997,721
Total			663,746,715
Consumer Products 2.4%
Procter & Gamble Co. (The)(a)
09/21/2020	0.190%	50,000,000	49,986,450
10/02/2020	0.200%	25,000,000	24,991,475
10/05/2020	0.200%	100,000,000	99,963,900
10/13/2020	0.210%	50,000,000	49,979,200
10/15/2020	0.210%	50,000,000	49,978,500
10/19/2020	0.210%	29,000,000	28,986,689
10/22/2020	0.220%	45,000,000	44,977,302
Total			348,863,516
Life Insurance 2.7%
New York Life Capital Corp.(a)
08/03/2020	0.150%	21,789,000	21,788,739
08/04/2020	0.150%	28,723,000	28,722,541
08/20/2020	0.160%	20,327,000	20,325,191
09/18/2020	0.180%	43,134,000	43,123,432
10/09/2020	0.200%	66,335,000	66,309,925
10/14/2020	0.200%	45,196,000	45,177,334
Pricoa Short Term Funding LLC(a)
08/05/2020	0.230%	25,000,000	24,999,200
Prudential Funding LLC
08/03/2020	0.120%	141,000,000	140,998,590
Total			391,444,952
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Pharmaceuticals 5.3%
Johnson & Johnson(a)
09/01/2020	0.120%	29,650,000	29,646,857
09/11/2020	0.130%	100,000,000	99,985,200
09/15/2020	0.130%	189,000,000	188,968,626
09/25/2020	0.180%	100,000,000	99,973,047
Merck & Co.(a)
08/25/2020	0.140%	20,000,000	19,998,060
Novartis Finance Corp.(a)
08/11/2020	0.150%	19,000,000	18,999,145
08/12/2020	0.150%	19,000,000	18,999,069
08/17/2020	0.150%	27,000,000	26,998,083
08/21/2020	0.150%	12,000,000	11,998,990
08/24/2020	0.160%	44,000,000	43,995,468
08/28/2020	0.160%	26,000,000	25,996,802
09/01/2020	0.160%	59,000,000	58,991,563
09/11/2020	0.170%	38,000,000	37,992,590
09/21/2020	0.180%	26,700,000	26,693,271
10/02/2020	0.180%	50,000,000	49,984,100
Total			759,220,871
Technology 2.1%
Apple, Inc.(a)
09/14/2020	0.150%	50,000,000	49,990,600
09/15/2020	0.150%	27,000,000	26,994,789
09/16/2020	0.150%	50,000,000	49,990,100
09/21/2020	0.160%	20,000,000	19,995,520
09/22/2020	0.160%	26,000,000	25,994,046
09/23/2020	0.160%	50,000,000	49,988,300
09/28/2020	0.160%	50,000,000	49,986,950
10/13/2020	0.170%	20,000,000	19,993,100
Total			292,933,405
Total Commercial Paper (Cost $2,456,045,015)			2,456,209,459

Repurchase Agreements 3.8%

Tri-party RBC Dominion Securities, Inc.
dated 07/31/2020, matures 08/03/2020,
repurchase price $400,002,667 (collateralized by U.S. Treasury Securities, Total Market Value $408,000,015)
	0.130%	400,000,000	399,998,191
Tri-party Royal Bank of Canada
dated 07/31/2020, matures 08/03/2020,
repurchase price $50,000,333 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,090)
	0.130%	50,000,000	49,999,774

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Repurchase Agreements (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (USA) LLC
dated 07/31/2020, matures 08/03/2020,
repurchase price $100,000,667 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,056)
	0.130%	100,000,000	99,999,547
Total Repurchase Agreements (Cost $550,000,000)			549,997,512

Treasury Bills 25.2%

United States 25.2%
U.S. Treasury Bills
08/04/2020	0.020%	200,000,000	199,999,582
08/06/2020	0.040%	275,000,000	274,998,295
08/11/2020	0.060%	100,000,000	99,998,061
08/13/2020	0.060%	225,000,000	224,995,082
08/20/2020	0.080%	200,000,000	199,991,628
08/25/2020	0.070%	196,000,000	195,990,449
08/27/2020	0.080%	300,000,000	299,981,844
09/03/2020	0.080%	230,000,000	229,983,001
09/08/2020	0.080%	250,000,000	249,978,285
09/10/2020	0.080%	300,000,000	299,973,189
09/17/2020	0.090%	135,000,000	134,984,891
09/24/2020	0.080%	100,000,000	99,987,788
10/29/2020	0.090%	75,000,000	74,983,769
11/03/2020	0.080%	94,000,000	93,979,527
11/10/2020	0.090%	115,000,000	114,970,347
11/19/2020	0.090%	200,000,000	199,942,826
11/27/2020	0.090%	255,000,000	254,921,506
12/03/2020	0.100%	350,000,000	349,882,179
Total			3,599,542,249
Total Treasury Bills (Cost $3,599,334,983)			3,599,542,249

U.S. Government & Agency Obligations 30.0%

Federal Farm Credit Banks(b)
SOFR + 0.080% 06/10/2021	0.180%	8,000,000	7,997,009
1-month USD LIBOR + 0.005% 06/25/2021	0.180%	100,000,000	99,994,771
Federal Home Loan Banks
08/10/2020	0.080%	100,000,000	99,997,769
Federal Home Loan Banks(b)
SOFR + 0.030% 08/21/2020	0.130%	51,000,000	50,999,009
SOFR + 0.050% 01/22/2021	0.150%	63,000,000	62,988,662
SOFR + 0.050% 01/28/2021	0.150%	48,000,000	47,993,296
SOFR + 0.075% 06/11/2021	0.180%	36,000,000	35,981,391
SOFR + 0.075% 07/08/2021	0.180%	86,000,000	85,941,246
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
SOFR + 0.140% 08/18/2021	0.240%	25,000,000	25,003,942
Federal Home Loan Banks Discount Notes
08/05/2020	0.090%	225,000,000	224,997,075
08/07/2020	0.090%	150,000,000	149,997,424
08/12/2020	0.090%	95,000,000	94,997,319
08/14/2020	0.070%	100,000,000	99,997,173
08/18/2020	0.080%	300,000,000	299,987,952
08/19/2020	0.080%	123,800,000	123,794,764
08/20/2020	0.080%	50,000,000	49,997,769
08/21/2020	0.070%	150,000,000	149,993,716
08/26/2020	0.090%	264,000,000	263,983,051
08/28/2020	0.090%	59,600,000	59,595,928
09/01/2020	0.080%	160,000,000	159,988,522
09/02/2020	0.080%	183,000,000	182,986,630
09/03/2020	0.080%	46,655,000	46,651,422
09/04/2020	0.090%	195,770,000	195,752,412
09/09/2020	0.080%	300,000,000	299,972,439
09/14/2020	0.090%	200,000,000	199,979,020
09/16/2020	0.090%	40,000,000	39,995,387
09/18/2020	0.080%	50,000,000	49,994,574
09/22/2020	0.090%	74,476,000	74,466,581
12/01/2020	0.100%	209,000,000	208,932,023
Federal Home Loan Mortgage Corp.(b)
SOFR + 0.400% 10/21/2021	0.500%	107,000,000	107,079,262
SOFR + 0.160% 12/08/2021	0.260%	100,000,000	100,015,800
SOFR + 0.180% 12/15/2021	0.280%	100,000,000	100,022,604
Federal Home Loan Mortgage Corp. Discount Notes
08/20/2020	0.090%	50,000,000	49,997,627
09/02/2020	0.090%	100,000,000	99,992,121
09/24/2020	0.090%	75,000,000	74,989,654
10/19/2020	0.100%	150,000,000	149,968,261
Residual Funding Corp.
STRIPS
10/15/2020	0.460%	106,585,000	106,484,091
Total U.S. Government & Agency Obligations (Cost $4,281,450,887)			4,281,507,696

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2020	7

Portfolio of Investments  (continued)
July 31, 2020
U.S. Treasury Obligations 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury Index + 0.045% 10/31/2020	0.150%	50,000,000	50,004,709
3-month U.S. Treasury Index + 0.115% 01/31/2021	0.220%	200,000,000	200,096,896
3-month U.S. Treasury Index + 0.139% 04/30/2021	0.244%	66,795,000	66,849,899
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.325%	150,000,000	150,273,580
Total U.S. Treasury Obligations (Cost $466,731,395)			467,225,084
Total Investments in Securities (Cost: $13,962,708,944)	13,963,962,469
Other Assets & Liabilities, Net	322,695,090
Net Assets	14,286,657,559

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $3,047,399,161, which represents 21.33% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2020.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	442,609,449	—	442,609,449
Asset-Backed Securities — Non-Agency	—	674,180,126	—	674,180,126
Certificates of Deposit	—	1,492,690,894	—	1,492,690,894
Commercial Paper	—	2,456,209,459	—	2,456,209,459
Repurchase Agreements	—	549,997,512	—	549,997,512
Treasury Bills	3,599,542,249	—	—	3,599,542,249
U.S. Government & Agency Obligations	—	4,281,507,696	—	4,281,507,696
U.S. Treasury Obligations	467,225,084	—	—	467,225,084
Total Investments in Securities	4,066,767,333	9,897,195,136	—	13,963,962,469
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2020	9

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,412,708,944)	$13,413,964,957
Repurchase agreements (cost $550,000,000)	549,997,512
Cash	325,042,536
Receivable for:
Interest	405,368
Prepaid expenses	62,989
Total assets	14,289,473,362
Liabilities
Payable for:
Distributions to shareholders	2,356,060
Compensation of board members	357,203
Other expenses	102,540
Total liabilities	2,815,803
Net assets applicable to outstanding capital stock	$14,286,657,559
Represented by
Paid in capital	14,285,611,782
Total distributable earnings (loss)	1,045,777
Total - representing net assets applicable to outstanding capital stock	$14,286,657,559
Shares outstanding	14,286,844,900
Net asset value per share	1.0000
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Interest	$188,505,762
Total income	188,505,762
Expenses:
Compensation of board members	203,814
Custodian fees	108,784
Shareholder reports and communication	12,234
Audit fees	29,495
Legal fees	158,016
Fidelity and surety fees	58,687
Commitment fees for bank credit facility	86,043
Compensation of chief compliance officer	2,930
Other	14,075
Total expenses	674,078
Net investment income	187,831,684
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	184,700
Net realized gain	184,700
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,130,229
Net change in unrealized appreciation (depreciation)	2,130,229
Net realized and unrealized gain	2,314,929
Net increase in net assets resulting from operations	$190,146,613
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2020	11

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$187,831,684	$323,432,414
Net realized gain	184,700	6,302
Net change in unrealized appreciation (depreciation)	2,130,229	(412,809)
Net increase in net assets resulting from operations	190,146,613	323,025,907
Distributions to shareholders
Net investment income and net realized gains	(187,881,641)	(323,482,420)
Total distributions to shareholders	(187,881,641)	(323,482,420)
Increase (decrease) in net assets from capital stock activity	484,685,717	(239,943,377)
Total increase (decrease) in net assets	486,950,689	(240,399,890)
Net assets at beginning of year	13,799,706,870	14,040,106,760
Net assets at end of year	$14,286,657,559	$13,799,706,870

	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	98,561,181,139	98,557,857,997	80,239,114,635	80,231,209,910
Redemptions	(98,075,438,473)	(98,073,172,280)	(80,479,089,294)	(80,471,153,287)
Total net increase (decrease)	485,742,666	484,685,717	(239,974,659)	(239,943,377)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Year Ended July 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of period	$0.9999	$0.9999	$1.0000	$1.0000	$1.00
Income from investment operations:
Net investment income	0.0132	0.0234	0.0152	0.0069	0.00(a)
Net realized and unrealized gain (loss)	0.0001	0.0001	(0.0002)	(0.0001)	(0.00)(a)
Total from investment operations	0.0133	0.0235	0.0150	0.0068	0.00(a)
Less distributions to shareholders from:
Net investment income	(0.0132)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)
Total distributions to shareholders	(0.0132)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)
Net asset value, end of period	$1.0000	$0.9999	$0.9999	$1.0000	$1.00
Total return	1.32%	2.37%	1.52%	0.68%	0.32%
Ratios to average net assets
Total gross expenses	0.00%(a)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)
Total net expenses	0.00%(a)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)
Net investment income	1.32%	2.34%	1.52%	0.69%	0.32%
Supplemental data
Net assets, end of period (in thousands)	$14,286,658	$13,799,707	$14,040,107	$13,366,141	$12,073,055

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2020	13

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the
14	Columbia Short-Term Cash Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2020:
	RBC Dominion Securities ($)	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	399,998,191	49,999,774	99,999,547	549,997,512
Total financial and derivative net assets	399,998,191	49,999,774	99,999,547	549,997,512
Total collateral received (pledged) (a)	399,998,191	49,999,774	99,999,547	549,997,512
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Short-Term Cash Fund | Annual Report 2020	15

Notes to Financial Statements  (continued)
July 31, 2020
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
16	Columbia Short-Term Cash Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
187,881,641	—	187,881,641	323,482,420	—	323,482,420
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,497,243	—	—	1,253,525
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
13,962,708,944	1,527,934	(274,409)	1,253,525
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	30,297
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2020.
Columbia Short-Term Cash Fund | Annual Report 2020	17

Notes to Financial Statements  (continued)
July 31, 2020
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
18	Columbia Short-Term Cash Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Short-Term Cash Fund | Annual Report 2020	19

Notes to Financial Statements  (continued)
July 31, 2020
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
To provide liquidity to Money Market Mutual Funds (Funds), the Federal Reserve Bank of Boston (Reserve Bank) has initiated a liquidity facility for which the Columbia Short Term Cash Fund is eligible. Under the facility, the Reserve Bank would lend to eligible borrowers, taking as collateral certain types of assets purchased by the borrower from Funds (i) concurrently with the borrowing; or (ii) on or after March 18, 2020, but before the opening of the Facility. The facility will terminate on September 30, 2020 unless extended by the Reserve Bank.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Short-Term Cash Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short-Term Cash Fund | Annual Report 2020	21

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
22	Columbia Short-Term Cash Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Short-Term Cash Fund | Annual Report 2020	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
24	Columbia Short-Term Cash Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Short-Term Cash Fund | Annual Report 2020	25

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees
26	Columbia Short-Term Cash Fund | Annual Report 2020

Approval of Management Agreement  (continued)

(Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Columbia Short-Term Cash Fund | Annual Report 2020	27

Approval of Management Agreement  (continued)

Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle and, because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
Given that the Fund does not pay management fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Short-Term Cash Fund | Annual Report 2020

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Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
ANN224_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Limited Duration Credit Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Limited Duration Credit Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Limited Duration Credit Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	6.09	3.37	2.84
	Including sales charges		2.89	2.75	2.53
Advisor Class*		02/28/13	6.36	3.63	3.04
Class C	Excluding sales charges	06/19/03	5.30	2.62	2.08
	Including sales charges		4.30	2.62	2.08
Institutional Class*		09/27/10	6.35	3.65	3.10
Institutional 2 Class*		11/08/12	6.41	3.69	3.10
Institutional 3 Class*		03/19/13	6.47	3.76	3.13
Bloomberg Barclays U.S. 1-5 Year Corporate Index			6.24	3.48	3.24
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Limited Duration Credit Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Corporate Bonds & Notes	86.5
Money Market Funds	6.1
U.S. Treasury Obligations	7.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2020)
AAA rating	7.9
AA rating	6.4
A rating	17.8
BBB rating	63.6
BB rating	4.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2020, Class A shares of the Fund returned 6.09% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 6.24% for the same time period. Relative to the benchmark, the Fund’s duration and yield curve positioning detracted from performance. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.) The Fund was overweight in credit versus the benchmark, which contributed to returns.
U.S. Federal Reserve provided massive support to bond markets
Over the 12 months ended July 31, 2020, the most influential factors affecting corporate bonds were the onset of the COVID-19 pandemic, the sudden U.S. economic downturn, and the historic response to the downturn by the U.S. Federal Reserve (the Fed). Prices of corporate bonds were adversely affected as the pandemic reached all areas of industries and regions across the globe, and governments mandated lockdowns and stay-at-home orders. As interest rate spreads between higher and lower rated corporate bonds (i.e., credit spreads) widened to historic levels and bond prices declined sharply, the Fed responded by reducing short-term rates to near zero and launching multiple credit facilities to aid the markets. With this unprecedented support, issuance of investment-grade corporate bonds increased to historic levels during March, April and May, and was met with ample demand. More recently, credit spreads normalized and approached their longer term averages.
At the start of 2020, and before the onset of the pandemic, corporate bonds had been trading close to what we believed to be fair value and corporate credit spreads hovered near their all-time lows. By April, following the downturns in bond prices and spread widening as a result of the economic shocks from COVID-19, corporate credit markets began to normalize in response to the Fed’s monetary support, as well as increased unemployment benefits and financial assistance to individuals, states and cities, and small businesses from Congress and the Administration. A number of corporations accessed their credit lines and leveraged the monetary and fiscal support, which assisted them in effectively managing through the early stages of the pandemic.
Overall, the Fed’s response to the economic stress from COVID-19 was positively received by investors. With rates near zero, companies were able to constructively manage their balance sheets through the crisis. In addition, record supply of corporate bonds was met by strong demand that kept markets running effectively. By the close of the period, despite political tensions in the United States and around the world, the markets were trending upwards thanks to the Fed, government support and somewhat better than expected economic data.
Amid the COVID-19 crisis, the flareup of a crude oil price war between Russia and Saudi Arabia drove oil prices down to near $20 per barrel, severely impacting the high-yield and investment-grade corporate bond markets for a time. Many companies and countries were adversely affected, and began negotiating for monetary and fiscal support to assist with their debt levels, which many companies received.
Contributors and detractors
The Fund slightly underperformed the benchmark during the period, primarily a result of the Fund’s duration and yield curve positioning. On a positive note, Fund performance was primarily driven by credit allocation and industry selection. The Fund was overweight in credit versus the benchmark, which contributed to returns. The Fund’s higher quality industry exposure within life insurance, electric and natural gas boosted performance, as did its underweights to energy and airlines. Overall security selection had a neutral to slightly positive effect on returns.
The Fund employed futures contracts during the period in order to maintain portfolio duration in line with the benchmark. On a stand-alone basis, these futures contracts had a negative impact on Fund performance.
At period’s end
Thus far, the potential impact of a "second wave" of COVID-19 has not been as drastic as earlier this year. With the backstop of the Fed and the potential for another round of fiscal support, along with better preparedness on the part of states, governments and hospitals, we believe that any “second wave” of COVID-19 may have less of an impact on the corporate credit markets than it did earlier this year.
Columbia Limited Duration Credit Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
With the support of the Fed, we felt cautiously optimistic at the close of the reporting period regarding the near-term prospects for the corporate bond market, as investment-grade spreads were approaching their longer term averages. Although we did not feel that spreads would tighten significantly going forward, we saw attractive relative value opportunities through bottom-up fundamental credit research. Most recently, the Fed announced that it is “not even thinking of raising rates...” Therefore, we believed that rates would remain lower for longer, with most demand coming from the intermediate and longer end of the curve.
It is important to note that the capital markets were very active. March, April and May 2020 were the three largest months for new investment-grade issuance ever, and the support provided to corporate credit markets by the Fed’s credit facilities was monumental. Companies had added leverage throughout this environment, initially to stockpile sufficient liquidity to survive the forced economic shutdown, and then pivoting to ensure that they would have the financial flexibility to maintain solvency during the recovery period. Our expectation was that once the pandemic had subsided, companies would earmark cash flow generation for aggressive debt repayment. We intend to approach the second half of 2020 with the same diligence surrounding our process that we believe was so beneficial during the first half.
Overall, the Fund was maintaining a higher risk profile relative to the benchmark and was constructive regarding credit risk. The Fund was neutral duration and slightly favored the longer end of the yield curve. The team continued to emphasize non-cyclical, higher quality companies within sectors such as electric, life insurance, and food & beverage. Lastly, with yields at all-time lows, the Fund was underweight in banking and other cyclical industries such as technology (due to continued regulatory issues) and retailers.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Limited Duration Credit Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.50	1,020.98	3.94	3.92	0.78
Advisor Class	1,000.00	1,000.00	1,033.80	1,022.23	2.68	2.66	0.53
Class C	1,000.00	1,000.00	1,028.70	1,017.26	7.72	7.67	1.53
Institutional Class	1,000.00	1,000.00	1,033.70	1,022.23	2.68	2.66	0.53
Institutional 2 Class	1,000.00	1,000.00	1,034.00	1,022.48	2.43	2.41	0.48
Institutional 3 Class	1,000.00	1,000.00	1,034.30	1,022.73	2.17	2.16	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 86.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.6%
Boeing Co. (The)
05/01/2025	4.875%	3,755,000	4,063,273
Lockheed Martin Corp.
11/23/2020	2.500%	4,050,000	4,068,770
Raytheon Technologies Corp.(a)
03/15/2022	2.800%	4,840,000	5,005,476
Total			13,137,519
Automotive 0.3%
General Motors Financial Co., Inc.
06/20/2025	2.750%	2,745,000	2,830,369
Banking 8.6%
American Express Co.
05/20/2022	2.750%	4,985,000	5,189,575
02/27/2023	3.400%	4,120,000	4,412,241
Bank of America Corp.(b)
02/13/2026	2.015%	5,615,000	5,857,932
Bank of Montreal
03/26/2022	2.900%	5,900,000	6,148,192
Capital One Financial Corp.
04/30/2025	4.250%	7,215,000	8,290,191
Citigroup, Inc.(b)
04/08/2026	3.106%	3,625,000	3,947,056
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	7,090,000	7,764,124
JPMorgan Chase & Co.(b)
03/13/2026	2.005%	11,190,000	11,702,228
Morgan Stanley(b)
04/28/2026	2.188%	5,605,000	5,902,421
Wells Fargo & Co.(b)
04/30/2026	2.188%	5,925,000	6,189,180
Wells Fargo Bank NA
10/22/2021	3.625%	4,610,000	4,779,048
Total			70,182,188
Cable and Satellite 2.5%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	6,792,000	7,880,923
Sky PLC(a)
09/16/2024	3.750%	11,125,000	12,510,431
Total			20,391,354
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.3%
Dow Chemical Co. (The)
05/15/2024	3.150%	2,000,000	2,149,604
Diversified Manufacturing 1.5%
Carrier Global Corp.(a)
02/15/2025	2.242%	11,640,000	12,174,175
Electric 20.9%
AEP Texas, Inc.
10/01/2022	2.400%	11,375,000	11,782,541
American Electric Power Co., Inc.
11/13/2020	2.150%	3,753,000	3,771,659
12/01/2021	3.650%	1,548,000	1,611,548
CenterPoint Energy Houston Electric LLC
06/01/2021	1.850%	2,765,000	2,796,604
CenterPoint Energy, Inc.
09/01/2024	2.500%	10,676,000	11,385,749
CMS Energy Corp.
03/01/2024	3.875%	8,260,000	9,048,952
11/15/2025	3.600%	9,345,000	10,483,629
DTE Energy Co.
06/01/2024	3.500%	4,081,000	4,449,488
10/01/2026	2.850%	10,143,000	11,027,386
Duke Energy Corp.
09/01/2026	2.650%	11,261,000	12,385,031
Edison International
11/15/2024	3.550%	1,850,000	1,980,975
Emera U.S. Finance LP
06/15/2021	2.700%	8,031,000	8,165,867
06/15/2026	3.550%	7,040,000	7,956,051
Eversource Energy
10/01/2024	2.900%	12,065,000	13,065,077
01/15/2025	3.150%	1,215,000	1,326,855
FirstEnergy Corp.
01/15/2026	1.600%	2,080,000	2,049,317
Georgia Power Co.
07/30/2023	2.100%	7,180,000	7,502,598
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	3,870,000	4,122,777
Pacific Gas and Electric Co.
07/01/2025	3.450%	1,825,000	1,950,470
Pinnacle West Capital Corp.
06/15/2025	1.300%	6,140,000	6,285,972
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,035,000	6,134,058
06/15/2024	2.875%	6,373,000	6,930,464
Southern Co. (The)
07/01/2021	2.350%	11,160,000	11,341,752
WEC Energy Group, Inc.
03/08/2022	3.100%	1,185,000	1,233,005
06/15/2025	3.550%	4,475,000	5,022,084
Xcel Energy, Inc.
03/15/2021	2.400%	7,445,000	7,518,254
Total			171,328,163
Finance Companies 1.8%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	13,560,000	14,389,954
Food and Beverage 9.4%
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	5,115,000	5,794,387
Bacardi Ltd.(a)
07/15/2026	2.750%	12,796,000	13,280,397
Conagra Brands, Inc.
10/22/2021	3.800%	12,305,000	12,798,356
11/01/2025	4.600%	3,830,000	4,474,804
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	9,820,000	10,380,109
Molson Coors Brewing Co.
07/15/2021	2.100%	5,413,000	5,478,749
Mondelez International Holdings Netherlands BV(a)
10/28/2021	2.000%	12,575,000	12,795,415
Mondelez International, Inc.
07/01/2022	0.625%	11,825,000	11,887,350
Total			76,889,567
Health Care 5.7%
Becton Dickinson and Co.
11/08/2021	3.125%	7,507,000	7,748,088
06/06/2022	2.894%	4,705,000	4,883,805
06/06/2024	3.363%	5,470,000	5,949,426
Cigna Corp.
10/15/2027	3.050%	7,260,000	7,998,032
CVS Health Corp.
03/09/2023	3.700%	3,650,000	3,927,154
03/25/2025	4.100%	10,645,000	12,122,171
HCA, Inc.
02/01/2025	5.375%	3,675,000	4,161,162
Total			46,789,838
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.8%
Aetna, Inc.
11/15/2022	2.750%	3,220,000	3,357,792
Centene Corp.
12/15/2027	4.250%	2,874,000	3,060,996
Total			6,418,788
Independent Energy 0.6%
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,635,000	5,017,306
Integrated Energy 0.6%
Cenovus Energy, Inc.
07/15/2025	5.375%	2,610,000	2,614,287
04/15/2027	4.250%	2,615,000	2,472,875
Total			5,087,162
Life Insurance 12.1%
AIG Global Funding(a)
07/07/2023	0.800%	3,610,000	3,625,214
Five Corners Funding Trust(a)
11/15/2023	4.419%	12,235,000	13,668,712
Guardian Life Global Funding(a)
05/06/2024	2.900%	9,895,000	10,714,021
MassMutual Global Funding II(a)
07/01/2022	2.250%	4,609,000	4,778,995
06/22/2024	2.750%	12,010,000	12,952,999
Metropolitan Life Global Funding I(a)
06/08/2023	0.900%	5,065,000	5,122,668
07/02/2025	0.950%	4,310,000	4,353,469
Pacific Life Global Funding II(a)
06/24/2025	1.200%	6,750,000	6,870,029
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	17,238,000	19,005,648
Principal Life Global Funding II(a)
11/21/2024	2.250%	16,680,000	17,729,361
Total			98,821,116
Media and Entertainment 0.5%
Discovery Communications LLC
06/15/2025	3.950%	3,520,000	3,968,273
Midstream 6.5%
Energy Transfer Partners LP
01/15/2026	4.750%	2,090,000	2,269,762
Enterprise Products Operating LLC
02/15/2021	2.800%	3,665,000	3,712,637
Kinder Morgan, Inc.
06/01/2025	4.300%	1,940,000	2,196,641

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
12/01/2027	4.250%	7,520,000	8,254,311
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	13,065,000	14,039,077
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	4,714,000	4,818,830
Western Gas Partners LP
07/01/2026	4.650%	6,000,000	6,182,502
Williams Companies, Inc. (The)
09/15/2025	4.000%	10,315,000	11,539,996
Total			53,013,756
Natural Gas 2.5%
NiSource Finance Corp.
05/15/2027	3.490%	12,660,000	14,504,140
NiSource, Inc.
11/17/2022	2.650%	5,850,000	6,120,019
Total			20,624,159
Pharmaceuticals 4.3%
AbbVie, Inc.(a)
06/15/2024	3.850%	6,590,000	7,292,358
11/21/2026	2.950%	8,444,000	9,319,966
AbbVie, Inc.
05/14/2025	3.600%	6,180,000	6,912,892
Amgen, Inc.
11/15/2021	3.875%	5,294,571	5,484,507
05/11/2022	2.650%	6,045,000	6,272,700
Total			35,282,423
Railroads 0.4%
Norfolk Southern Corp.
04/01/2022	3.000%	3,085,000	3,199,126
Supermarkets 0.8%
Kroger Co. (The)
11/01/2021	2.950%	1,952,000	2,008,235
04/15/2022	3.400%	4,453,000	4,633,126
Total			6,641,361
Technology 2.5%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	14,485,000	16,084,834
Microchip Technology, Inc.(a)
09/01/2023	2.670%	2,375,000	2,457,403
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.(a)
05/01/2025	2.700%	1,730,000	1,839,853
Total			20,382,090
Transportation Services 1.1%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	3,422,000	3,735,441
FedEx Corp.
05/15/2025	3.800%	5,015,000	5,665,876
Total			9,401,317
Wireless 0.8%
American Tower Corp.
01/15/2025	2.950%	2,430,000	2,649,812
T-Mobile U.S.A., Inc.(a)
04/15/2025	3.500%	3,230,000	3,570,236
Total			6,220,048
Wirelines 0.7%
AT&T, Inc.
05/15/2025	3.400%	4,867,000	5,392,426
Total Corporate Bonds & Notes (Cost $674,315,117)			709,732,082

U.S. Treasury Obligations 7.4%

U.S. Treasury
08/15/2022	1.500%	58,950,300	60,608,277
Total U.S. Treasury Obligations (Cost $60,506,275)			60,608,277

Money Market Funds 6.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(c),(d)	50,394,374	50,394,374
Total Money Market Funds (Cost $50,394,374)		50,394,374
Total Investments in Securities (Cost: $785,215,766)		820,734,733
Other Assets & Liabilities, Net		(3,118,562)
Net Assets		817,616,171

At July 31, 2020, securities and/or cash totaling $982,924 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	415	09/2020	USD	91,708,516	76,373	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(615)	09/2020	USD	(86,148,047)	—	(758,626)
U.S. Treasury 5-Year Note	(23)	09/2020	USD	(2,900,875)	—	(1,833)
U.S. Ultra Bond 10-Year Note	(7)	09/2020	USD	(1,114,750)	—	(16,859)
Total					—	(777,318)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $186,925,044, which represents 22.86% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2020.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	65,863,669	572,841,549	(588,310,844)	—	50,394,374	25,747	728,547	50,394,374
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	709,732,082	—	709,732,082
U.S. Treasury Obligations	60,608,277	—	—	60,608,277
Money Market Funds	50,394,374	—	—	50,394,374
Total Investments in Securities	111,002,651	709,732,082	—	820,734,733
Investments in Derivatives
Asset
Futures Contracts	76,373	—	—	76,373
Liability
Futures Contracts	(777,318)	—	—	(777,318)
Total	110,301,706	709,732,082	—	820,033,788
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $734,821,392)	$770,340,359
Affiliated issuers (cost $50,394,374)	50,394,374
Margin deposits on:
Futures contracts	982,924
Receivable for:
Capital shares sold	2,025,107
Dividends	8,340
Interest	5,276,020
Foreign tax reclaims	19,389
Variation margin for futures contracts	34,084
Expense reimbursement due from Investment Manager	1,094
Prepaid expenses	6,150
Total assets	829,087,841
Liabilities
Payable for:
Investments purchased	9,242,522
Capital shares purchased	1,057,153
Distributions to shareholders	946,943
Variation margin for futures contracts	51,281
Management services fees	9,540
Distribution and/or service fees	1,909
Transfer agent fees	57,658
Compensation of board members	73,813
Other expenses	30,851
Total liabilities	11,471,670
Net assets applicable to outstanding capital stock	$817,616,171
Represented by
Paid in capital	800,574,821
Total distributable earnings (loss)	17,041,350
Total - representing net assets applicable to outstanding capital stock	$817,616,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$188,641,762
Shares outstanding	18,174,386
Net asset value per share	$10.38
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.70
Advisor Class
Net assets	$58,965,455
Shares outstanding	5,679,049
Net asset value per share	$10.38
Class C
Net assets	$22,932,010
Shares outstanding	2,210,028
Net asset value per share	$10.38
Institutional Class
Net assets	$326,593,688
Shares outstanding	31,443,356
Net asset value per share	$10.39
Institutional 2 Class
Net assets	$61,361,950
Shares outstanding	5,907,528
Net asset value per share	$10.39
Institutional 3 Class
Net assets	$159,121,306
Shares outstanding	15,320,866
Net asset value per share	$10.39
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — affiliated issuers	$728,547
Interest	17,973,707
Total income	18,702,254
Expenses:
Management services fees	3,027,073
Distribution and/or service fees
Class A	441,774
Class C	221,373
Transfer agent fees
Class A	202,248
Advisor Class	61,193
Class C	25,337
Institutional Class	224,274
Institutional 2 Class	39,988
Institutional 3 Class	15,344
Compensation of board members	21,262
Custodian fees	11,331
Printing and postage fees	36,833
Registration fees	117,324
Audit fees	29,500
Legal fees	15,159
Compensation of chief compliance officer	143
Other	18,068
Total expenses	4,508,224
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(291,078)
Expense reduction	(40)
Total net expenses	4,217,106
Net investment income	14,485,148
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,713,872
Investments — affiliated issuers	25,747
Futures contracts	(6,444,115)
Net realized gain	6,295,504
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,048,283
Futures contracts	893,846
Net change in unrealized appreciation (depreciation)	22,942,129
Net realized and unrealized gain	29,237,633
Net increase in net assets resulting from operations	$43,722,781
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$14,485,148	$14,779,251
Net realized gain (loss)	6,295,504	(3,584,697)
Net change in unrealized appreciation (depreciation)	22,942,129	22,723,993
Net increase in net assets resulting from operations	43,722,781	33,918,547
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,330,909)	(4,157,647)
Advisor Class	(1,137,037)	(1,296,509)
Class C	(251,431)	(432,373)
Institutional Class	(4,097,988)	(4,077,981)
Institutional 2 Class	(1,512,130)	(1,659,268)
Institutional 3 Class	(4,252,733)	(3,709,208)
Class T	—	(2,188)
Total distributions to shareholders	(14,582,228)	(15,335,174)
Increase in net assets from capital stock activity	133,417,558	25,819,037
Total increase in net assets	162,558,111	44,402,410
Net assets at beginning of year	655,058,060	610,655,650
Net assets at end of year	$817,616,171	$655,058,060
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,338,422	43,734,856	3,399,846	33,121,033
Distributions reinvested	323,864	3,261,798	418,535	4,081,612
Redemptions	(3,927,704)	(39,303,341)	(4,954,852)	(48,125,857)
Net increase (decrease)	734,582	7,693,313	(1,136,471)	(10,923,212)
Advisor Class
Subscriptions	2,158,948	21,751,272	826,462	8,058,251
Distributions reinvested	112,834	1,136,868	132,900	1,296,211
Redemptions	(1,440,546)	(14,439,388)	(1,258,631)	(12,234,246)
Net increase (decrease)	831,236	8,448,752	(299,269)	(2,879,784)
Class C
Subscriptions	857,472	8,655,349	423,962	4,146,680
Distributions reinvested	22,529	226,656	40,270	392,078
Redemptions	(957,532)	(9,652,560)	(1,187,438)	(11,568,066)
Net decrease	(77,531)	(770,555)	(723,206)	(7,029,308)
Institutional Class
Subscriptions	23,090,261	233,255,153	7,180,357	70,382,911
Distributions reinvested	386,852	3,909,158	391,261	3,818,569
Redemptions	(8,698,898)	(87,284,690)	(7,816,033)	(76,076,963)
Net increase (decrease)	14,778,215	149,879,621	(244,415)	(1,875,483)
Institutional 2 Class
Subscriptions	4,888,127	49,450,247	2,236,045	21,918,539
Distributions reinvested	149,990	1,511,883	169,951	1,658,892
Redemptions	(5,820,084)	(58,333,268)	(3,398,255)	(33,018,170)
Net decrease	(781,967)	(7,371,138)	(992,259)	(9,440,739)
Institutional 3 Class
Subscriptions	5,246,113	52,888,453	7,335,968	71,812,313
Distributions reinvested	421,721	4,250,096	379,167	3,708,676
Redemptions	(8,100,645)	(81,600,984)	(1,786,690)	(17,294,520)
Net increase (decrease)	(2,432,811)	(24,462,435)	5,928,445	58,226,469
Class T
Distributions reinvested	—	—	194	1,875
Redemptions	—	—	(27,113)	(260,781)
Net decrease	—	—	(26,919)	(258,906)
Total net increase	13,051,724	133,417,558	2,505,906	25,819,037
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$9.97	0.19	0.41	0.60	(0.19)	(0.19)
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	(0.24)
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	(0.14)
Year Ended 7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	(0.22)
Advisor Class
Year Ended 7/31/2020	$9.97	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	(0.25)
Class C
Year Ended 7/31/2020	$9.97	0.11	0.41	0.52	(0.11)	(0.11)
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	(0.16)
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	(0.07)
Year Ended 7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	(0.15)
Institutional Class
Year Ended 7/31/2020	$9.98	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	(0.25)
Institutional 2 Class
Year Ended 7/31/2020	$9.98	0.22	0.41	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	(0.17)
Year Ended 7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	(0.25)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$10.38	6.09%	0.83%	0.79%(c)	1.88%	88%	$188,642
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Year Ended 7/31/2018	$9.66	(0.55%)	0.84%(d)	0.80%(c),(d)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81%(c)	1.47%	119%	$216,524
Year Ended 7/31/2016	$9.80	3.43%	0.89%	0.83%(c)	2.29%	49%	$388,216
Advisor Class
Year Ended 7/31/2020	$10.38	6.36%	0.58%	0.54%(c)	2.12%	88%	$58,965
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Year Ended 7/31/2018	$9.66	(0.40%)	0.59%(d)	0.55%(c),(d)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(c)	1.74%	119%	$57,357
Year Ended 7/31/2016	$9.80	3.68%	0.64%	0.58%(c)	2.53%	49%	$47,065
Class C
Year Ended 7/31/2020	$10.38	5.30%	1.58%	1.54%(c)	1.13%	88%	$22,932
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Year Ended 7/31/2018	$9.66	(1.29%)	1.59%(d)	1.55%(c),(d)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56%(c)	0.74%	119%	$44,055
Year Ended 7/31/2016	$9.80	2.76%	1.65%	1.58%(c)	1.54%	49%	$52,777
Institutional Class
Year Ended 7/31/2020	$10.39	6.35%	0.58%	0.54%(c)	2.07%	88%	$326,594
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Year Ended 7/31/2018	$9.67	(0.30%)	0.59%(d)	0.55%(c),(d)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(c)	1.78%	119%	$199,635
Year Ended 7/31/2016	$9.80	3.69%	0.64%	0.58%(c)	2.53%	49%	$81,473
Institutional 2 Class
Year Ended 7/31/2020	$10.39	6.41%	0.52%	0.48%	2.20%	88%	$61,362
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
Year Ended 7/31/2018	$9.67	(0.25%)	0.53%(d)	0.50%(d)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
Year Ended 7/31/2016	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$9.98	0.23	0.41	0.64	(0.23)	(0.23)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	(0.18)
Year Ended 7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$10.39	6.47%	0.47%	0.43%	2.24%	88%	$159,121
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
Year Ended 7/31/2018	$9.67	(0.20%)	0.48%(d)	0.45%(d)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
Year Ended 7/31/2016	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2020	21

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Columbia Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia Limited Duration Credit Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
July 31, 2020
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	76,373*

24	Columbia Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	777,318*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(6,444,115)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	893,846
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	142,130,989
Futures contracts — short	107,118,055

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Limited Duration Credit Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
26	Columbia Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Limited Duration Credit Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $664,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	183,069
Class C	—	1.00(b)	2,266

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.79%	0.80%
Advisor Class	0.54	0.55
Class C	1.54	1.55
Institutional Class	0.54	0.55
Institutional 2 Class	0.48	0.49
Institutional 3 Class	0.43	0.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
89,358	(89,358)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,582,228	—	14,582,228	15,335,174	—	15,335,174
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
954,199	—	(17,299,595)	34,406,687
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
785,627,101	34,572,812	(166,125)	34,406,687
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(3,573,299)	(13,726,296)	(17,299,595)	6,091,513
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Limited Duration Credit Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $722,805,149 and $570,768,290, respectively, for the year ended July 31, 2020, of which $112,223,884 and $100,034,299, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
30	Columbia Limited Duration Credit Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
Columbia Limited Duration Credit Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, one unaffiliated shareholder of record owned 11.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Limited Duration Credit Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Limited Duration Credit Fund | Annual Report 2020	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
34	Columbia Limited Duration Credit Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Limited Duration Credit Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Limited Duration Credit Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Limited Duration Credit Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees
38	Columbia Limited Duration Credit Fund | Annual Report 2020

Approval of Management Agreement  (continued)

(Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager
Columbia Limited Duration Credit Fund | Annual Report 2020	39

Approval of Management Agreement  (continued)

inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
40	Columbia Limited Duration Credit Fund | Annual Report 2020

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Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN183_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Income Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Income Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	2.32	4.25	5.80
	Including sales charges		-2.52	3.25	5.29
Advisor Class*		11/08/12	2.48	4.51	6.00
Class C	Excluding sales charges	06/19/03	1.55	3.47	5.04
	Including sales charges		0.57	3.47	5.04
Institutional Class*		09/27/10	2.58	4.51	6.07
Institutional 2 Class*		11/08/12	2.65	4.60	6.09
Institutional 3 Class*		03/07/11	2.70	4.68	6.21
Class R*		09/27/10	2.06	3.99	5.54
ICE BofA BB-B US Cash Pay High Yield Constrained Index			4.80	5.84	6.69
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Income Opportunities Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	95.2
Foreign Government Obligations	0.2
Money Market Funds	2.6
Senior Loans	2.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2020)
BBB rating	1.6
BB rating	53.3
B rating	41.9
CCC rating	2.6
Not rated	0.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 2.32% excluding sales charges. The Fund underperformed its benchmark, the unmanaged ICE BofA BB-B US Cash Pay High Yield Constrained Index, which returned 4.80% for the same time period. Extremely strong Fund inflows amid a swiftly rising market in late March 2020 represented the main driver of the Fund’s underperformance during the 12-month period.
Swift and dramatic Federal Reserve measures calmed markets
High-yield bonds posted positive returns over the 12 months ended July 31, 2020, with higher quality issues leading performance within the asset class. The positive total return of the benchmark masks the unprecedented market volatility seen during the period. High-yield market returns were driven by recurring U.S.-China trade tensions, volatile commodity prices, the COVID-19 outbreak and resulting economic distress, along with drastic measures meant to slow the spread of the coronavirus.
Over the second half of 2019 and into early 2020, yield spreads between high-yield bonds and U.S. Treasuries of similar maturity fluctuated more or less within a range, as escalations in the U.S. administration’s trade rhetoric would be followed by periods of optimism that a trade resolution with China would ultimately be reached. The U.S. and China agreed to a Phase 1 trade deal in December, and by mid-January spreads had narrowed to their tightest levels in several months.
Beginning in the middle of February 2020, the market’s attention turned to the COVID-19 outbreak. High-yield spreads widened and bond prices declined following a surge of cases in South Korea, Japan, Italy and Iran. As the number of U.S. cases began to increase in March and lockdowns were instituted within a number of U.S. states, the impact on the high-yield asset class was initially concentrated in the sectors and companies most directly affected by the coronavirus. However, price declines became more indiscriminate as March progressed and investors grasped the breadth and depth of the impact from shutdowns, with the bonds of higher quality companies also trading down sharply.
The unprecedented nature of the crisis led to extraordinary monetary and fiscal policy responses from the Federal Reserve (Fed) and Congress in terms of size and speed. Congress passed the largest fiscal relief package in U.S. history, providing direct payments to individuals, expanded unemployment insurance, loans and grants to small businesses, and additional resources to states and health care providers. In March 2020, the Fed, which had already reduced short-term rates by a quarter point four times between July 31, 2019 and March 3, 2020, slashed the federal funds target rate by 150 basis points to a 0.00%-0.25% range. The Fed also implemented money market and commercial paper lending facilities, and initiated an unlimited asset purchase program to include Treasuries, mortgage-backed securities, municipal bonds and investment-grade debt. While purchases of high-yield bonds were initially excluded, the subsequent expansion of the Fed’s credit facilities included more direct support to the high-yield asset class. In all, the Fed’s messaging in response to the COVID-19 crisis was clear and powerful: We will provide the necessary support to ensure that U.S. financial markets, including the high-yield bond market, function properly.
Energy was by far the worst-performing sector over the 12-month period, with other sectors more directly impacted by COVID-19, including leisure, transportation, real estate and services, also underperforming. The automotive, technology, banking, insurance and consumer goods sectors were notable outperformers. Default activity increased during the period, with defaults concentrated within the energy, telecommunications and retail high-yield sectors.
Large Fund inflows weighed on relative performance
The most significant driver of the Fund’s underperformance relative to the benchmark was the impact of large flows into the Fund at or near the market’s lows in late March 2020. Though well-timed from an investment perspective, the inflows were challenging to quickly and fully invest in an illiquid market that was moving sharply higher.
Fund returns during the period were also driven by industry allocation and security selection. The Fund’s positioning within the energy sector detracted from relative performance. Specifically, while an underweight to and security selection within oil field equipment & services contributed positively, this was offset by an overweight to and selection within exploration & production, which detracted. Other notable detractors included security selection within both support-services and investments & miscellaneous financial services. The Fund’s overweights to cable and electric utilities contributed positively to returns. Security selection was strongest within metals & mining, media content, aerospace & defense, and cable.
Columbia Income Opportunities Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
At period’s end
U.S. high-yield valuations have tightened considerably following the unprecedented spread widening and volatility that occurred in March 2020. At period’s end, we continued to expect the U.S. economy to recover, consumer activity to improve and COVID-19 to be less of a factor. This forecast was not without risk, and we believe much of the predicted improvement has already been priced into the market. The Fed’s extensive programs to counter the economic effects from the coronavirus have increased investor optimism significantly and allowed broad access to capital markets. We believed this could reduce bond defaults going forward. While our willingness to increase risk in the portfolio was tempered by tighter valuations, we conceded that it is tough to “fight the Fed,” as the central bank has shown a willingness to do whatever it takes to maintain financial market liquidity. The strong fiscal actions from Congress enacted earlier in the year have largely expired and are currently being re-negotiated. Despite the current Congressional impasse, we continued to expect some form of additional government stimulus. If negotiations fail, the economic progress witnessed so far would likely slow.
The messaging from the Fed remained clear: For now it will provide the necessary measures to ensure that markets, including high yield, are functioning properly. The Fed’s unprecedented actions provided a significant confidence boost to the overall market, even before actual asset purchases were made. That in turn has bolstered liquidity for many high-yield companies by allowing significant access to the new issue market and refinancings at lower rates.
Oil prices appeared to have stabilized in the $40 area, driven by production declines, as well as signs of an improvement in demand. However, the energy sector remained challenged and the most volatile segment within high-yield. Continued oil price improvement would likely require further demand normalization and maintenance of output agreements.
The Fund’s risk profile had not changed meaningfully, and our focus remained on credits that were effectively adjusting business models in the wake of COVID-19 and that had sufficient liquidity and access to capital. At the margins, we had been reducing exposure to defensive sectors that had performed well year to date. Proceeds from these sales had been reinvested in an active new issue market across various sectors. Relative to the benchmark, the Fund remained positioned somewhat more conservatively. As of period end, the Fund was overweight in the utilities, basic industry, media, telecommunications and health care, and underweight in the real estate, automotive, technology and retail sectors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Income Opportunities Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	983.30	1,019.74	5.08	5.17	1.03
Advisor Class	1,000.00	1,000.00	984.60	1,020.98	3.85	3.92	0.78
Class C	1,000.00	1,000.00	979.60	1,016.01	8.76	8.92	1.78
Institutional Class	1,000.00	1,000.00	984.60	1,020.98	3.85	3.92	0.78
Institutional 2 Class	1,000.00	1,000.00	985.00	1,021.33	3.50	3.57	0.71
Institutional 3 Class	1,000.00	1,000.00	986.20	1,021.58	3.26	3.32	0.66
Class R	1,000.00	1,000.00	982.00	1,018.50	6.31	6.42	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Income Opportunities Fund | Annual Report 2020	7

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	1
Loral Space & Communications, Inc.	101	1,835
Ziff Davis Holdings, Inc.(a),(b),(c)	6,107	61
Total		1,897
Total Communication Services		1,897
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	540	59,605
Total Consumer Discretionary		59,605
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,298	4,037
Total Industrials		4,037
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		65,539

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d)
Subordinated
06/12/2015	0.000%	3,896,787	0
Total Convertible Bonds (Cost $—)			0

Corporate Bonds & Notes 94.5%

Aerospace & Defense 1.9%
Moog, Inc.(e)
12/15/2027	4.250%	1,574,000	1,603,697
TransDigm, Inc.(e)
12/15/2025	8.000%	3,341,000	3,625,611
03/15/2026	6.250%	18,154,000	19,157,081
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	5,896,000	5,780,740
Total			30,167,129
Airlines 0.8%
Delta Air Lines, Inc.(e)
05/01/2025	7.000%	2,705,000	2,884,111
Delta Air Lines, Inc.
01/15/2026	7.375%	698,000	691,955
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(e)
06/20/2027	6.500%	7,966,538	8,250,617
Total			11,826,683
Automotive 2.5%
Clarios Global LP(e)
05/15/2025	6.750%	1,377,000	1,481,161
Ford Motor Co.
04/21/2023	8.500%	1,206,000	1,339,094
04/22/2025	9.000%	2,667,000	3,141,813
04/22/2030	9.625%	362,000	476,219
Ford Motor Credit Co. LLC
11/02/2020	2.343%	2,115,000	2,118,518
03/18/2021	3.336%	7,299,000	7,324,042
10/12/2021	3.813%	2,629,000	2,658,674
03/18/2024	5.584%	5,322,000	5,652,067
11/01/2024	4.063%	1,439,000	1,471,006
06/16/2025	5.125%	2,268,000	2,413,173
IAA Spinco, Inc.(e)
06/15/2027	5.500%	3,571,000	3,806,488
IHO Verwaltungs GmbH(e),(f)
09/15/2026	4.750%	1,551,000	1,587,353
05/15/2029	6.375%	21,000	21,668
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	3,322,000	3,356,733
Panther BF Aggregator 2 LP/Finance Co., Inc.(e)
05/15/2027	8.500%	1,881,000	1,979,956
Total			38,827,965
Brokerage/Asset Managers/Exchanges 0.1%
AG Issuer LLC(e)
03/01/2028	6.250%	865,000	875,664
NFP Corp.(e)
05/15/2025	7.000%	1,011,000	1,094,060
Total			1,969,724
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(e)
01/15/2028	4.000%	11,517,000	11,971,573
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	2,498,000	2,450,210
11/15/2026	4.500%	4,181,000	4,282,387
Core & Main LP(e)
08/15/2025	6.125%	729,000	750,789
James Hardie International Finance DAC(e)
01/15/2025	4.750%	1,430,000	1,474,490
01/15/2028	5.000%	750,000	797,063
Summit Materials LLC/Finance Corp.(e),(g)
01/15/2029	5.250%	489,000	507,215
Total			22,233,727
Cable and Satellite 7.7%
CCO Holdings LLC/Capital Corp.(e)
02/15/2026	5.750%	8,985,000	9,401,847
05/01/2026	5.500%	106,000	112,226
05/01/2027	5.875%	3,109,000	3,287,457
06/01/2029	5.375%	6,905,000	7,569,057
03/01/2030	4.750%	10,854,000	11,598,220
08/15/2030	4.500%	1,939,000	2,056,904
02/01/2031	4.250%	1,737,000	1,813,638
CSC Holdings LLC(e)
02/01/2028	5.375%	8,773,000	9,515,108
02/01/2029	6.500%	9,723,000	11,130,520
01/15/2030	5.750%	1,247,000	1,383,588
12/01/2030	4.125%	1,471,000	1,552,345
12/01/2030	4.625%	1,566,000	1,643,506
DISH DBS Corp.
11/15/2024	5.875%	5,415,000	5,665,186
07/01/2026	7.750%	13,892,000	15,591,669
Sirius XM Radio, Inc.(e)
07/15/2024	4.625%	1,395,000	1,468,554
07/15/2026	5.375%	2,888,000	3,052,060
07/01/2030	4.125%	5,354,000	5,650,612
Virgin Media Finance PLC(e)
07/15/2030	5.000%	3,884,000	4,043,614
Virgin Media Secured Finance PLC(e)
08/15/2026	5.500%	2,913,000	3,090,251
05/15/2029	5.500%	3,646,000	3,974,052
Ziggo BV(e)
01/15/2027	5.500%	13,660,000	14,391,215
01/15/2030	4.875%	2,941,000	3,101,176
Total			121,092,805
Chemicals 2.7%
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	4,749,000	4,878,367
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(e)
06/15/2027	4.750%	3,121,000	3,265,115
CF Industries, Inc.
03/15/2034	5.150%	2,094,000	2,441,622
03/15/2044	5.375%	459,000	560,029
Chemours Co. (The)
05/15/2027	5.375%	715,000	700,529
Illuminate Buyer LLC/Holdings IV, Inc.(e)
07/01/2028	9.000%	458,000	490,954
INEOS Group Holdings SA(e)
08/01/2024	5.625%	1,789,000	1,798,051
Innophos Holdings, Inc.(e)
02/15/2028	9.375%	1,450,000	1,493,186
Minerals Technologies, Inc.(e)
07/01/2028	5.000%	2,117,000	2,191,018
Platform Specialty Products Corp.(e)
12/01/2025	5.875%	9,250,000	9,651,667
PQ Corp.(e)
12/15/2025	5.750%	3,530,000	3,637,333
SPCM SA(e)
09/15/2025	4.875%	2,650,000	2,732,421
Starfruit Finco BV/US Holdco LLC(e)
10/01/2026	8.000%	4,168,000	4,449,153
WR Grace & Co-Conn(e)
06/15/2027	4.875%	3,162,000	3,367,065
Total			41,656,510
Construction Machinery 1.5%
H&E Equipment Services, Inc.
09/01/2025	5.625%	2,988,000	3,107,492
Herc Holdings, Inc.(e)
07/15/2027	5.500%	2,749,000	2,913,646
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	4,717,000	4,888,134
United Rentals North America, Inc.
09/15/2026	5.875%	2,077,000	2,215,702
12/15/2026	6.500%	7,328,000	8,100,055
United Rentals North America, Inc.(g)
02/15/2031	3.875%	1,973,000	1,973,000
Total			23,198,029
Consumer Cyclical Services 2.2%
APX Group, Inc.
12/01/2022	7.875%	9,429,000	9,540,617
11/01/2024	8.500%	8,891,000	9,164,145
ASGN, Inc.(e)
05/15/2028	4.625%	2,665,000	2,723,819

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Expedia Group, Inc.(e)
05/01/2025	6.250%	545,000	595,386
05/01/2025	7.000%	275,000	296,483
08/01/2027	4.625%	2,819,000	2,895,429
frontdoor, Inc.(e)
08/15/2026	6.750%	1,135,000	1,222,936
Match Group, Inc.(e)
12/15/2027	5.000%	170,000	180,096
06/01/2028	4.625%	2,194,000	2,317,162
Staples, Inc.(e)
04/15/2026	7.500%	2,264,000	1,986,658
04/15/2027	10.750%	634,000	410,378
Uber Technologies, Inc.(e)
11/01/2023	7.500%	1,320,000	1,373,096
05/15/2025	7.500%	2,064,000	2,194,684
Total			34,900,889
Consumer Products 2.5%
CD&R Smokey Buyer, Inc.(e)
07/15/2025	6.750%	2,201,000	2,361,105
Energizer Holdings, Inc.(e)
07/15/2026	6.375%	6,135,000	6,543,761
01/15/2027	7.750%	2,405,000	2,673,427
Mattel, Inc.(e)
12/15/2027	5.875%	2,422,000	2,618,804
Mattel, Inc.
11/01/2041	5.450%	2,289,000	2,062,865
Newell Brands, Inc.
06/01/2025	4.875%	1,194,000	1,298,060
Prestige Brands, Inc.(e)
03/01/2024	6.375%	5,422,000	5,625,295
01/15/2028	5.125%	3,353,000	3,516,176
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	3,653,000	3,868,420
Spectrum Brands, Inc.
07/15/2025	5.750%	1,818,000	1,880,881
Valvoline, Inc.(e)
08/15/2025	4.375%	1,062,000	1,096,803
02/15/2030	4.250%	5,328,000	5,595,007
Total			39,140,604
Diversified Manufacturing 1.4%
BWX Technologies, Inc.(e)
06/30/2028	4.125%	2,666,000	2,785,983
CFX Escrow Corp.(e)
02/15/2024	6.000%	1,031,000	1,085,132
02/15/2026	6.375%	912,000	987,831
MTS Systems Corp.(e)
08/15/2027	5.750%	644,000	626,437
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(e)
11/01/2026	6.125%	3,373,000	3,423,009
SPX FLOW, Inc.(e)
08/15/2024	5.625%	1,201,000	1,235,626
Vertical US Newco, Inc.(e)
07/15/2027	5.250%	1,249,000	1,313,476
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,633,547
WESCO Distribution, Inc.(e)
06/15/2025	7.125%	3,603,000	3,956,541
06/15/2028	7.250%	2,783,000	3,041,003
Total			22,088,585
Electric 5.2%
AES Corp. (The)
05/15/2026	6.000%	1,976,000	2,097,047
09/01/2027	5.125%	4,441,000	4,808,426
Calpine Corp.(e)
06/01/2026	5.250%	3,466,000	3,605,348
02/15/2028	4.500%	2,664,000	2,772,038
Calpine Corp.(e),(g)
02/01/2029	4.625%	1,592,000	1,609,971
02/01/2031	5.000%	1,985,000	2,037,127
Clearway Energy Operating LLC
10/15/2025	5.750%	3,751,000	4,009,549
09/15/2026	5.000%	5,656,000	5,930,233
Clearway Energy Operating LLC(e)
03/15/2028	4.750%	1,783,000	1,913,532
NextEra Energy Operating Partners LP(e)
07/15/2024	4.250%	3,422,000	3,645,515
10/15/2026	3.875%	5,194,000	5,472,719
09/15/2027	4.500%	8,160,000	8,929,954
NRG Energy, Inc.
01/15/2027	6.625%	960,000	1,028,894
01/15/2028	5.750%	388,000	427,088
NRG Energy, Inc.(e)
06/15/2029	5.250%	5,783,000	6,381,752
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	4,857,000	5,004,707
Pattern Energy Operations LP/Inc.(e)
08/15/2028	4.500%	1,261,000	1,335,619
PG&E Corp.
07/01/2028	5.000%	2,570,000	2,646,643
07/01/2030	5.250%	1,934,000	2,013,122
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	2,428,000	2,660,576
01/15/2030	4.750%	2,207,000	2,400,468

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(e)
09/01/2026	5.500%	2,500,000	2,643,044
02/15/2027	5.625%	2,321,000	2,489,220
07/31/2027	5.000%	5,158,000	5,486,843
Total			81,349,435
Environmental 0.5%
GFL Environmental, Inc.(e)
06/01/2025	4.250%	1,686,000	1,753,629
12/15/2026	5.125%	2,564,000	2,724,801
Waste Pro USA, Inc.(e)
02/15/2026	5.500%	3,044,000	3,102,377
Total			7,580,807
Finance Companies 2.3%
Alliance Data Systems Corp.(e)
12/15/2024	4.750%	652,000	606,093
Global Aircraft Leasing Co., Ltd.(e),(f)
09/15/2024	6.500%	2,458,000	1,529,874
Navient Corp.
01/25/2022	7.250%	7,645,000	8,035,666
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	5,855,000	5,591,821
Quicken Loans, Inc.(e)
05/01/2025	5.750%	10,436,000	10,772,270
Springleaf Finance Corp.
03/15/2023	5.625%	5,686,000	5,990,250
03/15/2024	6.125%	3,449,000	3,759,262
Total			36,285,236
Food and Beverage 3.8%
Aramark Services, Inc.(e)
05/01/2025	6.375%	1,156,000	1,219,098
FAGE International SA/USA Dairy Industry, Inc.(e)
08/15/2026	5.625%	4,518,000	4,429,407
JBS U.S.A. LUX SA/Finance, Inc.(e)
07/15/2024	5.875%	1,500,000	1,531,589
Kraft Heinz Foods Co.(e)
05/15/2027	3.875%	4,575,000	4,927,223
Kraft Heinz Foods Co. (The)
06/04/2042	5.000%	2,643,000	2,967,341
07/15/2045	5.200%	1,723,000	1,979,164
06/01/2046	4.375%	4,273,000	4,447,892
Kraft Heinz Foods Co. (The)(e)
10/01/2049	4.875%	2,463,000	2,706,762
Lamb Weston Holdings, Inc.(e)
11/01/2024	4.625%	2,632,000	2,757,778
11/01/2026	4.875%	6,945,000	7,309,145
05/15/2028	4.875%	1,390,000	1,555,424
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Performance Food Group, Inc.(e)
05/01/2025	6.875%	824,000	888,486
10/15/2027	5.500%	3,787,000	3,905,854
Pilgrim’s Pride Corp.(e)
03/15/2025	5.750%	817,000	839,927
09/30/2027	5.875%	2,936,000	3,107,094
Post Holdings, Inc.(e)
08/15/2026	5.000%	3,312,000	3,469,745
03/01/2027	5.750%	3,485,000	3,711,131
01/15/2028	5.625%	1,446,000	1,581,489
04/15/2030	4.625%	5,694,000	5,989,670
Total			59,324,219
Gaming 3.8%
Boyd Gaming Corp.(e)
06/01/2025	8.625%	1,140,000	1,257,621
12/01/2027	4.750%	2,419,000	2,321,743
Boyd Gaming Corp.
08/15/2026	6.000%	1,701,000	1,719,153
Caesars Resort Collection LLC/CRC Finco, Inc.(e)
10/15/2025	5.250%	2,049,000	1,845,643
Colt Merger Sub, Inc.(e)
07/01/2025	5.750%	1,158,000	1,208,964
07/01/2025	6.250%	4,823,000	5,029,008
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	7,904,000	8,392,029
International Game Technology PLC(e)
02/15/2022	6.250%	2,298,000	2,401,017
02/15/2025	6.500%	4,558,000	4,899,270
01/15/2029	5.250%	2,278,000	2,324,825
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,076,000	2,253,848
09/01/2026	4.500%	1,700,000	1,775,153
02/01/2027	5.750%	2,311,000	2,520,335
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(e)
06/15/2025	4.625%	1,951,000	2,053,944
Scientific Games International, Inc.(e)
10/15/2025	5.000%	6,395,000	6,346,106
05/15/2028	7.000%	1,346,000	1,245,050
11/15/2029	7.250%	1,345,000	1,242,938
Stars Group Holdings BV/Co-Borrower LLC(e)
07/15/2026	7.000%	1,705,000	1,842,573
VICI Properties LP/Note Co., Inc.(e)
12/01/2026	4.250%	2,002,000	2,061,183
02/15/2027	3.750%	1,486,000	1,494,232
12/01/2029	4.625%	1,603,000	1,686,124
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	2,916,000	2,741,309

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(e)
04/15/2025	7.750%	775,000	814,676
Total			59,476,744
Health Care 5.4%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	1,476,000	1,498,572
03/01/2024	6.500%	454,000	468,705
Acadia Healthcare Co., Inc.(e)
07/01/2028	5.500%	670,000	710,976
Avantor Funding, Inc.(e)
07/15/2028	4.625%	3,751,000	3,971,483
Avantor, Inc.(e)
10/01/2024	6.000%	1,345,000	1,415,555
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	5,835,000	5,963,816
Charles River Laboratories International, Inc.(e)
04/01/2026	5.500%	1,382,000	1,460,726
05/01/2028	4.250%	884,000	935,409
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	2,751,000	2,777,702
CHS/Community Health Systems, Inc.(e)
02/15/2025	6.625%	2,839,000	2,870,275
Encompass Health Corp.
02/01/2028	4.500%	2,314,000	2,430,582
02/01/2030	4.750%	1,214,000	1,282,621
HCA, Inc.
09/01/2028	5.625%	6,274,000	7,485,654
02/01/2029	5.875%	1,867,000	2,275,431
09/01/2030	3.500%	7,614,000	8,021,348
Hologic, Inc.(e)
10/15/2025	4.375%	6,139,000	6,308,560
02/01/2028	4.625%	748,000	799,618
IQVIA, Inc.(e)
05/15/2027	5.000%	2,436,000	2,602,834
Select Medical Corp.(e)
08/15/2026	6.250%	4,485,000	4,831,610
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,744,050
11/15/2027	4.625%	2,825,000	3,053,991
Teleflex, Inc.(e)
06/01/2028	4.250%	1,089,000	1,166,455
Tenet Healthcare Corp.(e)
04/01/2025	7.500%	3,563,000	3,943,154
01/01/2026	4.875%	4,325,000	4,522,051
11/01/2027	5.125%	10,728,000	11,380,399
06/15/2028	4.625%	1,062,000	1,116,333
Total			85,037,910
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 1.3%
Centene Corp.(e)
04/01/2025	5.250%	5,935,000	6,189,016
Centene Corp.
12/15/2027	4.250%	3,736,000	3,979,082
12/15/2029	4.625%	6,167,000	6,887,270
02/15/2030	3.375%	3,703,000	3,919,580
Total			20,974,948
Home Construction 1.9%
KB Home
11/15/2029	4.800%	1,895,000	1,968,393
Lennar Corp.
11/15/2024	5.875%	2,630,000	2,980,748
06/01/2026	5.250%	4,607,000	5,159,813
Meritage Homes Corp.
04/01/2022	7.000%	5,498,000	5,944,237
Shea Homes LP/Funding Corp.(e)
02/15/2028	4.750%	3,891,000	3,992,030
Taylor Morrison Communities, Inc.(e)
01/15/2028	5.750%	1,835,000	2,059,896
08/01/2030	5.125%	1,222,000	1,334,076
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2023	5.875%	376,000	396,087
03/01/2024	5.625%	3,500,000	3,692,581
TRI Pointe Group, Inc.
06/15/2028	5.700%	743,000	818,449
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,211,000	1,310,106
Total			29,656,416
Independent Energy 6.7%
Apache Corp.
02/01/2042	5.250%	840,000	809,579
04/15/2043	4.750%	396,000	376,981
01/15/2044	4.250%	600,000	536,997
Callon Petroleum Co.
07/01/2026	6.375%	7,215,000	2,160,453
Continental Resources, Inc.
04/15/2023	4.500%	755,000	755,096
01/15/2028	4.375%	882,000	822,883
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	8,026,000	7,880,746
Endeavor Energy Resources LP/Finance, Inc.(e)
07/15/2025	6.625%	1,176,000	1,235,849
01/30/2026	5.500%	169,000	171,824
01/30/2028	5.750%	5,743,000	5,935,719

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQT Corp.
10/01/2027	3.900%	1,729,000	1,630,511
02/01/2030	7.000%	772,000	894,696
Hilcorp Energy I LP/Finance Co.(e)
10/01/2025	5.750%	2,927,000	2,778,751
11/01/2028	6.250%	2,371,000	2,199,357
Matador Resources Co.
09/15/2026	5.875%	6,936,000	5,271,967
Occidental Petroleum Corp.
08/15/2022	2.700%	2,179,000	2,107,698
08/15/2024	2.900%	20,063,000	18,880,535
04/15/2026	3.400%	5,516,000	4,999,470
08/15/2026	3.200%	1,317,000	1,199,493
08/15/2029	3.500%	2,904,000	2,579,283
04/15/2046	4.400%	8,477,000	6,900,697
08/15/2049	4.400%	2,407,000	1,960,348
Parsley Energy LLC/Finance Corp.(e)
10/15/2027	5.625%	13,230,000	13,851,225
02/15/2028	4.125%	2,298,000	2,286,623
QEP Resources, Inc.
03/01/2026	5.625%	2,487,000	1,449,190
SM Energy Co.
09/15/2026	6.750%	5,437,000	2,717,288
01/15/2027	6.625%	2,689,000	1,342,835
WPX Energy, Inc.
01/15/2030	4.500%	12,152,000	11,323,795
Total			105,059,889
Integrated Energy 0.4%
Cenovus Energy, Inc.
07/15/2025	5.375%	1,576,000	1,578,588
04/15/2027	4.250%	2,014,000	1,904,539
11/15/2039	6.750%	2,229,000	2,320,881
Total			5,804,008
Leisure 0.9%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(e)
05/01/2025	5.500%	3,005,000	3,062,667
Cinemark USA, Inc.(e)
05/01/2025	8.750%	2,163,000	2,246,608
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	2,876,000	2,719,553
05/15/2027	6.500%	3,257,000	3,502,224
Six Flags Theme Parks, Inc.(e)
07/01/2025	7.000%	1,495,000	1,604,498
Viking Cruises Ltd.(e)
05/15/2025	13.000%	800,000	870,444
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VOC Escrow Ltd.(e)
02/15/2028	5.000%	660,000	537,791
Total			14,543,785
Lodging 0.3%
Hilton Domestic Operating Co., Inc.(e)
05/01/2025	5.375%	1,505,000	1,572,789
05/01/2028	5.750%	1,658,000	1,769,915
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	1,518,000	1,564,722
Total			4,907,426
Media and Entertainment 3.7%
Clear Channel International BV(e),(g)
08/01/2025	6.625%	3,040,000	3,108,400
Clear Channel Worldwide Holdings, Inc.(e)
08/15/2027	5.125%	8,452,000	8,318,037
Diamond Sports Group LLC/Finance Co.(e)
08/15/2026	5.375%	3,740,000	2,866,864
iHeartCommunications, Inc.
05/01/2026	6.375%	1,716,030	1,815,930
iHeartCommunications, Inc.(e)
08/15/2027	5.250%	3,616,000	3,660,097
01/15/2028	4.750%	4,435,000	4,408,993
Lamar Media Corp.(e)
02/15/2028	3.750%	3,097,000	3,123,191
Netflix, Inc.
11/15/2028	5.875%	10,259,000	12,704,806
05/15/2029	6.375%	589,000	747,893
Netflix, Inc.(e)
11/15/2029	5.375%	1,999,000	2,418,688
06/15/2030	4.875%	2,682,000	3,154,297
Outfront Media Capital LLC/Corp.(e)
08/15/2027	5.000%	2,098,000	2,053,768
03/15/2030	4.625%	3,133,000	2,935,013
TEGNA, Inc.(e)
09/15/2029	5.000%	2,745,000	2,765,058
Twitter, Inc.(e)
12/15/2027	3.875%	3,567,000	3,821,202
Total			57,902,237
Metals and Mining 4.3%
Alcoa Nederland Holding BV(e)
09/30/2024	6.750%	366,000	380,989
09/30/2026	7.000%	2,229,000	2,414,643
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	2,777,000	2,799,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Constellium NV(e)
03/01/2025	6.625%	3,332,000	3,464,686
02/15/2026	5.875%	7,886,000	8,238,389
Constellium SE(e)
06/15/2028	5.625%	1,467,000	1,533,244
Freeport-McMoRan, Inc.
11/14/2024	4.550%	4,177,000	4,582,345
09/01/2029	5.250%	3,086,000	3,414,058
08/01/2030	4.625%	3,644,000	3,902,819
03/15/2043	5.450%	8,448,000	9,390,696
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	3,578,000	3,627,118
01/15/2025	7.625%	9,474,000	9,591,303
Novelis Corp.(e)
09/30/2026	5.875%	8,886,000	9,475,190
01/30/2030	4.750%	3,697,000	3,860,566
Total			66,675,966
Midstream 5.5%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,909,000	3,074,393
DCP Midstream Operating LP
04/01/2044	5.600%	10,087,000	8,856,768
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	3,649,000	3,244,318
EQM Midstream Partners LP(e)
07/01/2025	6.000%	1,803,000	1,905,887
07/01/2027	6.500%	1,714,000	1,888,440
Genesis Energy LP/Finance Corp.
06/15/2024	5.625%	1,617,000	1,502,972
10/01/2025	6.500%	346,000	320,479
02/01/2028	7.750%	1,467,000	1,414,053
Holly Energy Partners LP/Finance Corp.(e)
02/01/2028	5.000%	5,634,000	5,529,981
NuStar Logistics LP
06/01/2026	6.000%	1,402,000	1,436,680
04/28/2027	5.625%	7,588,000	7,412,299
Rockies Express Pipeline LLC(e)
05/15/2025	3.600%	1,311,000	1,270,962
07/15/2029	4.950%	4,891,000	4,774,864
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	4,435,000	4,117,063
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,608,000	1,633,483
02/15/2026	5.500%	4,168,000	4,290,136
Tallgrass Energy Partners LP/Finance Corp.(e)
03/01/2027	6.000%	856,000	775,422
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	6,206,000	6,407,879
01/15/2028	5.000%	4,551,000	4,643,585
Targa Resources Partners LP/Finance Corp.(e)
03/01/2030	5.500%	5,319,000	5,625,011
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	4,179,265
Western Midstream Operating LP
02/01/2025	3.100%	1,889,000	1,873,141
02/01/2030	4.050%	9,187,000	9,285,065
Total			85,462,146
Oil Field Services 0.8%
Apergy Corp.
05/01/2026	6.375%	2,517,000	2,359,868
Archrock Partners LP/Finance Corp.(e)
04/01/2028	6.250%	1,655,000	1,684,385
Nabors Industries Ltd.(e)
01/15/2028	7.500%	4,557,000	2,895,590
Transocean Sentry Ltd.(e)
05/15/2023	5.375%	4,810,000	4,220,775
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	971,000	985,364
Total			12,145,982
Other Industry 0.1%
Hillenbrand, Inc.
06/15/2025	5.750%	723,000	779,285
Other REIT 0.3%
Ladder Capital Finance Holdings LLLP/Corp.(e)
10/01/2025	5.250%	4,464,000	4,060,970
02/01/2027	4.250%	310,000	261,786
Total			4,322,756
Packaging 2.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(e)
02/15/2025	6.000%	774,000	808,708
04/30/2025	5.250%	2,694,000	2,859,307
08/15/2026	4.125%	2,302,000	2,390,407
08/15/2027	5.250%	2,717,000	2,824,301
Berry Global Escrow Corp.(e)
07/15/2026	4.875%	2,207,000	2,330,683
Berry Global, Inc.
07/15/2023	5.125%	2,050,000	2,078,979
BWAY Holding Co.(e)
04/15/2024	5.500%	3,689,000	3,761,764
Owens-Brockway Glass Container, Inc.(e)
08/15/2023	5.875%	3,526,000	3,721,706

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(e)
07/15/2023	5.125%	10,633,000	10,806,283
Trivium Packaging Finance BV(e)
08/15/2026	5.500%	7,510,000	8,009,958
Total			39,592,096
Pharmaceuticals 3.0%
Bausch Health Companies, Inc.(e)
03/15/2024	7.000%	5,656,000	5,917,706
04/15/2025	6.125%	2,344,000	2,421,828
11/01/2025	5.500%	2,427,000	2,517,615
12/15/2025	9.000%	2,385,000	2,644,641
04/01/2026	9.250%	6,499,000	7,316,402
01/31/2027	8.500%	3,439,000	3,845,324
01/15/2028	7.000%	606,000	660,204
01/30/2028	5.000%	1,675,000	1,682,404
02/15/2029	6.250%	3,898,000	4,144,008
01/30/2030	5.250%	1,674,000	1,709,257
Catalent Pharma Solutions, Inc.(e)
01/15/2026	4.875%	2,653,000	2,721,549
07/15/2027	5.000%	980,000	1,042,438
Jaguar Holding Co. II/PPD Development LP(e)
06/15/2025	4.625%	1,497,000	1,576,401
06/15/2028	5.000%	1,376,000	1,465,735
Par Pharmaceutical, Inc.(e)
04/01/2027	7.500%	6,141,000	6,535,008
Total			46,200,520
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(d),(e)
12/01/2097	0.000%	4,600,000	46
Subordinated
12/01/2037	0.000%	180,000	2
Lumbermens Mutual Casualty Co.(d)
Subordinated
07/01/2026	0.000%	9,865,000	98
Total			146
Restaurants 1.3%
1011778 BC ULC/New Red Finance, Inc.(e)
05/15/2024	4.250%	3,870,000	3,947,862
04/15/2025	5.750%	2,674,000	2,877,156
01/15/2028	3.875%	2,764,000	2,871,777
IRB Holding Corp.(e)
06/15/2025	7.000%	6,560,000	7,157,314
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(e)
06/01/2026	5.250%	2,000,000	2,093,597
Yum! Brands, Inc.(e)
04/01/2025	7.750%	519,000	581,804
Total			19,529,510
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 1.1%
Burlington Coat Factory Warehouse Corp.(e)
04/15/2025	6.250%	555,000	593,686
L Brands, Inc.(e)
07/01/2025	6.875%	1,832,000	1,972,123
07/01/2025	9.375%	742,000	827,354
L Brands, Inc.
02/01/2028	5.250%	1,286,000	1,194,795
06/15/2029	7.500%	860,000	883,653
11/01/2035	6.875%	2,618,000	2,507,055
Nordstrom, Inc.(e)
05/15/2025	8.750%	1,393,000	1,523,917
PetSmart, Inc.(e)
06/01/2025	5.875%	7,305,000	7,508,433
Total			17,011,016
Supermarkets 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,955,000	2,019,670
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(e)
03/15/2026	7.500%	1,483,000	1,670,286
02/15/2028	5.875%	1,698,000	1,872,556
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
01/15/2027	4.625%	3,087,000	3,281,895
02/15/2030	4.875%	6,256,000	6,746,561
Total			15,590,968
Technology 5.0%
Boxer Parent Co., Inc.(e)
10/02/2025	7.125%	1,027,000	1,132,861
BY Crown Parent LLC/Bond Finance, Inc.(e)
01/31/2026	4.250%	945,000	979,831
Camelot Finance SA(e)
11/01/2026	4.500%	1,779,000	1,851,691
CDK Global, Inc.
06/01/2027	4.875%	1,771,000	1,894,055
CommScope Technologies LLC(e)
06/15/2025	6.000%	3,260,000	3,332,198
Gartner, Inc.(e)
04/01/2025	5.125%	10,720,000	11,137,722
07/01/2028	4.500%	3,104,000	3,270,188
Iron Mountain, Inc.(e)
07/15/2028	5.000%	2,132,000	2,224,432
07/15/2030	5.250%	3,840,000	4,018,969
Microchip Technology, Inc.(e)
09/01/2025	4.250%	2,959,000	3,098,754
MSCI, Inc.(e)
08/01/2026	4.750%	3,710,000	3,900,657

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.
07/15/2022	5.000%	3,769,000	3,782,037
12/15/2023	6.375%	4,719,000	4,859,674
NCR Corp.(e)
04/15/2025	8.125%	2,214,000	2,457,192
Plantronics, Inc.(e)
05/31/2023	5.500%	5,736,000	5,421,616
PTC, Inc.(e)
02/15/2025	3.625%	631,000	653,737
02/15/2028	4.000%	911,000	956,889
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	8,438,000	8,816,213
Refinitiv US Holdings, Inc.(e)
05/15/2026	6.250%	10,458,000	11,294,454
11/15/2026	8.250%	1,183,000	1,305,630
Sabre GLBL, Inc.(e)
04/15/2025	9.250%	599,000	659,294
Tempo Acquisition LLC/Finance Corp.(e)
06/01/2025	5.750%	1,675,000	1,759,016
Total			78,807,110
Transportation Services 0.6%
Hertz Corp. (The)(d),(e)
06/01/2022	0.000%	4,936,000	4,355,888
10/15/2024	0.000%	1,569,000	619,711
08/01/2026	0.000%	2,028,000	795,028
01/15/2028	0.000%	6,331,000	2,497,726
XPO Logistics, Inc.(e)
06/15/2022	6.500%	1,859,000	1,864,064
Total			10,132,417
Wireless 5.4%
Altice France SA(e)
05/01/2026	7.375%	15,786,000	16,823,545
02/01/2027	8.125%	3,063,000	3,421,402
01/15/2028	5.500%	3,507,000	3,685,109
SBA Communications Corp.
09/01/2024	4.875%	12,540,000	12,903,945
SBA Communications Corp.(e)
02/15/2027	3.875%	3,615,000	3,741,939
Sprint Capital Corp.
11/15/2028	6.875%	6,965,000	9,030,375
03/15/2032	8.750%	1,378,000	2,126,509
Sprint Corp.
03/01/2026	7.625%	4,147,000	5,187,978
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	12,777,000	13,462,184
02/01/2026	4.500%	2,022,000	2,089,620
04/15/2027	5.375%	2,000,000	2,172,476
02/01/2028	4.750%	9,528,000	10,330,265
Total			84,975,347
Wirelines 2.7%
CenturyLink, Inc.
06/15/2021	6.450%	1,784,000	1,848,188
12/01/2023	6.750%	4,247,000	4,713,486
04/01/2024	7.500%	10,039,000	11,348,717
CenturyLink, Inc.(e)
12/15/2026	5.125%	7,419,000	7,760,131
02/15/2027	4.000%	1,365,000	1,426,783
Front Range BidCo, Inc.(e)
03/01/2027	4.000%	7,837,000	7,849,642
Level 3 Financing, Inc.(e)
07/01/2028	4.250%	5,396,000	5,633,151
Telecom Italia Capital SA
09/30/2034	6.000%	1,183,000	1,434,342
Total			42,014,440
Total Corporate Bonds & Notes (Cost $1,413,477,353)			1,478,245,415

Foreign Government Obligations(h) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(e)
06/01/2027	5.250%	3,386,000	3,203,251
Total Foreign Government Obligations (Cost $2,975,055)			3,203,251

Senior Loans 2.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.3%
8th Avenue Food & Provisions, Inc.(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	3.675%	4,765,980	4,686,149
Finance Companies 0.2%
Ellie Mae, Inc.(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	4.058%	3,393,358	3,336,112

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.3%
BellRing Brands LLC(i),(j)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	3,679,650	3,688,849
Froneri International Ltd.(i),(j)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	5.911%	491,000	473,815
Total			4,162,664
Metals and Mining 0.4%
Big River Steel LLC(i),(j)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.000%	5,837,527	5,545,651
Restaurants 0.2%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(i),(j)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	3,718,449	3,484,187
Technology 0.6%
Ascend Learning LLC(i),(j)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	2,757,469	2,695,426
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Project Alpha Intermediate Holding, Inc.(i),(j)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	4.520%	2,064,034	2,015,013
Ultimate Software Group, Inc. (The)(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.911%	1,536,390	1,520,227
1-month USD LIBOR + 4.000% Floor 0.750% 05/04/2026	4.750%	2,981,000	2,979,897
Total			9,210,563
Total Senior Loans (Cost $31,051,831)			30,425,326

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(k),(l)	40,340,970	40,340,970
Total Money Market Funds (Cost $40,340,970)		40,340,970
Total Investments in Securities (Cost: $1,491,036,356)		1,552,280,501
Other Assets & Liabilities, Net		11,373,090
Net Assets		1,563,653,591

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2020, the total value of these securities amounted to $62, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2020, the total value of these securities amounted to $8,268,499, which represents 0.53% of total net assets.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $973,555,911, which represents 62.26% of total net assets.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a security purchased on a when-issued basis.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	The stated interest rate represents the weighted average interest rate at July 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments  (continued)
(j)	Variable rate security. The interest rate shown was the current rate as of July 31, 2020.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	112,887,207	677,630,147	(750,176,384)	—	40,340,970	56,485	1,125,318	40,340,970
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,835	—	62	1,897
Consumer Discretionary	59,605	—	—	59,605
Industrials	4,037	—	—	4,037
Utilities	—	—	0*	0*
Total Common Stocks	65,477	—	62	65,539
Convertible Bonds	—	—	0*	0*
Corporate Bonds & Notes	—	1,478,245,415	—	1,478,245,415
Foreign Government Obligations	—	3,203,251	—	3,203,251
Senior Loans	—	30,425,326	—	30,425,326
Money Market Funds	40,340,970	—	—	40,340,970
Total Investments in Securities	40,406,447	1,511,873,992	62	1,552,280,501

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	19

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,450,695,386)	$1,511,939,531
Affiliated issuers (cost $40,340,970)	40,340,970
Cash	36,213
Receivable for:
Investments sold	1,883,380
Capital shares sold	5,870,091
Dividends	4,877
Interest	20,775,955
Foreign tax reclaims	9,282
Expense reimbursement due from Investment Manager	4,444
Prepaid expenses	9,425
Total assets	1,580,874,168
Liabilities
Payable for:
Investments purchased	262,835
Investments purchased on a delayed delivery basis	9,118,320
Capital shares purchased	2,020,902
Distributions to shareholders	5,288,503
Management services fees	26,838
Distribution and/or service fees	2,869
Transfer agent fees	199,272
Compensation of board members	211,137
Other expenses	89,901
Total liabilities	17,220,577
Net assets applicable to outstanding capital stock	$1,563,653,591
Represented by
Paid in capital	1,547,056,197
Total distributable earnings (loss)	16,597,394
Total - representing net assets applicable to outstanding capital stock	$1,563,653,591
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$314,013,887
Shares outstanding	32,468,569
Net asset value per share	$9.67
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.15
Advisor Class
Net assets	$11,317,409
Shares outstanding	1,166,174
Net asset value per share	$9.70
Class C
Net assets	$26,464,939
Shares outstanding	2,738,938
Net asset value per share	$9.66
Institutional Class
Net assets	$702,634,620
Shares outstanding	72,512,962
Net asset value per share	$9.69
Institutional 2 Class
Net assets	$108,883,357
Shares outstanding	11,227,056
Net asset value per share	$9.70
Institutional 3 Class
Net assets	$399,853,691
Shares outstanding	41,283,359
Net asset value per share	$9.69
Class R
Net assets	$485,688
Shares outstanding	50,223
Net asset value per share	$9.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	21

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$2,560
Dividends — affiliated issuers	1,125,318
Interest	72,256,560
Interfund lending	324
Total income	73,384,762
Expenses:
Management services fees	8,445,517
Distribution and/or service fees
Class A	863,853
Class C	312,423
Class R	3,856
Transfer agent fees
Class A	589,209
Advisor Class	21,869
Class C	52,841
Institutional Class	878,338
Institutional 2 Class	56,515
Institutional 3 Class	33,497
Class R	1,203
Compensation of board members	32,179
Custodian fees	25,153
Printing and postage fees	124,373
Registration fees	173,220
Audit fees	35,500
Legal fees	20,704
Compensation of chief compliance officer	266
Other	47,593
Total expenses	11,718,109
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(654,116)
Expense reduction	(440)
Total net expenses	11,063,553
Net investment income	62,321,209
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	3,323,612
Investments — affiliated issuers	56,485
Swap contracts	(3,947,245)
Net realized loss	(567,148)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	37,195,727
Swap contracts	(949,731)
Net change in unrealized appreciation (depreciation)	36,245,996
Net realized and unrealized gain	35,678,848
Net increase in net assets resulting from operations	$98,000,057
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$62,321,209	$62,101,859
Net realized loss	(567,148)	(16,917,649)
Net change in unrealized appreciation (depreciation)	36,245,996	47,036,443
Net increase in net assets resulting from operations	98,000,057	92,220,653
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,044,784)	(18,080,411)
Advisor Class	(594,869)	(696,578)
Class C	(1,127,815)	(1,772,860)
Institutional Class	(19,463,503)	(14,978,958)
Institutional 2 Class	(4,451,112)	(3,656,459)
Institutional 3 Class	(19,558,890)	(22,708,762)
Class R	(31,903)	(47,006)
Class T	—	(1,753)
Total distributions to shareholders	(60,272,876)	(61,942,787)
Increase (decrease) in net assets from capital stock activity	265,674,496	(185,208,531)
Total increase (decrease) in net assets	303,401,677	(154,930,665)
Net assets at beginning of year	1,260,251,914	1,415,182,579
Net assets at end of year	$1,563,653,591	$1,260,251,914
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	23

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,103,651	49,679,411	3,933,922	37,953,743
Distributions reinvested	1,421,336	13,711,010	1,724,355	16,546,438
Redemptions	(11,858,541)	(113,329,603)	(11,717,018)	(112,114,719)
Net decrease	(5,333,554)	(49,939,182)	(6,058,741)	(57,614,538)
Advisor Class
Subscriptions	409,380	4,035,748	466,826	4,497,436
Distributions reinvested	60,423	585,156	70,686	681,472
Redemptions	(841,950)	(8,106,913)	(562,583)	(5,433,247)
Net decrease	(372,147)	(3,486,009)	(25,071)	(254,339)
Class C
Subscriptions	262,019	2,542,578	297,236	2,852,283
Distributions reinvested	113,138	1,091,472	177,136	1,696,896
Redemptions	(1,373,697)	(13,200,473)	(2,329,384)	(22,364,846)
Net decrease	(998,540)	(9,566,423)	(1,855,012)	(17,815,667)
Institutional Class
Subscriptions	51,867,423	433,551,130	8,209,281	79,586,943
Distributions reinvested	1,843,427	17,553,270	1,325,493	12,748,558
Redemptions	(13,854,497)	(131,601,835)	(12,219,753)	(117,110,231)
Net increase (decrease)	39,856,353	319,502,565	(2,684,979)	(24,774,730)
Institutional 2 Class
Subscriptions	6,639,187	63,134,322	2,979,815	28,700,553
Distributions reinvested	461,299	4,439,563	379,384	3,654,823
Redemptions	(4,033,891)	(38,211,425)	(3,135,709)	(30,195,014)
Net increase	3,066,595	29,362,460	223,490	2,160,362
Institutional 3 Class
Subscriptions	5,836,205	55,498,572	2,724,190	26,221,250
Distributions reinvested	1,266,320	12,209,013	1,404,665	13,504,407
Redemptions	(9,334,298)	(87,511,706)	(13,351,526)	(126,615,052)
Net decrease	(2,231,773)	(19,804,121)	(9,222,671)	(86,889,395)
Class R
Subscriptions	41,006	392,072	61,693	584,050
Distributions reinvested	2,932	28,460	4,086	39,256
Redemptions	(89,862)	(815,326)	(55,680)	(535,909)
Net increase (decrease)	(45,924)	(394,794)	10,099	87,397
Class T
Distributions reinvested	—	—	150	1,460
Redemptions	—	—	(11,629)	(109,081)
Net decrease	—	—	(11,479)	(107,621)
Total net increase (decrease)	33,941,010	265,674,496	(19,624,364)	(185,208,531)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2020

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Columbia Income Opportunities Fund | Annual Report 2020	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$9.87	0.43	(0.21)(c)	0.22	(0.42)	—	(0.42)
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	—	(0.45)
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—	(0.43)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Advisor Class
Year Ended 7/31/2020	$9.91	0.46	(0.23)(c)	0.23	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Class C
Year Ended 7/31/2020	$9.86	0.36	(0.21)(c)	0.15	(0.35)	—	(0.35)
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	—	(0.38)
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—	(0.36)
Year Ended 7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)	(0.45)
Institutional Class
Year Ended 7/31/2020	$9.89	0.45	(0.21)(c)	0.24	(0.44)	—	(0.44)
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Institutional 2 Class
Year Ended 7/31/2020	$9.90	0.46	(0.21)(c)	0.25	(0.45)	—	(0.45)
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—	(0.47)
Year Ended 7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$9.67	2.32%	1.09%	1.04%(d)	4.45%	56%	$314,014
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03%(d)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10%(e)	1.06%(d),(e)	4.45%	53%	$503,167
Year Ended 7/31/2016	$9.70	3.29%	1.13%	1.07%(d)	4.63%	53%	$1,520,106
Advisor Class
Year Ended 7/31/2020	$9.70	2.48%	0.84%	0.79%(d)	4.70%	56%	$11,317
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79%(d)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83%(e)	0.81%(d),(e)	4.71%	53%	$11,488
Year Ended 7/31/2016	$9.73	3.55%	0.89%	0.82%(d)	4.94%	53%	$9,824
Class C
Year Ended 7/31/2020	$9.66	1.55%	1.84%	1.79%(d)	3.70%	56%	$26,465
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78%(d)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83%(e)	1.81%(d),(e)	3.71%	53%	$88,881
Year Ended 7/31/2016	$9.69	2.51%	1.88%	1.82%(d)	3.89%	53%	$98,405
Institutional Class
Year Ended 7/31/2020	$9.69	2.58%	0.87%	0.78%(d)	4.76%	56%	$702,635
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78%(d)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82%(d)	4.77%	53%	$773,284
Year Ended 7/31/2016	$9.72	3.55%	0.88%	0.82%(d)	4.88%	53%	$670,496
Institutional 2 Class
Year Ended 7/31/2020	$9.70	2.65%	0.73%	0.71%	4.79%	56%	$108,883
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
Year Ended 7/31/2016	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$9.89	0.47	(0.21)(c)	0.26	(0.46)	—	(0.46)
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	—	(0.49)
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—	(0.48)
Year Ended 7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)	(0.56)
Class R
Year Ended 7/31/2020	$9.87	0.41	(0.22)(c)	0.19	(0.39)	—	(0.39)
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	—	(0.43)
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	—	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—	(0.41)
Year Ended 7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R
07/31/2017	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Income Opportunities Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$9.69	2.70%	0.68%	0.66%	4.83%	56%	$399,854
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Year Ended 7/31/2016	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
Class R
Year Ended 7/31/2020	$9.67	2.06%	1.32%	1.29%(d)	4.16%	56%	$486
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28%(d)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33%(e)	1.31%(d),(e)	4.22%	53%	$1,598
Year Ended 7/31/2016	$9.70	3.03%	1.38%	1.32%(d)	4.39%	53%	$1,430
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2020	29

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
30	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Income Opportunities Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
32	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	(3,947,245)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	(949,731)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Credit default swap contracts — sell protection	(14,620,885)

*	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Columbia Income Opportunities Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
34	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Income Opportunities Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
36	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $440.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $990,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	130,814
Class C	—	1.00(b)	1,599

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Income Opportunities Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.03%	1.05%
Advisor Class	0.78	0.80
Class C	1.78	1.80
Institutional Class	0.78	0.80
Institutional 2 Class	0.71	0.73
Institutional 3 Class	0.66	0.68
Class R	1.28	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward, swap investments and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,908,134	(1,908,134)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
60,272,876	—	60,272,876	61,942,787	—	61,942,787
38	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
9,158,032	—	(46,613,299)	59,551,084
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,492,729,417	92,176,423	(32,625,339)	59,551,084
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(34,568,752)	(12,044,547)	(46,613,299)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,022,645,960 and $705,231,093, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Income Opportunities Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
July 31, 2020
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,614,286	1.36	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates.
40	Columbia Income Opportunities Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Income Opportunities Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
July 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, two unaffiliated shareholders of record owned 20.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 63.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia Income Opportunities Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Income Opportunities Fund | Annual Report 2020	43

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
44	Columbia Income Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Columbia Income Opportunities Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Income Opportunities Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Income Opportunities Fund | Annual Report 2020	47

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees
48	Columbia Income Opportunities Fund | Annual Report 2020

Approval of Management Agreement  (continued)

(Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager
Columbia Income Opportunities Fund | Annual Report 2020	49

Approval of Management Agreement  (continued)

inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
50	Columbia Income Opportunities Fund | Annual Report 2020

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Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN164_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Disciplined Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Disciplined Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	8.86	9.51	13.36
	Including sales charges		2.59	8.22	12.69
Advisor Class*		03/19/13	9.11	9.82	13.58
Class C	Excluding sales charges	04/24/03	8.00	8.70	12.52
	Including sales charges		7.01	8.70	12.52
Institutional Class*		09/27/10	9.16	9.80	13.66
Institutional 2 Class		12/11/06	9.15	9.84	13.77
Institutional 3 Class*		06/01/15	9.15	9.89	13.57
Class R		12/11/06	8.62	9.24	13.10
S&P 500 Index			11.96	11.49	13.84
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Core Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2020)
Communication Services	10.7
Consumer Discretionary	11.9
Consumer Staples	7.1
Energy	2.4
Financials	10.2
Health Care	14.7
Industrials	7.9
Information Technology	27.5
Materials	2.0
Real Estate	2.7
Utilities	2.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares gained 8.86% excluding sales charges. The Fund produced solid absolute gains but underperformed the S&P 500 Index, which rose 11.96%. Stock selection detracted most from the Fund’s relative results, while sector allocation also detracted, albeit modestly.
U.S. equity markets advanced despite heightened volatility
The annual period began with U.S. equity markets trading in a rather narrow range. Stocks were supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (the Fed), highlighted by quarter-point interest rate cuts in both August and September 2019. In addition, investors appeared confident that corporate earnings, while decelerating from the levels of 2018, would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, ongoing trade disputes between the U.S. and China, and the U.S. House of Representatives’ initiation of a formal impeachment investigation against the U.S. President in late September. U.S. equities then surged in the fourth quarter of 2019 amid a relatively low degree of volatility. Investors were encouraged by evidence of improving economic growth both in the U.S. and overseas, apparent progress in the U.S.-China trade talks, and continued support from Fed policy. Although the Fed indicated it was unlikely to enact any further rate cuts, its sizable injections of liquidity into the financial system boosted investor sentiment.
U.S. equities fell sharply in the first three months of 2020, finishing with their weakest calendar quarter since 2008 and the worst first-quarter return in history. This result obscures the fact that the new year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much wider than first thought. As containment efforts led to a shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings going forward. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn reached its nadir on March 23, at which point the major U.S. indices had given up all of the gains of the past three calendar years. Equities subsequently recovered in the final days of the quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus. The Fed cut interest rates to near-zero and announced a wide range of new lending facilities and asset-purchase programs, and the U.S. Congress passed a $2.2 trillion stimulus package. U.S. equities then posted a sizable gain in the last four months of the annual period, reflecting the strong rebound in investor sentiment. The prospect of a gradual reopening of U.S. businesses fueled an emerging consensus. Also, the Fed provided ongoing support to the markets through a wide range of accommodative policies.
For the annual period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor large capitalization during the annual period, as such stocks significantly outperformed their smaller-cap counterparts. The Russell 1000 Index returned 12.03% compared to the -4.59% return of the Russell 2000 Index for the annual period. Stocks characterized by high dividend yield, high momentum, high growth and high profitability were also in favor during the annual period. Conversely, low volatility, high earnings yield and high book-to-price value characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model performed well overall, driven by the strong positive guidance provided by the quality and catalyst themes, which more than offset the strong negative guidance of the value theme. Of our 22 industry-specific models, however, 14 underperformed the benchmark, with industrials-transportation, information technology-hardware and information technology-semiconductors detracting most. Consumer discretionary-autos & durables, communication services and energy-exploration & production were the biggest positive contributors during the annual period.
Columbia Disciplined Core Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Stock selection overall detracted most from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract, albeit modestly, from relative performance during the annual period. Stock selection overall detracted most from the Fund’s performance relative to the benchmark. Stock selection in the information technology sector was the primary detractor from the Fund’s relative performance, followed at some distance by health care and materials.
Among the individual stocks detracting most from relative performance were those in which the Fund had underweighted positions, namely information technology giant Apple, Inc. and e-commerce behemoth Amazon.com, Inc.. An overweighted position in domestic airline Southwest Airlines Co. also hurt. Shares of both Apple and Amazon.com enjoyed robust gains during the annual period on heightened demand amid the work-at-home, stay-at-home lifestyle most have been experiencing since the outbreak of the COVID-19 pandemic. The portfolio’s underweight in each, however, was due to stock selection guidance by our value theme, which indicated that these companies’ stocks had grown expensive. Southwest Airlines’ shares declined, as both leisure and business demand remained essentially non-existent through the second half of the annual period amid COVID-19-driven travel restrictions. The portfolio’s overweight in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance. We sold the Fund’s position in Southwest Airlines.
Communication services stock selection boosted returns
Stock selection in the communication services, industrials and real estate sectors contributed most positively to the Fund’s relative performance during the annual period.
Similarly to its detractors, among the Fund’s greatest individual positive contributors were those in which the Fund had underweighted positions, namely aerospace and defense company Boeing Co. and integrated oil company Exxon Mobil. Also among the Fund’s best relative performers was an overweight to Fortinet, Inc., which provides network security software and systems services. Selling the Fund’s position in Boeing by the end of the third quarter of 2019 proved timely, as a subsequent plunge in air traffic leading to significantly fewer deliveries of planes by the company led to a double-digit decline in its shares during the annual period. The sale of the portfolio’s position in Boeing was driven by all three of our stock selection themes: value, quality and catalyst. Also, not having a position in ExxonMobil, which experienced a sizable double-digit share price decline during the annual period, added notable value to the Fund’s relative results. Exxon Mobil maintained its position atop the U.S. oil industry but, as was the case with virtually all energy stocks, was under significant pressure, significantly underperforming the broader U.S. equity market. Both lower demand amid the COVID-19 pandemic and the supply shock caused by the Russia-OPEC (Organization of the Petroleum Exporting Countries) production war drove a plunge in crude oil prices. The decision to not hold the position was due primarily to guidance provided by our catalyst theme. Shares of Fortinet gained traction with larger enterprise customers and was seen by investors as well positioned in a commoditized firewall marketplace due to its price to performance advantage, especially amid increased demand for security as many shifted to home offices. The portfolio’s overweight in Fortinet was favored by all three of our models, which delivered effective stock selection guidance.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the annual period as a result of the fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we made several enhancements during the annual period, as we continuously look for ways to refine our quantitative stock selection process. We modified the construction of the dividend growth factor to handle cases like dividend initiators, non-payers or small bases. We amended the real estate sector-specific model by utilizing proprietary security groupings alongside sub-sector adjustments to value and quality measures for improved position diversification across property types, better security comparability and reduced risk. Additionally, the catalyst theme was augmented with two new signals—linear momentum and net asset value revisions. We also, in six of our sector-specific models, upgraded the trendline reliability signal with the linear momentum signal to help us better detect reversals, reduce drawdown and generate excess returns during volatile markets. Further, following a thorough review, we reinforced the global information technology model by partitioning the sector into two distinct modeling groups — hardware and software, wherein tailored factors and weightings are employed to improve efficacy. Explicitly, two novel catalyst factors, revenue and earnings before interest, taxes, depreciation and amortization acceleration, were incorporated to capture changes in growth alongside three distinct measures of gross profitability.
6	Columbia Disciplined Core Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Core Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.80	1,019.99	4.91	4.92	0.98
Advisor Class	1,000.00	1,000.00	1,018.30	1,021.23	3.66	3.67	0.73
Class C	1,000.00	1,000.00	1,012.90	1,016.26	8.66	8.67	1.73
Institutional Class	1,000.00	1,000.00	1,018.40	1,021.23	3.66	3.67	0.73
Institutional 2 Class	1,000.00	1,000.00	1,018.50	1,021.38	3.51	3.52	0.70
Institutional 3 Class	1,000.00	1,000.00	1,018.40	1,021.58	3.31	3.32	0.66
Class R	1,000.00	1,000.00	1,016.00	1,018.75	6.17	6.17	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Disciplined Core Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 10.5%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	848,130	48,750,512
Entertainment 1.3%
Electronic Arts, Inc.(a)	409,700	58,021,714
Interactive Media & Services 7.8%
Alphabet, Inc., Class A(a)	133,400	198,492,530
Facebook, Inc., Class A(a)	587,300	148,980,391
Total		347,472,921
Media 0.3%
Interpublic Group of Companies, Inc. (The)	576,400	10,404,020
Total Communication Services		464,649,167
Consumer Discretionary 11.7%
Hotels, Restaurants & Leisure 0.9%
Domino’s Pizza, Inc.	40,900	15,812,349
Hilton Worldwide Holdings, Inc.	316,700	23,768,335
Total		39,580,684
Household Durables 1.0%
PulteGroup, Inc.	1,077,100	46,961,560
Internet & Direct Marketing Retail 5.1%
Amazon.com, Inc.(a)	49,950	158,075,766
eBay, Inc.	1,209,500	66,861,160
Total		224,936,926
Multiline Retail 1.8%
Dollar General Corp.	75,400	14,356,160
Target Corp.	533,800	67,194,744
Total		81,550,904
Specialty Retail 2.9%
Best Buy Co., Inc.	744,700	74,164,673
Home Depot, Inc. (The)	22,100	5,867,329
Lowe’s Companies, Inc.	316,200	47,085,342
Total		127,117,344
Total Consumer Discretionary		520,147,418
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 7.0%
Food Products 0.8%
General Mills, Inc.	450,900	28,528,443
JM Smucker Co. (The)	56,100	6,134,535
Total		34,662,978
Household Products 3.5%
Kimberly-Clark Corp.	437,550	66,525,102
Procter & Gamble Co. (The)	672,900	88,230,648
Total		154,755,750
Tobacco 2.7%
Altria Group, Inc.	1,243,800	51,182,370
Philip Morris International, Inc.	907,500	69,705,075
Total		120,887,445
Total Consumer Staples		310,306,173
Energy 2.4%
Oil, Gas & Consumable Fuels 2.4%
Chevron Corp.	276,000	23,167,440
ConocoPhillips Co.	1,228,360	45,928,380
HollyFrontier Corp.	1,021,400	28,088,500
Valero Energy Corp.	165,950	9,331,369
Total		106,515,689
Total Energy		106,515,689
Financials 10.0%
Banks 2.6%
Bank of America Corp.	377,200	9,384,736
Citigroup, Inc.	1,707,100	85,372,071
Citizens Financial Group, Inc.	801,500	19,885,215
Total		114,642,022
Capital Markets 4.9%
Bank of New York Mellon Corp. (The)	1,222,700	43,833,795
BlackRock, Inc.	30,900	17,767,809
Intercontinental Exchange, Inc.	488,100	47,238,318
S&P Global, Inc.	210,100	73,587,525
State Street Corp.	461,700	29,451,843
T. Rowe Price Group, Inc.	47,100	6,504,510
Total		218,383,800
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.6%
Synchrony Financial	1,144,700	25,332,211
Diversified Financial Services 0.1%
Voya Financial, Inc.	101,200	4,999,280
Insurance 1.8%
Allstate Corp. (The)	745,600	70,377,184
MetLife, Inc.	229,200	8,675,220
Total		79,052,404
Total Financials		442,409,717
Health Care 14.5%
Biotechnology 2.5%
AbbVie, Inc.	393,680	37,364,169
Alexion Pharmaceuticals, Inc.(a)	226,680	23,232,433
BioMarin Pharmaceutical, Inc.(a)	192,900	23,111,349
Vertex Pharmaceuticals, Inc.(a)	103,220	28,075,840
Total		111,783,791
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	402,900	40,547,856
Dentsply Sirona, Inc.	159,570	7,116,822
Medtronic PLC	613,800	59,219,424
Zimmer Biomet Holdings, Inc.	127,500	17,194,650
Total		124,078,752
Health Care Providers & Services 3.3%
Cardinal Health, Inc.	858,020	46,865,053
CVS Health Corp.	99,600	6,268,824
DaVita, Inc.(a)	631,200	55,160,568
Humana, Inc.	87,200	34,221,640
McKesson Corp.	25,820	3,877,131
Total		146,393,216
Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	930,400	54,577,264
Johnson & Johnson	844,400	123,079,744
Merck & Co., Inc.	506,200	40,617,488
Mylan NV(a)	2,550,500	41,088,555
Total		259,363,051
Total Health Care		641,618,810
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 7.7%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	217,400	82,388,078
Electrical Equipment 2.1%
Eaton Corp. PLC	816,800	76,068,584
Rockwell Automation, Inc.	90,000	19,632,600
Total		95,701,184
Machinery 2.1%
Cummins, Inc.	367,000	70,926,420
Illinois Tool Works, Inc.	114,800	21,236,852
Total		92,163,272
Professional Services 0.2%
Robert Half International, Inc.	202,200	10,285,914
Road & Rail 1.4%
CSX Corp.	387,300	27,629,982
Norfolk Southern Corp.	185,000	35,558,850
Total		63,188,832
Total Industrials		343,727,280
Information Technology 27.0%
Communications Equipment 2.4%
Cisco Systems, Inc.	2,254,500	106,186,950
IT Services 5.2%
MasterCard, Inc., Class A	396,200	122,239,586
VeriSign, Inc.(a)	354,140	74,964,356
Visa, Inc., Class A	189,900	36,156,960
Total		233,360,902
Semiconductors & Semiconductor Equipment 4.8%
Broadcom, Inc.	22,000	6,968,500
Intel Corp.	1,795,900	85,718,307
KLA Corp.	75,000	14,987,250
QUALCOMM, Inc.	990,500	104,606,705
Total		212,280,762

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 9.5%
Adobe, Inc.(a)	158,800	70,558,016
Autodesk, Inc.(a)	325,100	76,863,393
Fortinet, Inc.(a)	532,100	73,589,430
Microsoft Corp.(b)	972,800	199,433,728
Total		420,444,567
Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.	533,180	226,622,827
Total Information Technology		1,198,896,008
Materials 2.0%
Chemicals 1.4%
LyondellBasell Industries NV, Class A	986,600	61,682,232
Metals & Mining 0.6%
Nucor Corp.	629,700	26,415,915
Total Materials		88,098,147
Real Estate 2.6%
Equity Real Estate Investment Trusts (REITS) 2.6%
American Tower Corp.	131,190	34,291,754
Equinix, Inc.	32,000	25,135,360
ProLogis, Inc.	314,800	33,186,216
SBA Communications Corp.	28,400	8,847,736
Vornado Realty Trust	419,500	14,481,140
Total		115,942,206
Total Real Estate		115,942,206
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.8%
Electric Utilities 2.4%
Entergy Corp.	282,200	29,667,686
Exelon Corp.	609,100	23,517,351
NRG Energy, Inc.	1,661,300	56,168,553
Total		109,353,590
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	214,300	3,263,789
Multi-Utilities 0.3%
Sempra Energy	100,500	12,508,230
Total Utilities		125,125,609
Total Common Stocks (Cost $3,366,713,551)		4,357,436,224

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(c),(d)	77,613,613	77,613,613
Total Money Market Funds (Cost $77,599,715)		77,613,613
Total Investments in Securities (Cost: $3,444,313,266)		4,435,049,837
Other Assets & Liabilities, Net		2,936,005
Net Assets		4,437,985,842

At July 31, 2020, securities and/or cash totaling $12,218,596 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	537	09/2020	USD	87,624,975	7,090,992	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	49,352,509	598,138,199	(569,890,993)	13,898	77,613,613	142	553,584	77,613,613
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	464,649,167	—	—	464,649,167
Consumer Discretionary	520,147,418	—	—	520,147,418
Consumer Staples	310,306,173	—	—	310,306,173
Energy	106,515,689	—	—	106,515,689
Financials	442,409,717	—	—	442,409,717
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	641,618,810	—	—	641,618,810
Industrials	343,727,280	—	—	343,727,280
Information Technology	1,198,896,008	—	—	1,198,896,008
Materials	88,098,147	—	—	88,098,147
Real Estate	115,942,206	—	—	115,942,206
Utilities	125,125,609	—	—	125,125,609
Total Common Stocks	4,357,436,224	—	—	4,357,436,224
Money Market Funds	77,613,613	—	—	77,613,613
Total Investments in Securities	4,435,049,837	—	—	4,435,049,837
Investments in Derivatives
Asset
Futures Contracts	7,090,992	—	—	7,090,992
Total	4,442,140,829	—	—	4,442,140,829
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	13

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,366,713,551)	$4,357,436,224
Affiliated issuers (cost $77,599,715)	77,613,613
Receivable for:
Capital shares sold	277,642
Dividends	5,732,037
Variation margin for futures contracts	416,745
Prepaid expenses	21,083
Other assets	22,506
Total assets	4,441,519,850
Liabilities
Payable for:
Capital shares purchased	2,739,722
Variation margin for futures contracts	57,208
Management services fees	75,748
Distribution and/or service fees	25,153
Transfer agent fees	256,943
Compensation of board members	278,746
Other expenses	100,488
Total liabilities	3,534,008
Net assets applicable to outstanding capital stock	$4,437,985,842
Represented by
Paid in capital	3,381,769,483
Total distributable earnings (loss)	1,056,216,359
Total - representing net assets applicable to outstanding capital stock	$4,437,985,842
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$3,530,282,735
Shares outstanding	292,026,848
Net asset value per share	$12.09
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.83
Advisor Class
Net assets	$14,049,520
Shares outstanding	1,148,113
Net asset value per share	$12.24
Class C
Net assets	$41,003,192
Shares outstanding	3,482,277
Net asset value per share	$11.77
Institutional Class
Net assets	$437,928,113
Shares outstanding	35,961,745
Net asset value per share	$12.18
Institutional 2 Class
Net assets	$31,436,998
Shares outstanding	2,591,995
Net asset value per share	$12.13
Institutional 3 Class
Net assets	$380,481,641
Shares outstanding	31,204,588
Net asset value per share	$12.19
Class R
Net assets	$2,803,643
Shares outstanding	232,360
Net asset value per share	$12.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	15

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$91,375,583
Dividends — affiliated issuers	553,584
Interfund lending	324
Total income	91,929,491
Expenses:
Management services fees	26,833,909
Distribution and/or service fees
Class A	8,615,953
Class C	445,216
Class R	17,002
Transfer agent fees
Class A	2,998,386
Advisor Class	12,844
Class C	38,750
Institutional Class	380,783
Institutional 2 Class	18,597
Institutional 3 Class	22,325
Class R	2,963
Compensation of board members	72,412
Custodian fees	31,998
Printing and postage fees	194,418
Registration fees	157,303
Audit fees	28,588
Legal fees	50,199
Compensation of chief compliance officer	943
Other	71,056
Total expenses	39,993,645
Expense reduction	(1,940)
Total net expenses	39,991,705
Net investment income	51,937,786
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	132,118,507
Investments — affiliated issuers	142
Futures contracts	9,584,307
Net realized gain	141,702,956
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	163,635,772
Investments — affiliated issuers	13,898
Futures contracts	5,876,495
Net change in unrealized appreciation (depreciation)	169,526,165
Net realized and unrealized gain	311,229,121
Net increase in net assets resulting from operations	$363,166,907
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$51,937,786	$53,084,127
Net realized gain	141,702,956	330,396,162
Net change in unrealized appreciation (depreciation)	169,526,165	(197,302,566)
Net increase in net assets resulting from operations	363,166,907	186,177,723
Distributions to shareholders
Net investment income and net realized gains
Class A	(343,831,634)	(262,138,569)
Advisor Class	(1,513,839)	(839,395)
Class C	(4,275,523)	(3,399,386)
Institutional Class	(44,267,531)	(34,732,155)
Institutional 2 Class	(3,107,512)	(3,823,913)
Institutional 3 Class	(27,452,128)	(21,752,522)
Class R	(331,732)	(302,970)
Class T	—	(88,745)
Total distributions to shareholders	(424,779,899)	(327,077,655)
Increase (decrease) in net assets from capital stock activity	(3,598,504)	253,783,977
Total increase (decrease) in net assets	(65,211,496)	112,884,045
Net assets at beginning of year	4,503,197,338	4,390,313,293
Net assets at end of year	$4,437,985,842	$4,503,197,338
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,914,189	44,439,419	7,789,778	93,358,819
Distributions reinvested	29,156,781	339,968,071	23,405,065	259,094,070
Redemptions	(34,817,063)	(400,916,592)	(31,334,102)	(376,777,023)
Net decrease	(1,746,093)	(16,509,102)	(139,259)	(24,324,134)
Advisor Class
Subscriptions	293,378	3,483,580	792,762	9,659,114
Distributions reinvested	128,091	1,508,912	75,055	839,113
Redemptions	(694,041)	(8,011,358)	(196,968)	(2,320,114)
Net increase (decrease)	(272,572)	(3,018,866)	670,849	8,178,113
Class C
Subscriptions	323,130	3,605,330	1,285,634	15,105,446
Distributions reinvested	349,418	3,986,860	293,072	3,182,757
Redemptions	(1,424,662)	(16,072,009)	(1,191,202)	(13,850,421)
Net increase (decrease)	(752,114)	(8,479,819)	387,504	4,437,782
Institutional Class
Subscriptions	7,273,306	85,043,439	31,569,610	384,880,080
Distributions reinvested	3,709,960	43,480,730	3,065,100	34,114,567
Redemptions	(15,030,501)	(174,627,076)	(11,595,819)	(138,293,208)
Net increase (decrease)	(4,047,235)	(46,102,907)	23,038,891	280,701,439
Institutional 2 Class
Subscriptions	807,881	9,260,426	880,809	10,738,609
Distributions reinvested	261,605	3,052,929	341,063	3,782,389
Redemptions	(2,823,165)	(33,455,331)	(965,023)	(11,832,635)
Net increase (decrease)	(1,753,679)	(21,141,976)	256,849	2,688,363
Institutional 3 Class
Subscriptions	10,547,601	116,692,096	986,261	11,800,752
Distributions reinvested	2,336,424	27,406,250	1,950,614	21,729,841
Redemptions	(4,406,228)	(50,999,061)	(4,061,734)	(50,181,416)
Net increase (decrease)	8,477,797	93,099,285	(1,124,859)	(16,650,823)
Class R
Subscriptions	67,578	790,000	131,228	1,568,176
Distributions reinvested	18,556	216,181	12,786	141,540
Redemptions	(212,989)	(2,451,300)	(153,261)	(1,816,613)
Net decrease	(126,855)	(1,445,119)	(9,247)	(106,897)
Class T
Distributions reinvested	—	—	7,934	88,469
Redemptions	—	—	(111,017)	(1,228,335)
Net decrease	—	—	(103,083)	(1,139,866)
Total net increase (decrease)	(220,751)	(3,598,504)	22,977,645	253,783,977
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2020

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Columbia Disciplined Core Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$12.26	0.14	0.90	1.04	(0.15)	(1.06)	(1.21)
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.99	0.13	(0.00)(d)	0.13	(0.12)	—	(0.12)
Advisor Class
Year Ended 7/31/2020	$12.40	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Year Ended 7/31/2016	$10.07	0.14	0.03(e)	0.17	(0.15)	—	(0.15)
Class C
Year Ended 7/31/2020	$11.97	0.05	0.87	0.92	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Year Ended 7/31/2016	$9.78	0.05	0.02(e)	0.07	(0.05)	—	(0.05)
Institutional Class
Year Ended 7/31/2020	$12.34	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.04	0.15	0.02(e)	0.17	(0.15)	—	(0.15)
Institutional 2 Class
Year Ended 7/31/2020	$12.30	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.02	0.16	0.01(e)	0.17	(0.16)	—	(0.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$12.09	8.86%	0.98%	0.98%(c)	1.18%	65%	$3,530,283
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98%(c)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03%(c)	1.66%	72%	$3,481,990
Year Ended 7/31/2016	$10.00	1.39%	1.04%	1.04%(c)	1.34%	77%	$3,475,816
Advisor Class
Year Ended 7/31/2020	$12.24	9.11%	0.73%	0.73%(c)	1.44%	65%	$14,050
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73%(c)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77%(c)	1.98%	72%	$6,566
Year Ended 7/31/2016	$10.09	1.75%	0.80%	0.80%(c)	1.50%	77%	$3,298
Class C
Year Ended 7/31/2020	$11.77	8.00%	1.73%	1.73%(c)	0.43%	65%	$41,003
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73%(c)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77%(c)	0.91%	72%	$56,943
Year Ended 7/31/2016	$9.80	0.74%	1.79%	1.79%(c)	0.57%	77%	$58,819
Institutional Class
Year Ended 7/31/2020	$12.18	9.16%	0.73%	0.73%(c)	1.43%	65%	$437,928
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73%(c)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77%(c)	2.12%	72%	$157,993
Year Ended 7/31/2016	$10.06	1.75%	0.79%	0.79%(c)	1.58%	77%	$43,386
Institutional 2 Class
Year Ended 7/31/2020	$12.13	9.15%	0.70%	0.70%	1.50%	65%	$31,437
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
Year Ended 7/31/2016	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$12.36	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Year Ended 7/31/2016	$10.06	0.09	0.08(e)	0.17	(0.16)	—	(0.16)
Class R
Year Ended 7/31/2020	$12.24	0.11	0.90	1.01	(0.12)	(1.06)	(1.18)
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)
Year Ended 7/31/2016	$9.98	0.10	0.01(e)	0.11	(0.10)	—	(0.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Core Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$12.19	9.15%	0.65%	0.65%	1.50%	65%	$380,482
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Year Ended 7/31/2016	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
Class R
Year Ended 7/31/2020	$12.07	8.62%	1.23%	1.23%(c)	0.94%	65%	$2,804
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23%(c)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27%(c)	1.43%	72%	$4,929
Year Ended 7/31/2016	$9.99	1.13%	1.29%	1.29%(c)	1.10%	77%	$4,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2020	23

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
24	Columbia Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Core Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	7,090,992*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	9,584,307

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,876,495
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	57,804,004

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Core Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
28	Columbia Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,940.
Columbia Disciplined Core Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,161,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	783,705
Class C	—	1.00(b)	3,751

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.10%	1.12%
Advisor Class	0.85	0.87
Class C	1.85	1.87
Institutional Class	0.85	0.87
Institutional 2 Class	0.82	0.85
Institutional 3 Class	0.77	0.80
Class R	1.35	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
30	Columbia Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(31,585)	31,585	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
55,214,089	369,565,810	424,779,899	42,498,737	284,578,918	327,077,655
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
28,701,731	56,285,571	—	971,505,181
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,470,635,648	1,126,329,654	(154,824,473)	971,505,181
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Disciplined Core Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,733,448,384 and $3,121,605,237, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	9,450,000	0.62	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
32	Columbia Disciplined Core Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting
Columbia Disciplined Core Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 84.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Disciplined Core Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Core Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Core Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$108,340,004
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Disciplined Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Disciplined Core Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
38	Columbia Disciplined Core Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Disciplined Core Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
40	Columbia Disciplined Core Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
Columbia Disciplined Core Fund | Annual Report 2020	41

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as seeking to add resources to the portfolio team) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in
42	Columbia Disciplined Core Fund | Annual Report 2020

Approval of Management Agreement  (continued)

2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Disciplined Core Fund | Annual Report 2020	43

Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN177_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Disciplined Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Disciplined Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	21.22	13.40	15.48
	Including sales charges		14.30	12.07	14.79
Advisor Class*		06/01/15	21.56	13.69	15.62
Class C	Excluding sales charges	05/17/07	20.29	12.55	14.61
	Including sales charges		19.29	12.55	14.61
Institutional Class*		09/27/10	21.46	13.67	15.73
Institutional 2 Class*		11/08/12	21.59	13.77	15.81
Institutional 3 Class*		06/01/15	21.58	13.83	15.71
Class R		05/17/07	20.93	13.10	15.19
Russell 1000 Growth Index			29.84	16.84	17.29
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Growth Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2020)
Communication Services	11.9
Consumer Discretionary	16.1
Consumer Staples	4.4
Financials	2.5
Health Care	14.9
Industrials	4.7
Information Technology	43.3
Materials	0.5
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance
At July 31, 2020, approximately 36.01% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares gained 21.22% excluding sales charges. The Fund produced robust double-digit absolute gains but underperformed its benchmark, the Russell 1000 Growth Index, which rose 29.84% for the same time period. Stock selection detracted most from the Fund’s relative results, while sector allocation also detracted, albeit modestly.
U.S. equity markets advanced despite heightened volatility
The annual period began with U.S. equity markets trading in a rather narrow range. Stocks were supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (the Fed), highlighted by quarter-point interest rate cuts in both August and September 2019. In addition, investors appeared confident that corporate earnings, while decelerating from the levels of 2018, would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, ongoing trade disputes between the U.S. and China, and the U.S. House of Representatives’ initiation of a formal impeachment investigation against the U.S. President in late September. U.S. equities then surged in the fourth quarter of 2019 amid a relatively low degree of volatility. Investors were encouraged by evidence of improving economic growth both in the U.S. and overseas, apparent progress in the U.S.-China trade talks, and continued support from Fed policy. Although the Fed indicated it was unlikely to enact any further rate cuts, its sizable injections of liquidity into the financial system boosted investor sentiment.
U.S. equities fell sharply in the first three months of 2020, finishing with their weakest calendar quarter since 2008 and the worst first-quarter return in history. The end result obscures the fact that the new year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much wider than first thought. As containment efforts led to a shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings going forward. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn reached its nadir on March 23, at which point the major U.S. indices had given up all of the gains of the past three calendar years. Equities subsequently recovered in the final days of the quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus. The Fed cut interest rates to near-zero and announced a wide range of new lending facilities and asset-purchase programs, and the U.S. Congress passed a $2.2 trillion stimulus package. U.S. equities then posted a sizable gain in the last four months of the annual period, reflecting the strong rebound in investor sentiment. The prospect of a gradual reopening of U.S. businesses fueled an emerging consensus. Also, the Fed provided ongoing support to the markets through a wide range of accommodative policies.
For the annual period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor capitalization during the annual period, as large-cap stocks significantly outperformed their smaller cap counterparts. The Russell 1000 Index returned 12.03% compared to the -4.59% return of the Russell 2000 Index for the annual period. Stocks characterized by high momentum and high growth were also in favor during the annual period. Conversely, low volatility, high earnings yield and high book-to-price value characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model performed weakly overall. While the catalyst theme provided modestly positive guidance, it was more than offset by the modestly negative guidance provided by the quality theme and the more strongly negative guidance provided by the value theme during the annual period. Of our 20 industry-specific models, 12
Columbia Disciplined Growth Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
underperformed the benchmark, with consumer discretionary-autos & durables, industrials-transportation, information technology-hardware and information technology-semiconductors detracting most. Communication services, industrials-capital goods and financials-intermediaries were the biggest positive contributors during the annual period.
Stock selection overall detracted most from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract, albeit modestly, from relative performance during the annual period. Stock selection overall detracted most from the Fund’s performance relative to the benchmark. Stock selection in the consumer discretionary, information technology and health care sectors hurt the Fund’s relative performance most.
Among the individual stocks detracting most from relative performance were those in which the Fund had underweighted positions, namely electric vehicle manufacturer Tesla Motors, Inc. and semiconductor company NVIDIA Corp. An overweighted position in domestic airline Southwest Airlines Co. also hurt. Shares of both Tesla and NVIDIA enjoyed robust triple-digit gains during the annual period, the former on a rather steady stream of positive news flow and the latter on investor perceptions of increased demand for gaming and data centers amid the pandemic-driven environment, both of which would benefit NVIDIA’s sales prospects. The portfolio’s underweight in each, however, was due to stock selection guidance by our value theme, which indicated these companies’ stocks had grown expensive. Southwest Airlines’ shares declined, as both leisure and business demand remained essentially non-existent through the second half of the annual period amid COVID-19-driven travel restrictions. The portfolio’s overweight in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance. We sold the Fund’s position in Southwest Airlines.
Communication services stock selection boosted returns
Stock selection in the communication services, financials and energy sectors contributed positively to the Fund’s relative performance during the annual period.
Among the individual stocks contributing most positively to relative performance were overweighted positions in Fortinet, Inc. and Lam Research Corp. Having an underweighted position in aerospace and defense company Boeing Co. also helped. Fortinet, which provides network security software and systems services, posted a robust double-digit share price gain during the annual period. Shares of Fortinet gained traction with larger enterprise customers and was seen by investors as well positioned in a commoditized firewall marketplace due to its price to performance advantage, especially amid increased demand for security as many shifted to home offices. The portfolio’s overweight in Fortinet was favored by all three of our model themes, which delivered effective stock selection guidance. Lam Research, which manufactures and services semiconductor processing equipment used in the making of integrated circuits, also enjoyed a double-digit share price gain during the annual period. Its share price surged on heightened expectations for increased demand for memory chips. The portfolio’s overweight in Lam Research was driven by our value theme, and the model delivered effective stock selection guidance. We sold the Fund’s position in Lam Research. Selling the Fund’s position in Boeing by the end of the third quarter of 2019 proved timely, as a subsequent plunge in air traffic leading to significantly fewer deliveries of planes by the company led to a double-digit decline in its shares during the annual period. The sale of the portfolio’s position in Boeing was driven by all three of our stock selection themes: value, quality and catalyst.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the annual period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we made several enhancements during the annual period, as we continuously look for ways to refine our quantitative stock selection process. We modified the construction of the dividend growth factor to handle cases like dividend initiators, non-payers or small bases. We amended the real estate sector-specific model by utilizing proprietary security groupings alongside sub-sector adjustments to value and quality measures for improved position diversification across property types, better security comparability and reduced risk. Additionally, the catalyst theme was augmented with two new signals, linear momentum and net asset value revisions. We also, in six of our sector-specific models, upgraded the trendline reliability signal with the linear momentum signal to help us better detect reversals, reduce drawdown and generate excess returns during volatile markets. Further, following a thorough review, we reinforced the global information technology model by partitioning the sector into two distinct modeling groups — hardware and software, wherein
6	Columbia Disciplined Growth Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
tailored factors and weightings are employed to improve efficacy. Explicitly, two novel catalyst factors, revenue and earnings before interest, taxes, depreciation and amortization acceleration, were incorporated to capture changes in growth alongside three distinct measures of gross profitability.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Growth Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,111.80	1,019.14	6.04	5.77	1.15
Advisor Class	1,000.00	1,000.00	1,111.80	1,020.39	4.73	4.52	0.90
Class C	1,000.00	1,000.00	1,106.40	1,015.42	9.95	9.52	1.90
Institutional Class	1,000.00	1,000.00	1,112.50	1,020.39	4.73	4.52	0.90
Institutional 2 Class	1,000.00	1,000.00	1,112.10	1,020.64	4.46	4.27	0.85
Institutional 3 Class	1,000.00	1,000.00	1,112.30	1,020.93	4.15	3.97	0.79
Class R	1,000.00	1,000.00	1,109.40	1,017.90	7.34	7.02	1.40
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Disciplined Growth Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 11.8%
Entertainment 2.5%
Activision Blizzard, Inc.	17,300	1,429,499
Electronic Arts, Inc.(a)	58,700	8,313,094
Netflix, Inc.(a)	2,100	1,026,648
Total		10,769,241
Interactive Media & Services 9.3%
Alphabet, Inc., Class A(a)	13,095	19,484,705
Facebook, Inc., Class A(a)	83,600	21,206,812
Total		40,691,517
Total Communication Services		51,460,758
Consumer Discretionary 16.0%
Automobiles 0.4%
Tesla Motors, Inc.(a)	1,220	1,745,527
Distributors 0.2%
Pool Corp.	3,300	1,045,110
Hotels, Restaurants & Leisure 1.0%
Wendy’s Co. (The)	185,000	4,288,300
Household Durables 0.5%
Tempur Sealy International, Inc.(a)	28,900	2,339,455
Internet & Direct Marketing Retail 8.7%
Amazon.com, Inc.(a)	9,535	30,175,224
eBay, Inc.	142,500	7,877,400
Total		38,052,624
Multiline Retail 1.4%
Dollar General Corp.	31,400	5,978,560
Specialty Retail 3.8%
Best Buy Co., Inc.	67,100	6,682,489
Lowe’s Companies, Inc.	31,000	4,616,210
Williams-Sonoma, Inc.	60,700	5,288,184
Total		16,586,883
Total Consumer Discretionary		70,036,459
Consumer Staples 4.4%
Food & Staples Retailing 0.6%
Sprouts Farmers Market, Inc.(a)	102,900	2,714,502
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.2%
Hershey Co. (The)	5,800	843,378
Household Products 1.7%
Procter & Gamble Co. (The)	56,100	7,355,832
Personal Products 0.1%
Herbalife Nutrition Ltd.(a)	8,800	450,912
Tobacco 1.8%
Altria Group, Inc.	187,200	7,703,280
Total Consumer Staples		19,067,904
Financials 2.5%
Capital Markets 2.4%
Intercontinental Exchange, Inc.	15,000	1,451,700
S&P Global, Inc.	23,100	8,090,775
T. Rowe Price Group, Inc.	4,800	662,880
Total		10,205,355
Consumer Finance 0.1%
SLM Corp.	71,100	481,347
Total Financials		10,686,702
Health Care 14.8%
Biotechnology 3.7%
AbbVie, Inc.	58,800	5,580,708
ACADIA Pharmaceuticals, Inc.(a)	8,000	332,560
Alexion Pharmaceuticals, Inc.(a)	13,800	1,414,362
Amgen, Inc.	6,400	1,565,888
BioMarin Pharmaceutical, Inc.(a)	19,800	2,372,238
Exact Sciences Corp.(a)	13,800	1,307,550
Sarepta Therapeutics, Inc.(a)	4,500	690,840
Vertex Pharmaceuticals, Inc.(a)	11,100	3,019,200
Total		16,283,346
Health Care Equipment & Supplies 3.1%
Abbott Laboratories	10,500	1,056,720
Hill-Rom Holdings, Inc.	40,400	3,927,688
Hologic, Inc.(a)	123,000	8,582,940
Total		13,567,348
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.4%
Cigna Corp.	5,800	1,001,602
DaVita, Inc.(a)	73,600	6,431,904
Humana, Inc.	5,850	2,295,833
McKesson Corp.	34,900	5,240,584
Total		14,969,923
Life Sciences Tools & Services 0.5%
Avantor, Inc.(a)	95,700	2,113,056
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	82,600	4,845,316
Johnson & Johnson	13,500	1,967,760
Merck & Co., Inc.	135,000	10,832,400
Total		17,645,476
Total Health Care		64,579,149
Industrials 4.7%
Aerospace & Defense 1.9%
Lockheed Martin Corp.	22,200	8,413,134
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc.	24,700	2,087,397
Electrical Equipment 0.5%
Rockwell Automation, Inc.	10,500	2,290,470
Machinery 0.8%
Illinois Tool Works, Inc.	19,500	3,607,305
Professional Services 1.0%
CoreLogic, Inc.	61,300	4,178,208
Total Industrials		20,576,514
Information Technology 43.0%
Communications Equipment 1.6%
Arista Networks, Inc.(a)	19,100	4,961,607
Ubiquiti, Inc.	11,500	2,130,950
Total		7,092,557
IT Services 7.3%
MasterCard, Inc., Class A	47,350	14,608,895
VeriSign, Inc.(a)	34,900	7,387,632
Visa, Inc., Class A	51,700	9,843,680
Total		31,840,207
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.3%
Broadcom, Inc.	27,600	8,742,300
KLA Corp.	13,200	2,637,756
NVIDIA Corp.	3,800	1,613,442
QUALCOMM, Inc.	96,100	10,149,121
Total		23,142,619
Software 19.3%
Adobe, Inc.(a)	30,250	13,440,680
Atlassian Corp. PLC, Class A(a)	15,100	2,667,415
Autodesk, Inc.(a)	35,900	8,487,837
Cadence Design Systems, Inc.(a)	41,500	4,533,875
Fortinet, Inc.(a)	53,800	7,440,540
Intuit, Inc.	9,300	2,849,241
Microsoft Corp.	174,690	35,813,197
SS&C Technologies Holdings, Inc.	90,400	5,198,000
Zoom Video Communications, Inc., Class A(a)	15,800	4,011,778
Total		84,442,563
Technology Hardware, Storage & Peripherals 9.5%
Apple, Inc.(b)	98,027	41,665,396
Total Information Technology		188,183,342
Materials 0.5%
Containers & Packaging 0.5%
Graphic Packaging Holding Co.	168,800	2,353,072
Total Materials		2,353,072
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITS) 1.7%
American Tower Corp.	24,000	6,273,360
Equinix, Inc.	1,575	1,237,131
Total		7,510,491
Total Real Estate		7,510,491
Total Common Stocks (Cost $249,780,997)		434,454,391

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(c),(d)	3,203,526	3,203,526
Total Money Market Funds (Cost $3,203,072)		3,203,526
Total Investments in Securities (Cost: $252,984,069)		437,657,917
Other Assets & Liabilities, Net		(463,138)
Net Assets		437,194,779
At July 31, 2020, securities and/or cash totaling $680,064 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	23	09/2020	USD	3,753,025	265,433	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	4,190,389	99,295,809	(100,283,126)	454	3,203,526	123	76,174	3,203,526
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	51,460,758	—	—	51,460,758
Consumer Discretionary	70,036,459	—	—	70,036,459
Consumer Staples	19,067,904	—	—	19,067,904
Financials	10,686,702	—	—	10,686,702
Health Care	64,579,149	—	—	64,579,149
Industrials	20,576,514	—	—	20,576,514
Information Technology	188,183,342	—	—	188,183,342
Materials	2,353,072	—	—	2,353,072
Real Estate	7,510,491	—	—	7,510,491
Total Common Stocks	434,454,391	—	—	434,454,391
Money Market Funds	3,203,526	—	—	3,203,526
Total Investments in Securities	437,657,917	—	—	437,657,917
Investments in Derivatives
Asset
Futures Contracts	265,433	—	—	265,433
Total	437,923,350	—	—	437,923,350
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $249,780,997)	$434,454,391
Affiliated issuers (cost $3,203,072)	3,203,526
Receivable for:
Capital shares sold	12,854
Dividends	224,868
Variation margin for futures contracts	22,785
Expense reimbursement due from Investment Manager	405
Prepaid expenses	4,666
Total assets	437,923,495
Liabilities
Payable for:
Capital shares purchased	585,723
Variation margin for futures contracts	15,256
Management services fees	8,885
Distribution and/or service fees	1,353
Transfer agent fees	21,331
Compensation of board members	65,542
Other expenses	30,626
Total liabilities	728,716
Net assets applicable to outstanding capital stock	$437,194,779
Represented by
Paid in capital	227,122,378
Total distributable earnings (loss)	210,072,401
Total - representing net assets applicable to outstanding capital stock	$437,194,779
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	13

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$135,118,836
Shares outstanding	13,072,002
Net asset value per share	$10.34
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.97
Advisor Class
Net assets	$8,198,255
Shares outstanding	785,042
Net asset value per share	$10.44
Class C
Net assets	$15,961,506
Shares outstanding	1,650,201
Net asset value per share	$9.67
Institutional Class
Net assets	$66,064,689
Shares outstanding	6,302,043
Net asset value per share	$10.48
Institutional 2 Class
Net assets	$4,610,698
Shares outstanding	422,597
Net asset value per share	$10.91
Institutional 3 Class
Net assets	$206,590,241
Shares outstanding	19,482,847
Net asset value per share	$10.60
Class R
Net assets	$650,554
Shares outstanding	62,937
Net asset value per share	$10.34
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2020

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$5,973,380
Dividends — affiliated issuers	76,174
Total income	6,049,554
Expenses:
Management services fees	3,426,367
Distribution and/or service fees
Class A	311,548
Class C	163,528
Class R	4,211
Transfer agent fees
Class A	151,905
Advisor Class	9,541
Class C	19,951
Institutional Class	87,923
Institutional 2 Class	6,348
Institutional 3 Class	17,740
Class R	1,035
Compensation of board members	17,839
Custodian fees	12,195
Printing and postage fees	26,875
Registration fees	106,040
Audit fees	32,837
Legal fees	12,568
Compensation of chief compliance officer	101
Other	15,687
Total expenses	4,424,239
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(57,123)
Fees waived by transfer agent
Institutional 2 Class	(245)
Total net expenses	4,366,871
Net investment income	1,682,683
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	47,655,964
Investments — affiliated issuers	123
Futures contracts	(228,443)
Net realized gain	47,427,644
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,046,141
Investments — affiliated issuers	454
Futures contracts	118,262
Net change in unrealized appreciation (depreciation)	38,164,857
Net realized and unrealized gain	85,592,501
Net increase in net assets resulting from operations	$87,275,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	15

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$1,682,683	$2,867,293
Net realized gain	47,427,644	38,218,713
Net change in unrealized appreciation (depreciation)	38,164,857	(22,159,956)
Net increase in net assets resulting from operations	87,275,184	18,926,050
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,893,897)	(15,543,057)
Advisor Class	(691,019)	(990,383)
Class C	(1,314,910)	(2,537,826)
Institutional Class	(6,033,624)	(12,729,165)
Institutional 2 Class	(823,031)	(1,442,964)
Institutional 3 Class	(17,471,258)	(31,081,758)
Class R	(66,973)	(155,458)
Class T	—	(106,849)
Total distributions to shareholders	(36,294,712)	(64,587,460)
Decrease in net assets from capital stock activity	(81,559,797)	(50,318,285)
Total decrease in net assets	(30,579,325)	(95,979,695)
Net assets at beginning of year	467,774,104	563,753,799
Net assets at end of year	$437,194,779	$467,774,104
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,184,227	10,719,926	2,413,745	21,847,272
Distributions reinvested	1,086,297	9,668,040	1,865,334	15,165,163
Redemptions	(3,238,323)	(28,888,071)	(3,167,852)	(28,430,278)
Net increase (decrease)	(967,799)	(8,500,105)	1,111,227	8,582,157
Advisor Class
Subscriptions	63,891	574,683	126,630	1,202,963
Distributions reinvested	76,587	686,989	119,994	983,949
Redemptions	(264,014)	(2,434,276)	(118,744)	(1,066,420)
Net increase (decrease)	(123,536)	(1,172,604)	127,880	1,120,492
Class C
Subscriptions	246,380	2,065,875	412,096	3,538,204
Distributions reinvested	144,373	1,208,402	306,358	2,362,024
Redemptions	(802,991)	(6,790,246)	(848,253)	(7,220,086)
Net decrease	(412,238)	(3,515,969)	(129,799)	(1,319,858)
Institutional Class
Subscriptions	1,225,023	11,184,545	2,598,693	24,137,919
Distributions reinvested	568,461	5,121,835	1,294,707	10,655,439
Redemptions	(4,739,710)	(42,824,514)	(6,714,956)	(61,550,755)
Net decrease	(2,946,226)	(26,518,134)	(2,821,556)	(26,757,397)
Institutional 2 Class
Subscriptions	208,024	1,984,128	239,238	2,238,686
Distributions reinvested	87,813	822,806	169,121	1,442,605
Redemptions	(927,276)	(9,105,514)	(509,369)	(4,626,789)
Net decrease	(631,439)	(6,298,580)	(101,010)	(945,498)
Institutional 3 Class
Subscriptions	3,558,111	32,499,067	1,129,034	10,555,298
Distributions reinvested	1,917,600	17,469,332	3,740,244	31,081,430
Redemptions	(8,590,315)	(84,886,138)	(8,099,895)	(71,824,528)
Net decrease	(3,114,604)	(34,917,739)	(3,230,617)	(30,187,800)
Class R
Subscriptions	24,908	216,844	57,210	521,137
Distributions reinvested	5,879	52,383	10,065	82,029
Redemptions	(97,393)	(905,893)	(71,126)	(657,159)
Net decrease	(66,606)	(636,666)	(3,851)	(53,993)
Class T
Distributions reinvested	—	—	12,987	106,491
Redemptions	—	—	(105,863)	(862,879)
Net decrease	—	—	(92,876)	(756,388)
Total net decrease	(8,262,448)	(81,559,797)	(5,140,602)	(50,318,285)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$9.24	0.01	1.83	1.84	(0.04)	(0.70)	(0.74)
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)	(1.12)
Advisor Class
Year Ended 7/31/2020	$9.32	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)	(1.14)
Class C
Year Ended 7/31/2020	$8.71	(0.05)	1.71	1.66	—	(0.70)	(0.70)
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Year Ended 7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)	(1.06)
Institutional Class
Year Ended 7/31/2020	$9.36	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)	(1.14)
Institutional 2 Class
Year Ended 7/31/2020	$9.71	0.05	1.92	1.97	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Year Ended 7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)	(1.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$10.34	21.22%	1.17%	1.16%	0.16%	78%	$135,119
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17%(c)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20%(c)	0.43%	81%	$114,369
Year Ended 7/31/2016	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
Advisor Class
Year Ended 7/31/2020	$10.44	21.56%	0.92%	0.91%	0.41%	78%	$8,198
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92%(c)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94%(c)	0.58%	81%	$4,213
Year Ended 7/31/2016	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
Class C
Year Ended 7/31/2020	$9.67	20.29%	1.92%	1.91%	(0.59%)	78%	$15,962
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92%(c)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95%(c)	(0.35%)	81%	$23,034
Year Ended 7/31/2016	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
Institutional Class
Year Ended 7/31/2020	$10.48	21.46%	0.92%	0.91%	0.42%	78%	$66,065
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92%(c)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94%(c)	0.56%	81%	$109,911
Year Ended 7/31/2016	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
Institutional 2 Class
Year Ended 7/31/2020	$10.91	21.59%	0.86%	0.85%	0.51%	78%	$4,611
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Year Ended 7/31/2016	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$9.46	0.05	1.86	1.91	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)	(1.17)
Class R
Year Ended 7/31/2020	$9.24	(0.01)	1.83	1.82	(0.02)	(0.70)	(0.72)
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)
Year Ended 7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)	(1.10)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Growth Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$10.60	21.58%	0.81%	0.79%	0.53%	78%	$206,590
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
Year Ended 7/31/2016	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
Class R
Year Ended 7/31/2020	$10.34	20.93%	1.42%	1.41%	(0.07%)	78%	$651
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42%(c)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44%(c)	0.11%	81%	$1,063
Year Ended 7/31/2016	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2020	21

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Disciplined Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Growth Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
July 31, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	265,433*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(228,443)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	118,262
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,703,994

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Growth Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
26	Columbia Disciplined Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively.
Columbia Disciplined Growth Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $59,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	125,944
Class C	—	1.00(b)	1,283

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.16%	1.19%
Advisor Class	0.91	0.94
Class C	1.91	1.94
Institutional Class	0.91	0.94
Institutional 2 Class	0.85	0.88
Institutional 3 Class	0.79	0.83
Class R	1.41	1.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
28	Columbia Disciplined Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(100,309)	(3,524,660)	3,624,969
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,936,014	33,358,698	36,294,712	17,027,095	47,560,365	64,587,460
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
728,907	25,612,389	—	183,795,994
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
254,127,356	187,060,908	(3,264,914)	183,795,994
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $352,176,040 and $465,753,484, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Disciplined Growth Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
30	Columbia Disciplined Growth Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, one unaffiliated shareholder of record owned 10.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 69.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Disciplined Growth Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Growth Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Growth Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Growth Fund | Annual Report 2020	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$32,319,231
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Disciplined Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Disciplined Growth Fund | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
36	Columbia Disciplined Growth Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Disciplined Growth Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
38	Columbia Disciplined Growth Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
Columbia Disciplined Growth Fund | Annual Report 2020	39

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as seeking to add resources to the portfolio team) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in
40	Columbia Disciplined Growth Fund | Annual Report 2020

Approval of Management Agreement  (continued)

2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Disciplined Growth Fund | Annual Report 2020	41

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Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN178_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Disciplined Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Disciplined Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	-6.75	4.04	9.77
	Including sales charges		-12.13	2.82	9.13
Advisor Class*		06/01/15	-6.55	4.32	9.92
Class C	Excluding sales charges	08/01/08	-7.45	3.27	8.94
	Including sales charges		-8.29	3.27	8.94
Institutional Class*		09/27/10	-6.53	4.31	10.05
Institutional 2 Class*		06/01/15	-6.42	4.42	9.97
Institutional 3 Class*		06/01/15	-6.36	4.49	10.01
Class R		08/01/08	-6.96	3.80	9.51
Class V*	Excluding sales charges	03/07/11	-6.66	4.05	9.75
	Including sales charges		-12.06	2.83	9.10
Russell 1000 Value Index			-6.01	5.36	10.12
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Value Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2020)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2020)
Communication Services	9.2
Consumer Discretionary	7.5
Consumer Staples	8.2
Energy	5.1
Financials	18.7
Health Care	14.8
Industrials	11.8
Information Technology	9.1
Materials	4.4
Real Estate	4.6
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Annual Report 2020

Manager Discussion of Fund Performance
At July 31, 2020, approximately 60.41% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned -6.75% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell 1000 Value Index, which returned -6.01% for the same time period. While stock selection contributed positively to relative results, sector allocation produced mixed results for the Fund.
U.S. equity markets advanced despite heightened volatility
The annual period began with U.S. equity markets trading in a rather narrow range. Stocks were supported by the increasingly accommodative monetary policy of the U.S. Federal Reserve (the Fed), highlighted by quarter-point interest rate cuts in both August and September 2019. In addition, investors appeared confident that corporate earnings, while decelerating from the levels of 2018, would remain in positive territory. However, these tailwinds were largely offset by the combination of slowing global economic growth, ongoing trade disputes between the U.S. and China, and the U.S. House of Representatives’ initiation of a formal impeachment investigation against the U.S. President in late September. U.S. equities then surged in the fourth quarter of 2019 amid a relatively low degree of volatility. Investors were encouraged by evidence of improving economic growth both in the U.S. and overseas, apparent progress in the U.S.-China trade talks, and continued support from Fed policy. Although the Fed indicated it was unlikely to enact any further rate cuts, its sizable injections of liquidity into the financial system boosted investor sentiment.
U.S. equities fell sharply in the first three months of 2020, finishing with their weakest calendar quarter since 2008 and the worst first-quarter return in history. The end result obscures the fact that the new year actually began on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the virus would be much wider than first thought. As containment efforts led to a shutdown of the global economy, investors began to factor severe weakness in both growth and corporate earnings going forward. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived save havens, such as U.S. Treasuries. The downturn reached its nadir on March 23, at which point the major U.S. indices had given up all of the gains of the past three calendar years. Equities subsequently recovered in the final days of the quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus. The Fed cut interest rates to near-zero and announced a wide range of new lending facilities and asset-purchase programs, and the U.S. Congress passed a $2.2 trillion stimulus package. U.S. equities then posted a sizable gain in the last four months of the annual period, reflecting the strong rebound in investor sentiment. The prospect of a gradual reopening of U.S. businesses fueled an emerging consensus. Also, the Fed provided ongoing support to the markets through a wide range of accommodative policies.
For the annual period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
Large-cap stocks led market higher
Generally, the U.S. equity markets tended to favor capitalization during the annual period, as large-cap stocks significantly outperformed their smaller-cap counterparts. The Russell 1000 Index returned 12.03% compared to the -4.59% return of the Russell 2000 Index for the annual period. Stocks characterized by high growth and high profitability were also in favor during the annual period. Conversely, low volatility, high earnings yield and high book-to-price value characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model generated rather neutral results overall, as the strong positive guidance of the quality theme and the modestly positive guidance provided by the catalyst theme were virtually offset
Columbia Disciplined Value Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
by the strong negative guidance of the value theme. Of our 22 industry-specific models, 12 underperformed the benchmark. Industrials-transportation, information technology-semiconductors and utilities detracted most. Consumer discretionary-autos & durables, industrials-capital goods and health care-services were the biggest positive contributors during the annual period.
Stock selection overall contributed positively to returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period. Stock selection overall contributed most positively to the Fund’s performance relative to the benchmark. Stock selection in the energy, communication services and real estate sectors helped the Fund’s relative performance most.
Among the individual stocks contributing most to relative performance were Lam Research Corp., Bristol-Myers Squibb Co. and ProLogis, Inc. Lam Research, which manufactures and services semiconductor processing equipment used in the making of integrated circuits, enjoyed a double-digit share price gain during the annual period. Its share price surged on heightened expectations for increased demand for memory chips. The portfolio’s overweight in Lam Research was driven by our value theme, and the model delivered effective stock selection guidance. Large pharmaceuticals company Bristol-Myers Squibb also posted a double-digit share price gain during the annual period, as it benefited from the completed integration of its acquisition of Celgene Corporation, from strong demand for several of its drugs amid the COVID-19 pandemic and from positive trial results for its Opdivo drug on esophageal cancer, melanoma and non-small cell lung cancer, reassuring investors that the product’s sales would likely continue to grow. The portfolio’s overweight in Bristol-Myers Squibb was based on positive guidance by our value theme. Prologis is an industrial real estate company, which saw its shares gain sharply. Prologis, which leases distribution space to some of the nation’s top retailers, benefited from the significant shift toward e-commerce, which has provided a growth runway for distribution and logistics facilities, especially given the large amount of space necessary to support online sales compared with brick-and-mortar retail. Its high-quality property portfolio versus its peers also was favored by investors. The portfolio’s overweight in Prologis was driven by our catalyst theme, which delivered effective stock selection guidance.
Materials and consumer staples stock selection dampened returns
Stock selection in the materials, consumer staples and health care sectors detracted from the Fund’s relative performance during the annual period.
Among the Fund’s greatest individual detractors were its overweights in domestic airline Southwest Airlines Co., specialty finance company Navient Corp. and oil and gas exploration and production company ConocoPhillips Co. Southwest Airlines’ shares declined, as both leisure and business demand remained essentially non-existent through the second half of the annual period amid COVID-19-driven travel restrictions. The portfolio’s overweight in Southwest Airlines was established based on our value and quality themes, but the models delivered negative guidance. Navient’s focus is on education loan portfolio management and servicing. Its share price fell on fears of loan defaults as the U.S. economic recession emerged quickly and severely. The portfolio’s overweight in Navient had been driven by our value and catalyst themes. ConocoPhillips’ stock declined sharply on slumping demand amid the increase in the number of COVID-19 cases worldwide and on a collapse in crude oil prices driven in part by the Organization of the Petroleum Exporting Countries (OPEC) and Russia battling a production war. The portfolio’s weighting in ConocoPhillips was based on all three of our stock selection themes — value, catalyst and quality.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the annual period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we made several enhancements during the annual period, as we continuously look for ways to refine our quantitative stock selection process. We modified the construction of the dividend growth factor to handle cases like dividend initiators, non-payers or small bases. We amended the real estate sector-specific model by utilizing proprietary security groupings alongside sub-sector adjustments to value and quality measures for improved position diversification across property types, better security comparability and reduced risk. Additionally, the catalyst theme was augmented with two new signals—linear momentum and net asset value revisions. We also, in six of our sector-specific models, upgraded the trendline reliability signal with the linear momentum signal to help us better detect reversals, reduce
6	Columbia Disciplined Value Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
drawdown and generate excess returns during volatile markets. Further, following a thorough review, we reinforced the global information technology model by partitioning the sector into two distinct modeling groups—hardware and software, wherein tailored factors and weightings are employed to improve efficacy. Explicitly, two novel catalyst factors—revenue and earnings before interest, taxes, depreciation and amortization acceleration—were incorporated to capture changes in growth alongside three distinct measures of gross profitability.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Value Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.90	1,019.34	5.23	5.57	1.11
Advisor Class	1,000.00	1,000.00	895.90	1,020.59	4.05	4.32	0.86
Class C	1,000.00	1,000.00	890.90	1,015.61	8.74	9.32	1.86
Institutional Class	1,000.00	1,000.00	896.10	1,020.59	4.05	4.32	0.86
Institutional 2 Class	1,000.00	1,000.00	896.80	1,021.28	3.40	3.62	0.72
Institutional 3 Class	1,000.00	1,000.00	897.00	1,021.53	3.16	3.37	0.67
Class R	1,000.00	1,000.00	894.20	1,018.10	6.41	6.82	1.36
Class V	1,000.00	1,000.00	895.70	1,019.34	5.23	5.57	1.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Disciplined Value Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 9.1%
Diversified Telecommunication Services 4.8%
AT&T, Inc.	314,500	9,302,910
Verizon Communications, Inc.	271,400	15,600,072
Total		24,902,982
Entertainment 3.5%
Activision Blizzard, Inc.	94,900	7,841,587
Electronic Arts, Inc.(a)	74,800	10,593,176
Total		18,434,763
Interactive Media & Services 0.7%
Alphabet, Inc., Class A(a)	2,340	3,481,803
Media 0.1%
Interpublic Group of Companies, Inc. (The)	42,600	768,930
Total Communication Services		47,588,478
Consumer Discretionary 7.3%
Distributors 0.4%
LKQ Corp.(a)	70,800	1,995,852
Hotels, Restaurants & Leisure 1.5%
Hyatt Hotels Corp., Class A	39,400	1,891,200
International Game Technology PLC	169,300	1,669,298
McDonald’s Corp.	4,400	854,832
Wyndham Destinations, Inc.	138,900	3,694,740
Total		8,110,070
Household Durables 2.2%
Lennar Corp., Class A	33,000	2,387,550
PulteGroup, Inc.	217,200	9,469,920
Total		11,857,470
Internet & Direct Marketing Retail 0.7%
eBay, Inc.	67,300	3,720,344
Multiline Retail 1.8%
Target Corp.	73,900	9,302,532
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 0.7%
Best Buy Co., Inc.	14,700	1,463,973
Home Depot, Inc. (The)	7,900	2,097,371
Total		3,561,344
Total Consumer Discretionary		38,547,612
Consumer Staples 8.0%
Beverages 0.1%
Coca-Cola Co. (The)	9,200	434,608
Food Products 1.1%
General Mills, Inc.	95,800	6,061,266
Household Products 3.7%
Kimberly-Clark Corp.	69,700	10,597,188
Procter & Gamble Co. (The)	67,300	8,824,376
Total		19,421,564
Tobacco 3.1%
Altria Group, Inc.	57,200	2,353,780
Philip Morris International, Inc.	179,400	13,779,714
Total		16,133,494
Total Consumer Staples		42,050,932
Energy 5.0%
Oil, Gas & Consumable Fuels 5.0%
Chevron Corp.(b)	136,000	11,415,840
ConocoPhillips Co.	230,500	8,618,395
Exxon Mobil Corp.	10,400	437,632
Marathon Petroleum Corp.	42,500	1,623,500
Phillips 66	63,900	3,963,078
Total		26,058,445
Total Energy		26,058,445
Financials 18.4%
Banks 6.7%
Bank of America Corp.	147,300	3,664,824
Citigroup, Inc.	255,400	12,772,554
JPMorgan Chase & Co.	150,600	14,553,984
Popular, Inc.	111,500	4,137,765
Total		35,129,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 6.6%
Bank of New York Mellon Corp. (The)	264,100	9,467,985
BlackRock, Inc.	12,600	7,245,126
Intercontinental Exchange, Inc.	109,900	10,636,122
Morgan Stanley	148,800	7,273,344
Total		34,622,577
Consumer Finance 0.9%
Navient Corp.	144,900	1,153,404
OneMain Holdings, Inc.	119,100	3,418,170
Total		4,571,574
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B(a)	24,700	4,835,766
Insurance 2.9%
Allstate Corp. (The)	99,500	9,391,805
MetLife, Inc.	65,000	2,460,250
Prudential Financial, Inc.	49,700	3,149,489
Total		15,001,544
Thrifts & Mortgage Finance 0.4%
MGIC Investment Corp.	255,000	2,108,850
Total Financials		96,269,438
Health Care 14.5%
Biotechnology 1.5%
AbbVie, Inc.	28,700	2,723,917
Alexion Pharmaceuticals, Inc.(a)	13,650	1,398,989
bluebird bio, Inc.(a)	9,100	552,370
Gilead Sciences, Inc.	45,300	3,149,709
Total		7,824,985
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	5,800	583,712
Medtronic PLC	138,100	13,323,888
Total		13,907,600
Health Care Providers & Services 3.4%
Cigna Corp.	1,400	241,766
CVS Health Corp.	76,200	4,796,028
DaVita, Inc.(a)	85,600	7,480,584
Humana, Inc.	13,350	5,239,207
Total		17,757,585
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.4%
Thermo Fisher Scientific, Inc.	17,200	7,119,940
Pharmaceuticals 5.6%
Bristol-Myers Squibb Co.	102,700	6,024,382
Johnson & Johnson	84,400	12,302,144
Merck & Co., Inc.	112,100	8,994,904
Pfizer, Inc.	53,100	2,043,288
Total		29,364,718
Total Health Care		75,974,828
Industrials 11.6%
Aerospace & Defense 0.3%
Boeing Co. (The)	9,000	1,422,000
Airlines 1.5%
Alaska Air Group, Inc.	14,000	482,160
Copa Holdings SA, Class A	120,400	4,989,376
Southwest Airlines Co.	71,900	2,220,991
Total		7,692,527
Electrical Equipment 3.9%
Eaton Corp. PLC	119,100	11,091,783
Emerson Electric Co.	153,200	9,499,932
Total		20,591,715
Industrial Conglomerates 2.1%
3M Co.	25,400	3,821,938
Honeywell International, Inc.	47,100	7,035,327
Total		10,857,265
Machinery 2.6%
Cummins, Inc.	42,600	8,232,876
Illinois Tool Works, Inc.	28,600	5,290,714
Total		13,523,590
Road & Rail 1.2%
CSX Corp.	83,100	5,928,354
Norfolk Southern Corp.	2,800	538,188
Total		6,466,542
Total Industrials		60,553,639
Information Technology 9.0%
Communications Equipment 2.9%
Cisco Systems, Inc.	325,100	15,312,210

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.9%
Fiserv, Inc.(a)	9,500	948,005
VeriSign, Inc.(a)	6,600	1,397,088
WEX, Inc.(a)	12,700	2,011,299
Total		4,356,392
Semiconductors & Semiconductor Equipment 3.5%
Broadcom, Inc.	25,800	8,172,150
Intel Corp.	215,900	10,304,907
Total		18,477,057
Software 1.7%
Autodesk, Inc.(a)	37,200	8,795,196
Total Information Technology		46,940,855
Materials 4.3%
Chemicals 1.5%
LyondellBasell Industries NV, Class A	128,500	8,033,820
Metals & Mining 2.8%
Reliance Steel & Aluminum Co.	88,900	8,735,314
Steel Dynamics, Inc.	207,800	5,695,798
Total		14,431,112
Total Materials		22,464,932
Real Estate 4.5%
Equity Real Estate Investment Trusts (REITS) 4.5%
Brixmor Property Group, Inc.	69,200	796,492
Gaming and Leisure Properties, Inc.	133,674	4,840,335
ProLogis, Inc.	125,700	13,251,294
Vornado Realty Trust	139,000	4,798,280
Total		23,686,401
Total Real Estate		23,686,401
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 6.5%
Electric Utilities 5.3%
American Electric Power Co., Inc.	55,200	4,795,776
Exelon Corp.	244,800	9,451,728
NRG Energy, Inc.	241,100	8,151,591
Southern Co. (The)	12,700	693,547
Xcel Energy, Inc.	64,600	4,459,984
Total		27,552,626
Multi-Utilities 1.2%
Sempra Energy	50,500	6,285,230
Total Utilities		33,837,856
Total Common Stocks (Cost $484,947,286)		513,973,416

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.177%(c),(d)	8,382,938	8,382,938
Total Money Market Funds (Cost $8,381,862)		8,382,938
Total Investments in Securities (Cost: $493,329,148)		522,356,354
Other Assets & Liabilities, Net		1,117,371
Net Assets		523,473,725

At July 31, 2020, securities and/or cash totaling $1,166,766 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	59	09/2020	USD	9,627,325	779,130	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.177%
	7,470,534	93,094,057	(92,182,729)	1,076	8,382,938	(719)	106,601	8,382,938
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	47,588,478	—	—	47,588,478
Consumer Discretionary	38,547,612	—	—	38,547,612
Consumer Staples	42,050,932	—	—	42,050,932
Energy	26,058,445	—	—	26,058,445
Financials	96,269,438	—	—	96,269,438
Health Care	75,974,828	—	—	75,974,828
Industrials	60,553,639	—	—	60,553,639
Information Technology	46,940,855	—	—	46,940,855
Materials	22,464,932	—	—	22,464,932
Real Estate	23,686,401	—	—	23,686,401
Utilities	33,837,856	—	—	33,837,856
Total Common Stocks	513,973,416	—	—	513,973,416
Money Market Funds	8,382,938	—	—	8,382,938
Total Investments in Securities	522,356,354	—	—	522,356,354
Investments in Derivatives
Asset
Futures Contracts	779,130	—	—	779,130
Total	523,135,484	—	—	523,135,484
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	13

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $484,947,286)	$513,973,416
Affiliated issuers (cost $8,381,862)	8,382,938
Receivable for:
Capital shares sold	408,297
Dividends	997,866
Variation margin for futures contracts	43,365
Expense reimbursement due from Investment Manager	2,404
Prepaid expenses	5,166
Total assets	523,813,452
Liabilities
Payable for:
Capital shares purchased	203,740
Management services fees	10,716
Distribution and/or service fees	1,043
Transfer agent fees	38,118
Compensation of board members	58,444
Other expenses	27,666
Total liabilities	339,727
Net assets applicable to outstanding capital stock	$523,473,725
Represented by
Paid in capital	501,394,779
Total distributable earnings (loss)	22,078,946
Total - representing net assets applicable to outstanding capital stock	$523,473,725
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
July 31, 2020
Class A
Net assets	$56,747,656
Shares outstanding	7,011,442
Net asset value per share	$8.09
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.58
Advisor Class
Net assets	$1,533,989
Shares outstanding	187,440
Net asset value per share	$8.18
Class C
Net assets	$7,100,162
Shares outstanding	905,194
Net asset value per share	$7.84
Institutional Class
Net assets	$83,333,489
Shares outstanding	10,175,722
Net asset value per share	$8.19
Institutional 2 Class
Net assets	$587,985
Shares outstanding	71,962
Net asset value per share	$8.17
Institutional 3 Class
Net assets	$308,659,691
Shares outstanding	37,684,299
Net asset value per share	$8.19
Class R
Net assets	$1,711,244
Shares outstanding	211,088
Net asset value per share	$8.11
Class V
Net assets	$63,799,509
Shares outstanding	7,909,906
Net asset value per share	$8.07
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$8.56
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	15

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$18,715,627
Dividends — affiliated issuers	106,601
Foreign taxes withheld	(24,955)
Total income	18,797,273
Expenses:
Management services fees	4,698,252
Distribution and/or service fees
Class A	163,843
Class C	98,320
Class R	11,611
Class V	173,980
Transfer agent fees
Class A	151,254
Advisor Class	4,351
Class C	22,548
Institutional Class	222,760
Institutional 2 Class	540
Institutional 3 Class	30,188
Class R	5,319
Class V	160,945
Compensation of board members	20,302
Custodian fees	9,458
Printing and postage fees	25,329
Registration fees	120,392
Audit fees	29,337
Legal fees	14,401
Compensation of chief compliance officer	146
Other	19,808
Total expenses	5,983,084
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(731,414)
Expense reduction	(2,033)
Total net expenses	5,249,637
Net investment income	13,547,636
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,028,448
Investments — affiliated issuers	(719)
Futures contracts	1,247,832
Net realized gain	8,275,561
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(64,866,011)
Investments — affiliated issuers	1,076
Futures contracts	521,299
Net change in unrealized appreciation (depreciation)	(64,343,636)
Net realized and unrealized loss	(56,068,075)
Net decrease in net assets resulting from operations	$(42,520,439)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$13,547,636	$14,083,054
Net realized gain	8,275,561	43,442,711
Net change in unrealized appreciation (depreciation)	(64,343,636)	(64,076,421)
Net decrease in net assets resulting from operations	(42,520,439)	(6,550,656)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,331,422)	(7,359,386)
Advisor Class	(202,052)	(396,274)
Class C	(1,110,285)	(1,293,880)
Institutional Class	(11,129,827)	(13,467,138)
Institutional 2 Class	(110,104)	(124,052)
Institutional 3 Class	(44,122,254)	(43,366,409)
Class R	(257,293)	(315,945)
Class T	—	(135,304)
Class V	(7,652,395)	(7,739,309)
Total distributions to shareholders	(71,915,632)	(74,197,697)
Decrease in net assets from capital stock activity	(71,421,348)	(68,588,481)
Total decrease in net assets	(185,857,419)	(149,336,834)
Net assets at beginning of year	709,331,144	858,667,978
Net assets at end of year	$523,473,725	$709,331,144
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,313,288	11,042,013	2,656,282	24,955,316
Distributions reinvested	563,724	5,118,614	605,855	5,458,757
Redemptions	(2,614,977)	(22,239,596)	(2,750,807)	(26,184,261)
Net increase (decrease)	(737,965)	(6,078,969)	511,330	4,229,812
Advisor Class
Subscriptions	43,309	389,692	26,932	278,184
Distributions reinvested	22,006	201,791	43,613	396,005
Redemptions	(188,926)	(1,749,143)	(490,509)	(5,152,202)
Net decrease	(123,611)	(1,157,660)	(419,964)	(4,478,013)
Class C
Subscriptions	52,636	449,352	208,415	1,940,046
Distributions reinvested	112,170	991,586	127,278	1,120,049
Redemptions	(523,630)	(4,341,107)	(472,539)	(4,440,155)
Net decrease	(358,824)	(2,900,169)	(136,846)	(1,380,060)
Institutional Class
Subscriptions	2,152,137	18,282,649	3,195,401	31,130,145
Distributions reinvested	1,081,019	9,912,947	1,307,322	11,883,558
Redemptions	(4,547,703)	(39,555,841)	(11,943,487)	(121,370,022)
Net decrease	(1,314,547)	(11,360,245)	(7,440,764)	(78,356,319)
Institutional 2 Class
Subscriptions	31,358	284,447	17,874	174,036
Distributions reinvested	12,017	109,840	13,647	123,780
Redemptions	(96,247)	(882,950)	(24,581)	(239,938)
Net increase (decrease)	(52,872)	(488,663)	6,940	57,878
Institutional 3 Class
Subscriptions	2,782,587	23,789,988	6,056,371	56,693,519
Distributions reinvested	4,816,811	44,121,989	4,776,006	43,366,135
Redemptions	(13,916,788)	(117,532,399)	(9,001,203)	(88,002,583)
Net increase (decrease)	(6,317,390)	(49,620,422)	1,831,174	12,057,071
Class R
Subscriptions	60,621	561,183	85,484	881,926
Distributions reinvested	25,240	229,935	25,569	231,140
Redemptions	(159,893)	(1,331,671)	(109,665)	(1,059,717)
Net increase (decrease)	(74,032)	(540,553)	1,388	53,349
Class T
Distributions reinvested	—	—	14,883	134,989
Redemptions	—	—	(152,597)	(1,375,863)
Net decrease	—	—	(137,714)	(1,240,874)
Class V
Subscriptions	54,785	452,720	57,042	534,929
Distributions reinvested	746,544	6,756,219	753,164	6,763,411
Redemptions	(757,284)	(6,483,606)	(704,087)	(6,829,665)
Net increase	44,045	725,333	106,119	468,675
Total net decrease	(8,935,196)	(71,421,348)	(5,678,337)	(68,588,481)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2020

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Columbia Disciplined Value Fund | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$9.63	0.16	(0.70)	(0.54)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Advisor Class
Year Ended 7/31/2020	$9.73	0.19	(0.72)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)	(0.61)
Class C
Year Ended 7/31/2020	$9.36	0.09	(0.68)	(0.59)	(0.10)	(0.83)	(0.93)
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Year Ended 7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)	(0.51)
Institutional Class
Year Ended 7/31/2020	$9.74	0.18	(0.71)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)	(0.61)
Institutional 2 Class
Year Ended 7/31/2020	$9.72	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)	(0.62)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$8.09	(6.75%)	1.26%	1.12%(c)	1.83%	80%	$56,748
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15%(c)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16%(c)	1.94%	78%	$72,684
Year Ended 7/31/2016	$9.17	2.51%	1.21%	1.19%(c)	1.72%	82%	$96,040
Advisor Class
Year Ended 7/31/2020	$8.18	(6.55%)	1.01%	0.87%(c)	2.12%	80%	$1,534
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90%(c)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91%(c)	2.35%	78%	$5,845
Year Ended 7/31/2016	$9.25	2.89%	0.97%	0.94%(c)	1.16%	82%	$2,132
Class C
Year Ended 7/31/2020	$7.84	(7.45%)	2.01%	1.87%(c)	1.09%	80%	$7,100
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90%(c)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91%(c)	1.18%	78%	$13,852
Year Ended 7/31/2016	$8.96	1.83%	1.96%	1.94%(c)	0.97%	82%	$16,270
Institutional Class
Year Ended 7/31/2020	$8.19	(6.53%)	1.01%	0.87%(c)	2.07%	80%	$83,333
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90%(c)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91%(c)	2.33%	78%	$175,663
Year Ended 7/31/2016	$9.26	2.88%	0.95%	0.94%(c)	1.98%	82%	$118,722
Institutional 2 Class
Year Ended 7/31/2020	$8.17	(6.42%)	0.84%	0.73%	2.20%	80%	$588
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
Year Ended 7/31/2016	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$9.74	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)	(0.63)
Class R
Year Ended 7/31/2020	$9.65	0.14	(0.70)	(0.56)	(0.15)	(0.83)	(0.98)
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)	(0.56)
Class V
Year Ended 7/31/2020	$9.60	0.16	(0.69)	(0.53)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Value Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$8.19	(6.36%)	0.79%	0.68%	2.28%	80%	$308,660
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Year Ended 7/31/2016	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
Class R
Year Ended 7/31/2020	$8.11	(6.96%)	1.51%	1.37%(c)	1.58%	80%	$1,711
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40%(c)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41%(c)	1.75%	78%	$2,930
Year Ended 7/31/2016	$9.19	2.34%	1.46%	1.44%(c)	1.45%	82%	$2,604
Class V
Year Ended 7/31/2020	$8.07	(6.66%)	1.26%	1.12%(c)	1.83%	80%	$63,800
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15%(c)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16%(c)	1.98%	78%	$81,312
Year Ended 7/31/2016	$9.15	2.50%	1.21%	1.19%(c)	1.72%	82%	$79,008
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2020	23

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
24	Columbia Disciplined Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Disciplined Value Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
July 31, 2020
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
26	Columbia Disciplined Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	779,130*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,247,832

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	521,299
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,504,474

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Value Fund | Annual Report 2020	27

Notes to Financial Statements  (continued)
July 31, 2020
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.74% of the Fund’s average daily net assets.
28	Columbia Disciplined Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.23
Advisor Class	0.23
Class C	0.23
Institutional Class	0.23
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.23
Class V	0.23
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,033.
Columbia Disciplined Value Fund | Annual Report 2020	29

Notes to Financial Statements  (continued)
July 31, 2020
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $41,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	21,865
Class C	—	1.00(b)	2,866
Class V	5.75	0.50 - 1.00(a)	1,610

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
30	Columbia Disciplined Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.11%	1.15%
Advisor Class	0.86	0.90
Class C	1.86	1.90
Institutional Class	0.86	0.90
Institutional 2 Class	0.72	0.76
Institutional 3 Class	0.67	0.71
Class R	1.36	1.40
Class V	1.11	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, re-characterization of distributions for investments and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(107,699)	107,699	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
Columbia Disciplined Value Fund | Annual Report 2020	31

Notes to Financial Statements  (continued)
July 31, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020			Year Ended July 31, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,771,767	58,143,865	71,915,632	25,267,990	48,929,707	74,197,697
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,302,087	—	(11,101,482)	25,936,068
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
497,199,416	55,012,379	(29,076,311)	25,936,068
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(11,101,482)	—	(11,101,482)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $497,845,410 and $627,005,477, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
32	Columbia Disciplined Value Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 9. Significant risks
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global
Columbia Disciplined Value Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
July 31, 2020
economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 70.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
34	Columbia Disciplined Value Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Value Fund | Annual Report 2020	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	100.00%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
36	Columbia Disciplined Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Disciplined Value Fund | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
38	Columbia Disciplined Value Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Columbia Disciplined Value Fund | Annual Report 2020	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
40	Columbia Disciplined Value Fund | Annual Report 2020

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
Columbia Disciplined Value Fund | Annual Report 2020	41

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as seeking to add resources to the portfolio team) had been taken or are contemplated to help improve the Fund’s performance.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in
42	Columbia Disciplined Value Fund | Annual Report 2020

Approval of Management Agreement  (continued)

2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Disciplined Value Fund | Annual Report 2020	43

Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN179_07_K01_(09/20)

Annual Report
July 31, 2020
Columbia Strategic Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Strategic Municipal Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	4.25	4.48	5.00
	Including sales charges		1.06	3.87	4.67
Advisor Class*		03/19/13	4.77	4.80	5.22
Class C	Excluding sales charges	06/26/00	3.73	3.76	4.24
	Including sales charges		2.73	3.76	4.24
Institutional Class*		09/27/10	4.77	4.80	5.26
Institutional 2 Class*		12/11/13	4.78	4.75	5.20
Institutional 3 Class*		03/01/17	4.58	4.70	5.11
Bloomberg Barclays Municipal Bond Index			5.36	4.13	4.26
Bloomberg Barclays High Yield Municipal Bond Index			3.12	6.45	6.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Strategic Municipal Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2010 — July 31, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2020)
AAA rating	7.5
AA rating	29.6
A rating	32.5
BBB rating	19.9
BB rating	3.0
B rating	0.1
Not rated	7.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is Not Rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be Not Rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2020)
Texas	10.9
Illinois	9.7
Pennsylvania	7.1
New York	6.4
California	6.4
New Jersey	4.8
Washington	4.6
Colorado	3.9
Florida	3.6
Michigan	3.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2020, the Fund’s Class A shares returned 4.25% excluding sales charges. The Fund’s Institutional Class shares returned 4.77% for the same time period. While posting solid absolute gains, the Fund’s shares underperformed their primary benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.36%. The Fund’s shares outperformed their secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, which returned 3.12%. Credit quality positioning, sector allocation, security selection, and yield curve and duration positioning overall generated mixed results relative to the primary benchmark during the annual period.
Tax-exempt bond market gained despite heightened volatility
The annual period began in August 2019 with the municipal bond market generating positive performance amid strong municipal bond inflows. This was fueled by heightened demand as a result of state and local tax deductions capped by the Tax Cuts and Jobs Act of 2017 combined with meager new issue supply. September 2019 was the first, and what proved to be the only, month of negative total returns for the municipal bond market in 2019, as rates rose across U.S. fixed-income markets. The fourth quarter of 2019 brought three consecutive months of positive performance for the municipal bond market, erasing the modest September drawdown. Short-term municipal bond yields were lower, while longer term yields moved modestly higher. (Bond prices rise when yields decrease and vice versa.) New issue supply picked up considerably in the fourth quarter, bringing the full-year 2019 total to $329.6 billion, 11.6% higher than the previous year. The additional supply, however, was readily absorbed, as municipal bond mutual fund inflows eclipsed $24 billion for the quarter and set a record high of $93.6 billion for 2019.
Though 2020 began with economic prospects looking relatively positive, the spread of COVID-19 dramatically and quickly re-shaped global markets. The abrupt halt to substantial portions of the economy left markets struggling to appropriately price risk assets in this new reality. Against this backdrop, higher quality areas of the fixed-income market performed best during the first quarter of 2020, especially U.S. Treasuries. Most other fixed-income sectors saw significant repricing. The U.S. Federal Reserve (Fed) took a series of unprecedented steps in March to shore up liquidity, backstop important sectors and provide stimulus. The Fed slashed the targeted federal funds rate to near zero, relaunched quantitative easing and started numerous credit facilities to support various markets, including a new measure, known as the Municipal Liquidity Facility, to help buoy the municipal bond market. Also, Congress and the White House passed three phases of fiscal stimulus totaling more than $2 trillion. By quarter end, the net effect of these measures provided a bit of calm to markets, sparking a performance recovery for many non-Treasury fixed-income sectors. Still, municipal bonds were not immune to the volatility, as positive total returns experienced through February 2020 gave way in March to some of the worst days in municipal bond market history. In early March, outflow pressure on municipal bond mutual funds for the first time in 61 weeks prompted massive selling. Yields across the municipal curve moved higher. However, almost as quickly as yields increased, the lure of historically inexpensive valuations, coupled with Fed support, brought buyers back into the market, retracing a substantial portion of the negative performance. While the new issue market had yet to fully come back online by quarter end, the initial signs of stabilization were a welcome reprieve from then-recent volatility.
The second quarter of 2020 began with fragile optimism, as the late-March recovery in municipals gave way to a volatile April, beset by uncertainty about the impact of COVID-19 and unnerved by political posturing in Washington D.C. While May did little to quell the underlying uncertainty, municipal bonds’ relative value versus other fixed-income sectors was enough to drive the return of municipal bond mutual fund inflows and the best month of total returns for the primary benchmark since September 2009. Price stability and substantial demand for a new issue calendar helped lead to June gains, capping consecutive months of positive total returns and leading municipals solidly back into positive territory for 2020 year-to-date through the end of June. Notably, even with the new issue market coming to a halt in mid-March, total municipal new issuance through the first six months of 2020 reached $144 billion, only 2.6% lower than the prior year’s pace at mid-year.
In stark contrast to the first several months of the year, low volatility characterized July 2020, as yields on high-quality municipal bonds were rather stable through the month. The municipal bond market continued to receive technical, or supply/demand, support from investors, as July ended with 12 consecutive weeks of mutual fund inflows and low new issue supply relative to the same month one year prior. Despite potential credit headwinds from the fiscally damaging effects of COVID-19, optimism regarding potential government support for the municipal bond market supported returns as well. The demand for yield primarily enticed investors into longer maturity, high-yield and lower investment-grade bonds, which outperformed shorter maturity and higher rated issues for the month.
Columbia Strategic Municipal Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
A significant trend through most of the annual period was the marked increase in taxable municipal issuance, which reduced supply that would have otherwise come into the tax-exempt market as issuers used taxable debt to refinance outstanding tax-exempt debt. Importantly, with absolute yields low, this trend provided a positive supply/demand scenario for the tax-exempt market by further reducing the supply of tax-exempt issues.
Positioning in continuing care retirement communities sector detracted most
The continuing care retirement communities (CCRC) sector was rather universally punished during the annual period, especially in March and April 2020, due to fears of a significant negative impact from the pandemic, as it had been widely reported that the elderly population was especially susceptible to COVID-19. The CCRC sector was one of the worst performers in the primary benchmark, and thus the Fund’s overweight to the sector, which was dominated by non-rated, longer term maturities, had an outsized negative effect on its performance. Also detracting from the Fund’s relative results was an overweighted allocation to the airport sector, which underperformed the primary benchmark during the annual period given the loss of travelers, and an underweighted allocation to the local general obligation bond sector, which outpaced the primary benchmark during the annual period. Issue selection among local general obligation bonds also dampened the Fund’s relative performance.
From a credit quality perspective, the Fund’s emphasis on non-rated bonds and on bonds rated BBB detracted, as higher quality bonds outperformed during the annual period due largely to fears of decreased revenues from the pandemic-induced economic slowdown. Issue selection among non-rated bonds hurt as well as did selection among bonds with maturities of 25 years or more.
Issue selection overall boosted results
While the Fund’s overweight to the CCRC sector detracted, issue selection within the sector contributed positively to its relative results. Upon the COVID-19 outbreak, our analysts thoroughly reviewed the Fund’s holdings in the CCRC sector and concluded that the vast majority were financially sound, and we expected them to weather the difficulties of the pandemic. In addition, many of these issuers were eligible for and received government support in the form of grants or loans. We sought to reduce or eliminate those holdings our analysts identified as weaker or more susceptible to financial strains. During the last months of the annual period, the market, which earlier had reacted indiscriminately, penalizing most or all of the sector’s constituents, began to differentiate between stronger and weaker issuers, which boosted the performance of the Fund, as its sector holdings were comprised mostly of positions in rather strong issuers. Issue selection among state general obligation bonds and the hospital sector contributed positively to Fund results as well. Having an overweight to the toll roads sector, which was bolstered by the trend of travelers more likely driving by car than getting back on crowded planes, trains and buses, also added value.
Issue selection among bonds rated AA boosted the Fund’s relative results, as these higher quality bonds benefited from a flight to quality rally, especially during the heightened volatility of March and April 2020.
The Fund’s longer duration than that of the primary benchmark, maintained due to the Fed’s stated policy of keeping interest rates lower for longer and to the relative steepness of the municipal yield curve, helped its relative performance during the annual period overall. While such positioning hurt in September 2019 and in March and April 2020 when municipal yields rose, the stance added value for the annual period overall, as municipal yields fell from the start of August 2019 to the end of July 2020. Also proving effective was the Fund’s yield curve positioning. The Fund’s overweight to longer maturities, i.e. bonds with maturities of 25 years and longer, and its underweight to shorter maturities, i.e. bonds with maturities of two to four years, contributed especially positively, as longer term maturities substantially outperformed shorter term maturities during the annual period.
Fundamental credit analysis drove portfolio changes
While the Fund’s effective duration fluctuated during the annual period, we maintained a longer duration than the primary benchmark throughout, ending the annual period approximately one year longer than at the start.
6	Columbia Strategic Municipal Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Much trading activity, particularly in the latter half of the annual period, focused on upgrading credit quality and selling or reducing positions we believed were at risk due to the negative effects of the pandemic. For example, we added to the Fund’s holdings in high quality state general obligation bonds and single-family housing bonds while selectively reducing exposure to less liquid and smaller regional airports and hospitals and to CCRCs, as mentioned earlier, and corporate-backed issues. At the same time, our analysts identified purchase candidates in sectors that had been broadly beaten down, such as CCRCs and in larger and more financially strong airports, hospitals and hospital systems. In addition, we added to and overweighted the Fund’s allocation to the toll roads sector, as it became apparent that travelers were more likely to return to the safety of their own cars before venturing back onto planes, trains and buses. Pre-refunded bonds were often a source of proceeds for purchases, as their ultra-high quality ensured liquidity during especially volatile months and their relatively short durations inhibited price performance during stronger spans of performance, such as the last three months of the annual period. In all, based on fundamental credit analysis as market conditions shifted, we increased the Fund’s average credit quality during the annual period.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Strategic Municipal Income Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2020 — July 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.40	1,020.89	3.98	4.02	0.80
Advisor Class	1,000.00	1,000.00	1,007.00	1,022.13	2.74	2.77	0.55
Class C	1,000.00	1,000.00	1,002.10	1,017.16	7.72	7.77	1.55
Institutional Class	1,000.00	1,000.00	1,007.00	1,022.13	2.74	2.77	0.55
Institutional 2 Class	1,000.00	1,000.00	1,007.10	1,022.18	2.69	2.72	0.54
Institutional 3 Class	1,000.00	1,000.00	1,005.00	1,022.43	2.44	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments
July 31, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Fixed Income Funds 2.4%
	Shares	Value ($)
United States 2.4%
Columbia Multi-Sector Municipal Income ETF(a)	952,818	21,099,869
VanEck Vectors High-Yield Municipal Index ETF	590,000	35,700,900
Total		56,800,769
Total Exchange-Traded Fixed Income Funds (Cost $53,785,615)		56,800,769

Municipal Bonds 96.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.4%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,609,560
Black Belt Energy Gas District
Revenue Bonds
Project No. 4
Series 2019A-1 (Mandatory Put 12/01/25)
12/01/2049	4.000%	15,000,000	17,311,650
Lower Alabama Gas District (The)
Revenue Bonds
Gas Project
Series 2020 (Mandatory Put 12/01/25)
12/01/2050	4.000%	10,000,000	11,516,500
Total			33,437,710
Alaska 0.1%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	2,700,000	2,705,076
Arizona 1.5%
Arizona Board of Regents
Revenue Bonds
Series 2020A
07/01/2035	5.000%	1,000,000	1,347,020
07/01/2036	5.000%	1,000,000	1,341,090
07/01/2037	5.000%	1,500,000	2,004,735
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2049	4.500%	750,000	625,890
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lincoln South Beltway Project
Series 2020
08/01/2030	5.000%	2,000,000	2,725,120
02/01/2031	5.000%	1,500,000	2,062,710
05/01/2031	5.000%	1,500,000	2,071,830
08/01/2031	5.000%	1,500,000	2,080,740
Chandler Industrial Development Authority(b)
Revenue Bonds
Intel Corp.
Series 2019 (Mandatory Put 06/03/24)
06/01/2049	5.000%	2,800,000	3,227,588
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,056,620
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2054	5.000%	1,330,000	1,410,372
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2046	5.000%	6,500,000	7,057,635
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	870,000	967,579
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,543,760
Maricopa County Industrial Development Authority(c)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	1,600,000	1,612,688
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	1,250,000	1,199,688
Total			35,335,065
California 6.0%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,256,825
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,829,295
Subordinated Revenue Bonds
Kaiser Permanente
Series 2020A-2
11/01/2047	5.000%	3,000,000	4,855,650
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,297,570
02/01/2042	5.000%	1,500,000	1,738,620
California Municipal Finance Authority(c)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,035,130
California School Finance Authority(c)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,115,690
07/01/2046	6.375%	150,000	167,354
California State Public Works Board
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,288,900
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	693,667
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	2,037,093
California Statewide Communities Development Authority(c)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	547,135
City of Los Angeles Department of Airports(b)
Revenue Bonds
Los Angeles International
Subordinated Series 2018
05/15/2044	5.000%	2,000,000	2,432,420
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Compton Unified School District(d)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2037	0.000%	2,125,000	1,393,150
06/01/2038	0.000%	1,830,000	1,156,029
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,316,573
Series 2014A
01/15/2046	5.750%	4,250,000	4,745,295
Glendale Unified School District(d)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	694,330
09/01/2033	0.000%	1,100,000	723,723
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	8,500,000	8,686,065
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2020RYQ
07/01/2033	5.000%	3,000,000	4,080,990
Norman Y. Mineta San Jose International Airport(b)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	2,000,000	2,358,180
Poway Unified School District(d)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	4,475,000	3,899,246
Riverside County Transportation Commission(d)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	2,036,225
San Francisco City & County Airport Commission - San Francisco International Airport(b)
Revenue Bonds
Series 2019A
05/01/2035	5.000%	14,310,000	17,980,229
05/01/2036	5.000%	5,000,000	6,257,600
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,066,700

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2010
03/01/2030	5.250%	1,000,000	1,003,610
03/01/2033	6.000%	1,940,000	1,948,303
Series 2012
04/01/2035	5.250%	4,500,000	4,835,520
Series 2018
10/01/2028	5.000%	5,000,000	6,768,150
Series 2020
03/01/2034	5.000%	14,235,000	19,423,800
03/01/2035	5.000%	1,800,000	2,447,118
Unlimited General Obligation Refunding Bonds
Series 2020
03/01/2035	5.000%	3,500,000	4,758,285
Various Purpose
Series 2020
03/01/2037	4.000%	5,000,000	6,204,050
03/01/2040	4.000%	1,500,000	1,844,640
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
University of California
General Refunding Revenue Bonds
Series 2018AZ
05/15/2043	5.000%	3,455,000	4,383,048
Total			143,308,215
Colorado 3.9%
City & County of Denver(d)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	4,021,260
City & County of Denver Airport System(b)
Refunding Revenue Bonds
Series 2018-A
12/01/2037	5.000%	5,000,000	6,168,800
Subordinated Series 2018-A
12/01/2048	4.000%	3,500,000	3,893,015
Colorado Bridge Enterprise(b)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,690,000	7,397,267
Colorado Educational & Cultural Facilities Authority(c)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	765,968
07/01/2049	5.500%	700,000	716,737
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2053	5.000%	10,000,000	10,715,300
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	4,102,402
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	1,910,000	2,213,117
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	17,000,000	19,006,340
08/01/2049	4.000%	2,595,000	2,882,059
Series 2019B (Mandatory Put 08/01/26)
08/01/2049	5.000%	3,000,000	3,572,160
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	915,501
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2037	4.000%	800,000	926,320
01/01/2038	4.000%	1,300,000	1,500,512
01/01/2040	4.000%	1,000,000	1,147,720
Parkview Medical Center, Inc. Project
Series 2020
09/01/2045	4.000%	1,000,000	1,112,790
09/01/2050	4.000%	1,500,000	1,657,965
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2047	5.750%	6,000,000	4,936,260
11/01/2052	6.000%	890,000	747,093
Colorado Housing & Finance Authority
Revenue Bonds
Multi-Family Project
Series 2019B1
10/01/2039	3.000%	470,000	506,308
10/01/2049	3.250%	1,000,000	1,068,990
10/01/2054	3.400%	1,000,000	1,075,790
Series 2019K Class I (GNMA)
05/01/2050	3.875%	3,645,000	4,097,162
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	5.000%	1,150,000	1,538,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson Center Metropolitan District No. 1(e)
Refunding Revenue Bonds
Subordinated Series
Series 2020B
12/15/2050	5.750%	3,500,000	3,434,935
State of Colorado
Certificate of Participation
Series 2020A
12/15/2035	4.000%	750,000	932,797
12/15/2039	4.000%	750,000	915,855
Total			91,969,203
Connecticut 1.5%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2020A-1
11/15/2045	3.500%	4,000,000	4,478,200
Subordinated Series 2018B-1
05/15/2045	4.000%	1,710,000	1,897,638
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Yale University
07/01/2027	5.000%	2,650,000	3,462,331
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2033	5.000%	2,750,000	3,616,305
05/01/2039	4.000%	1,700,000	1,975,621
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,259,490
Series 2018-E
09/15/2035	5.000%	2,000,000	2,532,120
Series 2019A
04/15/2035	5.000%	3,200,000	4,097,536
04/15/2037	4.000%	10,000,000	11,790,000
Series 2020C
06/01/2033	4.000%	300,000	365,622
06/01/2035	4.000%	770,000	931,292
Total			36,406,155
District of Columbia 2.9%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	349,764
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,327,207
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2039	4.000%	1,275,000	1,374,794
07/01/2049	4.000%	695,000	736,686
Series 2019A
03/01/2033	5.000%	2,500,000	3,381,625
Unlimited General Obligation Bonds
Series 2019-A
10/15/2032	5.000%	9,090,000	12,193,599
10/15/2033	5.000%	15,000,000	20,020,800
Metropolitan Washington Airports Authority(b)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2033	5.000%	1,755,000	2,246,804
10/01/2035	5.000%	4,745,000	6,032,461
Series 2015B
10/01/2032	5.000%	9,575,000	11,230,996
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,505,048
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2033	5.000%	3,525,000	4,798,688
Total			68,198,472
Florida 3.6%
Capital Trust Agency, Inc.(c),(f)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,430,000	1,886,500
12/01/2050	0.000%	1,000,000	550,000
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,602,500
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	3,132,060

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tampa(d)
Revenue Bonds
Capital Appreciation
Series 2020A
09/01/2035	0.000%	650,000	413,530
09/01/2036	0.000%	700,000	425,768
09/01/2037	0.000%	700,000	407,190
City of Tampa
Revenue Bonds
H. Lee Moffitt Cancer Center Project
Series 2020
07/01/2050	5.000%	750,000	931,380
County of Broward Airport System(b)
Revenue Bonds
Series 2019A
10/01/2029	5.000%	1,000,000	1,303,320
10/01/2030	5.000%	1,375,000	1,776,404
County of Miami-Dade Aviation(b)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	14,490,000	17,565,937
County of Osceola Transportation(d)
Refunding Revenue Bonds
Series 2020A-2
10/01/2035	0.000%	2,700,000	1,708,614
10/01/2037	0.000%	4,000,000	2,330,320
10/01/2038	0.000%	1,500,000	838,515
10/01/2039	0.000%	3,300,000	1,767,480
Florida Development Finance Corp.(c)
Refunding Revenue Bonds
Renaissance Charter School, Inc. Projects
Series 2020
09/15/2040	5.000%	1,050,000	1,122,723
Revenue Bonds
Renaissance Charter School
Series 2015
06/15/2046	6.125%	980,000	1,063,182
Greater Orlando Aviation Authority(b)
Revenue Bonds
Series 2016A
10/01/2046	5.000%	5,000,000	5,830,300
Hillsborough County Aviation Authority(b)
Revenue Bonds
Tampa International Airport
Subordinated Series 2018
10/01/2048	5.000%	3,450,000	4,126,787
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	9,447,520
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,462,355
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,109,770
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	252,055
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,196,500
08/01/2041	5.000%	2,000,000	2,184,280
Palm Beach County Health Facilities Authority
Revenue Bonds
ACTS Retirement
Series 2020B
11/15/2041	4.000%	500,000	548,710
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,420,242
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	4,092,745
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2039	5.250%	5,030,000	4,607,279
11/15/2049	5.500%	2,300,000	2,066,458
Total			84,170,424
Georgia 2.9%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	7,000,000	8,056,020
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019 (Mandatory Put 05/25/23)
10/01/2032	2.250%	1,800,000	1,857,006

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,124,366
City of Atlanta Department of Aviation(b)
Revenue Bonds
Airport
Series 2019B
07/01/2037	4.000%	8,930,000	10,357,996
Subordinated Series 2019
07/01/2040	4.000%	2,500,000	2,876,300
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,130,930
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	4,000,000	3,715,240
12/01/2053	6.500%	1,900,000	1,808,211
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,191,700
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	5,125,129
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Series 2020A
12/01/2040	3.050%	1,000,000	1,081,020
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	5,960,000	6,451,879
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019B (Mandatory Put 12/02/24)
08/01/2049	4.000%	7,400,000	8,403,292
Series 2019C (Mandatory Put 09/01/26)
03/01/2050	4.000%	7,500,000	8,704,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2038	6.125%	3,515,000	3,370,990
12/01/2048	6.250%	1,960,000	1,850,848
Total			69,105,427
Hawaii 0.4%
City & County of Honolulu
Unlimited General Obligation Bonds
Honolulu Rail Transit Project
Series 2019
09/01/2030	5.000%	6,000,000	7,934,040
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	761,174
Total			8,695,214
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	2,925,598
10/01/2049	8.125%	1,635,000	1,095,793
Total			4,021,391
Illinois 9.7%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,733,744
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,233,100
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,090,820
Series 2018
12/01/2046	5.000%	2,500,000	2,716,900
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	579,120
Chicago Board of Education(c)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,460,259

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Board of Education(d)
Unlimited General Obligation Refunding Bonds
Series 2019A
12/01/2025	0.000%	2,000,000	1,665,960
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,265,290
Series 2014B
01/01/2035	5.000%	5,000,000	5,562,950
Chicago O’Hare International Airport(b)
Refunding Revenue Bonds
Senior Lien
Series 2018
01/01/2037	5.000%	2,000,000	2,453,840
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2042	5.000%	8,895,000	10,340,437
01/01/2052	5.000%	8,030,000	9,192,985
Senior Lien
Series 2017G
01/01/2042	5.000%	2,650,000	3,080,625
01/01/2047	5.000%	1,000,000	1,152,110
Series 2017J
01/01/2037	5.000%	2,000,000	2,352,820
TriPs Obligated Group
Series 2018
07/01/2038	5.000%	1,000,000	1,163,800
07/01/2048	5.000%	800,000	914,344
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,415,839
Series 2015D
01/01/2046	5.000%	4,390,000	4,932,209
Unrefunded Revenue Bonds
General Third Lien
Series 2011
01/01/2039	5.750%	295,000	300,092
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,820,593
City of Chicago
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2036	5.000%	4,000,000	4,218,720
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	597,612
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,247,550
01/01/2042	5.000%	5,000,000	5,213,900
Series 2014
01/01/2034	5.000%	1,000,000	1,105,220
01/01/2039	5.000%	2,000,000	2,197,220
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,152,660
Series 2014
11/01/2044	5.000%	650,000	719,648
Series 2016
11/01/2030	5.000%	10,775,000	12,891,641
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,399,900
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	1,036,593
Illinois Finance Authority
Refunding Revenue Bonds
Northshore University Health System
Series 2020A
08/15/2033	5.000%	1,250,000	1,630,163
08/15/2037	4.000%	3,000,000	3,512,070
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,057,680
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,711,275
Illinois State Toll Highway Authority
Refunding Senior Revenue Bonds
Series 2019B
01/01/2031	5.000%	3,500,000	4,667,145

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Pier & Exposition Authority(d)
Refunding Revenue Bonds
Capital Appreciation - McCormick Place Expansion
Series 2002A (BAM)
12/15/2054	0.000%	5,000,000	1,529,800
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,862,913
Capital Appreciation - McCormick Place Expansion
Series 2002A (AGM)
12/15/2040	0.000%	10,000,000	5,224,700
McCormick Place Expansion Project
Series 2017A (AGM)
12/15/2056	0.000%	10,000,000	2,849,500
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,379,216
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,300,759
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,238,900
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2038	4.000%	14,460,000	14,943,398
Series 2013
07/01/2026	5.500%	1,955,000	2,130,833
07/01/2033	5.500%	5,000,000	5,374,800
07/01/2038	5.500%	875,000	933,713
Series 2016
01/01/2026	5.000%	2,965,000	3,347,544
11/01/2027	5.000%	2,785,000	3,169,581
Series 2017A
12/01/2035	5.000%	1,345,000	1,502,015
12/01/2036	5.000%	5,000,000	5,559,850
Series 2018A
05/01/2032	5.000%	2,500,000	2,857,175
05/01/2033	5.000%	5,000,000	5,680,650
05/01/2039	5.000%	4,320,000	4,799,520
05/01/2040	5.000%	6,005,000	6,652,879
05/01/2041	5.000%	6,000,000	6,630,600
Series 2018B
05/01/2027	5.000%	4,950,000	5,687,946
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019B
11/01/2034	4.000%	8,795,000	9,217,688
Series 2020
05/01/2039	5.500%	2,700,000	3,216,321
05/01/2045	5.750%	1,750,000	2,097,130
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2031	5.000%	2,500,000	2,884,850
Total			228,859,115
Indiana 0.2%
City of Whiting(b)
Refunding Revenue Bonds
BP Products North America
Series 2019 (Mandatory Put 06/05/26)
12/01/2044	5.000%	3,200,000	3,905,568
Iowa 1.1%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,754,953
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,494,150
Lifespace Communities, Inc.
Series 2018-A
05/15/2043	5.000%	5,000,000	5,233,600
Series 2020A (GNMA)
01/01/2040	2.700%	5,000,000	5,297,300
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	7,000,000	8,544,550
Total			26,324,553
Kansas 0.6%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,319,659
Refunding Revenue Bonds
University of Kansas Health System
Series 2019
03/01/2036	4.000%	2,750,000	3,253,690
03/01/2037	4.000%	2,500,000	2,946,825
03/01/2038	4.000%	2,500,000	2,937,475
Total			13,457,649

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,321,764
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2034	5.000%	1,035,000	1,295,696
Kentucky Public Energy Authority
Revenue Bonds
Series 2020A (Mandatory Put 06/01/26)
12/01/2050	4.000%	4,000,000	4,598,880
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,221,550
Total			8,437,890
Louisiana 0.5%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,980,000	4,122,205
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,171,860
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,331,360
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,647,585
New Orleans Aviation Board(b)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	1,275,000	1,468,035
Parish of St. James(c)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	1,250,000	1,491,125
Total			12,232,170
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 1.1%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	8,194,543
Revenue Bonds
Series 2019C
09/01/2039	3.000%	7,500,000	8,040,525
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,337,424
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	4,066,208
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
03/15/2026	5.000%	2,845,000	3,580,802
Total			25,219,502
Massachusetts 1.7%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	631,470
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	7,873,125
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	1,949,900
Massachusetts Educational Financing Authority(b)
Refunding Revenue Bonds
Issue K
Series 2017A
07/01/2026	5.000%	1,650,000	1,927,777
Subordinated Series 2017B
07/01/2046	4.250%	3,000,000	3,178,770
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	2,200,000	2,202,288

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Port Authority(b)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,650,780
Series 2019A
Series 2019
07/01/2031	5.000%	7,065,000	9,145,148
Revenue Bonds
Series 2019C
07/01/2044	5.000%	10,000,000	12,380,100
Total			40,939,358
Michigan 3.5%
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,864,815
City of Detroit Water Supply System
Prerefunded 07/01/21 Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,569,555
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	561,712
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,834,012
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	487,693
Series 2015
11/15/2045	5.000%	1,220,000	1,375,562
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	609,020
Trinity Health Credit Group
Series 2019
12/01/2036	4.000%	3,000,000	3,551,520
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,613,600
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,635,520
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,178,680
07/01/2035	5.000%	5,000,000	5,864,750
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	835,000	1,062,254
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	1,545,000	1,730,168
10/01/2043	4.000%	2,300,000	2,565,765
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,613,625
Series 2019B
12/01/2044	3.100%	6,000,000	6,346,020
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,417,239
10/01/2047	3.850%	5,000,000	5,433,250
Michigan Strategic Fund(b)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	15,500,000	17,441,530
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,431,383
Wayne County Airport Authority(b)
Revenue Bonds
Series 2017B
12/01/2042	5.000%	700,000	832,006
Total			84,019,679
Minnesota 1.8%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	2,714,100
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,000,000	912,190

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2036	5.000%	835,000	902,944
08/01/2043	5.250%	500,000	541,220
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,205,080
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,479,480
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	6,500,000	7,073,625
02/15/2053	5.000%	8,000,000	9,288,800
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	2,000,000	2,342,140
Hastings Independent School District No. 200(d)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,898,746
02/01/2034	0.000%	1,565,000	1,119,053
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	497,468
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,900,000	3,902,886
Minneapolis-St. Paul Metropolitan Airports Commission(b)
Refunding Revenue Bonds
Subordinated Series 2016D
01/01/2041	5.000%	750,000	876,075
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,398,995
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,845,000	2,281,548
Total			42,434,350
Missouri 1.6%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	820,207
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	2,265,720
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,709,595
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	660,920
Series 2014
02/01/2044	5.000%	2,275,000	2,377,102
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,082,660
Kansas City Industrial Development Authority(b)
Revenue Bonds
Kansas City International Airport
Series 2019
03/01/2044	5.000%	12,500,000	14,952,625
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,277,829
05/15/2050	5.250%	500,000	503,360
Missouri Development Finance Board
Revenue Bonds
St. Joseph Sewage System Improvements
Series 2011
05/01/2031	5.250%	500,000	501,725

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2045	2.700%	1,200,000	1,268,460
05/01/2050	2.850%	1,125,000	1,194,840
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,481,100
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,465,365
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,144,069
09/01/2042	5.000%	2,000,000	2,028,640
Total			38,734,217
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	505,092
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	530,000	569,877
12/01/2047	3.600%	695,000	746,492
Total			1,821,461
Nebraska 1.5%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,758,465
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,190,460
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2037	4.000%	1,000,000	1,122,840
01/01/2038	4.000%	1,300,000	1,456,845
01/01/2039	4.000%	1,810,000	2,024,720
01/01/2044	4.000%	15,000,000	16,641,900
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2039	2.850%	5,000,000	5,305,750
09/01/2042	3.050%	1,935,000	2,061,162
Total			35,562,142
Nevada 0.3%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,763,072
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	980,538
Clark County School District
Limited General Obligation Bonds
Series 2020A (AGM)
06/15/2037	4.000%	850,000	1,011,798
06/15/2040	4.000%	1,225,000	1,445,230
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	585,607
Series 2018A
12/15/2038	5.000%	415,000	423,383
Total			7,209,628
New Hampshire 0.3%
New Hampshire Business Finance Authority(b)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2019 (Mandatory Put 07/01/24)
07/01/2027	2.150%	3,000,000	3,083,250
New Hampshire Business Finance Authority(c)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2046	5.625%	2,000,000	2,046,620

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	985,507
Total			6,115,377
New Jersey 4.7%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	410,336
03/01/2042	4.000%	1,250,000	1,399,500
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,194,400
Garden State Preservation Trust(d)
Revenue Bonds
Capital Appreciation
Series 2003B (AGM)
11/01/2022	0.000%	10,000,000	9,647,900
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	20,000	24,864
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,261,960
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	2,041,700
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	449,575
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	1,200,000	1,104,384
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,800,000	2,095,686
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,128,950
Transportation Project
Series 2020
11/01/2044	5.000%	3,000,000	3,484,350
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	355,000	394,004
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(b)
Refunding Revenue Bonds
New Jersey Natural Gas Co. Project
Series 2019
08/01/2041	3.000%	6,000,000	6,152,580
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bond
Series 2020A
07/01/2038	5.000%	1,980,000	2,406,809
07/01/2039	5.000%	2,080,000	2,521,168
07/01/2045	5.000%	700,000	835,156
New Jersey Higher Education Student Assistance Authority(b)
Revenue Bonds
Series 2018A
12/01/2034	4.000%	400,000	430,860
12/01/2035	4.000%	400,000	429,276
New Jersey Housing & Mortgage Finance Agency(b)
Refunding Revenue Bonds
Series 2017D
11/01/2037	4.250%	1,525,000	1,693,452
Single Family Housing
Series 2018
10/01/2032	3.800%	2,330,000	2,612,512
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	3,135,000	3,425,803
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,638,240
Transportation System
Series 2018-A
12/15/2035	5.000%	5,000,000	5,869,450
Series 2019
12/15/2033	5.000%	2,850,000	3,423,420
12/15/2039	5.000%	1,460,000	1,719,398
Revenue Bonds
Transportation Program
Series 2013AA
06/15/2044	5.000%	8,090,000	8,628,794
Series 2015AA
06/15/2041	5.250%	6,000,000	6,648,060
Series 2019
06/15/2046	5.000%	3,500,000	4,008,760

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority(d)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	4,501,680
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,211,040
Series 2017E
01/01/2032	5.000%	2,500,000	3,109,750
Series 2017G
01/01/2034	4.000%	15,160,000	17,167,487
South Jersey Port Corp.(b)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	2,900,000	3,141,976
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	2,000,000	2,257,700
Total			112,470,980
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2039	5.000%	1,225,000	1,281,093
07/01/2049	5.000%	1,000,000	1,030,240
New Mexico Mortgage Finance Authority
Revenue Bonds
Revenue Bonds
Series 2020
07/01/2035	2.500%	895,000	951,438
Series 2020 (GNMA)
07/01/2040	2.700%	2,340,000	2,485,735
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	3,225,000	3,485,806
Total			9,234,312
New York 6.4%
City of New York
Unlimited General Obligation Bonds
Fiscal 2020
Series 2019B-1
10/01/2032	5.000%	2,500,000	3,305,050
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi Modal
Series 2020D-1
03/01/2043	5.000%	3,000,000	3,845,340
Subordinated Series 2018D-1
12/01/2038	5.000%	10,000,000	12,620,700
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,724,133
Glen Cove Local Economic Assistance Corp.(g)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,297,550
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,219,680
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,436,540
Metropolitan Transportation Authority(d)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,750,221
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2020A-S2
02/01/2022	4.000%	5,000,000	5,092,950
Green Bond
Series 2020C-1
11/15/2050	5.000%	10,935,000	12,533,260
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,160,460
Series 2019
11/01/2049	3.250%	7,310,000	7,679,228
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	6,382,830
Future Tax Subordinated Bonds
Subordinated Series 2020C
05/01/2038	4.000%	700,000	849,968
05/01/2039	4.000%	1,000,000	1,210,480

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Revenue Bonds
NYU Langone Hospitals Obligated Group
Series 2020A
07/01/2050	4.000%	2,000,000	2,295,560
New York State Environmental Facilities Corp.(b),(c)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	1,000,000	965,300
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,852,692
Port Authority of New York & New Jersey(b)
Refunding Revenue Bonds
Consolidated 197th
Series 2016-197
11/15/2036	5.000%	2,000,000	2,396,660
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,500,000	1,784,145
Series 2018-207
09/15/2032	5.000%	12,235,000	15,154,393
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2045	4.000%	7,775,000	8,877,106
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 163rd
Series 2010-163
07/15/2035	5.000%	20,305,000	20,351,498
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	4,010,459
Series 2018-208
10/01/2034	3.600%	5,000,000	5,581,700
Triborough Bridge & Tunnel Authority
Revenue Bonds
MTA Bridges and Tunnels
Series 2020A
11/15/2049	5.000%	3,000,000	3,856,680
Ulster County Capital Resource Corp.(c)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	4,784,154
09/15/2047	5.250%	1,475,000	1,347,840
09/15/2053	5.250%	3,045,000	2,737,973
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp.
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	70,000	70,909
Total			151,175,459
North Carolina 1.4%
North Carolina Housing Finance Agency
Revenue Bonds
Series 2019-42
07/01/2039	2.625%	2,000,000	2,105,640
01/01/2043	2.850%	3,000,000	3,136,260
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,839,096
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,147,256
Revenue Bonds
REX Health Care
Series 2020A
07/01/2049	4.000%	5,000,000	5,679,150
Twin Lakes Community
Series 2019A
01/01/2044	5.000%	2,000,000	2,121,020
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2043	5.000%	4,500,000	5,467,140
01/01/2049	5.000%	2,000,000	2,405,840
North Carolina Turnpike Authority(d)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,260,160
Series 2019
01/01/2040	0.000%	3,950,000	2,375,886
01/01/2041	0.000%	5,500,000	3,182,080
Series 2020
01/01/2047	0.000%	2,000,000	923,980
Triangle Expressway System
Series 2019
01/01/2043	0.000%	4,500,000	2,414,835
Total			34,058,343

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Dakota 0.5%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	2,220,000	2,423,552
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	1,410,000	1,515,270
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	4,495,000	4,969,672
Series 2019C
07/01/2039	3.200%	2,755,000	3,016,312
Total			11,924,806
Ohio 2.0%
Buckeye Tobacco Settlement Financing Authority
03/04/2020
06/01/2055	5.000%	4,000,000	4,408,080
Buckeye Tobacco Settlement Financing Authority(d)
Refunding Revenue Bonds
Series 2020B-2
06/01/2057	0.000%	2,500,000	361,375
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	1,956,805
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	1,650,000	1,699,484
Lake County Port & Economic Development Authority(c),(f)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	6,000,000	4,221,660
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	825,863
Northeast Ohio Regional Sewer District
Refunding Revenue Bonds
Series 2019
11/15/2037	4.000%	2,000,000	2,444,600
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Air Quality Development Authority(b),(g)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
12/01/2027	2.100%	2,500,000	2,611,050
Ohio Air Quality Development Authority(b)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
07/01/2028	2.100%	7,000,000	7,311,220
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	1,500,000	1,561,185
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	4,000,000	4,365,840
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Loan Fund
Series 2020A
12/01/2050	5.000%	4,000,000	5,263,400
Subordinated Series 2020A
12/01/2037	5.000%	6,690,000	9,043,274
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,743,735
Total			47,817,571
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,331,512
11/15/2045	5.250%	1,165,000	1,220,862
Total			2,552,374
Oregon 0.6%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2055	5.375%	1,500,000	1,583,460
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	538,503

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2045	5.000%	4,660,000	5,909,253
Port of Portland Airport(b)
Revenue Bonds
Series 2017-24B
07/01/2042	5.000%	1,000,000	1,169,340
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	4,275,000	4,700,662
Total			13,901,218
Pennsylvania 7.0%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	2,026,360
City of Philadelphia Airport(b)
Refunding Revenue Bonds
Series 2017B
07/01/2042	5.000%	2,250,000	2,616,255
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,291,367
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,478,580
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,994,176
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	1,630,000	1,712,706
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,001,010
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	1,210,488
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,565,850
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	772,492
Luzerne County Industrial Development Authority(b)
Refunding Revenue Bonds
Pennsylvania-American Water Co. Project
Series 2019 (Mandatory Put 12/03/29)
12/01/2039	2.450%	3,500,000	3,866,765
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	1,962,905
Meadowood Senior Living Project
Series 2018
12/01/2038	5.000%	1,270,000	1,346,568
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2043	4.000%	1,000,000	1,093,240
11/15/2045	5.000%	3,500,000	4,130,455
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	804,742
08/15/2048	5.000%	1,500,000	1,775,970
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	11,206,800
Pennsylvania Economic Development Financing Authority(c)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	5,769,240
Pennsylvania Economic Development Financing Authority(b)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	4,125,000	4,543,770
06/30/2042	5.000%	11,000,000	12,041,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,128,800
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	1,405,000	1,482,542
Series 2017-124B
10/01/2042	3.650%	7,810,000	8,419,727
Revenue Bonds
Series 2019-130A
10/01/2034	2.500%	4,000,000	4,239,160
10/01/2039	2.700%	3,000,000	3,173,400
Series 2019-131A
04/01/2049	3.500%	3,215,000	3,488,886
Series 2020-132A
10/01/2035	2.300%	5,000,000	5,101,150
10/01/2041	2.550%	11,500,000	11,741,730
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,495,376
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,826,525
Series 2015B
12/01/2040	5.000%	2,500,000	2,876,750
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,518,400
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	5,964,150
Subordinated Series 2019A
12/01/2044	5.000%	10,000,000	12,194,500
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,949,600
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	840,405
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,623,493
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	3,500,000	3,423,000
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,401,736
Series 2018B
09/01/2043	5.000%	515,000	627,945
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,606,270
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,734,992
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,560,580
Total			166,630,116
Puerto Rico 0.5%
Puerto Rico Sales Tax Financing Corp.(d),(h)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	20,750,000	6,043,437
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	5,745,000	6,207,760
Total			12,251,197
Rhode Island 0.1%
Rhode Island Student Loan Authority(b)
Refunding Revenue Bonds
Series 2018A
12/01/2025	5.000%	1,200,000	1,386,768
South Carolina 0.6%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,000,000	1,024,180

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	2,800,000	3,525,396
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,439,294
South Carolina Ports Authority(b)
Revenue Bonds
Series 2018
07/01/2043	5.000%	1,570,000	1,889,401
Series 2019B
07/01/2044	5.000%	4,080,000	4,991,594
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2040	3.000%	1,000,000	1,078,220
Total			13,948,085
South Dakota 1.0%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	11,109,500
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,799,889
South Dakota Housing Development Authority
Refunding Revenue Bonds
Series 2019B
11/01/2039	2.650%	8,910,000	9,380,002
Revenue Bonds
Homeownership Mortgage
Series 2018A
05/01/2042	3.900%	390,000	390,328
Total			22,679,719
Tennessee 1.6%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	363,232
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,723,154
07/01/2040	4.000%	1,800,000	1,974,276
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
Series 2019
11/15/2048	4.000%	5,235,000	5,798,181
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,368,288
Series 2017A
07/01/2048	5.000%	835,000	960,425
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2049	5.750%	10,000,000	10,027,300
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	5,000,000	4,953,400
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,470,000	2,728,807
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	740,000	801,309
07/01/2047	3.650%	1,485,000	1,592,960
Series 2017-2B
07/01/2036	3.700%	3,300,000	3,633,036
Series 2018-1
07/01/2042	3.900%	970,000	1,074,731
Total			37,999,099
Texas 10.8%
Bexar County Health Facilities Development Corp.
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,011,540
07/15/2036	4.000%	3,000,000	2,937,540
Series 2018
07/15/2033	5.000%	1,000,000	1,066,780
07/15/2037	5.000%	2,100,000	2,211,027
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	3,000,000	3,071,730

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,863,425
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,435,202
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,276,240
01/01/2045	5.000%	5,000,000	5,646,450
Central Texas Turnpike System(d)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	999,440
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	4,825,000	6,320,605
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,733,200
City of Austin Airport System(b)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,169,270
11/15/2046	5.000%	1,000,000	1,160,750
Series 2019B
11/15/2038	5.000%	6,175,000	7,707,017
11/15/2048	5.000%	7,850,000	9,599,843
City of Houston Airport System(b)
Refunding Revenue Bonds
Subordinated Series 2018C
07/01/2031	5.000%	1,525,000	1,903,230
Revenue Bonds
Subordinated Series 2018A
07/01/2041	5.000%	1,250,000	1,506,200
City of San Antonio Airport System(b)
Refunding Revenue Bonds
Lien
Subordinated Series 2019A
07/01/2030	5.000%	1,250,000	1,584,100
07/01/2031	5.000%	1,000,000	1,260,160
07/01/2032	5.000%	750,000	938,700
City of San Antonio Electric & Gas Systems
Refunding Revenue Bonds
Junior Lien
Series 2019
02/01/2034	5.000%	15,000,000	20,281,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,843,555
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	617,016
08/15/2042	5.000%	1,500,000	1,580,505
Series 2013
08/15/2033	6.000%	260,000	293,621
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,238,141
Series 2015A
12/01/2045	5.000%	400,000	431,436
County of Williamson
Unlimited General Obligation Bonds
Series 2020
02/15/2033	4.000%	11,240,000	14,038,198
Dallas Love Field(b)
Revenue Bonds
Series 2017
11/01/2033	5.000%	1,000,000	1,168,300
11/01/2036	5.000%	1,000,000	1,158,550
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2039	4.000%	1,000,000	1,212,260
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	283,063
05/15/2031	6.500%	230,000	241,219
Matagorda County Navigation District No. 1(b),(i)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 (Mandatory Put 09/01/20)
05/01/2030	1.750%	2,000,000	2,000,920
New Hope Cultural Education Facilities Finance Corp.
Prerefunded 04/01/25 Revenue Bonds
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,916,366
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	4,056,160

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	809,010
07/01/2047	5.000%	1,000,000	868,440
07/01/2052	4.750%	1,500,000	1,200,855
Bridgemoor Plano Project
Series 2018
12/01/2053	7.250%	5,000,000	4,679,750
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,205,445
07/01/2046	5.000%	5,485,000	4,622,703
07/01/2051	4.750%	5,235,000	3,953,472
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	423,460
11/15/2046	5.500%	750,000	598,208
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	533,853
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,981,404
Series 2019A
01/01/2044	4.000%	13,500,000	15,588,180
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2038	4.000%	1,235,000	1,495,671
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2035	4.000%	2,880,000	3,630,038
02/15/2037	4.000%	3,125,000	3,906,500
02/15/2039	4.000%	2,000,000	2,484,760
02/15/2045	4.000%	1,700,000	2,079,627
Port Authority of Houston of Harris County(b)
Unlimited General Obligation Refunding Bonds
Series 2018A
10/01/2036	5.000%	4,000,000	5,185,840
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	402,714
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2044	7.750%	500,000	535,450
State of Texas(b)
Unlimited General Obligation Bonds
College Student Loan
Series 2019
08/01/2030	5.000%	7,175,000	9,510,606
08/01/2031	5.000%	7,535,000	9,976,340
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	11,300,000	14,455,299
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	777,848
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	2,000,000	2,228,980
Texas Private Activity Bond Surface Transportation Corp.(b)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	17,200,000	20,075,324
Senior Lien - Blueridge Transportation
Series 2016
12/31/2050	5.000%	1,930,000	2,032,869
12/31/2055	5.000%	6,515,000	6,844,203
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,130,840
12/31/2045	5.000%	2,250,000	2,379,847
Texas Transportation Commission(d)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	512,003
08/01/2039	0.000%	600,000	274,464
Texas Water Development Board
Revenue Bonds
State Water Implementation Fund
Series 2018
10/15/2032	5.000%	5,105,000	6,765,656

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2037	4.000%	1,670,000	2,080,837
02/15/2045	4.000%	3,765,000	4,561,072
Total			256,554,977
Utah 1.0%
Salt Lake City Corp. Airport(b)
Revenue Bonds
Series 2017A
07/01/2042	5.000%	6,700,000	7,954,575
Series 2018-A
07/01/2043	5.000%	13,000,000	15,676,180
Total			23,630,755
Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,057,185
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,367,098
Virginia Small Business Financing Authority(b)
Revenue Bonds
Senior Lien - 95 Express Lane
Series 2017
01/01/2040	5.000%	7,500,000	7,772,325
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	19,125,000	21,405,656
Total			40,602,264
Washington 4.5%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	4,343,224
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,102,290
Port of Seattle(b)
Refunding Revenue Bonds
Intermediate Lien
Series 2017
05/01/2037	5.000%	6,000,000	7,141,560
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Washington
Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2019D
06/01/2040	5.000%	5,000,000	6,463,050
Series 2015B
02/01/2039	5.000%	10,000,000	11,727,800
Series 2017D
02/01/2036	5.000%	6,505,000	8,129,884
Series 2020C
02/01/2034	5.000%	9,725,000	13,190,990
Various Purpose
Series 2019C
02/01/2038	5.000%	5,000,000	6,529,100
Unlimited General Obligation Notes
Series 2019A
08/01/2040	5.000%	10,000,000	13,142,000
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Seattle Cancer Care Alliance
Series 2020
09/01/2055	5.000%	10,000,000	12,453,800
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	5,250,050
Washington State Housing Finance Commission(c)
Refunding Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,074,430
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,019,400
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	430,245
01/01/2045	6.000%	595,000	602,069
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	2,550,000	2,732,758
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	3,500,000	3,494,120
Washington State Housing Finance Commission
Revenue Bonds
Transforming Age Projects
Series 2019
01/01/2026	2.375%	4,000,000	3,719,920
Total			107,546,690

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Virginia 0.0%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	900,000	911,412
Wisconsin 2.4%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2039	5.000%	2,230,000	2,295,495
09/01/2054	5.000%	1,000,000	1,005,030
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,659,100
10/01/2049	4.000%	2,690,000	2,959,753
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2037	4.000%	2,000,000	2,218,680
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,808,125
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,763,111
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	432,177
05/15/2047	5.250%	220,000	230,582
State of Wisconsin
Unlimited General Obligation Bonds
Series 2020A
05/01/2039	4.000%	7,500,000	8,928,000
05/01/2040	4.000%	8,190,000	9,714,077
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,861,472
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,011,530
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,372,271
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018B
07/01/2033	4.250%	1,250,000	1,168,350
07/01/2043	4.500%	1,375,000	1,233,375
07/01/2048	5.000%	500,000	474,065
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	560,764
09/15/2045	5.000%	1,000,000	1,016,650
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	300,000	301,002
Wisconsin Housing & Economic Development
Refunding Revenue Bonds
Series 2020A
09/01/2035	2.700%	1,000,000	1,067,080
03/01/2039	3.000%	1,250,000	1,348,888
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019C (FNMA)
09/01/2039	2.750%	1,630,000	1,725,974
03/01/2042	2.950%	2,500,000	2,657,750
Total			56,813,301
Wyoming 0.0%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,026,310
Total Municipal Bonds (Cost $2,159,516,414)			2,277,740,767

Municipal Bonds Held in Trust 0.6%

North Carolina 0.6%
North Carolina Medical Care Commission Health Care Facilities(j)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	12,400,000	14,095,731
Total Municipal Bonds Held in Trust (Cost $13,708,972)			14,095,731

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
July 31, 2020
Municipal Short Term 0.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.3%
California Pollution Control Financing Authority(b),(c)
Refunding Revenue Bonds
Republic Services, Inc. Project
Series 2010A
08/01/2023	2.050%	7,000,000	7,000,000
Total Municipal Short Term (Cost $7,000,000)			7,000,000

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.034%(k)	477,600	477,552
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.117%(k)	7,728,000	7,728,000
Total Money Market Funds (Cost $8,205,585)		8,205,552
Total Investments in Securities (Cost $2,242,216,586)		2,363,842,819
Other Assets & Liabilities, Net		6,354,241
Net Assets		$2,370,197,060
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2020 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	15,504,869	5,000,800	—	594,200	21,099,869	—	437,915	952,818

(b)	Income from this security may be subject to alternative minimum tax.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2020, the total value of these securities amounted to $63,165,590, which represents 2.66% of total net assets.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2020, the total value of these securities amounted to $6,658,160, which represents 0.28% of total net assets.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2020.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2020, the total value of these securities amounted to $6,043,437, which represents 0.25% of total net assets.
(i)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2020.
(j)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
July 31, 2020
Notes to Portfolio of Investments  (continued)
(k)	The rate shown is the seven-day current annualized yield at July 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTA	Monthly Treasury Average
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Fixed Income Funds	56,800,769	—	—	56,800,769
Municipal Bonds	—	2,277,740,767	—	2,277,740,767
Municipal Bonds Held in Trust	—	14,095,731	—	14,095,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
July 31, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Municipal Short Term	—	7,000,000	—	7,000,000
Money Market Funds	8,205,552	—	—	8,205,552
Total Investments in Securities	65,006,321	2,298,836,498	—	2,363,842,819
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Annual Report 2020

Statement of Assets and Liabilities
July 31, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,222,277,007)	$2,342,742,950
Affiliated issuers (cost $19,939,579)	21,099,869
Cash	61,984
Receivable for:
Investments sold	514,805
Capital shares sold	8,075,463
Interest	20,140,516
Expense reimbursement due from Investment Manager	132
Prepaid expenses	12,678
Total assets	2,392,648,397
Liabilities
Short-term floating rate notes outstanding	9,300,000
Payable for:
Investments purchased	1,183,693
Investments purchased on a delayed delivery basis	3,415,685
Capital shares purchased	3,108,408
Distributions to shareholders	5,159,501
Management services fees	29,333
Distribution and/or service fees	8,245
Transfer agent fees	107,047
Compensation of board members	80,887
Other expenses	58,538
Total liabilities	22,451,337
Net assets applicable to outstanding capital stock	$2,370,197,060
Represented by
Paid in capital	2,263,987,304
Total distributable earnings (loss)	106,209,756
Total - representing net assets applicable to outstanding capital stock	$2,370,197,060
Class A
Net assets	$843,706,776
Shares outstanding	202,150,170
Net asset value per share	$4.17
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.30
Advisor Class
Net assets	$60,123,543
Shares outstanding	14,426,372
Net asset value per share	$4.17
Class C
Net assets	$91,717,280
Shares outstanding	21,960,965
Net asset value per share	$4.18
Institutional Class
Net assets	$1,218,643,630
Shares outstanding	292,558,446
Net asset value per share	$4.17
Institutional 2 Class
Net assets	$51,339,093
Shares outstanding	12,322,765
Net asset value per share	$4.17
Institutional 3 Class
Net assets	$104,666,738
Shares outstanding	25,088,230
Net asset value per share	$4.17
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	35

Statement of Operations
Year Ended July 31, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$882,212
Dividends — affiliated issuers	437,915
Interest	74,418,563
Total income	75,738,690
Expenses:
Management services fees	10,034,164
Distribution and/or service fees
Class A	2,045,058
Class C	850,229
Transfer agent fees
Class A	541,242
Advisor Class	32,612
Class C	56,293
Institutional Class	741,991
Institutional 2 Class	27,863
Institutional 3 Class	6,505
Compensation of board members	39,599
Custodian fees	14,247
Printing and postage fees	106,905
Registration fees	213,549
Audit fees	28,587
Legal fees	32,406
Interest on inverse floater program	124,891
Compensation of chief compliance officer	459
Other	36,435
Total expenses	14,933,035
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(39,986)
Expense reduction	(40)
Total net expenses	14,893,009
Net investment income	60,845,681
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,504,490
Futures contracts	(1,632,017)
Net realized loss	(127,527)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	22,727,018
Investments — affiliated issuers	594,200
Net change in unrealized appreciation (depreciation)	23,321,218
Net realized and unrealized gain	23,193,691
Net increase in net assets resulting from operations	$84,039,372
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations
Net investment income	$60,845,681	$52,212,527
Net realized loss	(127,527)	(3,690,791)
Net change in unrealized appreciation (depreciation)	23,321,218	65,530,811
Net increase in net assets resulting from operations	84,039,372	114,052,547
Distributions to shareholders
Net investment income and net realized gains
Class A	(24,322,684)	(26,146,715)
Advisor Class	(1,578,706)	(1,403,077)
Class C	(1,886,047)	(1,778,816)
Institutional Class	(36,033,554)	(25,975,604)
Institutional 2 Class	(1,544,436)	(798,595)
Institutional 3 Class	(2,332,717)	(1,607,691)
Class T	—	(131)
Total distributions to shareholders	(67,698,144)	(57,710,629)
Increase in net assets from capital stock activity	419,651,377	464,494,094
Total increase in net assets	435,992,605	520,836,012
Net assets at beginning of year	1,934,204,455	1,413,368,443
Net assets at end of year	$2,370,197,060	$1,934,204,455
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	37

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2020		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	38,428,396	157,811,887	45,038,653	179,777,975
Distributions reinvested	5,728,088	23,570,925	6,359,091	25,322,305
Redemptions	(34,335,678)	(139,228,952)	(39,052,676)	(154,597,198)
Net increase	9,820,806	42,153,860	12,345,068	50,503,082
Advisor Class
Subscriptions	9,420,157	38,536,811	6,955,770	27,701,671
Distributions reinvested	382,411	1,571,738	351,357	1,399,184
Redemptions	(6,696,927)	(27,178,478)	(3,992,615)	(15,828,581)
Net increase	3,105,641	12,930,071	3,314,512	13,272,274
Class C
Subscriptions	8,279,121	34,125,839	6,904,077	27,673,395
Distributions reinvested	412,092	1,696,573	404,915	1,612,652
Redemptions	(4,260,689)	(17,365,132)	(4,721,533)	(18,819,673)
Net increase	4,430,524	18,457,280	2,587,459	10,466,374
Institutional Class
Subscriptions	185,921,679	761,076,389	150,229,792	598,202,521
Distributions reinvested	7,169,857	29,430,614	5,347,592	21,297,133
Redemptions	(126,876,011)	(507,385,098)	(68,954,573)	(272,689,299)
Net increase	66,215,525	283,121,905	86,622,811	346,810,355
Institutional 2 Class
Subscriptions	8,703,066	35,519,221	7,602,115	30,456,296
Distributions reinvested	375,910	1,544,023	199,728	798,196
Redemptions	(6,256,725)	(24,310,392)	(1,503,213)	(5,962,967)
Net increase	2,822,251	12,752,852	6,298,630	25,291,525
Institutional 3 Class
Subscriptions	18,710,056	76,252,717	7,012,665	27,955,551
Distributions reinvested	532,650	2,189,651	402,551	1,605,125
Redemptions	(6,983,070)	(28,206,959)	(2,882,528)	(11,400,288)
Net increase	12,259,636	50,235,409	4,532,688	18,160,388
Class T
Redemptions	—	—	(2,532)	(9,904)
Net decrease	—	—	(2,532)	(9,904)
Total net increase	98,654,383	419,651,377	115,698,636	464,494,094
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Annual Report 2020

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Columbia Strategic Municipal Income Fund | Annual Report 2020	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2020	$4.12	0.11	0.06	0.17	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2019	$3.99	0.13	0.14	0.27	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2018	$4.02	0.14	(0.02)	0.12	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2017	$4.18	0.14	(0.15)	(0.01)	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2016	$4.02	0.16	0.17	0.33	(0.16)	(0.01)	(0.17)
Advisor Class
Year Ended 7/31/2020	$4.11	0.12	0.07	0.19	(0.12)	(0.01)	(0.13)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.18	0.15	(0.15)	0.00(f)	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.18	0.35	(0.17)	(0.01)	(0.18)
Class C
Year Ended 7/31/2020	$4.12	0.08	0.07	0.15	(0.08)	(0.01)	(0.09)
Year Ended 7/31/2019	$4.00	0.10	0.13	0.23	(0.10)	(0.01)	(0.11)
Year Ended 7/31/2018	$4.03	0.10	(0.01)	0.09	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)	(0.14)
Institutional Class
Year Ended 7/31/2020	$4.11	0.12	0.07	0.19	(0.12)	(0.01)	(0.13)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.17	0.34	(0.17)	(0.01)	(0.18)
Institutional 2 Class
Year Ended 7/31/2020	$4.11	0.12	0.07	0.19	(0.12)	(0.01)	(0.13)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.02	0.17	0.16	0.33	(0.17)	(0.01)	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Municipal Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2020	$4.17	4.25%	0.80%(c)	0.80%(c),(d)	2.66%	32%	$843,707
Year Ended 7/31/2019	$4.12	7.05%	0.81%	0.81%	3.23%	30%	$792,540
Year Ended 7/31/2018	$3.99	2.98%	0.81%	0.81%(d)	3.37%	19%	$718,879
Year Ended 7/31/2017	$4.02	(0.09%)	0.83%(e)	0.82%(d),(e)	3.57%	27%	$636,647
Year Ended 7/31/2016	$4.18	8.45%	0.84%(e)	0.80%(d),(e)	3.89%	11%	$654,691
Advisor Class
Year Ended 7/31/2020	$4.17	4.77%	0.55%(c)	0.55%(c),(d)	2.91%	32%	$60,124
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.47%	30%	$46,584
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57%(d)	3.63%	19%	$31,934
Year Ended 7/31/2017	$4.02	0.16%	0.59%(e)	0.57%(d),(e)	3.83%	27%	$12,765
Year Ended 7/31/2016	$4.18	8.99%	0.60%(e)	0.55%(d),(e)	4.07%	11%	$8,841
Class C
Year Ended 7/31/2020	$4.18	3.73%	1.55%(c)	1.55%(c),(d)	1.91%	32%	$91,717
Year Ended 7/31/2019	$4.12	5.98%	1.56%	1.56%	2.48%	30%	$72,283
Year Ended 7/31/2018	$4.00	2.22%	1.56%	1.56%(d)	2.61%	19%	$59,720
Year Ended 7/31/2017	$4.03	(0.59%)	1.58%(e)	1.58%(d),(e)	2.82%	27%	$48,398
Year Ended 7/31/2016	$4.18	7.64%	1.59%(e)	1.55%(d),(e)	3.12%	11%	$28,896
Institutional Class
Year Ended 7/31/2020	$4.17	4.77%	0.55%(c)	0.55%(c),(d)	2.91%	32%	$1,218,644
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.46%	30%	$930,894
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57%(d)	3.62%	19%	$556,945
Year Ended 7/31/2017	$4.02	0.40%	0.59%(e)	0.58%(d),(e)	3.84%	27%	$292,664
Year Ended 7/31/2016	$4.17	8.73%	0.60%(e)	0.55%(d),(e)	4.09%	11%	$119,993
Institutional 2 Class
Year Ended 7/31/2020	$4.17	4.78%	0.54%(c)	0.54%(c)	2.91%	32%	$51,339
Year Ended 7/31/2019	$4.11	7.06%	0.55%	0.55%	3.45%	30%	$39,068
Year Ended 7/31/2018	$3.99	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$4.02	0.41%	0.58%(e)	0.58%(e)	3.82%	27%	$9,597
Year Ended 7/31/2016	$4.17	8.45%	0.57%(e)	0.56%(e)	4.08%	11%	$6,129
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2020	$4.12	0.12	0.06	0.18	(0.12)	(0.01)	(0.13)
Year Ended 7/31/2019	$3.99	0.14	0.15	0.29	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2018	$4.03	0.15	(0.03)	0.12	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017(g)	$3.95	0.06	0.08	0.14	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Municipal Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2020	$4.17	4.58%	0.49%(c)	0.49%(c)	2.96%	32%	$104,667
Year Ended 7/31/2019	$4.12	7.38%	0.50%	0.50%	3.52%	30%	$52,836
Year Ended 7/31/2018	$3.99	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(g)	$4.03	3.66%	0.57%(c),(h)	0.55%(c),(h)	3.94%(h)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2020	43

Notes to Financial Statements
July 31, 2020
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net
44	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Strategic Municipal Income Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
July 31, 2020
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
46	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,632,017)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	21,754,278

*	Based on the ending daily outstanding amounts for the year ended July 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2020 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2020, the average value of short-term floating rate notes outstanding was $9,300,000 and the average interest rate and fees related to these short-term floating rate notes were 1.00% and 0.49%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Strategic Municipal Income Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
July 31, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
48	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2020 was 0.46% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has voluntarily agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Strategic Municipal Income Fund | Annual Report 2020	49

Notes to Financial Statements  (continued)
July 31, 2020
For the year ended July 31, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $394,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	596,006
Class C	—	1.00(b)	14,823

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
50	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.80%	0.81%
Advisor Class	0.55	0.56
Class C	1.55	1.56
Institutional Class	0.55	0.56
Institutional 2 Class	0.54	0.56
Institutional 3 Class	0.49	0.51
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, post-October capital losses, distributions, principal and/or interest of fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(172)	172	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2020				Year Ended July 31, 2019
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
4,503,247	60,685,996	2,508,901	67,698,144	4,495,774	53,214,855	—	57,710,629
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Strategic Municipal Income Fund | Annual Report 2020	51

Notes to Financial Statements  (continued)
July 31, 2020
At July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	5,551,356	—	—	110,649,454
At July 31, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,253,193,365	131,593,143	(20,943,689)	110,649,454
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	4,752,271
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,205,304,897 and $705,804,537, respectively, for the year ended July 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
52	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended July 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Strategic Municipal Income Fund | Annual Report 2020	53

Notes to Financial Statements  (continued)
July 31, 2020
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
54	Columbia Strategic Municipal Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
July 31, 2020
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2020, affiliated shareholders of record owned 48.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split occurred with the close of business on September 11, 2020.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic Municipal Income Fund | Annual Report 2020	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Strategic Municipal Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend	Exempt- interest dividends
$2,039,190	99.86%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	110	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Strategic Municipal Income Fund | Annual Report 2020	57

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	110	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	110	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	110	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	110	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Chair of the Board since 1/20; Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	110	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
58	Columbia Strategic Municipal Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	110	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	110	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	110	Director, NAPE Education Foundation since October 2016
Columbia Strategic Municipal Income Fund | Annual Report 2020	59

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	162	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
60	Columbia Strategic Municipal Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
Columbia Strategic Municipal Income Fund | Annual Report 2020	61

Liquidity Risk Management Program  (continued)

•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November and December 2019 and February, March, April and June 2020, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15-17, 2020 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2020 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that Columbia Threadneedle has been able to effectively manage, operate and distribute the Funds through the challenging pandemic period (with no disruptions in services provided).
62	Columbia Strategic Municipal Income Fund | Annual Report 2020

Approval of Management Agreement  (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2019 in the performance of administrative services, and noted the various enhancements anticipated for 2020. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was observed that the services being performed under the Management Agreement were of a reasonable quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide quality services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2019 the Board had concluded that 2018 profitability was reasonable and that the 2020 information shows that the profitability generated by Columbia Threadneedle in 2019 decreased slightly from 2018 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer
Columbia Strategic Municipal Income Fund | Annual Report 2020	63

Approval of Management Agreement  (continued)

various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provide for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2020, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
64	Columbia Strategic Municipal Income Fund | Annual Report 2020

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Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN118_07_K01_(09/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

20202019

$361,000              $415,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

20202019

$9,200               $4,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2020 and July 31, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2020 and July 31,

2019 are approximately as follows:

2020	2019
$6,400	$63,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal Years 2020 and 2019 also include Tax Fees for foreign tax filings.

During the fiscal years ended July 31, 2020 and July 31, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2020 and July 31, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31,

2020 and July 31, 2019 are approximately as follows:

20202019

$225,000            $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2020 and July 31,

2019 are approximately as follows:

20202019

$240,600              $292,700

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	September 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	September 22, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	September 22, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	September 22, 2020